UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31, 2012

Date of reporting period: May 31, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage Allocation Funds

Annual Report

May 31, 2012

■	Wells Fargo Advantage Conservative Allocation Fund

■	Wells Fargo Advantage Growth Balanced Fund

■	Wells Fargo Advantage Moderate Balanced Fund

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The views expressed and any forward-looking statements are as of May 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $206 billion in assets under management, as of May 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Allocation Funds	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage Allocation Funds for the 12-month period that ended May 31, 2012. Upon reviewing the report, you may notice that your fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your fund’s principal holdings and assist you in evaluating your fund’s risk profile and investment strategy. The fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it.

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone. When uncertainty was high, investors sold riskier assets such as high-beta1 equities, commodities, emerging markets securities, and high-yield bonds in preference for the relative safety of U.S. Treasuries. In periods of lower volatility, investor risk tolerance dramatically rose and the markets sought out the higher yield and return potential of those riskier investments.

During the first quarter of 2012, investor sentiment appeared to be more positive and balanced. This recent shift in sentiment was the result of improvement in the global macroeconomic backdrop, which contributed to a less volatile market environment and a more stable consensus earnings growth outlook. These developments also encouraged investors to refocus on underlying fundamentals, sparking the first-quarter equity rally that was led by stocks and sectors that were shunned at points in 2011, notably retail and higher-growth information technology names—especially within the U.S. markets.

However, the momentum of the first quarter faded during April and May 2012 as softening global economic data and political leadership changes in France and Greece raised more immediate questions about the future of the European union and its euro currency.

The S&P 500 Index2 and the Russell 3000® Index3—which measure the broad U.S. equity market—posted total returns of (0.41)% and (1.87)%, respectively, for the reporting period. By comparison, the Barclays U.S. Aggregate Bond Index4, representing the universe of U.S. investment-grade taxable bonds, returned 7.12%, and the Barclays U.S. Treasury Index5, which is composed of U.S. Treasury securities, returned 9.05% for the 12-month period.

1.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Allocation Funds	3

The global economic recovery modestly improved during the period.

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven, primarily due to persistently sluggish jobs growth and a flat housing market affecting the U.S., in addition to the ongoing sovereign debt concerns affecting the eurozone.

The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) grew at a modest 1.3% annualized rate in the second quarter of 2011 and a 1.8% annualized rate during the third quarter of 2011. Economic activity then accelerated to an annualized growth rate of 3.0% in the fourth quarter of 2011, reigniting hopes of a sustainable U.S. economic recovery. Those hopes were buoyed further by the advance estimate of first-quarter 2012 GDP, which remained positive with a 2.2% annualized rate. However, in May 2012, that estimate of first-quarter 2012 GDP was revised lower to a 1.9% annualized rate. While few economists still believe that the U.S. economy is in danger of sliding back into recession, many continue to expect a tepid economic growth environment throughout 2012.

Within the eurozone, GDP grew at an annualized rate of 1.5% for 2011, which was modestly weaker from a year earlier when eurozone GDP was reported at an annualized rate of 2.0% in the fourth quarter of 2010. Considering the fiscal challenges that faced European countries throughout 2011—stemming from the re-emergence of the Greek debt crisis—most economists expected weaker economic conditions in 2011. While several steps have been taken by the International Monetary Fund and the European Central Bank (ECB) to address the ongoing fiscal challenges in Europe, economic conditions of many countries in the eurozone are likely to remain weak throughout 2012.

Central banks across the globe remain committed to accommodative policies.

With inflation in check, the U.S. Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9, 2011, meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013—a timetable that was later revised to late 2014 following the FOMC meeting on January 25, 2012. Additionally, in September 2011, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that was designed to keep intermediate- and longer-term yields relatively low. By keeping longer-term yields low, lending activity may potentially spark business investments and home purchases that, in turn, may provide support for a more sustainable economic recovery.

The ECB also continued to maintain an accommodative monetary policy throughout the period, primarily in an effort to stave off the contagion risk stemming from the ongoing concerns about the potential of Greece defaulting on its sovereign bonds. Fortunately, Greece received another bailout and was able to restructure its outstanding debt in February 2012, which alleviated near-term contagion risks and the possibility of the euro collapsing. However, the agreement does not fully address longer-term structural issues that affect not only Greece but several other countries across the eurozone.

Recognizing the drag the persistent sovereign debt crisis has had on financial stability across the eurozone, the ECB introduced additional liquidity into the

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven, primarily due to persistently sluggish job growth and a flat housing market affecting the U.S., in addition to the ongoing sovereign debt concerns affecting the eurozone.

4	Wells Fargo Advantage Allocation Funds	Letter to Shareholders (Unaudited)

European banking system through its Long-Term Refinancing Operation (LTRO). The LTRO effectively encourages European banks to buy sovereign bonds of the eurozone governments, helping to push yields lower on bonds from financially fragile countries like Spain and Italy. This type of activity helps reduce the near-term risk that those countries will experience funding issues. From a global credit market perspective, this additional liquidity seeks to alleviate fears of contagion and may cause risk premiums to decline—an encouraging scenario for equities and high-yield bonds.

Recent events have not altered our message to shareholders.

The heightened volatility of the past 12 months and lingering uncertainties about the outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. For many investors, simply building and maintaining a well-diversified6 investment plan focused on clear financial objectives is the best long-term strategy.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	5

Wells Fargo Advantage Conservative Allocation Fund1

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting primarily of current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUB-ADVISERS

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Thomas C. Biwer, CFA

Petros Bocray, CFA, FRM

Christian L. Chan, CFA

Jeffrey P. Mellas, CAIA

Andrew Owen, CFA

FUND INCEPTION

April 30, 19896

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Administrator Class	2.17%
Conservative Allocation Composite Index[2]	3.21%
Barclays U.S. Aggregate Bond Index[3]	7.12%
S&P 500 Index[4]	(0.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85% for Administrator Class. The Fund’s gross and net expense ratios are 1.27% and 0.85%, respectively, for Administrator Class shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

Source: Wells Fargo Funds Management, LLC. The Conservative Allocation Composite Index is weighted 55% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities), 25% in the Barclays 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 5% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 5% in the S&P 500 Index, 5% in the Russell 1000 Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 3% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 2% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The chart compares the performance of the Wells Fargo Advantage Conservative Allocation Fund Administrator Class shares for the most recent ten years with the Conservative Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $1,000,000 investment in the Administrator Class shares and reflects all operating expenses.

6.	The inception date of the Administrator Class shares was November 11, 1994. Performance prior to November 11, 1994, reflects the performance of an unregistered collective investment fund that was not subject to the same requirements and restrictions as the Fund.

6	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Conservative Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Conservative Allocation Composite Index and the Barclays U.S. Aggregate Bond Index but outperformed the S&P 500 Index for the 12-month period that ended May 31, 2012.

■	Major asset classes posted mixed returns, as bonds produced strong gains and global equity markets declined during the period.

■

The Fund’s Tactical Asset Allocation (TAA) overlay strategy and investments in the Wells Fargo Advantage Equity Value Portfolio were the primary contributors to underperformance versus the composite benchmark. The Fund’s allocation to fixed income had a positive impact on performance relative to the S&P 500 Index.

The majority of equity styles and sectors declined during the period.

Data indicating that the U.S. economic recovery hit a soft patch along with continued problems related to Europe’s debt produced a steep decline in global equities during the initial months of the period. Equities subsequently rallied based on strong earnings growth by U.S. corporations and actions taken by the European Central Bank to provide liquidity for its financial institutions. During the final month of the period, however, stocks declined on renewed worries about the European sovereign debt situation.

U.S. Treasury markets advanced sharply and corporate bonds provided gains.

Treasury securities benefited from investors’ flight to safe-haven assets due to continuing fiscal problems in the eurozone. Corporate bonds produced solid gains, as the economic recovery in the U.S. continued to improve, including stronger employment data and a substantial improvement in household balance sheets.

TEN LARGEST HOLDINGS[7] (AS OF MAY 31, 2012)
FHLMC, 7.50%, 09/02/2043	1.28%
FNMA, 5.25%, 05/25/2020	1.02%
FNMA, 6.25%, 05/25/2042	0.99%
U.S. Treasury Bond, 2.00%, 02/15/2022	0.98%
FNMA, 5.50%, 02/01/2036	0.90%
U.S. Treasury Bond, 4.25%, 11/15/2040	0.82%
Household Home Equity Loan Trust 2005-2A1, 0.50%, 01/20/2035	0.75%
FHLMC, 7.00%, 03/25/2043	0.72%
FNMA, 6.00%, 02/25/2044	0.68%
Structured Asset Securities Corporation Series 2007-RM1 Class A1, 0.51%, 05/25/2047	0.67%

The TAA overlay, with its tilt toward equities, had a negative impact on the Fund’s performance versus the composite benchmark, as bonds outperformed stocks during the reporting period.

The Fund uses the TAA Model, which seeks to enhance returns by changing its target allocations as the relative valuation attractiveness of stocks and bonds changes. The Fund’s neutral allocation is 20% stocks and 80% bonds. During the entire 12-month period, the Fund maintained a tactical allocation to the maximum equity overweighting, providing a current target allocation of 25% stocks and 75% bonds. In order to implement the tilt toward equities, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

7.	The ten largest holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	7

Wells Fargo Advantage Conservative Allocation Fund (continued)

Stocks underperformed bonds during the 12-month period, and the TAA Model continues to favor stocks relative to bonds.

NEUTRAL ALLOCATION[8] (AS OF MAY 31, 2012)

CURRENT TARGET ALLOCATION[8] (AS OF MAY 31, 2012)

The recent turbulence in global markets is likely to be transitory. Going forward, we expect economic growth to accelerate in the coming months as job creation and bank lending continue to improve. Lastly, we believe stock valuations remain attractive in the current environment of surging corporate profits and low inflation. Our current expectation is that the Fund will therefore remain allocated to the maximum equity overweighting until the relative valuation between stocks and bonds returns to historical norms.

8.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

8	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Conservative Allocation Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

						Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Administrator Class (NVCBX)	11/11/1994	3.62	2.17	3.57	4.22	1.27%	0.85%
Conservative Allocation Composite Index		2.87	3.21	4.17	4.89
Barclays U.S. Aggregate Bond Index		3.46	7.12	6.72	5.72
S&P 500 Index		6.23	(0.41)	(0.92)	4.14

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

9.	Reflects the expense ratios as stated in the most recent prospectus.

10.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	9

Wells Fargo Advantage Growth Balanced Fund1

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUB-ADVISERS

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Thomas C. Biwer, CFA

Petros Bocray, CFA, FRM

Christian L. Chan, CFA

Jeffrey P. Mellas, CAIA

Andrew Owen, CFA

FUND INCEPTION

April 30, 19896

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charges)	(4.53)%
Growth Balanced Composite Index[2]	(0.39)%
S&P 500 Index[3]	(0.41)%
Barclays U.S. Aggregate Bond Index[4]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.20% for Class A. The Fund’s gross and net expense ratios are 1.36% and 1.20%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities), 16.25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 9.75% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 6.50% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The chart compares the performance of the Wells Fargo Advantage Growth Balanced Fund Class A shares for the most recent ten years with the Growth Balanced Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	Class A shares incepted on October 14, 1998. Class B and Class C shares incepted on October 1, 1998. Performance shown prior to the inception of Class A, Class B, and Class C shares reflects the performance of the Administrator Class shares, adjusted to reflect the Class A, Class B, and Class C sales charges and expenses, as applicable. Performance prior to November 11, 1994 reflects the performance of an unregistered collective investment fund that was not subject to the same requirements and restrictions as the Fund.

10	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Growth Balanced Composite Index, as well as the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, for the 12-month period that ended May 31, 2012.

■	Major asset classes posted mixed returns, as bonds produced strong gains and global equity markets declined during the period.

■

The Fund’s Tactical Asset Allocation (TAA) overlay strategy and investments in the Wells Fargo Advantage Equity Value Portfolio were the primary contributors to underperformance versus the composite benchmark. The Fund’s allocation to fixed income had a positive impact on performance relative to the S&P 500 Index.

The majority of equity styles and sectors declined during the period.

Data indicating that the economic recovery hit a soft patch and continued problems related to Europe’s debt produced a steep decline in global equities during the initial months of the period. Equities subsequently rallied based on strong earnings growth in the U.S. and actions taken by the European Central Bank to provide liquidity for its financial institutions. During the final month of the period, stocks declined on renewed worries about the European sovereign debt situation.

U.S. Treasury markets advanced sharply and corporate bonds provided gains.

Treasury securities benefited from investors’ flight to safe-haven assets due to continuing fiscal problems in the eurozone. Corporate bonds produced solid gains, as the economic recovery in the U.S. continued to improve, including stronger employment data and a substantial improvement in household balance sheets.

TEN LARGEST HOLDINGS[7] (AS OF MAY 31, 2012)
Apple Incorporated	2.09%
U.S. Treasury Bill, 0.07%, 8/23/2012	1.48%
Exxon Mobil Corporation	0.85%
Google Incorporated-Class A	0.76%
FNMA, 5.25%, 5/25/2020	0.66%
FNMA, 6.25%, 5/25/2042	0.64%
U.S. Treasury Bond, 2.00%, 2/15/2022	0.63%
General Electric Company	0.62%
FNMA, 5.50%, 2/1/2036	0.58%
JP Morgan Chase & Company	0.54%

The TAA overlay, with its tilt toward equities, had a negative impact on the Fund’s performance versus the composite benchmark, as bonds outperformed stocks during the reporting period.

The Fund uses the TAA Model, which seeks to enhance returns by changing its target allocations as the relative valuation attractiveness of stocks and bonds changes. The Fund’s neutral allocation is 65% stocks and 35% bonds. During the entire 12-month period, the Fund maintained a tactical allocation to the maximum equity overweighting, providing a current target allocation of 80% stocks and 20% bonds. In order to implement the tilt toward equities, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

7.	The ten largest holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	11

Wells Fargo Advantage Growth Balanced Fund (continued)

Stocks underperformed bonds during the 12-month period, and the TAA Model continues to favor stocks relative to bonds.

NEUTRAL ALLOCATION[8] (AS OF MAY 31, 2012)

CURRENT TARGET ALLOCATION[8] (AS OF MAY 31, 2012)

The recent turbulence in global markets is likely to be transitory. Going forward, we expect economic growth to accelerate in the coming months as job creation and bank lending continue to improve. Lastly, we believe stock valuations remain attractive in the current environment of surging corporate profits and low inflation. Our current expectation is that the Fund will therefore remain allocated to the maximum equity overweighting until the relative valuation between stocks and bonds returns to historical norms.

8.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

12	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Class A (WFGBX)	10/14/1998	(2.11)	(10.02)	(2.01)	2.64	3.86	(4.53)	(0.84)	3.25	1.36%	1.20%
Class B (NVGRX)**	10/01/1998	(1.49)	(10.23)	(2.01)	2.70	3.51	(5.23)	(1.58)	2.70	2.11%	1.95%
Class C (WFGWX)	10/01/1998	2.48	(6.26)	(1.58)	2.47	3.48	(5.26)	(1.58)	2.47	2.11%	1.95%
Administrator Class (NVGBX)	11/11/1994					4.01	(4.30)	(0.59)	3.50	1.20%	0.95%
Growth Balanced Composite Index						4.17	(0.39)	1.63	5.32
S&P 500 Index						6.23	(0.41)	(0.92)	4.14
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.72

*	Returns for periods of less than one year are not annualized.
**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

9.	Reflects the expense ratios as stated in the most recent prospectuses.

10.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	13

Wells Fargo Advantage Moderate Balanced Fund1

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

MASTER PORTFOLIO SUB-ADVISERS

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Thomas C. Biwer, CFA

Petros Bocray, CFA, FRM

Christian L. Chan, CFA

Jeffrey P. Mellas, CAIA

Andrew Owen, CFA

FUND INCEPTION

April 30, 19896

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charges)	(0.93)%
Moderate Balanced Composite Index[2]	1.61%
S&P 500 Index[3]	(0.41)%
Barclays U.S. Aggregate Bond Index[4]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.15% for Class A. The Fund’s gross and net expense ratios are 1.34% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the i nvestment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 15% in the Barclays 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 10% in the S&P 500 Index, 10% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 10% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 6% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 4% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The chart compares the performance of the Wells Fargo Advantage Moderate Balanced Fund Class A shares for the most recent ten years with the Moderate Balanced Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

6.	The inception date of Class A, Class B, and Class C shares was January 30, 2004. Performance shown prior to the inception of Class A, Class B, and Class C reflects the performance of the Administrator Class shares, adjusted to reflect Class A, Class B, and Class C shares sales charges and expenses, as applicable. Performance prior to November 11, 1994 reflects the performance of an unregistered collective investment fund that was not subject to the same requirements and restrictions as the Fund.

14	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Moderate Balanced Composite Index, as well as the Barclays U.S. Aggregate Bond Index and the S&P 500 Index, for the 12-month period that ended May 31, 2012.

■	Major asset classes posted mixed returns, as bonds produced strong gains and global equity markets declined during the period.

■

The Fund’s Tactical Asset Allocation (TAA) overlay strategy and investments in the Wells Fargo Advantage Equity Value Portfolio were the primary contributors to underperformance versus the composite benchmark. The Fund’s allocation to fixed income had a positive impact on performance relative to the S&P 500 Index.

The majority of equity styles and sectors declined during the period.

Data indicating that the U.S. economic recovery hit a soft patch and continued problems related to Europe’s debt produced a steep decline in global equities during the initial months of the period. Equities subsequently rallied based on strong earnings growth in the U.S. and actions taken by the European Central Bank to provide liquidity for its financial institutions. During the final month of the period, stocks declined on renewed worries about the European sovereign debt situation.

U.S. Treasury markets advanced sharply and corporate bonds provided gains.

Treasury securities benefited from investors’ flight to safe-haven assets due to continuing fiscal problems in the eurozone. Corporate bonds produced solid gains, as the economic recovery in the U.S. continued to improve, including stronger employment data and a substantial improvement in household balance sheets.

TEN LARGEST HOLDINGS[7] (AS OF MAY 31, 2012)
Apple Incorporated	1.23%
U.S. Treasury Bill, 0.01%, 8/2/2012	0.97%
FHLMC, 7.50%, 9/25/2043	0.90%
FNMA, 5.25%, 5/25/2020	0.85%
FNMA, 6.25%, 5/25/2042	0.83%
U.S. Treasury Bond, 2.00%, 2/15/2022	0.81%
FNMA, 5.50%, 2/1/2036	0.75%
U.S. Treasury Bond, 4.25%, 11/15/2040	0.69%
FNMA, 6.00%, 2/25/2044	0.57%
HFC Home Equity Loan Asset Backed Certificates Series 2005-2 Class A1, 0.51%, 1/20/2035	0.55%

The TAA overlay, with its tilt toward equities, had a negative impact on the Fund’s performance versus the composite benchmark, as bonds outperformed stocks during the reporting period.

The Fund uses the TAA Model, which seeks to enhance returns by changing its target allocations as the relative attractiveness of stocks and bonds changes. The Fund’s neutral allocation is 60% stocks and 40% bonds. During the entire 12-month period, the Fund maintained a tactical allocation to the maximum equity overweighting, providing a current target allocation of 50% stocks and 50% bonds. In order to implement the tilt toward equities, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

7.	The ten largest holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Allocation Funds	15

Wells Fargo Advantage Moderate Balanced Fund (continued)

Stocks underperformed bonds during the 12-month period, and the TAA Model continues to favor stocks relative to bonds.

NEUTRAL ALLOCATION[8] (AS OF MAY 31, 2012)

CURRENT TARGET ALLOCATION[8] (AS OF MAY 31, 2012)

The recent turbulence in global markets is likely to be transitory. Going forward, we expect U.S. economic growth to accelerate in the coming months as job creation and bank lending continue to improve. Lastly, we believe stock valuations remain attractive in the current environment of surging corporate profits and low inflation. Our current expectation is that the Fund will therefore remain allocated to the maximum equity overweighting until the relative valuation between stocks and bonds returns to historical norms.

8.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on our Tactical Asset Allocation Model as of the date specified and is subject to change.

16	Wells Fargo Advantage Allocation Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

AVERAGE ANNUAL TOTAL RETURN9 (%) (AS OF MAY 31, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[10]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[11]
Class A (WFMAX)	01/30/2004	(2.25)	(6.63)	0.16	3.05	3.72	(0.93)	1.36	3.66	1.34%	1.15%
Class B (WMOBX)**	01/30/2004	(1.64)	(6.66)	0.21	3.13	3.36	(1.66)	0.60	3.13	2.09%	1.90%
Class C (WFBCX)	01/30/2004	2.38	(2.67)	0.60	2.89	3.38	(1.67)	0.60	2.89	2.09%	1.90%
Administrator Class (NVMBX)	11/11/1994					3.86	(0.66)	1.61	3.92	1.18%	0.90%
Moderate Balanced Composite Index						3.43	1.61	3.09	5.12
S&P 500 Index						6.23	(0.41)	(0.92)	4.14
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.72

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

9.	Historical performance shown for Class A, Class B and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B and Class C shares.

10.	Reflects the expense ratios as stated in the most recent prospectuses.

11.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Allocation Funds	17

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Conservative Allocation Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Administrator Class
Actual	$1,000.00	$1,036.16	$4.33	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Wells Fargo Advantage Growth Balanced Fund
Class A
Actual	$1,000.00	$1,038.63	$6.12	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Class B
Actual	$1,000.00	$1,035.06	$9.92	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Class C
Actual	$1,000.00	$1,034.79	$9.92	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.25	$9.82	1.95%
Administrator Class
Actual	$1,000.00	$1,040.13	$4.85	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%

18	Wells Fargo Advantage Allocation Funds	Fund Expenses (Unaudited)

Wells Fargo Advantage Moderate Balanced Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,037.17	$5.86	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Class B
Actual	$1,000.00	$1,033.58	$9.66	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Class C
Actual	$1,000.00	$1,033.82	$9.66	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Administrator Class
Actual	$1,000.00	$1,038.62	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	19

CONSERVATIVE ALLOCATION FUND

Security Name			Shares	Value

Affiliated Master Portfolios: 99.55%
Wells Fargo Advantage C&B Large Cap Value Portfolio			N/A	$609,274
Wells Fargo Advantage Diversified Large Cap Growth Portfolio			N/A	1,827,291
Wells Fargo Advantage Emerging Growth Portfolio			N/A	182,991
Wells Fargo Advantage Equity Value Portfolio			N/A	613,168
Wells Fargo Advantage Index Portfolio			N/A	1,848,903
Wells Fargo Advantage Inflation-Protected Bond Portfolio			N/A	2,157,728
Wells Fargo Advantage International Equity Portfolio			N/A	273,834
Wells Fargo Advantage International Growth Portfolio			N/A	275,875
Wells Fargo Advantage International Index Portfolio			N/A	275,650
Wells Fargo Advantage International Value Portfolio			N/A	275,328
Wells Fargo Advantage Large Company Value Portfolio			N/A	611,969
Wells Fargo Advantage Managed Fixed Income Portfolio			N/A	15,066,761
Wells Fargo Advantage Small Cap Value Portfolio			N/A	186,415
Wells Fargo Advantage Small Company Growth Portfolio			N/A	183,230
Wells Fargo Advantage Small Company Value Portfolio			N/A	184,049
Wells Fargo Advantage Stable Income Portfolio			N/A	9,743,394
Wells Fargo Advantage Total Return Bond Portfolio			N/A	4,305,826

Total Affiliated Master Portfolios (Cost $38,140,326)				38,621,686

			Principal

Other: 0.04%
Gryphon Funding Limited, Pass-Through Entity (a)(i)			$22,544	6,087
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)±144A			24,761	10,400

Total Other (Cost $14,127)				16,487

	Yield	Maturity Date

Short-Term Investments: 0.42%

U.S. Treasury Securities: 0.42%
U.S. Treasury Bill #(z)	0.05%	08/02/2012	165,000	164,985

Total Short-Term Investments (Cost $164,977)				164,985

Total Investments in Securities
(Cost $38,319,430) *	100.01%	38,803,158
Other Assets and Liabilities, Net	(0.01)	(5,245)

Total Net Assets	100.00%	$38,797,913

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $39,684,500 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$483,728
Gross unrealized depreciation	(1,365,070)

Net unrealized depreciation	$(881,342)

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

GROWTH BALANCED FUND

Security Name			Shares	Value

Affiliated Master Portfolios: 98.67%
Wells Fargo Advantage C&B Large Cap Value Portfolio			N/A	$14,859,429
Wells Fargo Advantage Diversified Large Cap Growth Portfolio			N/A	44,477,316
Wells Fargo Advantage Emerging Growth Portfolio			N/A	4,453,970
Wells Fargo Advantage Equity Value Portfolio			N/A	14,900,627
Wells Fargo Advantage Index Portfolio			N/A	44,652,655
Wells Fargo Advantage Inflation-Protected Bond Portfolio			N/A	9,709,250
Wells Fargo Advantage International Equity Portfolio			N/A	6,613,200
Wells Fargo Advantage International Growth Portfolio			N/A	6,684,465
Wells Fargo Advantage International Index Portfolio			N/A	6,635,345
Wells Fargo Advantage International Value Portfolio			N/A	6,634,105
Wells Fargo Advantage Large Company Value Portfolio			N/A	14,884,196
Wells Fargo Advantage Managed Fixed Income Portfolio			N/A	67,777,175
Wells Fargo Advantage Small Cap Value Portfolio			N/A	4,463,512
Wells Fargo Advantage Small Company Growth Portfolio			N/A	4,462,565
Wells Fargo Advantage Small Company Value Portfolio			N/A	4,474,484
Wells Fargo Advantage Total Return Bond Portfolio			N/A	19,374,078

Total Affiliated Master Portfolios (Cost $265,553,044)				275,056,372

			Principal

Other: 0.06%
Gryphon Funding Limited, Pass-Through Entity (a)(i)			$233,630	63,080
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)±144A			256,605	107,774

Total Other (Cost $146,393)				170,854

	Yield	Maturity Date

Short-Term Investments: 1.55%

U.S. Treasury Securities: 1.55%
U.S. Treasury Bill #(z)	0.05%	08/02/2012	510,000	509,954
U.S. Treasury Bill #(z)	0.07	08/23/2012	3,815,000	3,814,386

Total Short-Term Investments (Cost $4,324,396)				4,324,340

Total Investments in Securities
(Cost $270,023,833) *	100.28%	279,551,566
Other Assets and Liabilities, Net	(0.28)	(767,547)

Total Net Assets	100.00%	$278,784,019

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $274,198,523 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,353,123
Gross unrealized depreciation	(80)

Net unrealized appreciation	$5,353,043

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	21

MODERATE BALANCED FUND

Security Name			Shares	Value

Affiliated Master Portfolios: 99.26%
Wells Fargo Advantage C&B Large Cap Value Portfolio			N/A	$5,969,958
Wells Fargo Advantage Diversified Large Cap Growth Portfolio			N/A	17,882,291
Wells Fargo Advantage Emerging Growth Portfolio			N/A	1,788,854
Wells Fargo Advantage Equity Value Portfolio			N/A	5,987,734
Wells Fargo Advantage Index Portfolio			N/A	18,094,080
Wells Fargo Advantage Inflation-Protected Bond Portfolio			N/A	8,456,759
Wells Fargo Advantage International Equity Portfolio			N/A	2,685,026
Wells Fargo Advantage International Growth Portfolio			N/A	2,702,745
Wells Fargo Advantage International Index Portfolio			N/A	2,704,545
Wells Fargo Advantage International Value Portfolio			N/A	2,700,748
Wells Fargo Advantage Large Company Value Portfolio			N/A	5,974,086
Wells Fargo Advantage Managed Fixed Income Portfolio			N/A	59,059,360
Wells Fargo Advantage Small Cap Value Portfolio			N/A	1,811,295
Wells Fargo Advantage Small Company Growth Portfolio			N/A	1,786,224
Wells Fargo Advantage Small Company Value Portfolio			N/A	1,790,849
Wells Fargo Advantage Stable Income Portfolio			N/A	27,997,244
Wells Fargo Advantage Total Return Bond Portfolio			N/A	16,878,169

Total Affiliated Master Portfolios (Cost $179,274,134)				184,269,967

			Principal

Other: 0.01%
Gryphon Funding Limited, Pass-Through Entity (a)(i)			$42,421	11,454
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)±144A			46,593	19,569

Total Other (Cost $26,581)				31,023

	Yield	Maturity Date

Short-Term Investments: 0.94%

U.S. Treasury Securities: 0.94%
U.S. Treasury Bill #(z)	0.05%	08/02/2012	1,740,000	1,739,843

Total Short-Term Investments (Cost $1,739,760)				1,739,843

Total Investments in Securities
(Cost $181,040,475) *	100.21%	186,040,833
Other Assets and Liabilities, Net	(0.21)	(393,209)

Total Net Assets	100.00%	$185,647,624

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $181,784,494 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,000,358
Gross unrealized depreciation	(744,019)

Net unrealized appreciation	$4,256,339

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Allocation Funds	Statements of Assets and Liabilities—May 31, 2012

	Conservative Allocation Fund	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$38,621,686	$275,056,372	$184,269,967
In unaffiliated securities, at value (see cost below)	181,472	4,495,194	1,770,866

Total investments, at value (see cost below)	38,803,158	279,551,566	186,040,833
Receivable for Fund shares sold	18,499	192,589	81,474
Receivable for interest	5	53	10
Receivable from adviser	10,617	0	0
Prepaid expenses and other assets	20,935	30,877	22,095

Total assets	38,853,214	279,775,085	186,144,412

Liabilities
Payable for Fund shares redeemed	6,921	666,646	323,626
Payable for daily variation margin on open futures contracts	8,284	157,589	70,634
Advisory fee payable	0	5,581	3,834
Distribution fees payable	N/A	6,108	2,081
Due to related parties	4,945	44,625	25,963
Shareholder report expenses payable	14,028	25,846	16,304
Shareholder servicing fee payable	7,195	58,841	39,635
Professional fees payable	10,621	14,524	10,200
Accrued expenses and other liabilities	3,307	11,306	4,511

Total liabilities	55,301	991,066	496,788

Total net assets	$38,797,913	$278,784,019	$185,647,624

NET ASSETS CONSIST OF
Paid-in capital	$64,074,314	$468,348,954	$198,305,618
Undistributed net investment income	323,185	1,677,408	1,404,739
Accumulated net realized losses on investments	(25,999,467)	(198,768,843)	(18,181,744)
Net unrealized gains on investments	399,881	7,526,500	4,119,011

Total net assets	$38,797,913	$278,784,019	$185,647,624

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	N/A	$49,403,077	$9,934,905
Shares outstanding – Class A	N/A	1,778,742	527,243
Net asset value per share – Class A	N/A	$27.77	$18.84
Maximum offering price per share – Class A2	N/A	$29.46	$19.99
Net assets – Class B	N/A	$1,704,494	$807,326
Shares outstanding – Class B	N/A	68,734	42,808
Net asset value per share – Class B	N/A	$24.80	$18.86
Net assets – Class C	N/A	$7,655,656	$2,318,672
Shares outstanding – Class C	N/A	312,171	124,477
Net asset value per share – Class C	N/A	$24.52	$18.63
Net assets – Administrator Class	$38,797,913	$220,020,792	$172,586,721
Shares outstanding – Administrator Class	2,241,463	8,824,392	9,100,388
Net asset value per share – Administrator Class	$17.31	$24.93	$18.96

Investments in affiliated Master Portfolios, at cost	$38,140,326	$265,553,044	$179,274,134

Investments in unaffiliated securities, at cost	$179,104	$4,470,789	$1,766,341

Total investments, at cost	$38,319,430	$270,023,833	$181,040,475

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Allocation Funds	23

	Conservative Allocation Fund	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$142,926	$3,710,224	$1,439,227
Interest allocated from affiliated Master Portfolios	1,000,777	4,217,656	3,966,269
Interest	380	4,572	2,134
Expenses allocated from affiliated Master Portfolios	(194,067)	(1,663,801)	(1,014,148)
Waivers allocated from affiliated Master Portfolios	34,054	160,522	143,655

Total investment income	984,070	6,429,173	4,537,137

Expenses
Advisory fee	94,456	763,665	478,886
Administration fee
Fund level	18,891	152,733	95,777
Class A	N/A	137,736	25,971
Class B	N/A	7,192	2,139
Class C	N/A	20,265	6,466
Administrator Class	37,783	241,930	178,256
Shareholder servicing fee
Class A	N/A	132,439	24,972
Class B	N/A	6,821	2,057
Class C	N/A	19,485	6,218
Administrator Class	94,456	604,572	445,640
Distribution fees
Class B	N/A	20,746	6,170
Class C	N/A	58,456	18,652
Custody and accounting fees	6,089	12,667	16,217
Professional fees	19,429	11,049	7,771
Registration fees	27,103	63,285	50,233
Shareholder report expenses	10,297	73,043	31,696
Trustees’ fees and expenses	11,117	12,001	18,123
Other fees and expenses	2,099	3,497	10,560

Total expenses	321,720	2,341,582	1,425,804
Less: Fee waivers and/or expense reimbursements	(160,582)	(704,913)	(514,153)

Net expenses	161,138	1,636,669	911,651

Net investment income	822,932	4,792,504	3,625,486

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	5,561	57,631	10,464
Futures transactions	(308,918)	(7,587,760)	(3,062,335)
Securities transactions allocated from affiliated Master Portfolios	898,955	4,506,030	4,052,406

Net realized gains (losses) on investments	595,598	(3,024,099)	1,000,535

Net change in unrealized gains (losses) on:
Unaffiliated securities	(8,565)	(88,294)	(16,436)
Futures transactions	(120,519)	(3,221,214)	(1,343,353)
Securities transactions allocated from affiliated Master Portfolios	(436,704)	(13,880,858)	(5,174,425)

Net change in unrealized gains (losses) on investments	(565,788)	(17,190,366)	(6,534,214)

Net realized and unrealized gains (losses) on investments	29,810	(20,214,465)	(5,533,679)

Net increase (decrease) in net assets resulting from operations	$852,742	$(15,421,961)	$(1,908,193)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios of	$4,434	$112,943	$44,046

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Conservative Allocation Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$822,932		$600,434		$4,536,562
Net realized gains (losses) on investments		595,598		2,278,283		(3,612,403)
Net change in unrealized gains (losses) on investments		(565,788)		(241,277)		13,396,314

Net increase in net assets resulting from operations		852,742		2,637,440		14,320,473

Distributions to shareholders from
Net investment income
Administrator Class		(493,074)		(2,525,007)		(12,043,396)
Tax basis return of capital
Administrator Class		0		(2,372,388)		0

Total distributions to shareholders		(493,074)		(4,897,395)		(12,043,396)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Administrator Class	436,655	7,434,591	181,411	3,136,513	2,776,375	55,852,362
Reinvestment of distributions
Administrator Class	29,056	482,333	293,455	4,809,732	697,266	12,013,888
Payment for shares redeemed
Administrator Class	(368,142)	(6,281,286)	(476,963)	(8,623,991)	(25,642,904)	(454,791,994)

Net increase (decrease) in net assets resulting from capital share transactions		1,635,638		(677,746)		(386,925,744)

Total increase (decrease) in net assets		1,995,306		(2,937,701)		(384,648,667)

Net assets
Beginning of period		36,802,607		39,740,308		424,388,975

End of period		$38,797,913		$36,802,607		$39,740,308

Undistributed (overdistributed) net investment income		$323,185		$(15,411)		$1,935,677

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	25

	Growth Balanced Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$4,792,504		$3,700,777		$16,668,024
Net realized gains (losses) on investments		(3,024,099)		36,788,598		8,277,176
Net change in unrealized gains (losses) on investments		(17,190,366)		15,244,096		11,240,793

Net increase (decrease) in net assets resulting from operations		(15,421,961)		55,733,471		36,185,993

Distributions to shareholders from
Net investment income
Class A		(422,013)		(1,831,439)		(886,051)
Class B		0		(166,700)		(74,228)
Class C		(16,422)		(232,063)		(84,420)
Administrator Class		(2,900,868)		(10,370,570)		(14,342,061)

Total distributions to shareholders		(3,339,303)		(12,600,772)		(15,386,760)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	145,577	4,030,845	179,294	5,038,949	414,475	10,153,770
Class B	1,736	35,305	9,284	231,449	6,643	123,523
Class C	44,762	1,077,045	27,915	696,561	15,105	314,028
Administrator Class	1,126,437	28,122,102	671,413	17,027,091	12,751,074	283,257,813

		33,265,297		22,994,050		293,849,134

Reinvestment of distributions
Class A	15,849	409,066	64,810	1,767,373	34,645	859,542
Class B	0	0	6,561	160,081	3,243	72,091
Class C	672	15,373	9,145	221,130	3,638	80,397
Administrator Class	123,784	2,864,372	418,516	10,253,635	639,777	14,299,010

		3,288,811		12,402,219		15,311,040

Payment for shares redeemed
Class A	(429,300)	(11,917,248)	(332,434)	(9,314,886)	(607,439)	(15,152,309)
Class B	(92,082)	(2,277,834)	(156,884)	(3,941,068)	(356,007)	(7,884,918)
Class C	(56,665)	(1,367,347)	(47,904)	(1,187,126)	(45,667)	(1,011,839)
Administrator Class	(2,777,829)	(69,226,884)	(3,013,171)	(75,250,262)	(44,911,710)	(980,802,485)

		(84,789,313)		(89,693,342)		(1,004,851,551)

Net asset value of shares issued in acquisition Administrator Class	0	0	0	0	4,302,152	93,512,961

Net decrease in net assets resulting from capital share transactions		(48,235,205)		(54,297,073)		(602,178,416)

Total decrease in net assets		(66,996,469)		(11,164,374)		(581,379,183)

Net assets
Beginning of period		345,780,488		356,944,862		938,324,045

End of period		$278,784,019		$345,780,488		$356,944,862

Undistributed net investment income		$1,677,408		$4,918,191		$13,770,707

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Moderate Balanced Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$3,625,486		$2,766,767		$6,677,315
Net realized gains on investments		1,000,535		14,249,216		6,502,076
Net change in unrealized gains (losses) on investments		(6,534,214)		4,869,833		7,733,720

Net increase (decrease) in net assets resulting from operations		(1,908,193)		21,885,816		20,913,111

Distributions to shareholders from
Net investment income
Class A		(298,350)		(184,076)		(296,526)
Class B		(14,409)		(16,094)		(36,142)
Class C		(65,722)		(29,290)		(42,451)
Administrator Class		(5,867,825)		(4,333,803)		(7,225,301)

Total distributions to shareholders		(6,246,306)		(4,563,263)		(7,600,420)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	148,156	2,821,610	183,838	3,456,044	202,034	3,716,472
Class B	15,027	286,476	6,690	126,159	3,804	88,531
Class C	48,303	904,849	36,849	695,341	31,794	588,499
Administrator Class	1,023,557	19,512,929	825,267	15,744,997	1,654,769	26,552,692

		23,525,864		20,022,541		30,946,194

Reinvestment of distributions
Class A	16,021	285,166	9,283	172,108	16,708	286,367
Class B	756	13,518	803	14,881	1,955	33,463
Class C	3,054	53,931	1,461	26,907	2,301	39,202
Administrator Class	317,421	5,681,842	226,734	4,226,315	417,205	7,188,444

		6,034,457		4,440,211		7,547,476

Payment for shares redeemed
Class A	(181,808)	(3,450,859)	(92,945)	(1,760,092)	(280,339)	(4,869,463)
Class B	(28,981)	(542,623)	(21,908)	(415,122)	(36,615)	(632,134)
Class C	(48,418)	(909,830)	(13,893)	(261,052)	(22,177)	(383,446)
Administrator Class	(1,967,823)	(37,322,420)	(1,055,717)	(20,035,231)	(11,510,745)	(200,941,927)

		(42,225,732)		(22,471,497)		(206,826,970)

Net increase (decrease) in net assets resulting from capital share transactions		(12,665,411)		1,991,255		(168,333,300)

Total increase (decrease) in net assets		(20,819,910)		19,313,808		(155,020,609)

Net assets
Beginning of period		206,467,534		187,153,726		342,174,335

End of period		$185,647,624		$206,467,534		$187,153,726

Undistributed net investment income		$1,404,739		$3,998,629		$5,281,923

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

28	Wells Fargo Advantage Allocation Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Conservative Allocation Fund
Administrator Class
June 1, 2011 to May 31, 2012	$17.17	0.37		(0.01)	(0.22)	0.00
October 1, 2010 to May 31, 2011[4]	$18.52	0.29	[5]	0.95	(1.48)	0.00
October 1, 2009 to September 30, 2010	$17.45	1.15		0.57	(0.65)	0.00
October 1, 2008 to September 30, 2009	$17.77	0.58		(0.05)	(0.75)	(0.10)
October 1, 2007 to September 30, 2008	$20.35	0.73		(2.04)	(0.72)	(0.55)
October 1, 2006 to September 30, 2007	$19.74	0.70		0.84	(0.64)	(0.29)

Growth Balanced Fund
Class A
June 1, 2011 to May 31, 2012	$29.34	0.39	[5]	(1.73)	(0.23)	0.00
October 1, 2010 to May 31, 2011[4]	$25.89	0.23		4.11	(0.89)	0.00
October 1, 2009 to September 30, 2010	$24.12	0.40	[5]	1.75	(0.38)	0.00
October 1, 2008 to September 30, 2009	$25.63	0.41	[5]	(1.32)	(0.52)	(0.08)
October 1, 2007 to September 30, 2008	$36.21	0.63	[5]	(7.32)	(0.63)	(3.26)
October 1, 2006 to September 30, 2007	$33.51	0.61		4.40	(0.53)	(1.78)
Class B
June 1, 2011 to May 31, 2012	$26.17	0.15	[5]	(1.52)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$23.07	0.12	[5]	3.62	(0.64)	0.00
October 1, 2009 to September 30, 2010	$21.46	0.22	[5]	1.53	(0.14)	0.00
October 1, 2008 to September 30, 2009	$22.70	0.22	[5]	(1.13)	(0.25)	(0.08)
October 1, 2007 to September 30, 2008	$32.51	0.36	[5]	(6.52)	(0.39)	(3.26)
October 1, 2006 to September 30, 2007	$30.29	0.33		3.95	(0.28)	(1.78)
Class C
June 1, 2011 to May 31, 2012	$25.94	0.16	[5]	(1.53)	(0.05)	0.00
October 1, 2010 to May 31, 2011[4]	$22.93	0.12	[5]	3.60	(0.71)	0.00
October 1, 2009 to September 30, 2010	$21.42	0.19	[5]	1.56	(0.24)	0.00
October 1, 2008 to September 30, 2009	$22.77	0.23	[5]	(1.17)	(0.33)	(0.08)
October 1, 2007 to September 30, 2008	$32.60	0.36	[5]	(6.54)	(0.39)	(3.26)
October 1, 2006 to September 30, 2007	$30.37	0.33		3.97	(0.29)	(1.78)
Administrator Class
June 1, 2011 to May 31, 2012	$26.39	0.41	[5]	(1.57)	(0.30)	0.00
October 1, 2010 to May 31, 2011[4]	$23.39	0.31	[5]	3.64	(0.95)	0.00
October 1, 2009 to September 30, 2010	$21.81	0.46	[5]	1.55	(0.43)	0.00
October 1, 2008 to September 30, 2009	$23.29	0.41	[5]	(1.21)	(0.60)	(0.08)
October 1, 2007 to September 30, 2008	$33.29	0.64	[5]	(6.67)	(0.71)	(3.26)
October 1, 2006 to September 30, 2007	$30.98	0.70		3.99	(0.60)	(1.78)

Moderate Balanced Fund
Class A
June 1, 2011 to May 31, 2012	$19.64	0.32		(0.54)	(0.58)	0.00
October 1, 2010 to May 31, 2011[4]	$17.97	0.28		1.80	(0.41)	0.00
October 1, 2009 to September 30, 2010	$17.12	0.38	[5]	1.03	(0.56)	0.00
October 1, 2008 to September 30, 2009	$17.85	0.38		(0.36)	(0.57)	(0.18)
October 1, 2007 to September 30, 2008	$22.76	0.55		(3.34)	(0.61)	(1.51)
October 1, 2006 to September 30, 2007	$21.97	0.65	[5]	1.73	(0.61)	(0.98)
Class B
June 1, 2011 to May 31, 2012	$19.58	0.18	[5]	(0.53)	(0.37)	0.00
October 1, 2010 to May 31, 2011[4]	$17.85	0.14	[5]	1.84	(0.25)	0.00
October 1, 2009 to September 30, 2010	$16.99	0.30		0.97	(0.41)	0.00
October 1, 2008 to September 30, 2009	$17.67	0.26	[5]	(0.34)	(0.42)	(0.18)
October 1, 2007 to September 30, 2008	$22.53	0.42		(3.34)	(0.43)	(1.51)
October 1, 2006 to September 30, 2007	$21.76	0.47	[5]	1.72	(0.44)	(0.98)

Please see footnotes on page 30.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds	29

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$17.31	2.18%	1.28%	0.85%	2.17%	124%	$38,798
(1.11)	$17.17	2.46%	1.27%	0.85%	7.37%	72%	$36,803
0.00	$18.52	1.44%	1.13%	0.85%	10.12%	112%	$39,740
0.00	$17.45	3.18%	1.09%	0.85%	3.68%	130%	$424,389
0.00	$17.77	3.80%	1.06%	0.85%	(6.85)%	100%	$479,238
0.00	$20.35	3.75%	1.05%	0.85%	8.05%	91%	$615,216

0.00	$27.77	1.40%	1.36%	1.20%	(4.53)%	107%	$49,403
0.00	$29.34	1.43%	1.35%	1.20%	17.02%	70%	$60,055
0.00	$25.89	1.61%	1.38%	1.20%	9.00%	94%	$55,284
0.00	$24.12	1.95%	1.32%	1.20%	(2.95)%	105%	$55,318
0.00	$25.63	2.09%	1.34%	1.20%	(20.42)%	80%	$55,626
0.00	$36.21	1.89%	1.32%	1.20%	15.55%	75%	$79,411

0.00	$24.80	0.61%	2.10%	1.95%	(5.23)%	107%	$1,704
0.00	$26.17	0.62%	2.09%	1.95%	16.43%	70%	$4,163
0.00	$23.07	0.96%	2.12%	1.95%	8.19%	94%	$6,924
0.00	$21.46	1.21%	2.08%	1.95%	(3.66)%	105%	$13,869
0.00	$22.70	1.31%	2.09%	1.95%	(21.02)%	80%	$31,892
0.00	$32.51	1.12%	2.06%	1.95%	14.69%	75%	$66,097

0.00	$24.52	0.65%	2.11%	1.95%	(5.26)%	107%	$7,656
0.00	$25.94	0.68%	2.10%	1.95%	16.45%	70%	$8,388
0.00	$22.93	0.84%	2.12%	1.95%	8.20%	94%	$7,665
0.00	$21.42	1.21%	2.06%	1.95%	(3.69)%	105%	$7,738
0.00	$22.77	1.33%	2.08%	1.95%	(21.02)%	80%	$9,588
0.00	$32.60	1.12%	2.06%	1.95%	14.72%	75%	$15,226

0.00	$24.93	1.64%	1.20%	0.95%	(4.30)%	107%	$220,021
0.00	$26.39	1.66%	1.19%	0.95%	17.19%	70%	$273,174
0.00	$23.39	2.04%	1.19%	0.95%	9.32%	94%	$287,073
0.00	$21.81	2.18%	1.14%	0.95%	(2.68)%	105%	$861,399
0.00	$23.29	2.32%	1.16%	0.95%	(20.25)%	80%	$1,161,210
0.00	$33.29	2.12%	1.14%	0.95%	15.84%	75%	$1,804,249

0.00	$18.84	1.68%	1.33%	1.15%	(0.93)%	115%	$9,935
0.00	$19.64	1.89%	1.34%	1.15%	11.72%	70%	$10,702
0.00	$17.97	2.42%	1.37%	1.15%	8.41%	103%	$7,992
0.00	$17.12	2.47%	1.31%	1.15%	0.94%	116%	$8,669
0.00	$17.85	2.88%	1.31%	1.15%	(13.39)%	89%	$8,524
0.00	$22.76	2.80%	1.28%	1.15%	11.33%	82%	$9,839

0.00	$18.86	0.94%	2.08%	1.90%	(1.66)%	115%	$807
0.00	$19.58	1.11%	2.09%	1.90%	11.16%	70%	$1,097
0.00	$17.85	1.65%	2.12%	1.90%	7.58%	103%	$1,257
0.00	$16.99	1.72%	2.06%	1.90%	0.19%	116%	$1,720
0.00	$17.67	2.13%	2.06%	1.90%	(14.06)%	89%	$2,177
0.00	$22.53	2.01%	2.03%	1.90%	10.49%	82%	$3,699

Please see footnotes on page 30.

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Advantage Allocation Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Moderate Balanced Fund (continued)
Class C
June 1, 2011 to May 31, 2012	$19.45	0.18	[5]	(0.53)	(0.47)	0.00
October 1, 2010 to May 31, 2011[4]	$17.77	0.14	[5]	1.83	(0.29)	0.00
October 1, 2009 to September 30, 2010	$16.96	0.28	[5]	0.99	(0.46)	0.00
October 1, 2008 to September 30, 2009	$17.64	0.26	[5]	(0.34)	(0.42)	(0.18)
October 1, 2007 to September 30, 2008	$22.52	0.41		(3.33)	(0.45)	(1.51)
October 1, 2006 to September 30, 2007	$21.77	0.47	[5]	1.72	(0.46)	(0.98)
Administrator Class
June 1, 2011 to May 31, 2012	$19.77	0.40		(0.58)	(0.63)	0.00
October 1, 2010 to May 31, 2011[4]	$18.11	0.29		1.83	(0.46)	0.00
October 1, 2009 to September 30, 2010	$17.23	0.52	[5]	0.95	(0.59)	0.00
October 1, 2008 to September 30, 2009	$17.98	0.42	[5]	(0.37)	(0.62)	(0.18)
October 1, 2007 to September 30, 2008	$22.90	0.60		(3.36)	(0.65)	(1.51)
October 1, 2006 to September 30, 2007	$22.08	0.67	[5]	1.77	(0.64)	(0.98)

1.	Includes net expenses allocated from the Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

5.	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds	31

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
	Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

$18.63	0.92%	2.08%	1.90%	(1.67)%	115%	$2,319
$19.45	1.16%	2.09%	1.90%	11.17%	70%	$2,364
$17.77	1.59%	2.12%	1.90%	7.58%	103%	$1,726
$16.96	1.72%	2.05%	1.90%	0.21%	116%	$1,445
$17.64	2.13%	2.05%	1.90%	(14.05)%	89%	$1,677
$22.52	2.03%	2.03%	1.90%	10.49%	82%	$2,034

$18.96	1.92%	1.17%	0.90%	(0.66)%	115%	$172,587
$19.77	2.14%	1.18%	0.90%	11.93%	70%	$192,305
$18.11	3.06%	1.18%	0.90%	8.65%	103%	$176,179
$17.23	2.72%	1.13%	0.90%	1.14%	116%	$330,340
$17.98	3.13%	1.13%	0.90%	(13.17)%	89%	$407,829
$22.90	3.00%	1.10%	0.90%	11.59%	82%	$533,729

Please see footnotes on page 30.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Conservative Allocation Fund (“Conservative Allocation Fund”), Wells Fargo Advantage Growth Balanced Fund (“Growth Balanced Fund”) and Wells Fargo Advantage Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2012 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2012, the Funds own the following percentages of the Master Portfolios:

	Conservative Allocation Fund		Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	0	%*	5%		2%
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	1		28		11
Wells Fargo Advantage Emerging Growth Portfolio	0	*	0	*	0	*
Wells Fargo Advantage Equity Value Portfolio	0	*	2		1
Wells Fargo Advantage Index Portfolio	0	*	2		1
Wells Fargo Advantage Inflation-Protected Bond Portfolio	3		12		10
Wells Fargo Advantage International Equity Portfolio	1		29		12
Wells Fargo Advantage International Growth Portfolio	0	*	6		2
Wells Fargo Advantage International Index Portfolio	1		29		12
Wells Fargo Advantage International Value Portfolio	0	*	2		1
Wells Fargo Advantage Large Company Value Portfolio	1		28		11
Wells Fargo Advantage Managed Fixed Income Portfolio	11		48		41
Wells Fargo Advantage Small Cap Value Portfolio	0	*	9		4
Wells Fargo Advantage Small Company Growth Portfolio	0	*	3		1
Wells Fargo Advantage Small Company Value Portfolio	0	*	2		1
Wells Fargo Advantage Stable Income Portfolio	26		0	*	74
Wells Fargo Advantage Total Return Bond Portfolio	0	*	1		0	*

*	The amount invested is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	33

Securities valuation

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Funds’ Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses in the Funds and in each Master Portfolio are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by the Funds and in each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of

34	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Losses on Investments
Conservative Allocation Fund	$(1,420)	$8,738	$(7,318)
Growth Balanced Fund	4,858,199	(4,693,984)	(164,215)
Moderate Balanced Fund	(405)	26,930	(26,525)

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, each Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	35

At May 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment Capital Loss Expiration				Post-enactment Capital Losses
	2016	2017	2018	2019	Short-term	Long-term
Conservative Allocation Fund	$0	$14,978,984	$6,065,292	$3,688,341	$0	$0
Growth Balanced Fund	18,749,350	88,381,433	82,578,227	0	5,465,588	1,656,889
Moderate Balanced Fund	0	8,053,054	9,979,052	0	355,374	0

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

36	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

As of May 31, 2012, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Conservative Allocation Fund

Equity securities
Affiliated Master Portfolios	$0	$38,621,686	$0	$38,621,686

Other	0	0	16,487	16,487

Short-term investments
U.S. Treasury securities	164,985	0	0	164,985
	$164,985	$38,621,686	$16,487	$38,803,158
Growth Balanced Fund

Equity securities
Affiliated Master Portfolios	$0	$275,056,372	$0	$275,056,372

Other	0	0	170,854	170,854

Short-term investments
U.S. Treasury securities	4,324,340	0	0	4,324,340
	$4,324,340	$275,056,372	$170,854	$279,551,566
Moderate Balanced Fund

Equity securities
Affiliated Master Portfolios	$0	$184,269,967	$0	$184,269,967

Other	0	0	31,023	31,023

Short-term investments
U.S. Treasury securities	1,739,843	0	0	1,739,843
	$1,739,843	$184,269,967	$31,023	$186,040,833

Further details on the major security types listed above can be found in each Fund’s Portfolio of Investments.

As of May 31, 2012, the inputs used in valuing each Fund’s other financial instruments, which are carried at fair value, were as follows:

Futures contracts+	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Conservative Allocation Fund	$(83,847)	$0	$0	$(83,847)
Growth Balanced Fund	(2,001,233)	0	0	(2,001,233)
Moderate Balanced Fund	(881,347)	0	0	(881,347)

+	Futures contracts are presented at the unrealized gains or losses on the instruments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Funds did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Funds. Funds Management is entitled to receive an annual advisory fee of 0.25% of each Fund’s average daily net assets.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	37

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Funds. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase.

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration Date	Class A	Class B	Class C	Administrator Class
Conservative Allocation Fund	September 30, 2012	N/A	N/A	N/A	0.85%
Growth Balanced Fund	July 18, 2013	1.20%	1.95%	1.95%	0.95%
Moderate Balanced Fund	September 30, 2012	1.15%	1.90%	1.90%	0.90%

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended May 31, 2012, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
Growth Balanced Fund	$12,361	$1,947	$95
Moderate Balanced Fund	5,787	326	250

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

38	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost*	Sales Proceeds*
Conservative Allocation Fund	$53,617,661	$78,310,965
Growth Balanced Fund	324,876,421	963,827,429
Moderate Balanced Fund	236,030,291	487,717,028

*	The Funds seek to achieve their investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sales of these securities.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2012, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2012, the Funds had long and short futures contracts outstanding as follows:

	Expiration Date	Contracts	Type	Contract Value at May 31, 2012	Unrealized Gains (Losses)
Conservative Allocation Fund	June 2012	5 Long	S&P 500 Index	$1,636,500	$(47,250)
	September 2012	13 Short	30-Year U.S. Treasury Bonds	1,946,344	(36,597)
Growth Balanced Fund	June 2012	128 Long	S&P 500 Index	41,894,400	(1,210,176)
	September 2012	281 Short	30-Year U.S. Treasury Bonds	42,070,969	(791,057)
Moderate Balanced Fund	June 2012	56 Long	S&P 500 Index	18,328,800	(529,453)
	September 2012	125 Short	30-Year U.S. Treasury Bonds	18,714,844	(351,894)

The Funds had average notional amounts in futures contracts outstanding during the year ended May 31, 2012 as follows:

	Long Contracts	Short Contracts
Conservative Allocation Fund	$1,575,541	$1,900,224
Growth Balanced Fund	46,046,878	45,274,548
Moderate Balanced Fund	18,797,014	19,001,716

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2012 was as follows for Conservative Allocation Fund:

	Liability Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$36,597	*
Equity contracts	Net assets – Net unrealized gains on investments	47,250	*
		$83,847

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	39

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for Conservative Allocation Fund:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(390,595)	$(23,707)
Equity contracts	81,677	(96,812)
	$(308,918)	$(120,519)

The fair value of derivative instruments as of May 31, 2012 was as follows for Growth Balanced Fund:

	Liability Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$791,057	*
Equity contracts	Net assets – Net unrealized gains on investments	1,210,176	*
		$2,001,233

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for Growth Balanced Fund:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(9,907,244)	$(434,950)
Equity contracts	2,319,484	(2,786,264)
	$(7,587,760)	$(3,221,214)

The fair value of derivative instruments as of May 31, 2012 was as follows for Moderate Balanced Fund:

	Liability Derivatives
	Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$351,894	*
Equity contracts	Net assets – Net unrealized gains on investments	529,453	*
		$881,347

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for Moderate Balanced Fund:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(4,078,839)	$(209,238)
Equity contracts	1,016,504	(1,134,115)
	$(3,062,335)	$(1,343,353)

40	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

7. ACQUISITION

After the close of business on July 16, 2010, Growth Balanced Fund acquired the net assets of Wells Fargo Advantage Aggressive Allocation Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Administrator Class shares of Wells Fargo Advantage Aggressive Allocation Fund received Administrator Class shares of Growth Balanced Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Aggressive Allocation Fund for 4,302,152 shares of Growth Balanced Fund valued at $93,512,961 at an exchange ratio of 0.47. The investment portfolio of Wells Fargo Advantage Aggressive Allocation Fund with a fair value of $93,914,260, identified cost of $90,492,734 and unrealized appreciation of $3,421,526 at July 16, 2010 were the principal assets acquired by Growth Balanced Fund. The aggregate net assets of Wells Fargo Advantage Aggressive Allocation Fund and Growth Balanced Fund immediately prior to the acquisition were $93,512,961 and $835,788,923, respectively. The aggregate net assets of Growth Balanced Fund immediately after the acquisition were $929,301,884. For financial reporting purposes, assets received and shares issued by Growth Balanced Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Aggressive Allocation Fund was carried forward to align ongoing reporting Growth Balanced Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed October 1, 2009, the beginning of the annual reporting period for Growth Balanced Fund, the pro forma results of operations for the year ended September 30, 2010 would have been:

Net investment income	$17,528,024
Net realized and unrealized gains on investments	$18,668,607
Net increase in net assets resulting from operations	$36,196,631

8. BANK BORROWINGS

Each Fund and certain funds in the Trust are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.15% of the unused balance is allocated to each participating fund. For the year ended May 31, 2012, the Funds paid the following amounts in commitment fees:

Commitment Fee
Conservative Allocation Fund	$101
Growth Balanced Fund	1,147
Moderate Balanced Fund	528

For the year ended May 31, 2012, there were no borrowings by the Funds under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Ordinary Income			Return of Capital
	Year Ended May 31,		Year ended September 30,	Year Ended May 31,
	2012	2011*	2010	2011*
Conservative Allocation Fund	$493,074	$2,525,007	$12,043,396	$2,372,388
Growth Balanced Fund	3,339,303	12,600,772	15,386,760	0
Moderate Balanced Fund	6,246,306	4,563,263	7,600,420	0

*	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	41

As of May 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Unrealized Gains (Losses)	Capital Loss Carryforward
Conservative Allocation Fund	$337,558	$(881,342)	$(24,732,617)
Growth Balanced Fund	1,913,509	5,353,043	(196,831,487)
Moderate Balanced Fund	1,473,147	4,256,339	(18,387,480)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

42	Wells Fargo Advantage Allocation Funds	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Conservative Allocation Fund, Wells Fargo Advantage Growth Balanced Fund, and Wells Fargo Advantage Moderate Balanced Fund, three of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and applying appropriate audit procedures to the Master Portfolios’ financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2012, the results of their operations for the year then ended, changes in their net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	43

C&B LARGE CAP VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 97.16%

Consumer Discretionary: 16.72%

Hotels, Restaurants & Leisure: 6.13%
Carnival Corporation «	154,700	$4,964,323
Darden Restaurants Incorporated «	151,200	7,821,576
McDonald’s Corporation	79,800	7,129,332

		19,915,231

Household Durables: 3.18%
NVR Incorporated «†	12,850	10,341,680

Media: 3.42%
Omnicom Group Incorporated	232,700	11,095,136

Multiline Retail: 2.57%
Kohl’s Corporation	181,800	8,330,076

Specialty Retail: 1.42%
Best Buy Company Incorporated «	246,900	4,621,968

Consumer Staples: 13.03%

Beverages: 4.22%
Coca-Cola Enterprises Incorporated	282,800	7,737,408
Diageo plc ADR	62,700	5,977,818

		13,715,226

Household Products: 5.92%
Colgate-Palmolive Company	88,700	8,719,210
Henkel KGaA ADR	74,014	4,059,113
Procter & Gamble Company	103,300	6,434,557

		19,212,880

Personal Products: 1.23%
Avon Products Incorporated	242,000	4,005,100

Tobacco: 1.66%
Philip Morris International	63,900	5,400,189

Energy: 6.07%

Oil, Gas & Consumable Fuels: 6.07%
Chevron Corporation	61,700	6,065,727
Devon Energy Corporation	82,000	4,880,640
Exxon Mobil Corporation	111,700	8,782,971

		19,729,338

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

C&B LARGE CAP VALUE PORTFOLIO

Security Name	Shares	Value

Financials: 18.24%

Capital Markets: 5.09%
Charles Schwab Corporation	462,300	$5,760,258
State Street Corporation	261,800	10,788,778

		16,549,036

Commercial Banks: 1.86%
PNC Financial Services Group Incorporated	98,400	6,043,728

Consumer Finance: 2.93%
American Express Company	170,500	9,519,015

Diversified Financial Services: 3.79%
Bank of America Corporation	477,900	3,512,565
JPMorgan Chase & Company	265,000	8,784,750

		12,297,315

Insurance: 4.57%
Axis Capital Holdings Limited	206,000	6,777,400
The Progressive Corporation «	165,200	3,589,796
Willis Group Holdings plc	127,000	4,479,290

		14,846,486

Health Care: 10.78%

Health Care Equipment & Supplies: 3.63%
Baxter International Incorporated	110,200	5,578,324
Becton Dickinson & Company «	85,000	6,216,050

		11,794,374

Health Care Providers & Services: 4.19%
Cardinal Health Incorporated	134,100	5,549,058
Quest Diagnostics Incorporated	141,550	8,054,195

		13,603,253

Pharmaceuticals: 2.96%
Johnson & Johnson Services Incorporated	154,200	9,626,706

Industrials: 12.92%

Aerospace & Defense: 2.47%
Raytheon Company	159,600	8,031,072

Air Freight & Logistics: 1.54%
United Parcel Service Incorporated Class B	66,900	5,013,486

Commercial Services & Supplies: 3.90%
Cintas Corporation «	168,600	6,221,340
Republic Services Incorporated	245,300	6,466,108

		12,687,448

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	45

C&B LARGE CAP VALUE PORTFOLIO

Security Name		Shares	Value

Industrial Conglomerates: 2.24%
3M Company		86,100	$7,267,701

Machinery: 2.77%
Illinois Tool Works Incorporated «		160,000	8,984,000

Information Technology: 13.05%

Electronic Equipment, Instruments & Components: 5.14%
Flextronics International Limited †		1,011,200	6,491,904
Molex Incorporated Class A		225,700	4,455,318
TE Connectivity Limited		182,700	5,740,434

			16,687,656

IT Services: 4.28%
Fiserv Incorporated «†		90,200	6,082,186
Western Union Company «		477,900	7,837,560

			13,919,746

Semiconductors & Semiconductor Equipment: 2.62%
Lam Research Corporation «†		228,600	8,526,780

Software: 1.01%
Microsoft Corporation		112,000	3,269,280

Materials: 2.31%

Containers & Packaging: 2.31%
Ball Corporation		81,100	3,241,567
Rock-Tenn Company Class A		82,800	4,271,652

			7,513,219

Telecommunication Services: 2.56%

Wireless Telecommunication Services: 2.56%
Vodafone Group plc ADR «		310,800	8,326,332

Utilities: 1.48%

Electric Utilities: 1.48%
Entergy Corporation		74,400	4,801,031

Total Common Stocks (Cost $281,853,974)			315,674,488

	Dividend Yield

Preferred Stocks: 0.98%

Consumer Staples: 0.98%

Household Products: 0.98%
Henkel KGaA ADR	1.60%	49,000	3,192,267

Total Preferred Stocks (Cost $1,829,352)			3,192,267

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

C&B LARGE CAP VALUE PORTFOLIO

Security Name		Principal	Value

Other: 0.33%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,470,428	$397,015
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		1,615,032	678,313

Total Other (Cost $371,593)			1,075,328

	Yield
Short-Term Investments: 17.95%

Investment Companies: 17.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	4,067,994	4,067,994
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	54,250,882	54,250,882

Total Short-Term Investments (Cost $58,318,876)			58,318,876

Total Investments in Securities
(Cost $342,373,795)*	116.42%	378,260,959
Other Assets and Liabilities, Net	(16.42)	(53,337,843)

Total Net Assets	100.00%	$324,923,116

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $353,962,502 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$48,952,513
Gross unrealized depreciation	(24,654,056)

Net unrealized appreciation	$24,298,457

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	47

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 93.83%

Consumer Discretionary: 18.98%

Auto Components: 0.10%
BorgWarner Incorporated «†	2,200	$157,850

Distributors: 0.16%
LKQ Corporation †	6,700	244,148

Hotels, Restaurants & Leisure: 4.35%
Chipotle Mexican Grill Incorporated †	350	144,575
Las Vegas Sands Corporation	8,300	383,294
Marriott International Incorporated Class A «	7,400	286,454
McDonald’s Corporation	21,190	1,893,115
Starbucks Corporation	52,521	2,882,878
Wynn Resorts Limited	7,590	782,074
Yum! Brands Incorporated	7,280	512,221

		6,884,611

Household Durables: 0.03%
Tempur-Pedic International Incorporated †	1,100	50,831

Internet & Catalog Retail: 3.19%
Amazon.com Incorporated †	7,000	1,490,370
Groupon Incorporated «†	11,700	124,488
priceline.com Incorporated †	5,485	3,430,813

		5,045,671

Media: 0.11%
Discovery Communications Incorporated Class C «†	3,400	170,340

Multiline Retail: 2.42%
Dollar General Corporation †	35,566	1,739,533
Dollar Tree Incorporated †	16,240	1,675,643
Nordstrom Incorporated	8,700	412,119

		3,827,295

Specialty Retail: 5.50%
CarMax Incorporated †	57,770	1,629,692
Dick’s Sporting Goods Incorporated «	29,015	1,349,198
GNC Holdings Incorporated Class A	4,500	173,385
Limited Brands Incorporated	24,970	1,107,669
O’Reilly Automotive Incorporated †	17,380	1,664,830
Ross Stores Incorporated	5,400	341,442
TJX Companies Incorporated	26,730	1,134,956
Tractor Supply Company	11,600	1,059,660
Ulta Salon Cosmetics & Fragrance Incorporated	2,700	241,299

		8,702,131

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Textiles, Apparel & Luxury Goods: 3.12%
Coach Incorporated	17,760	$1,197,912
lululemon athletica Incorporated †	15,650	1,136,816
Nike Incorporated Class B «	19,180	2,074,892
VF Corporation	3,700	521,848

		4,931,468

Consumer Staples: 4.03%

Food & Staples Retailing: 3.33%
Costco Wholesale Corporation	13,000	1,123,070
Whole Foods Market Incorporated	46,830	4,149,606

		5,272,676

Food Products: 0.44%
Mead Johnson & Company	8,600	694,364

Personal Products: 0.26%
Estee Lauder Companies Incorporated Class A	7,500	406,125

Energy: 7.80%

Energy Equipment & Services: 1.68%
Ensco International plc ADR	10,320	463,471
National Oilwell Varco Incorporated	15,335	1,023,611
Schlumberger Limited	18,476	1,168,607

		2,655,689

Oil, Gas & Consumable Fuels: 6.12%
Concho Resources Incorporated †	19,060	1,672,324
Continental Resources Incorporated «†	12,160	885,978
Energy XXI (Bermuda) Limited «	6,700	208,035
Exxon Mobil Corporation	13,340	1,048,924
Oasis Petroleum Incorporated «†	7,420	190,620
Occidental Petroleum Corporation	13,806	1,094,402
Pioneer Natural Resources Company	36,370	3,516,979
The Williams Companies Incorporated	34,670	1,058,475

		9,675,737

Financials: 1.97%

Capital Markets: 1.16%
Ameriprise Financial Incorporated	6,060	290,395
LPL Investment Holdings Incorporated	8,770	283,973
TD Ameritrade Holding Corporation	73,280	1,257,485

		1,831,853

Consumer Finance: 0.81%
American Express Company «	23,034	1,285,988

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	49

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Health Care: 12.72%

Biotechnology: 3.96%
Alexion Pharmaceuticals Incorporated †	46,325	$4,195,655
Biogen Idec Incorporated †	5,900	771,425
BioMarin Pharmaceutical Incorporated «†	3,600	128,304
Gilead Sciences Incorporated †	21,070	1,052,447
Vertex Pharmaceuticals Incorporated †	2,100	126,084

		6,273,915

Health Care Equipment & Supplies: 2.38%
Covidien plc	8,000	414,240
Intuitive Surgical Incorporated †	4,610	2,411,491
St. Jude Medical Incorporated	24,490	940,906

		3,766,637

Health Care Providers & Services: 0.92%
AmerisourceBergen Corporation	16,003	591,951
UnitedHealth Group Incorporated	15,420	859,973

		1,451,924

Health Care Technology: 0.87%
Cerner Corporation †	17,600	1,372,096

Life Sciences Tools & Services: 0.74%
Mettler-Toledo International Incorporated «†	7,480	1,167,778

Pharmaceuticals: 3.85%
Abbott Laboratories	23,870	1,474,927
Allergan Incorporated	25,360	2,288,740
Shire plc ADR	27,530	2,323,807

		6,087,474

Industrials: 9.37%

Aerospace & Defense: 1.89%
Precision Castparts Corporation	10,097	1,678,222
United Technologies Corporation	17,580	1,302,854

		2,981,076

Air Freight & Logistics: 0.47%
C.H. Robinson Worldwide Incorporated «	9,160	533,662
United Parcel Service Incorporated Class B	2,900	217,326

		750,988

Machinery: 2.86%
Caterpillar Incorporated	5,200	455,624
Cummins Incorporated	8,029	778,412
Danaher Corporation	53,300	2,770,001
Joy Global Incorporated	9,419	526,145

		4,530,182

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Road & Rail: 3.81%
Hertz Global Holdings Incorporated «†	62,030	$844,228
Kansas City Southern	21,680	1,430,446
Norfolk Southern Corporation	15,000	982,800
Union Pacific Corporation	24,799	2,762,609

		6,020,083

Trading Companies & Distributors: 0.34%
W.W. Grainger Incorporated	2,800	542,220

Information Technology: 34.63%

Communications Equipment: 3.65%
Cisco Systems Incorporated	33,100	540,523
F5 Networks Incorporated †	11,620	1,202,438
QUALCOMM Incorporated	70,380	4,033,478

		5,776,439

Computers & Peripherals: 10.02%
Apple Incorporated †	23,571	13,617,674
EMC Corporation †	93,232	2,223,583

		15,841,257

Internet Software & Services: 7.26%
Baidu.com Incorporated ADR †	6,981	822,152
eBay Incorporated †	103,440	4,053,814
Facebook Incorporated «†	4,500	133,335
Google Incorporated Class A †	8,984	5,218,446
Mercadolibre Incorporated	3,400	238,816
Rackspace Hosting Incorporated †	20,640	1,021,061

		11,487,624

IT Services: 6.56%
Accenture plc	20,376	1,163,470
Alliance Data Systems Corporation †	7,400	932,400
Cognizant Technology Solutions Corporation Class A †	57,100	3,326,075
MasterCard Incorporated	6,410	2,605,729
Teradata Corporation †	12,360	821,693
Visa Incorporated Class A «	13,260	1,527,552

		10,376,919

Semiconductors & Semiconductor Equipment: 2.59%
Altera Corporation	3,300	110,253
Analog Devices Incorporated	16,120	586,284
Avago Technologies Limited	43,567	1,442,068
Broadcom Corporation Class A	2,213	71,560
Cavium Incorporated «†	3,290	79,651
Maxim Integrated Products Incorporated	24,340	612,394
Microchip Technology Incorporated «	38,240	1,186,205

		4,088,415

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	51

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name		Shares	Value

Software: 4.55%
Autodesk Incorporated †		25,080	$803,062
Check Point Software Technologies Limited «†		21,051	1,078,653
Citrix Systems Incorporated †		29,985	2,191,304
Fortinet Incorporated †		9,700	206,125
Red Hat Incorporated †		29,911	1,536,827
Salesforce.com Incorporated «†		6,431	891,465
VMware Incorporated †		5,200	483,652

			7,191,088

Materials: 3.34%

Chemicals: 3.34%
Ecolab Incorporated		5,700	360,297
Monsanto Company		38,120	2,942,864
Praxair Incorporated		18,650	1,981,376

			5,284,537

Telecommunication Services: 0.99%

Wireless Telecommunication Services: 0.99%
Crown Castle International Corporation †		28,730	1,568,656

Total Common Stocks (Cost $131,431,551)			148,396,085

		Principal
Other: 0.67%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,461,717	394,663
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		1,605,464	674,295

Total Other (Cost $369,392)			1,068,958

	Yield	Shares
Short-Term Investments: 9.35%

Investment Companies: 9.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	5,478,765	5,478,765
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	9,306,503	9,306,503

Total Short-Term Investments (Cost $14,785,268)			14,785,268

Total Investments in Securities
(Cost $146,586,211)*	103.85%	164,250,311
Other Assets and Liabilities, Net	(3.85)	(6,092,030)

Total Net Assets	100.00%	$158,158,281

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $149,334,439 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,442,108
Gross unrealized depreciation	(7,526,236)

Net unrealized appreciation	$14,915,872

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	53

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 96.73%

Consumer Discretionary: 18.21%

Hotels, Restaurants & Leisure: 6.30%
BJ’s Restaurants Incorporated †«	486,780	$21,316,096
Bravo Brio Restaurant Group Incorporated †	277,312	4,553,463
Ignite Restaurant Group Incorporated †	22,935	410,078
Life Time Fitness Incorporated †«	520,170	22,294,486
Scientific Games Corporation Class A †	665,750	5,685,505
Shuffle Master Incorporated †«	550,117	8,724,856

		62,984,484

Household Durables: 0.27%
SodaStream International Limited †«	86,300	2,675,300

Internet & Catalog Retail: 3.22%
CafePress Incorporated †	189,025	2,629,338
HomeAway Incorporated †«	540,645	12,705,158
Shutterfly Incorporated †«	610,085	16,820,043

		32,154,539

Media: 1.21%
IMAX Corporation †	569,510	12,096,392

Specialty Retail: 5.42%
Asbury Automotive Group Incorporated †	290,200	7,757,046
DSW Incorporated Class A «	148,000	8,832,640
Hibbett Sports Incorporated †«	168,350	9,432,651
Mattress Firm Holding Corporation †«	138,885	4,754,034
Select Comfort Corporation †	143,400	3,923,424
Tilly’s Incorporated Class A †	60,553	985,803
Ulta Salon Cosmetics & Fragrance Incorporated	55,910	4,996,677
Vitamin Shoppe Incorporated †	271,880	13,463,498

		54,145,773

Textiles, Apparel & Luxury Goods: 1.79%
Crocs Incorporated †«	173,900	2,940,649
Vera Bradley Incorporated †«	389,529	8,518,999
Warnaco Group Incorporated †	143,790	6,400,093

		17,859,741

Consumer Staples: 2.58%

Food & Staples Retailing: 2.58%
Fresh Market Incorporated †	323,970	18,829,136
United Natural Foods Incorporated †	136,600	6,925,620

		25,754,756

Energy: 5.04%

Energy Equipment & Services: 0.53%
Forum Energy Technologies Incorporated †«	249,527	5,359,840

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels: 4.51%
Approach Resources Incorporated †«	494,670	$13,865,600
Carrizo Oil & Gas Incorporated †«	282,445	6,244,859
Kodiak Oil & Gas Corporation †	869,000	7,047,590
Laredo Petroleum Holdings Incorporated †«	400,331	8,426,968
Oasis Petroleum Incorporated †«	368,100	9,456,489

		45,041,506

Financials: 2.06%

Capital Markets: 2.06%
Financial Engines Incorporated †«	979,130	20,542,147

Health Care: 21.76%

Biotechnology: 0.64%
Cepheid Incorporated †«	79,900	3,022,617
Exact Sciences Corporation †«	343,220	3,391,014

		6,413,631

Health Care Equipment & Supplies: 10.41%
Abiomed Incorporated †	223,100	4,535,623
Align Technology Incorporated †«	775,400	24,215,742
DexCom Incorporated †«	505,570	5,434,878
Endologix Incorporated †	1,746,794	23,738,930
Masimo Corporation †	372,550	7,007,666
NxStage Medical Incorporated †«	1,145,560	17,401,056
Volcano Corporation †«	757,430	21,654,924

		103,988,819

Health Care Providers & Services: 4.28%
Catalyst Health Solutions Incorporated †	143,855	12,496,684
Centene Corporation †«	367,920	13,296,629
HMS Holdings Corporation †«	630,510	16,891,363

		42,684,676

Health Care Technology: 0.86%
SXC Health Solutions Corporation †	95,870	8,600,498

Pharmaceuticals: 5.57%
Akorn Incorporated †«	2,586,735	35,308,933
Impax Laboratories Incorporated †«	517,440	10,726,531
Jazz Pharmaceuticals plc †	222,880	9,628,416

		55,663,880

Industrials: 14.26%

Commercial Services & Supplies: 2.73%
InnerWorkings Incorporated †«	1,080,073	12,734,061
On Assignment Incorporated †	871,219	14,514,509

		27,248,570

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	55

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Electrical Equipment: 0.29%
Polypore International Incorporated †«	77,250	$2,857,478

Machinery: 5.07%
Chart Industries Incorporated †«	303,785	18,974,411
Colfax Corporation †	299,500	8,484,835
Rexnord Corporation †	260,255	5,153,049
Robbins & Myers Incorporated	117,790	5,370,046
The Middleby Corporation †«	123,950	12,676,367

		50,658,708

Professional Services: 0.72%
Mistras Group Incorporated †	321,498	7,246,565

Road & Rail: 1.88%
Genesee & Wyoming Incorporated †	374,110	18,746,652

Trading Companies & Distributors: 3.57%
DXP Enterprises Incorporated †	319,316	15,007,852
Titan Machinery Incorporated †«	669,772	20,662,466

		35,670,318

Information Technology: 32.82%

Communications Equipment: 2.25%
Aruba Networks Incorporated †«	566,730	7,446,832
Ixia †	663,541	7,020,264
Procera Networks Incorporated †	383,701	8,019,351

		22,486,447

Electronic Equipment, Instruments & Components: 1.78%
FARO Technologies Incorporated †	98,800	4,557,644
OSI Systems Incorporated †	206,700	13,191,594

		17,749,238

Internet Software & Services: 8.29%
Brightcove Incorporated †«	514,115	6,518,978
Envestnet Incorporated †	1,018,430	12,078,580
Liquidity Services Incorporated †	194,100	12,401,049
LivePerson Incorporated †	544,504	9,398,139
LogMeIn Incorporated †«	524,170	16,799,649
Mercadolibre Incorporated «	163,930	11,514,443
SciQuest Incorporated †	894,218	14,074,991

		82,785,829

IT Services: 4.57%
Gartner Incorporated †	154,758	6,295,555
MarketAxess Holdings Incorporated	333,151	10,757,446
ServiceSource International Incorporated †«	714,700	8,576,400
Wright Express Corporation †«	357,721	20,053,839

		45,683,240

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

EMERGING GROWTH PORTFOLIO

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.31%
Cavium Incorporated †«		243,990	$5,906,998
Entegris Incorporated †		1,043,540	8,045,693
EZchip Semiconductor Limited †«		247,588	9,150,852

			23,103,543

Software: 13.62%
Allot Communications Limited †		390,743	10,167,133
Broadsoft Incorporated †«		547,673	14,956,950
ClickSoftware Technologies Limited		517,700	4,441,862
Fortinet Incorporated †		592,200	12,584,250
Glu Mobile Incorporated †«		1,037,600	4,793,712
Guidewire Software Incorporated †«		204,800	5,306,368
Imperva Incorporated †«		271,591	6,982,605
Kenexa Corporation †«		245,091	7,149,304
PROS Holdings Incorporated †		454,802	6,835,674
Solarwinds Incorporated †		456,000	20,912,160
Synchronoss Technologies Incorporated †«		632,501	11,328,093
Tangoe Incorporated †		669,290	12,923,990
Ultimate Software Group Incorporated †«		220,170	17,686,256

			136,068,357

Total Common Stocks (Cost $916,120,025)			966,270,927

Investment Companies: 1.10%
iShares Russell 2000 Growth Index Fund «		126,211	10,989,192

Total Investment Companies (Cost $11,511,630)			10,989,192

		Principal
Other: 0.33%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$4,507,989	1,217,157
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		4,951,311	2,079,551

Total Other (Cost $1,139,218)			3,296,708

	Yield	Shares
Short-Term Investments: 33.09%

Investment Companies: 33.09%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	17,987,153	17,987,153
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	312,521,072	312,521,072

Total Short-Term Investments (Cost $330,508,225)			330,508,225

Total Investments in Securities
(Cost $1,259,279,098)*	131.25%	1,311,065,052
Other Assets and Liabilities, Net	(31.25)	(312,172,946)

Total Net Assets	100.00%	$998,892,106

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	57

EMERGING GROWTH PORTFOLIO

†	Non-income earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,265,818,254 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$132,102,226
Gross unrealized depreciation	(86,855,428)

Net unrealized appreciation	$45,246,798

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 98.59%

Consumer Discretionary: 10.78%

Auto Components: 0.58%
Delphi Automotive plc †	198,150	$5,752,295

Hotels, Restaurants & Leisure: 1.17%
Wyndham Worldwide Corporation «	233,600	11,633,280

Media: 2.41%
CBS Corporation Class B	540,600	17,255,952
News Corporation Class A	351,400	6,746,880

		24,002,832

Multiline Retail: 2.44%
Macy’s Incorporated	637,550	24,258,778

Specialty Retail: 4.18%
Foot Locker Incorporated	727,150	23,079,741
Home Depot Incorporated «	204,550	10,092,497
Lowe’s Companies Incorporated	313,800	8,384,736

		41,556,974

Consumer Staples: 5.98%

Beverages: 1.62%
Anheuser Busch InBev NV «	237,675	16,090,598

Food & Staples Retailing: 2.10%
CVS Caremark Corporation	464,400	20,870,136

Food Products: 1.77%
Kraft Foods Incorporated Class A	460,950	17,640,557

Personal Products: 0.49%
Herbalife Limited	108,700	4,868,673

Energy: 11.93%

Energy Equipment & Services: 2.37%
Nabors Industries Limited †	480,800	6,514,840
National Oilwell Varco Incorporated	192,375	12,841,031
Transocean Limited «	103,900	4,242,237

		23,598,108

Oil, Gas & Consumable Fuels: 9.56%
Anadarko Petroleum Corporation	188,750	11,513,750
Apache Corporation	138,300	11,254,854
Chevron Corporation «	292,300	28,736,013
ConocoPhillips Company «	219,900	11,469,984
Devon Energy Corporation	101,000	6,011,520
HollyFrontier Corporation	263,550	7,769,454

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	59

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corporation	263,800	$9,515,266
Suncor Energy Incorporated	324,400	8,755,556

		95,026,397

Financials: 24.03%

Capital Markets: 0.70%
Morgan Stanley	518,500	6,927,160

Commercial Banks: 6.20%
Comerica Incorporated «	245,900	7,480,278
Fifth Third Bancorp	1,167,000	15,579,450
KeyCorp	665,300	4,989,750
PNC Financial Services Group Incorporated	429,200	26,361,464
Regions Financial Corporation	1,152,000	7,246,080

		61,657,022

Consumer Finance: 5.51%
Capital One Financial Corporation	283,800	14,578,806
Discover Financial Services	980,000	32,447,800
SLM Corporation	558,050	7,795,959

		54,822,565

Diversified Financial Services: 4.89%
Bank of America Corporation	1,721,000	12,649,350
Citigroup Incorporated	493,700	13,087,987
JPMorgan Chase & Company	689,300	22,850,295

		48,587,632

Insurance: 6.73%
AFLAC Incorporated	197,450	7,913,796
Allstate Corporation «	490,000	16,630,600
American International Group Incorporated †	497,650	14,521,427
Lincoln National Corporation «	423,350	8,750,645
MetLife Incorporated	652,700	19,065,367

		66,881,835

Health Care: 13.49%

Biotechnology: 1.65%
Amgen Incorporated	162,750	11,314,380
Gilead Sciences Incorporated †	101,750	5,082,413

		16,396,793

Health Care Providers & Services: 4.36%
Aetna Incorporated	223,950	9,157,316
McKesson Corporation	142,650	12,450,492
UnitedHealth Group Incorporated	389,600	21,727,992

		43,335,800

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Pharmaceuticals: 7.48%
Bristol-Myers Squibb Company	362,800	$12,095,752
Eli Lilly & Company	294,000	12,039,300
Merck & Company Incorporated	478,000	17,963,240
Pfizer Incorporated	1,478,250	32,329,328

		74,427,620

Industrials: 8.71%

Airlines: 0.51%
Delta Air Lines Incorporated †	420,300	5,085,630

Industrial Conglomerates: 4.42%
General Electric Company	1,873,900	35,772,751
Tyco International Limited	154,150	8,194,614

		43,967,365

Machinery: 2.12%
Eaton Corporation	282,500	12,051,450
Timken Company «	188,850	9,008,145

		21,059,595

Road & Rail: 0.85%
Hertz Global Holdings Incorporated †«	616,575	8,391,586

Trading Companies & Distributors: 0.81%
United Rentals Incorporated †«	233,200	8,057,060

Information Technology: 7.40%

Communications Equipment: 1.92%
Cisco Systems Incorporated	1,170,700	19,117,531

Computers & Peripherals: 0.90%
EMC Corporation †	374,650	8,935,403

Semiconductors & Semiconductor Equipment: 3.29%
Broadcom Corporation Class A	438,000	14,169,300
KLA-Tencor Corporation «	156,450	7,170,104
Lam Research Corporation †«	127,750	4,765,075
Skyworks Solutions Incorporated †	245,700	6,599,502

		32,703,981

Software: 1.29%
Adobe Systems Incorporated †«	190,750	5,922,788
Microsoft Corporation	237,100	6,920,949

		12,843,737

Materials: 6.20%

Chemicals: 4.35%
Agrium Incorporated	80,350	6,278,549

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	61

EQUITY VALUE PORTFOLIO

Security Name		Shares	Value

Chemicals (continued)
Ashland Incorporated «		152,650	$9,758,915
CF Industries Holdings Incorporated		31,200	5,333,952
LyondellBasell Class A		380,500	15,014,530
PPG Industries Incorporated		66,500	6,878,760

			43,264,706

Metals & Mining: 1.36%
Freeport-McMoRan Copper & Gold Incorporated Class B		419,500	13,440,780

Paper & Forest Products: 0.49%
Domtar Corporation «		61,700	4,881,087

Telecommunication Services: 3.90%

Diversified Telecommunication Services: 3.90%
AT&T Incorporated «		785,000	26,823,450
Verizon Communications Incorporated		287,000	11,950,680

			38,774,130

Utilities: 6.17%

Electric Utilities: 3.87%
FirstEnergy Corporation «		81,575	3,816,894
PPL Corporation «		778,150	21,297,966
The Southern Company		290,650	13,343,742

			38,458,602

Gas Utilities: 0.70%
Energen Corporation		158,400	6,993,360

Multi-Utilities: 1.60%
NiSource Incorporated «		635,050	15,933,397

Total Common Stocks (Cost $929,948,845)			980,243,005

		Principal
Other: 0.09%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$1,215,029	328,058
VFNC Corporation, Pass-Through Entity, 0.24% ±(v)(i)(a)144A		1,334,517	560,497

Total Other (Cost $307,051)			888,555

	Yield	Shares
Short-Term Investments: 12.95%

Investment Companies: 12.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	11,488,892	11,488,892
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	117,219,974	117,219,974

Total Short-Term Investments (Cost $128,708,866)			128,708,866

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

		Value
Total Investments in Securities
(Cost $1,058,964,762)*	111.63%	$1,109,840,426
Other Assets and Liabilities, Net	(11.63)	(115,607,182)

Total Net Assets	100.00%	$994,233,244

±	Variable rate investment

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

*	Cost for federal income tax purposes is $1,062,315,352 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$95,549,131
Gross unrealized depreciation	(48,024,057)

Net unrealized appreciation	$47,525,074

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	63

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Shares	Value	Percent of Net Assets

Common Stocks: 97.59%

Consumer Discretionary: 11.08%

Auto Components: 0.26%
Other securities		$6,143,432	0.26%

Automobiles: 0.42%
Other securities		10,040,032	0.42

Distributors: 0.08%
Other securities		1,926,351	0.08

Diversified Consumer Services: 0.08%
Other securities		1,900,959	0.08

Hotels, Restaurants & Leisure: 1.97%
McDonald’s Corporation	199,936	17,862,282	0.75
Other securities		29,100,787	1.22

		46,963,069	1.97

Household Durables: 0.32%
Other securities		7,685,451	0.32

Internet & Catalog Retail: 0.99%
Amazon.com Incorporated †	71,462	15,214,974	0.64
Other securities		8,456,580	0.35

		23,671,554	0.99

Leisure Equipment & Products: 0.12%
Other securities		2,876,439	0.12

Media: 3.21%
Comcast Corporation Class A	529,304	15,302,179	0.64
Walt Disney Company	351,830	16,082,149	0.67
Other securities		45,171,607	1.90

		76,555,935	3.21

Multiline Retail: 0.84%
Other securities		20,059,713	0.84

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Specialty Retail: 2.09%
Home Depot Incorporated «	302,600	$14,930,284	0.63%
Other securities		34,743,984	1.46

		49,674,268	2.09

Textiles, Apparel & Luxury Goods: 0.70%
Other securities		16,658,305	0.70

Consumer Staples: 11.13%

Beverages: 2.64%
PepsiCo Incorporated «	308,308	20,918,698	0.88
The Coca-Cola Company	444,253	33,199,027	1.39
Other securities		8,693,907	0.37

		62,811,632	2.64

Food & Staples Retailing: 2.35%
CVS Caremark Corporation	255,649	11,488,866	0.48
Wal-Mart Stores Incorporated	342,846	22,566,124	0.95
Other securities		22,015,006	0.92

		56,069,996	2.35

Food Products: 1.86%
Kraft Foods Incorporated Class A	347,094	13,283,287	0.56
Other securities		31,147,801	1.30

		44,431,088	1.86

Household Products: 2.13%
Procter & Gamble Company	540,672	33,678,459	1.41
Other securities		17,138,729	0.72

		50,817,188	2.13

Personal Products: 0.16%
Other securities		3,790,158	0.16

Tobacco: 1.99%
Altria Group Incorporated	401,552	12,925,959	0.54
Philip Morris International	337,993	28,563,788	1.20
Other securities		5,947,053	0.25

		47,436,800	1.99

Energy: 10.38%

Energy Equipment & Services: 1.68%
Schlumberger Limited	261,812	16,559,609	0.70
Other securities		23,477,368	0.98

		40,036,977	1.68

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	65

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Oil, Gas & Consumable Fuels: 8.70%
Chevron Corporation	388,067	$38,150,867	1.60%
ConocoPhillips Company «	251,196	13,102,383	0.55
Exxon Mobil Corporation	925,177	72,746,668	3.05
Occidental Petroleum Corporation	159,205	12,620,180	0.53
Other securities		70,639,685	2.97

		207,259,783	8.70

Financials: 14.90%

Capital Markets: 1.77%
Other securities		42,282,699	1.77

Commercial Banks: 2.88%
US Bancorp	375,104	11,669,485	0.49
Wells Fargo & Company (l)	1,035,105	33,175,115	1.39
Other securities		23,871,993	1.00

		68,716,593	2.88

Consumer Finance: 1.90%
American Express Company	199,206	11,121,671	0.47
Visa Incorporated Class A	97,646	11,248,819	0.47
Other securities		22,796,320	0.96

		45,166,810	1.90

Diversified Financial Services: 3.86%
Bank of America Corporation	2,106,703	15,484,267	0.65
Berkshire Hathaway Incorporated Class B †«	345,125	27,389,120	1.15
Citigroup Incorporated	574,879	15,240,042	0.64
JPMorgan Chase & Company	749,325	24,840,124	1.04
Other securities		9,071,806	0.38

		92,025,359	3.86

Insurance: 2.33%
Other securities		55,423,743	2.33

Real Estate Management & Development: 0.04%
Other securities		1,058,969	0.04

REITs: 2.06%
Other securities		49,090,212	2.06

Thrifts & Mortgage Finance: 0.06%
Other securities		1,462,022	0.06

Health Care: 11.42%

Biotechnology: 1.41%
Amgen Incorporated	155,353	10,800,141	0.45
Other securities		22,737,714	0.96

		33,537,855	1.41

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Health Care Equipment & Supplies: 1.74%
Other securities		$41,432,783	1.74%

Health Care Providers & Services: 1.99%
UnitedHealth Group Incorporated	205,120	11,439,542	0.48
Other securities		35,898,274	1.51

		47,337,816	1.99

Health Care Technology: 0.09%
Other securities		2,233,164	0.09

Life Sciences Tools & Services: 0.30%
Other securities		7,043,934	0.30

Pharmaceuticals: 5.89%
Abbott Laboratories	308,644	19,071,113	0.80
Bristol-Myers Squibb Company	331,365	11,047,709	0.46
Johnson & Johnson Services Incorporated	538,842	33,639,906	1.41
Merck & Company Incorporated	597,520	22,454,802	0.94
Pfizer Incorporated	1,479,766	32,362,482	1.36
Other securities		21,935,110	0.92

		140,511,122	5.89

Industrials: 10.15%

Aerospace & Defense: 2.42%
Boeing Company	146,381	10,189,581	0.43
United Technologies Corporation	178,659	13,240,418	0.56
Other securities		34,194,348	1.43

		57,624,347	2.42

Air Freight & Logistics: 0.97%
United Parcel Service Incorporated Class B	188,191	14,103,034	0.59
Other securities		8,963,098	0.38

		23,066,132	0.97

Airlines: 0.06%
Other securities		1,370,005	0.06

Building Products: 0.04%
Other securities		888,610	0.04

Commercial Services & Supplies: 0.49%
Other securities		11,776,801	0.49

Construction & Engineering: 0.14%
Other securities		3,387,827	0.14

Electrical Equipment: 0.54%
Other securities		12,888,065	0.54

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	67

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Industrial Conglomerates: 2.40%
3M Company	136,335	$11,508,037	0.48%
General Electric Company	2,077,037	39,650,636	1.66
Other securities		6,107,281	0.26

		57,265,954	2.40

Machinery: 2.07%
Caterpillar Incorporated «	127,107	11,137,115	0.47
Other securities		38,086,591	1.60

		49,223,706	2.07

Road & Rail: 0.82%
Union Pacific Corporation	94,234	10,497,668	0.44
Other securities		8,994,938	0.38

		19,492,606	0.82

Trading Companies & Distributors: 0.20%
Other securities		4,881,993	0.20

Information Technology: 18.49%

Communications Equipment: 1.84%
Cisco Systems Incorporated	1,057,227	17,264,517	0.72
QUALCOMM Incorporated	332,015	19,027,780	0.80
Other securities		7,509,790	0.32

		43,802,087	1.84

Computers & Peripherals: 5.59%
Apple Incorporated †	183,019	105,735,567	4.44
EMC Corporation †	403,008	9,611,741	0.40
Other securities		17,959,997	0.75

		133,307,305	5.59

Electronic Equipment, Instruments & Components: 0.54%
Other securities		12,948,059	0.54

Internet Software & Services: 1.83%
Google Incorporated Class A †	49,781	28,915,792	1.22
Other securities		14,662,982	0.61

		43,578,774	1.83

IT Services: 2.82%
International Business Machines Corporation	227,438	43,872,790	1.84
Other securities		23,419,789	0.98

		67,292,579	2.82

Office Electronics: 0.08%
Other securities		1,887,604	0.08

Semiconductors & Semiconductor Equipment: 2.21%
Intel Corporation	980,685	25,340,900	1.06
Other securities		27,307,380	1.15

		52,648,280	2.21

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Software: 3.58%
Microsoft Corporation	1,465,881	$42,789,066	1.79%
Oracle Corporation	769,502	20,368,718	0.85
Other securities		22,148,578	0.94

		85,306,362	3.58

Materials: 3.30%

Chemicals: 2.26%
Other securities		53,907,918	2.26

Construction Materials: 0.04%
Other securities		879,071	0.04

Containers & Packaging: 0.13%
Other securities		3,059,849	0.13

Metals & Mining: 0.73%
Other securities		17,322,047	0.73

Paper & Forest Products: 0.14%
Other securities		3,428,117	0.14

Telecommunication Services: 3.11%

Diversified Telecommunication Services: 2.92%
AT&T Incorporated	1,163,778	39,766,294	1.67
Verizon Communications Incorporated «	556,596	23,176,657	0.97
Other securities		6,578,209	0.28

		69,521,160	2.92

Wireless Telecommunication Services: 0.19%
Other securities		4,564,199	0.19

Utilities: 3.63%

Electric Utilities: 2.16%
Other securities		51,580,151	2.16

Gas Utilities: 0.11%
Other securities		2,554,013	0.11

Independent Power Producers & Energy Traders: 0.09%
Other securities		2,211,519	0.09

Multi-Utilities: 1.27%
Other securities		30,243,196	1.27

Total Common Stocks (Cost $1,962,004,877)		2,326,040,547	97.59

Investment Companies: 0.31%
Other securities		7,444,569	0.31

Total Investment Companies (Cost $7,841,767)		7,444,569	0.31

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	69

INDEX PORTFOLIO

Security Name		Principal	Value	Percent of Net Assets

Other: 0.13%
Other securities			$3,136,268	0.13%

Total Other (Cost $1,083,776)			3,136,268	0.13

	Yield	Shares

Short-Term Investments: 9.52%

Investment Companies: 9.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	38,079,689	38,079,689	1.60
Wells Fargo Securities Lending Cash Investments, LLC (l)(v)(u)(r)	0.19	184,802,628	184,802,628	7.75

			222,882,317	9.35

		Principal

U.S. Treasury Securities: 0.17%
Other securities			3,999,748	0.17

Total Short-Term Investments (Cost $226,881,959)			226,882,065	9.52

Total Investments in Securities (Cost $2,197,812,379) *			2,563,503,449	107.55%
Other Assets and Liabilities, Net			(180,004,721)	(7.55)

Total Net Assets			$2,383,498,728	100.00%

†	Non-income earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $2,299,285,439 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$613,249,821
Gross unrealized depreciation	(349,031,811)

Net unrealized appreciation	$264,218,010

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL EQUITY PORTFOLIO

Security Name	Shares	Value

Common Stocks: 90.11%

Argentina: 0.06%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	2,011	$13,795

Australia: 0.78%
BHP Billiton Limited (Materials, Metals & Mining)	5,755	179,222

Bermuda: 3.07%
Cosan Limited Class A (Consumer Staples, Food Products)	27,052	323,812
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	5,600	271,040
Ports Design Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) (i)	113,275	112,377

		707,229

Canada: 4.19%
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	13,881	436,280
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	4,206	114,145
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	8,559	416,481

		966,906

Cayman Islands: 1.09%
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	851,951	250,266

China: 0.75%
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	191,000	116,152
LDK Solar Company Limited ADR (Information Technology, Electronic Equipment, Instruments & Components) †«	31,113	56,315

		172,467

Denmark: 1.26%
A.P. Moller-Maersk AS Class B (Industrials, Marine)	47	291,560

Finland: 1.45%
Metso Corporation (Industrials, Machinery)	10,222	333,430

France: 1.53%
Total SA (Energy, Oil, Gas & Consumable Fuels)	8,218	353,267

Germany: 9.85%
Allianz AG (Financials, Insurance)	3,204	289,643
Bayer AG (Health Care, Pharmaceuticals)	7,147	451,938
E.ON AG (Utilities, Electric Utilities)	22,014	402,316
Metro AG (Consumer Staples, Food & Staples Retailing) «	16,214	466,231
SAP AG (Information Technology, Software)	3,852	221,003
Siemens AG (Industrials, Industrial Conglomerates)	5,363	441,051

		2,272,182

Hong Kong: 5.72%
China Everbright Limited (Financials, Diversified Financial Services)	224,000	298,992
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	51,500	520,869
China Resources Power Holdings Company (Utilities, Independent Power Producers & Energy Traders)	276,000	499,261

		1,319,122

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	71

INTERNATIONAL EQUITY PORTFOLIO

Security Name	Shares	Value

Italy: 2.47%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	17,455	$336,697
Intesa Sanpaolo SpA (Financials, Commercial Banks)	188,767	234,111

		570,808

Japan: 18.89%
Asahi Glass Company Limited (Industrials, Building Products)	44,000	296,478
Canon Incorporated (Information Technology, Office Electronics)	12,500	502,489
Capcom Company Limited (Information Technology, Software)	18,900	364,445
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	8,000	363,451
Itochu Corporation (Industrials, Trading Companies & Distributors)	26,100	286,114
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	88,200	382,695
Mitsui OSK Lines Limited (Industrials, Marine)	114,000	402,986
Nintendo Company Limited (Information Technology, Software)	2,800	326,238
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	39,600	383,063
Nitto Denko Corporation (Materials, Chemicals)	9,946	403,628
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	9,600	372,435
USS Company Limited (Consumer Discretionary, Specialty Retail)	2,700	273,928

		4,357,950

Netherlands: 1.71%
Akzo Nobel NV (Materials, Chemicals)	8,638	394,552

Norway: 2.18%
Marine Harvest (Consumer Staples, Food Products)	228,192	111,280
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	17,361	391,516

		502,796

Philippines: 1.01%
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	4,350	233,973

Russia: 2.32%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	14,050	233,792
Sberbank of Russia (Financials, Commercial Banks)	121,642	301,307

		535,099

Singapore: 2.50%
DBS Group Holdings Limited (Financials, Commercial Banks)	42,000	430,886
Indofood Agri Resources Limited (Consumer Staples, Food Products)	151,556	145,840

		576,726

South Korea: 3.06%
Hana Financial Group Incorporated (Financials, Commercial Banks)	1,790	56,419
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment) 144A	645	330,902
Samsung Electronics Company Limited GDR (London Exchange) (Information Technology, Semiconductors & Semiconductor Equipment) 144A	46	23,506
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	2,885	294,550

		705,377

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL EQUITY PORTFOLIO

Security Name		Shares	Value

Sweden: 2.61%
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)		11,582	$344,056
Volvo AB Class B (Consumer Discretionary, Automobiles)		23,056	258,823

			602,879

Switzerland: 8.17%
ABB Limited (Industrials, Electrical Equipment)		18,295	286,474
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		3,853	219,554
Julius Baer Group Limited (Financials, Capital Markets)		8,801	275,985
Novartis AG (Health Care, Pharmaceuticals)		9,051	470,091
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		801	307,998
Zurich Financial Services AG (Financials, Insurance)		1,583	323,657

			1,883,759

Taiwan: 1.78%
HTC Corporation (Information Technology, Communications Equipment)		18,000	259,314
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment) «		11,004	151,085

			410,399

Thailand: 0.05%
Bumrungrad Hospital Public Company Limited (Health Care, Health Care Providers & Services)		6,100	12,079

United Kingdom: 13.61%
BP plc (Energy, Oil, Gas & Consumable Fuels)		63,469	386,285
Capita Group plc (Industrials, Commercial Services & Supplies)		32,429	308,874
Chemring Group plc (Industrials, Aerospace & Defense)		91,046	445,516
Man Group plc (Financials, Capital Markets)		108,840	122,286
Reckitt Benckiser Group (Consumer Staples, Household Products)		6,047	320,968
Smiths Group plc (Industrials, Industrial Conglomerates)		24,767	381,709
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)		13,033	349,154
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		105,287	448,185
Wolseley plc (Industrials, Trading Companies & Distributors)		11,033	375,448

			3,138,425

Total Common Stocks (Cost $24,503,946)			20,784,268

Short-Term Investments: 10.07%

Investment Companies: 10.07%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	1,668,492	$1,668,492
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(r)(v)	0.19	654,200	654,200

Total Short-Term Investments (Cost $2,322,692)			2,322,692

Total Investments in Securities
(Cost $26,826,638)*	100.18%	23,106,960
Other Assets and Liabilities, Net	(0.18)	(40,755)

Total Net Assets	100.00%	$23,066,205

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	73

INTERNATIONAL EQUITY PORTFOLIO

(i)	Illiquid security for which the designation as illiquid is unaudited

†	Non-income earning security

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $26,921,529 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$109,514
Gross unrealized depreciation	(3,924,083)

Net unrealized depreciation	$(3,814,569)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Industrials	19.83%
Financials	13.69%
Consumer Discretionary	12.14%
Information Technology	10.75%
Consumer Staples	10.49%
Energy	9.71%
Telecommunication Services	7.85%
Health Care	6.50%
Materials	4.70%
Utilities	4.34%

100.00%

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 93.79%

Australia: 0.26%
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	22,172	$277,531

Belgium: 4.16%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	62,688	4,243,877
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	1,506	61,442
UCB SA (Health Care, Pharmaceuticals)	4,490	210,500

		4,515,819

Canada: 3.88%
Canadian National Railway Company (Industrials, Road & Rail)	279	22,861
Canadian Pacific Railway Limited (Industrials, Road & Rail)	56,903	4,181,801

		4,204,662

China: 4.91%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services) †	28,255	3,327,591
China Construction Bank (Financials, Commercial Banks)	1,451,000	1,005,776
Tencent Holdings Limited (Information Technology, Internet Software & Services)	36,100	992,552

		5,325,919

France: 9.60%
Air Liquide SA (Materials, Chemicals)	7,141	772,347
Groupe Danone SA (Consumer Staples, Food Products) «	29,390	1,885,722
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,981	735,386
Pernod-Ricard SA (Consumer Staples, Beverages)	23,069	2,253,462
Schneider Electric SA (Industrials, Electrical Equipment)	35,109	1,869,768
Technip SA (Energy, Energy Equipment & Services)	3,883	353,906
Unibail-Rodamco (Financials, Real Estate Management & Development)	10,077	1,664,685
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	9,076	884,668

		10,419,944

Germany: 10.43%
Bayer AG (Health Care, Pharmaceuticals)	2,980	188,439
Beiersdorf AG (Consumer Staples, Personal Products)	28,116	1,772,343
Brenntag AG (Materials, Chemicals)	16,591	1,869,102
Daimler AG (Consumer Discretionary, Automobiles)	21,813	1,009,554
Kabel Deutschland Holding AG (Consumer Discretionary, Media) †	3,262	185,055
Linde AG (Materials, Chemicals)	31,039	4,762,926
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	12,324	1,527,673

		11,315,092

Hong Kong: 13.32%
AIA Group Limited (Financials, Insurance)	1,022,800	3,333,978
BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	277,588	763,572
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	187,100	1,892,322
China Resources Land Limited (Financials, Real Estate Management & Development)	550,500	1,038,365
Hang Seng Bank Limited (Financials, Commercial Banks)	95,151	1,229,606

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	75

INTERNATIONAL GROWTH PORTFOLIO

Security Name	Shares	Value

Hong Kong (continued)
Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	152,600	$768,746
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	133,966	750,210
MGM China Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	117,719	189,587
NWS Holdings Limited (Industrials, Industrial Conglomerates)	23,716	34,834
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	284,512	971,400
Sino Land Company (Financials, Real Estate Management & Development)	874,252	1,207,488
Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	118,742	1,344,760
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	379,497	930,951

		14,455,819

India: 0.39%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	74,766	428,166

Ireland: 2.22%
Covidien plc (Health Care, Health Care Equipment & Supplies)	46,529	2,409,272

Italy: 1.26%
Fiat Industrial SpA (Consumer Discretionary, Auto Components)	136,454	1,371,738

Japan: 12.91%
Bridgestone Corporation (Consumer Discretionary, Auto Components)	43,640	933,949
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	96,300	3,087,106
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	966	5,387,213
Kao Corporation (Consumer Staples, Personal Products)	94,100	2,434,159
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	10,487	147,749
NGK Insulators Limited (Industrials, Electrical Equipment)	95,000	989,280
Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	33,000	1,031,776

		14,011,232

Netherlands: 5.10%
Akzo Nobel NV (Materials, Chemicals)	20,074	916,907
Koninklijke Vopak NV (Industrials, Transportation Infrastructure)	16,893	995,741
Unilever NV (Consumer Staples, Food Products) «	111,805	3,517,693
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services) †	3,669	104,345

		5,534,686

Netherlands Antilles: 1.78%
Schlumberger Limited (Energy, Energy Equipment & Services)	30,550	1,932,288

Nigeria: 0.25%
Nigerian Breweries plc (Consumer Staples, Beverages)	403,453	267,008

Singapore: 0.31%
City Developments Limited (Financials, Real Estate Management & Development)	43,427	335,324

South Korea: 1.64%
NHN Corporation (Information Technology, Internet Software & Services)	3,721	764,535
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	987	1,012,715

		1,777,250

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL GROWTH PORTFOLIO

Security Name		Shares	Value

Spain: 0.62%
Grifols SA (Health Care, Biotechnology) †		29,858	$677,287

Switzerland: 7.31%
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		12,375	705,159
Givaudan SA (Materials, Chemicals)		1,077	998,444
Nestle SA (Consumer Staples, Food Products)		68,670	3,891,783
Roche Holdings AG (Health Care, Pharmaceuticals)		7,227	1,127,928
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		3,145	1,209,304

			7,932,618

United Kingdom: 12.62%
Diageo plc (Consumer Staples, Beverages)		24,232	577,748
Genting Singapore plc (Consumer Staples, Hotels, Restaurants & Leisure)		685,323	797,753
HSBC Holdings plc (Financials, Commercial Banks)		278,060	2,183,442
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		76,448	2,759,383
Johnson Matthey plc (Materials, Chemicals)		24,868	832,453
Kingfisher plc (Consumer Discretionary, Specialty Retail)		50,237	218,339
Land Securities Group plc (Financials, REITs)		26,986	294,879
Prudential plc (Financials, Insurance)		42,381	442,853
Reckitt Benckiser Group (Consumer Staples, Household Products)		1,494	79,300
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,213	439,887
SABMiller plc (Consumer Staples, Beverages)		56,887	2,099,798
Standard Chartered plc (Financials, Commercial Banks)		33,162	669,020
Tate & Lyle plc (Consumer Staples, Food Products)		65,160	674,853
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		51,052	217,318
WPP plc (Consumer Discretionary, Media)		117,890	1,406,305

			13,693,331

United States: 0.31%
Liberty Global Incorporated Class A (Consumer Discretionary, Media) †		5,140	237,468
Virgin Media Incorporated (Consumer Discretionary, Media)		4,546	100,148

			337,616

Virgin Islands (British): 0.51%
Arcos Dorados Holdings Incorporated Class A (Consumer Discretionary, Hotels, Restaurants & Leisure)		41,212	557,186

Total Common Stocks (Cost $101,136,739)			101,779,788

	Dividend Yield
Preferred Stocks: 1.19%

Germany: 1.19%
Henkel KGaA (Consumer Staples, Household Products)	1.61%	19,805	1,290,320

Total Preferred Stocks (Cost $1,418,586)			1,290,320

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	77

INTERNATIONAL GROWTH PORTFOLIO

Security Name		Expiration Date	Shares	Value

Rights: 0.00%

Italy: 0.00%
Fiat Industrial Rsp A (Consumer Discretionary, Auto Components) †(a)(i)		06/20/2012	136,454	$0
Fiat Industrial Rsp B (Consumer Discretionary, Auto Components) †(a)(i)		06/20/2012	136,454	0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 5.38%

Investment Companies: 5.38%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		5,541,892	5,541,892
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.19		295,680	295,680

Total Short-Term Investments (Cost $5,837,572)				5,837,572

Total Investments in Securities
(Cost $108,392,897)*	100.36%	108,907,680
Other Assets and Liabilities, Net	(0.36)	(386,213)

Total Net Assets	100.00%	$108,521,467

†	Non-income earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $109,015,179 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,047,653
Gross unrealized depreciation	(7,155,152)

Net unrealized depreciation	$(107,499)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Consumer Staples	33.39%
Financials	18.01%
Consumer Discretionary	13.44%
Materials	9.85%
Industrials	8.85%
Information Technology	5.92%
Health Care	4.48%
Energy	3.06%
Telecommunication Services	3.00%

100.00%

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/internationalindex.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Shares	Value	Percent of Net Assets

Common Stocks: 96.53%

Australia: 8.42%
Australia & New Zealand Banking Group Limited (Financials, Commercial Banks)	6,715	$136,709	0.59%
BHP Billiton Limited (Materials, Metals & Mining)	8,045	250,537	1.08
Commonwealth Bank of Australia (Financials, Commercial Banks)	3,948	189,980	0.82
National Australia Bank Limited (Financials, Commercial Banks) «	5,611	122,868	0.53
Westpac Banking Corporation (Financials, Commercial Banks)	7,654	151,277	0.65
Other securities		1,107,560	4.75

		1,958,931	8.42

Austria: 0.27%
Other securities		62,653	0.27

Belgium: 1.03%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	1,997	135,194	0.58
Other securities		104,882	0.45

		240,076	1.03

Bermuda: 0.24%
Other securities		55,515	0.24

Denmark: 1.08%
Novo Nordisk A/S Class B (Health Care, Pharmaceuticals)	1,021	135,831	0.58
Other securities		116,751	0.50

		252,582	1.08

Finland: 0.72%
Other securities		168,057	0.72

France: 8.30%
Groupe Danone SA (Consumer Staples, Food Products)	1,447	92,842	0.40
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	636	93,898	0.40
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	3,024	205,655	0.88
Total SA (Energy, Oil, Gas & Consumable Fuels)	5,317	228,562	0.98
Other securities		1,309,261	5.64

		1,930,218	8.30

Germany: 7.30%
Allianz AG (Financials, Insurance)	1,141	103,147	0.44
BASF SE (Materials, Chemicals)	2,287	159,436	0.69

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	79

INTERNATIONAL INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Germany (continued)
Bayer AG (Health Care, Pharmaceuticals)	2,056	$130,010	0.56%
Daimler AG (Consumer Discretionary, Automobiles)	2,246	103,950	0.45
SAP AG (Information Technology, Software)	2,288	131,271	0.56
Siemens AG (Industrials, Industrial Conglomerates)	2,049	168,509	0.72
Other securities		901,803	3.88

		1,698,126	7.30

Greece: 0.05%
Other securities		11,244	0.05

Hong Kong: 2.87%
Other securities		668,363	2.87

Ireland: 0.32%
Other securities		73,868	0.32

Israel: 0.61%
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	2,333	93,410	0.40
Other securities		49,005	0.21

		142,415	0.61

Italy: 1.88%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	6,023	116,180	0.50
Other securities		321,766	1.38

		437,946	1.88

Japan: 21.57%
Canon Incorporated (Information Technology, Office Electronics)	2,800	112,557	0.48
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	4,100	131,434	0.56
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	31,870	138,282	0.59
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	3,400	99,319	0.43
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	6,900	267,688	1.15
Other securities		4,269,028	18.36

		5,018,308	21.57

Luxembourg: 0.41%
Other securities		95,307	0.41

Netherlands: 2.58%
Unilever NV (Consumer Staples, Food Products) «	4,081	128,400	0.55
Other securities		471,235	2.03

		599,635	2.58

New Zealand: 0.13%
Other securities		29,726	0.13

Norway: 0.69%
Other securities		161,379	0.69

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Portugal: 0.18%
Other securities		$41,041	0.18%

Singapore: 1.70%
Other securities		394,663	1.70

South Africa: 0.08%
Other securities		18,575	0.08

Spain: 2.31%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	23,460	124,591	0.54
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	10,212	112,849	0.49
Other securities		300,853	1.28

		538,293	2.31

Sweden: 2.89%
Other securities		673,382	2.89

Switzerland: 8.27%
Nestle SA (Consumer Staples, Food Products)	8,266	468,465	2.01
Novartis AG (Health Care, Pharmaceuticals)	5,765	299,423	1.29
Roche Holdings AG (Health Care, Pharmaceuticals)	1,760	274,686	1.18
UBS AG (Financials, Diversified Financial Services) †	9,019	101,671	0.44
Other securities		779,678	3.35

		1,923,923	8.27

United Kingdom: 22.52%
Anglo American plc (Materials, Metals & Mining)	3,325	101,004	0.43
AstraZeneca plc (Health Care, Pharmaceuticals)	3,229	130,286	0.56
BG Group plc (Health Care, Health Care Providers & Services)	8,458	161,966	0.70
BHP Billiton plc (Materials, Metals & Mining)	5,293	138,230	0.59
BP plc (Energy, Oil, Gas & Consumable Fuels)	47,503	289,113	1.24
British American Tobacco plc (Consumer Staples, Tobacco)	4,934	232,577	1.00
Diageo plc (Consumer Staples, Beverages)	6,258	149,206	0.64
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	12,645	280,244	1.20
HSBC Holdings plc (Financials, Commercial Banks)	45,122	354,317	1.52
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	2,498	90,165	0.39
National Grid plc (Utilities, Multi-Utilities)	8,822	88,377	0.38
Rio Tinto plc (Materials, Metals & Mining)	3,374	144,560	0.62
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	9,194	284,955	1.22
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	6,669	213,634	0.92
SABMiller plc (Consumer Staples, Beverages)	2,390	88,219	0.38
Standard Chartered plc (Financials, Commercial Banks)	5,955	120,138	0.52
Tesco plc (Consumer Staples, Food & Staples Retailing)	20,129	93,860	0.40
Unilever plc (Consumer Staples, Food Products)	3,181	100,061	0.43
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	124,884	332,975	1.43
Other securities		1,845,194	7.95

		5,239,081	22.52

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	81

INTERNATIONAL INDEX PORTFOLIO

Security Name			Value	Percent of Net Assets

United States: 0.11%
Other securities			$26,139	0.11%

Total Common Stocks (Cost $24,078,433)			22,459,446	96.53

Preferred Stocks : 0.54%

Germany: 0.54%
Other securities			124,636	0.54

United Kingdom: 0.00%
Other securities			776	0.00

Total Preferred Stocks (Cost $112,194)			125,412	0.54

Rights : 0.02%

Italy: 0.00%
Other securities			0	0.00

Spain: 0.02%
Other securities			3,592	0.02

Total Rights (Cost $4,322)			3,592	0.02

Warrants: 0.00%

Singapore: 0.00%
Other securities			281	0.00

Total Warrants (Cost $0)			281	0.00

Short-Term Investments: 4.72%
	Yield	Shares

Investment Companies : 4.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	521,127	521,127	2.24
Wells Fargo Securities Lending Cash Investment, LLC (u)(l)(v)(r)	0.19	578,083	578,083	2.48

Total Short-Term Investments (Cost $1,099,210)			1,099,210	4.72

Total Investments in Securities (Cost $25,294,159) *			23,687,941	101.81%
Other Assets and Liabilities, Net			(421,507)	(1.81)

Total Net Assets			$23,266,434	100.00%

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $28,683,403 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,543,153
Gross unrealized depreciation	(6,538,615)

Net unrealized depreciation	$(4,995,462)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Financials	21.80%
Industrials	12.19%
Consumer Staples	12.01%
Consumer Discretionary	11.40%
Health Care	10.85%
Materials	10.03%
Energy	7.68%
Telecommunication Services	5.40%
Information Technology	4.50%
Utilities	4.14%

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	83

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 95.30%

Australia: 4.34%
Bendigo Bank Limited (Financials, Commercial Banks)	272,500	$1,935,073
BlueScope Steel Limited (Materials, Metals & Mining) †	404,900	136,072
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	1,518,925
Downer EDI Limited (Industrials, Commercial Services & Supplies) †	425,500	1,363,637
Goodman Fielder Limited (Consumer Staples, Food Products)	1,387,983	797,700
Grain Corporation Limited (Consumer Staples, Food Products)	114,000	1,042,735
Metcash Limited (Consumer Staples, Food & Staples Retailing)	536,500	1,996,349
Mincor Resources NL (Materials, Metals & Mining) (i)	570,994	389,344
OneSteel Limited (Materials, Metals & Mining)	934,300	960,157
Sally Malay Mining Limited (Materials, Metals & Mining)	368,800	282,010
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	615,200	2,127,395

		12,549,397

Austria: 0.77%
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	22,100	381,890
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	41,100	1,119,568
Voestalpine AG (Materials, Metals & Mining)	29,200	729,337

		2,230,795

Belgium: 1.11%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	1,433,287
KBC Groep NV (Financials, Commercial Banks)	53,400	818,101
Tessenderlo Chemie NV (Materials, Chemicals) «†	37,000	955,728

		3,207,116

Brazil: 2.01%
Banco do Brasil SA (Financials, Commercial Banks)	130,500	1,294,097
Cia Saneamento Basico de Sau Paulo (Utilities, Water Utilities)	84,400	2,971,586
Cia Saneamento Minas Gerais (Utilities, Water Utilities)	72,400	1,543,595

		5,809,278

Canada: 2.37%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	54,400	2,198,964
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	58,500	2,889,176
WestJet Airlines Limited (Industrials, Airlines)	120,000	1,777,606

		6,865,746

China: 2.17%
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,222,000	1,107,915
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	4,269,000	3,800,631
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,357,644

		6,266,190

Denmark: 0.87%
Danske Bank A/S (Financials, Commercial Banks) †	45,600	603,614

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Denmark (continued)
H. Lundbeck A/S (Health Care, Pharmaceuticals)	93,000	$1,926,667

		2,530,281

Finland: 0.43%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,256,758

France: 6.80%
AXA SA (Financials, Insurance) «	54,000	606,348
BNP Paribas SA (Financials, Commercial Banks) «	30,200	960,631
Credit Agricole SA (Financials, Commercial Banks)	219,328	784,308
France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	86,100	1,081,661
Rallye SA (Consumer Staples, Food & Staples Retailing) «	22,900	652,539
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	88,338	6,007,649
SCOR SE (Financials, Insurance)	109,700	2,380,554
Societe Generale SA (Financials, Diversified Financial Services)	18,428	365,947
Societe Television Francaise 1 SA (Consumer Discretionary, Media) «	133,100	979,734
Total SA (Energy, Oil, Gas & Consumable Fuels)	85,500	3,675,383
Vivendi SA (Consumer Discretionary, Media)	134,746	2,175,972

		19,670,726

Germany: 7.96%
Allianz AG (Financials, Insurance)	33,100	2,992,258
BASF SE (Materials, Chemicals)	46,500	3,241,696
Daimler AG (Consumer Discretionary, Automobiles)	69,300	3,207,357
Deutsche Bank AG (Financials, Capital Markets) «	41,200	1,481,701
E.ON AG (Utilities, Electric Utilities)	52,800	964,945
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	1,658,030
Metro AG (Consumer Staples, Food & Staples Retailing) «	49,800	1,431,990
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	2,441,996
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,181,416
RWE AG (Utilities, Multi-Utilities)	40,900	1,493,670
Thyssenkrupp AG (Materials, Metals & Mining)	49,200	811,854
Volkswagen AG (Consumer Discretionary, Automobiles)	14,100	2,121,798

		23,028,711

Hong Kong: 2.33%
Cathay Pacific Airways Limited (Industrials, Airlines)	543,000	838,124
Guangdong Investment Limited (Utilities, Water Utilities)	2,772,000	1,835,726
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	1,133,500	686,390
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	806,457
Lonking Holdings Limited (Industrials, Machinery)	3,973,000	1,233,636
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	429,500	1,336,386

		6,736,719

India: 0.61%
Tata Steel Limited GDR (Industrials, Machinery) †	245,900	1,765,562

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	85

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Indonesia: 0.25%
PT Japfa Comfeed Indonesia (Consumer Staples, Food Products) †	1,621,000	$715,654

Ireland: 0.00%
Allied Irish Banks plc (Financials, Commercial Banks) †	79,300	6,374
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	3,585

		9,959

Israel: 1.21%
Bank Hapoalim Limited (Financials, Commercial Banks)	451,300	1,440,461
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,058,135

		3,498,596

Italy: 1.58%
Enel SpA (Utilities, Multi-Utilities)	688,400	1,959,478
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	135,200	2,607,928

		4,567,406

Japan: 20.68%
Adeka Corporation (Materials, Chemicals)	203,200	1,711,485
Aozora Bank Limited (Financials, Commercial Banks)	588,000	1,245,636
Chiba Bank Limited (Financials, Commercial Banks)	208,000	1,173,252
Comsys Holdings Corporation (Industrials, Construction & Engineering)	169,600	1,798,591
Edion Corporation (Consumer Discretionary, Specialty Retail)	73,600	390,730
Eizo Nanao Corporation (Information Technology, Computers & Peripherals) (i)	63,300	1,313,499
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	378,000	1,394,104
Hitachi Capital Corporation (Financials, Consumer Finance)	57,700	821,761
Itochu Corporation (Industrials, Trading Companies & Distributors)	168,000	1,841,654
JX Holdings Incorporated (Energy, Energy Equipment & Services)	408,000	2,072,282
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	600	3,709,801
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,046,708
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	1,567,637
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,305,666
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	39,100	1,493,943
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	695,412
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	54,300	765,023
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,831,300	2,687,589
Nichirei Corporation (Consumer Staples, Food Products)	202,000	902,246
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	73,100	2,091,503
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	107,000	669,091
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	74,600	3,217,815
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,464,538
Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	155,000	1,691,233
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	1,400	2,235,069
Otsuka Holdings Company Limited (Health Care, Health Care Providers & Services)	79,300	2,495,582
Rengo Company Limited (Materials, Containers & Packaging)	208,000	1,393,568
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	297,703
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,110,439

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Japan (continued)
Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	80,800	$1,436,376
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,072,894
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,829,824
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	69,900	2,041,872
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	396,000	1,000,613
The Keiyo Bank Limited (Financials, Commercial Banks)	62,000	275,345
Toshiba TEC Corporation (Information Technology, Office Electronics)	234,000	824,196
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	29,400	1,740,888

		59,825,568

Liechtenstein: 0.20%
Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets) (i)	7,800	593,020

Netherlands: 2.58%
Aegon NV (Financials, Insurance) «	151,800	639,309
ING Groep NV (Financials, Diversified Financial Services) †	237,100	1,369,417
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	241,100	2,832,441
Koninklijke DSM NV (Consumer Staples, Food & Staples Retailing) «	52,700	2,507,169
Nutreco Holding NV (Consumer Staples, Food Products)	1,740	114,181

		7,462,517

Norway: 1.31%
Atea ASA (Information Technology, IT Services)	158,200	1,494,064
DnB Nor ASA (Financials, Commercial Banks)	98,900	891,166
Statoil ASA (Energy, Oil, Gas & Consumable Fuels) «	61,700	1,391,426

		3,776,656

Poland: 0.49%
Asseco Poland SA (Information Technology, Software)	101,800	1,403,801

Portugal: 0.06%
Banco BPI SA (Financials, Commercial Banks) †«	245,688	112,404
Banco Espirito Santo SA (Financials, Commercial Banks) †	131,400	74,089

		186,493

Russia: 2.11%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	150,014	2,994,279
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) «	886	17,443
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels) «	60,400	3,103,286

		6,115,008

Singapore: 0.54%
United Overseas Bank Limited (Financials, Commercial Banks)	113,000	1,551,273

South Africa: 0.70%
Exxaro Resources Limited (Materials, Metals & Mining)	91,400	2,036,506

South Korea: 2.15%
Industrial Bank of Korea (Financials, Commercial Banks)	192,500	1,957,212

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	87

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

South Korea (continued)
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	$2,276,763
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	212,200	1,977,717

		6,211,692

Spain: 2.15%
Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	185,200	1,053,858
Banco Espanol de Credito SA (Financials, Commercial Banks) «	146,100	453,438
Banco Santander Central Hispano SA (Financials, Commercial Banks) †	430,300	2,285,224
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	1,849,191
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services) †	52,400	579,052

		6,220,763

Sweden: 1.35%
Boliden AB (Materials, Metals & Mining)	169,300	2,160,384
Saab AB (Industrials, Aerospace & Defense)	113,500	1,757,692

		3,918,076

Switzerland: 6.56%
Baloise Holding AG (Financials, Insurance)	28,800	1,776,002
Clariant AG (Materials, Chemicals) †	101,215	1,031,062
Credit Suisse Group AG (Financials, Capital Markets)	76,500	1,449,905
Georg Fischer AG (Industrials, Machinery)	3,000	1,050,085
Novartis AG (Health Care, Pharmaceuticals)	82,500	4,284,887
Roche Holdings AG (Health Care, Pharmaceuticals)	29,500	4,604,108
Swiss Re AG (Financials, Insurance)	28,900	1,666,135
Zurich Financial Services AG (Financials, Insurance)	15,200	3,107,757

		18,969,941

Thailand: 0.54%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	1,561,780

United Kingdom: 19.07%
Amlin plc (Financials, Insurance)	190,400	933,447
AstraZeneca plc (Health Care, Pharmaceuticals)	140,400	5,664,946
Aviva plc (Financials, Insurance)	220,500	888,668
BAE Systems plc (Industrials, Aerospace & Defense)	684,100	2,876,226
Barclays plc (Financials, Commercial Banks)	379,300	1,030,610
BP plc (Energy, Oil, Gas & Consumable Fuels)	609,300	3,708,321
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,421,700	4,520,289
Cookson Group plc (Utilities, Multi-Utilities)	145,400	1,403,927
DS Smith plc (Industrials, Professional Services)	337,400	744,641
Firstgroup plc (Industrials, Road & Rail)	254,700	825,127
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	127,600	2,827,930
Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	184,200	1,388,501
Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	442,800	532,647
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	355,400	1,578,046
Kesa Electricals plc (Consumer Discretionary, Specialty Retail)	679,100	512,848
LogicaCMG plc (Industrials, Professional Services)	949,700	1,623,219
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	632,790	960,627

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name		Shares	Value

United Kingdom (continued)
Next plc (Consumer Discretionary, Multiline Retail)		35,500	$1,657,245
Old Mutual plc (Financials, Commercial Banks)		982,800	2,144,803
Pace plc (Consumer Discretionary, Household Durables)		374,800	528,542
Premier Foods plc (Consumer Staples, Food Products) †		31,510	52,934
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		443,900	675,929
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,300	442,579
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels) «		264,000	8,456,935
Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		389,400	112,527
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,179,436
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,698,900	4,529,737
WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)		223,600	1,658,619
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		399,400	1,700,165

			55,159,471

Total Common Stocks (Cost $366,017,091)			275,701,459

	Dividend Yield
Preferred Stocks: 0.54%

Brazil: 0.54%
Cia Energetica de Minas Gerais (Utilities, Oil, Gas & Consumable Fuels)	6.89%	89,750	1,565,513

Total Preferred Stocks (Cost $1,254,937)			1,565,513

	Yield
Short-Term Investments: 6.47%

Investment Companies: 6.47%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	2,585,277	3,585,277
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(r)(u)	0.19	15,127,261	15,127,261

Total Short-Term Investments (Cost $18,712,538)			18,712,538

Total Investments in Securities
(Cost $385,984,566)*	102.31%	295,979,510
Other Assets and Liabilities, Net	(2.31)	(6,688,130)

Total Net Assets	100.00%	$289,291,380

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	89

INTERNATIONAL VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited
(l)	Investment in an affiliate

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $386,886,035 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,026,633
Gross unrealized depreciation	(104,933,158)

Net unrealized depreciation	$(90,906,525)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Financials	21.69%
Energy	13.27%
Health Care	12.80%
Industrials	12.22%
Telecommunication Services	9.16%
Consumer Discretionary	8.78%
Consumer Staples	8.10%
Materials	6.13%
Utilities	4.95%
Information Technology	2.90%

100.00%

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 95.29%

Consumer Discretionary: 10.57%

Household Durables: 3.35%
Harman International Industries Incorporated	8,617	$337,959
Newell Rubbermaid Incorporated	40,949	753,462
Toll Brothers Incorporated	24,884	678,836

		1,770,257

Media: 3.23%
DIRECTV Group Incorporated	12,636	561,670
Omnicom Group Incorporated	11,210	534,493
Walt Disney Company	13,426	613,702

		1,709,865

Multiline Retail: 1.01%
Target Corporation	9,233	534,683

Specialty Retail: 2.36%
Home Depot Incorporated «	25,348	1,250,670

Textiles, Apparel & Luxury Goods: 0.62%
Fossil Incorporated	4,456	326,001

Consumer Staples: 5.84%

Beverages: 1.00%
PepsiCo Incorporated	7,834	531,537

Food & Staples Retailing: 2.28%
CVS Caremark Corporation	26,818	1,205,201

Food Products: 1.20%
Sara Lee Corporation	30,302	633,312

Household Products: 1.36%
Procter & Gamble Company	11,572	720,820

Energy: 9.71%

Energy Equipment & Services: 2.06%
Nabors Industries Limited	32,209	436,432
Noble Corporation	20,834	651,479

		1,087,911

Oil, Gas & Consumable Fuels: 7.65%
Apache Corporation	7,055	574,136
ConocoPhillips Company	13,813	720,486
Devon Energy Corporation	12,039	716,561
Exxon Mobil Corporation	18,792	1,477,615
Whiting Petroleum Corporation	12,917	558,144

		4,046,942

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	91

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Financials: 26.09%

Capital Markets: 1.94%
Goldman Sachs Group Incorporated	4,783	$457,733
State Street Corporation	13,724	565,566

		1,023,299

Commercial Banks: 4.86%
Comerica Incorporated	30,024	913,330
First Republic Bank Corporation	26,356	827,578
KeyCorp	110,465	828,488

		2,569,396

Consumer Finance: 2.52%
Capital One Financial Corporation	15,951	819,403
SLM Corporation	36,537	510,422

		1,329,825

Diversified Financial Services: 6.13%
Bank of America Corporation	97,208	714,479
Berkshire Hathaway Incorporated Class B	7,216	572,662
Citigroup Incorporated	26,410	700,129
JPMorgan Chase & Company	37,846	1,254,595

		3,241,865

Insurance: 6.43%
ACE Limited	14,406	1,041,986
MetLife Incorporated	26,838	783,938
The Hartford Financial Services Group Incorporated	26,112	439,204
The Travelers Companies Incorporated	18,203	1,137,505

		3,402,633

REITs: 4.21%
Alexandria Real Estate Equities Incorporated «	9,991	683,984
Simon Property Group Incorporated	10,464	1,543,649

		2,227,633

Health Care: 11.74%

Health Care Equipment & Supplies: 0.96%
Stryker Corporation	9,879	508,275

Health Care Providers & Services: 1.99%
CIGNA Corporation	23,912	1,049,976

Pharmaceuticals: 8.79%
Abbott Laboratories	9,076	560,806
Hospira Incorporated	17,088	534,171
Johnson & Johnson Services Incorporated	14,839	926,399
Merck & Company Incorporated	22,821	857,613

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Pharmaceuticals (continued)
Pfizer Incorporated	59,554	$1,302,446
Teva Pharmaceutical Industries Limited ADR	11,972	469,183

		4,650,618

Industrials: 9.06%

Airlines: 0.98%
Southwest Airlines Company	57,375	518,096

Construction & Engineering: 0.81%
URS Corporation	11,818	427,457

Industrial Conglomerates: 3.62%
General Electric Company	100,258	1,913,925

Machinery: 2.33%
Dover Corporation	12,981	734,205
Eaton Corporation	11,732	500,487

		1,234,692

Road & Rail: 1.32%
Norfolk Southern Corporation	10,641	697,198

Information Technology: 8.24%

Communications Equipment: 1.67%
Cisco Systems Incorporated	54,006	881,918

Computers & Peripherals: 2.57%
Apple Incorporated	1,019	588,707
EMC Corporation	32,329	771,047

		1,359,754

Internet Software & Services: 0.97%
Google Incorporated Class A †	885	514,061

IT Services: 1.82%
Accenture plc	16,800	959,280

Semiconductors & Semiconductor Equipment: 1.21%
Maxim Integrated Products Incorporated	25,455	640,448

Materials: 2.59%

Chemicals: 2.08%
Ashland Incorporated	8,943	571,726
Huntsman Corporation	41,039	525,299

		1,097,025

Metals & Mining: 0.51%
Alcoa Incorporated	31,713	271,146

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	93

LARGE COMPANY VALUE PORTFOLIO

Security Name		Shares	Value

Telecommunication Services: 3.96%

Diversified Telecommunication Services: 3.96%
AT&T Incorporated		35,451	$1,211,361
Verizon Communications Incorporated		21,205	882,976

			2,094,337

Utilities: 7.49%

Electric Utilities: 3.29%
Duke Energy Corporation		43,942	965,845
Entergy Corporation		11,983	773,263

			1,739,108

Multi-Utilities: 3.07%
Dominion Resources Incorporated		14,758	768,301
NiSource Incorporated «		34,171	857,351

			1,625,652

Water Utilities: 1.13%
American Water Works Company Incorporated		17,388	594,843

Total Common Stocks (Cost $46,609,701)			50,389,659

		Principal
Other: 0.13%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$94,422	25,494
VFNC Corporation, Pass-Through Entity 0.24% (v)(i)(a)±144A		103,708	43,557

Total Other (Cost $23,861)			69,051

	Yield	Shares
Short-Term Investments: 8.35%

Investment Companies: 8.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	2,174,368	2,174,368
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	2,241,014	2,241,014

Total Short-Term Investments (Cost $4,415,382)			4,415,382

Total Investments in Securities
(Cost $51,048,944) *	103.77%	54,874,092
Other Assets and Liabilities, Net	(3.77)	(1,993,943)

Total Net Assets	100.00%	$52,880,149

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $51,911,446 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,742,604
Gross unrealized depreciation	(2,779,958)

Net unrealized appreciation	$2,962,646

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	95

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 92.79%

Consumer Discretionary: 7.95%

Auto Components: 1.40%
Gentex Corporation	30,195	$673,349

Automobiles: 0.07%
Winnebago Industries Incorporated †	3,670	32,883

Diversified Consumer Services: 0.67%
Cambium Learning Group Incorporated †	32,528	40,009
Corinthian Colleges Incorporated †	103,395	283,302
Voyager Expanded Learning Incorporated †(a)(i)	58,950	0

		323,311

Hotels, Restaurants & Leisure: 1.30%
Century Casinos Incorporated †	186,170	543,616
Empire Resorts Incorporated †	39,303	79,392

		623,008

Household Durables: 1.95%
Cavco Industries Incorporated †	13,610	573,662
KB Home Incorporated	5,570	40,383
Nobility Homes Incorporated †	34,965	226,573
Skyline Corporation	21,862	99,253

		939,871

Media: 0.76%
Outdoor Channel Holdings Incorporated	55,532	365,401

Specialty Retail: 1.80%
Collective Brands Incorporated †	20,610	438,375
Monro Muffler Brake Incorporated	3,430	115,900
rue21 Incorporated †	4,435	117,439
Talbots Incorporated †	35,325	86,193
Vitamin Shoppe Incorporated †	2,215	109,687

		867,594

Consumer Staples: 1.16%

Household Products: 0.51%
WD-40 Company	5,220	244,192

Personal Products: 0.65%
Prestige Brands Holdings Incorporated †	22,732	312,110

Energy: 20.08%

Energy Equipment & Services: 7.39%
Helix Energy Solutions Group Incorporated †	28,430	487,006
Helmerich & Payne Incorporated	3,620	163,986
ION Geophysical Corporation †	93,160	564,550

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Energy Equipment & Services (continued)
Key Energy Services Incorporated †	26,895	$266,529
Matrix Service Company †	51,453	534,597
Newpark Resources Incorporated †	103,870	601,407
Oceaneering International Incorporated	8,200	379,004
PHI Incorporated (non-voting) †	10,455	248,934
PHI Incorporated (voting) †	3,062	69,691
Willbros Group Incorporated †	42,014	240,320

		3,556,024

Oil, Gas & Consumable Fuels: 12.69%
Cabot Oil & Gas Corporation	2,285	74,354
Energy XXI (Bermuda) Limited †	3,360	104,328
Forest Oil Corporation †	15,290	127,672
InterOil Corporation †	54,499	3,619,279
Lone Pine Resources Incorporated †	7,753	24,499
McMoRan Exploration Company †	94,939	923,756
PetroQuest Energy Incorporated †	5,710	28,265
Range Resources Corporation	17,835	1,024,442
Triangle Petroleum Corporation †	35,128	179,153

		6,105,748

Financials: 17.82%

Capital Markets: 0.59%
Artio Global Investos Incorporated	93,770	285,999

Commercial Banks: 3.82%
1st United Bancorp Incorporated †	38,960	224,410
Bancorp Incorporated †	14,135	128,487
BBCN Bancorp Incorporated †	12,343	133,181
City National Corporation	4,530	225,050
First Horizon National Corporation	15,615	132,415
IBERIABANK Corporation	4,920	238,571
Pacific Premier Bancorp Incorporated †	34,956	276,152
Park Sterling Corporation †	13,290	59,141
Sterling Bancorp	15,650	142,415
Univest Corporation of Pennsylvania	6,441	103,185
Washington Banking Company	11,005	149,338
Western Liberty Bancorp †	8,420	23,744

		1,836,089

Insurance: 2.80%
Argo Group International Holdings Limited	29,330	820,653
Hilltop Holdings Incorporated †	27,721	288,298
Mercury General Corporation	5,475	238,710

		1,347,661

REITs: 10.13%
Anworth Mortgage Asset Corporation	33,830	227,676
Capstead Mortgage Corporation	46,355	638,308
Chimera Investment Corporation	530,450	1,485,260

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	97

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

REITs (continued)
Crexus Investment Corporation	44,065	$431,837
Hatteras Financial Corporation	11,975	341,886
MFA Mortgage Investments Incorporated	62,525	476,441
Origen Financial Incorporated	164,605	240,323
Redwood Trust Incorporated	28,026	339,395
UMH Properties Incorporated	68,219	691,058

		4,872,184

Thrifts & Mortgage Finance: 0.48%
First Niagara Financial Group Incorporated	21,495	173,465
Northwest Bancshares Incorporated	4,970	57,006

		230,471

Health Care: 7.24%

Biotechnology: 1.22%
Discovery Laboratories Incorporated †	166,010	436,606
Infinity Pharmaceuticals Incorporated †	11,530	150,005

		586,611

Health Care Equipment & Supplies: 3.24%
Allied Healthcare Products Incorporated †	86,355	280,654
EnteroMedics Incorporated †	81,880	283,714
Orasure Technologies Incorporated †	96,234	996,022

		1,560,390

Health Care Providers & Services: 1.19%
Cross Country Healthcare Incorporated †	34,302	155,731
Ensign Group Incorporated	9,615	244,221
Gentiva Health Services Incorporated †	30,940	173,573

		573,525

Health Care Technology: 0.69%
Omnicell Incorporated †	25,200	329,868

Life Sciences Tools & Services: 0.90%
Accelrys Incorporated †	33,385	260,403
Nordion Incorporated	19,205	172,845

		433,248

Industrials: 14.10%

Air Freight & Logistics: 0.49%
Pacer International Incorporated †	41,744	235,436

Airlines: 0.74%
JetBlue Airways Corporation †	67,715	354,149

Building Products: 1.12%
Patrick Industries Incorporated †	41,035	539,200

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Commercial Services & Supplies: 3.89%
ABM Industries Incorporated	27,263	$585,337
ACCO Brands Corporation †	18,450	168,264
GEO Group Incorporated †	39,789	865,809
Healthcare Services Group	12,934	252,860

		1,872,270

Construction & Engineering: 4.29%
Chicago Bridge & Iron Company NV	16,445	591,033
Integrated Electrical Services Incorporated †	46,975	155,957
MYR Group Incorporated †	26,585	404,358
Primoris Services Corporation	57,936	694,653
Sterling Construction Company Incorporated †	23,998	215,982

		2,061,983

Electrical Equipment: 0.84%
Encore Wire Corporation	4,600	115,046
GrafTech International Limited †	27,115	289,317

		404,363

Machinery: 1.61%
Actuant Corporation Class A	12,720	332,882
Hardinge Incorporated	47,480	443,938

		776,820

Professional Services: 1.12%
Hill International Incorporated †	176,599	538,627

Information Technology: 9.68%

Communications Equipment: 2.01%
Brocade Communications Systems Incorporated †	53,540	248,961
MRV Communications Incorporated	49,230	33,723
Sandvine Corporation †	472,170	683,702

		966,386

Computers & Peripherals: 1.92%
Cray Incorporated †	50,456	538,870
Intermec Incorporated †	65,525	387,253

		926,123

Electronic Equipment, Instruments & Components: 3.00%
Coherent Incorporated †	12,700	560,578
OSI Systems Incorporated †	10,035	640,434
Power One Incorporated †	58,165	241,385

		1,442,397

IT Services: 2.75%
Convergys Corporation †	47,610	664,160
Official Payments Holdings Incorporated †	151,167	659,088

		1,323,248

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	99

SMALL CAP VALUE PORTFOLIO

Security Name			Shares	Value

Materials: 13.71%

Containers & Packaging: 1.12%
Intertape Polymer Group Incorporated †			78,859	$537,030

Metals & Mining: 12.18%
Eldorado Gold Corporation			23,005	253,745
Goldcorp Incorporated			15,290	553,957
Great Basin Gold Limited †			257,823	136,646
Petaquilla Minerals Limited †			56,560	23,133
Randgold Resources Limited ADR			33,255	2,638,784
Royal Gold Incorporated			10,650	720,366
San Gold Corporation †			89,190	122,190
Sandstorm Gold Limited †			104,214	812,241
Sandstorm Metals & Energy Limited †			81,729	27,300
Silver Standard Resources Incorporated †			31,414	345,554
United States Steel Corporation			11,075	224,823

				5,858,739

Paper & Forest Products: 0.41%
Wausau Paper Corporation			21,660	199,489

Telecommunication Services: 1.05%

Diversified Telecommunication Services: 1.05%
Cincinnati Bell Incorporated †			141,995	502,660

Total Common Stocks (Cost $40,912,304)				44,638,457

Investment Companies: 1.83%
Market Vectors Junior Gold Miners ETF			40,756	787,406
SPDR S&P Regional Banking ETF			3,513	93,551

Total Investment Companies (Cost $1,185,438)				880,957

		Expiration Date
Warrants: 0.10%

Health Care: 0.10%

Health Care Equipment & Supplies: 0.10%
EnteroMedics Incorporated †(a)(i)		05/14/2016	9,104	17,116
EnteroMedics Incorporated †(a)(i)		09/28/2016	16,376	34,001

Total Warrants (Cost $0)				51,117

Yield

Short-Term Investments: 5.57%

Investment Companies: 5.57%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		2,679,065	2,679,065

Total Short-Term Investments (Cost $2,679,065)				2,679,065

Total Investments in Securities
(Cost $44,776,807)*	100.29%	48,249,596
Other Assets and Liabilities, Net	(0.29)	(141,788)

Total Net Assets	100.00%	$48,107,808

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $46,816,811 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,764,638
Gross unrealized depreciation	(8,331,853)

Net unrealized appreciation	$1,432,785

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	101

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 97.53%

Consumer Discretionary: 15.30%

Auto Components: 1.36%
Gentex Corporation	99,230	$2,212,822

Hotels, Restaurants & Leisure: 1.02%
Caribou Coffee Comapany Incorporated †	51,840	616,896
Life Time Fitness Incorporated †	24,260	1,039,784

		1,656,680

Household Durables: 0.78%
Ethan Allen Interiors Incorporated	56,800	1,278,568

Internet & Catalog Retail: 0.59%
CafePress Incorporated †	69,300	963,963

Leisure Equipment & Products: 0.74%
Brunswick Corporation	55,390	1,213,041

Media: 1.88%
Arbitron Incorporated	44,400	1,484,736
Lions Gate Entertainment Corporation †«	118,780	1,582,150

		3,066,886

Specialty Retail: 7.55%
Cabela’s Incorporated †	48,190	1,703,035
Chico’s FAS Incorporated	71,020	1,037,602
Dick’s Sporting Goods Incorporated	41,020	1,907,430
Express Incorporated †	89,960	1,664,260
Finish Line Incorporated Class A	79,220	1,633,516
GNC Holdings Incorporated Class A	52,120	2,008,184
rue21 Incorporated †	26,860	711,253
Sonic Automotive Incorporated	110,230	1,641,325

		12,306,605

Textiles, Apparel & Luxury Goods: 1.38%
Hanesbrands Incorporated †	80,440	2,241,058

Consumer Staples: 0.65%

Food & Staples Retailing: 0.65%
Chef’s Warehouse Incorporated †	55,980	1,066,419

Energy: 7.36%

Energy Equipment & Services: 2.27%
OYO Geospace Corporation †	10,850	1,006,772
Pacific Drilling SA †	102,400	870,400
Superior Energy Services Incorporated †	84,110	1,820,140

		3,697,312

Oil, Gas & Consumable Fuels: 5.09%
Ceres Incorporated †	65,664	692,755
Energy XXI (Bermuda) Limited	56,310	1,748,426
GasLog Limited †	85,260	788,655
Goodrich Petroleum Corporation †	83,000	1,225,910

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corporation †	49,930	$922,706
Midstates Petroleum Company Incorporated †	103,320	1,481,609
Rosetta Resources Incorporated †	37,050	1,433,465

		8,293,526

Financials: 10.69%

Capital Markets: 4.02%
Evercore Partners Incorporated Class A	76,970	1,901,929
LPL Investment Holdings Incorporated	59,950	1,941,181
Medley Capital Corporation	93,720	1,036,543
Stifel Financial Corporation †	52,430	1,666,750

		6,546,403

Commercial Banks: 2.48%
CapitalSource Incorporated	194,060	1,228,400
Signature Bank †	16,640	1,021,862
SVB Financial Group †	29,910	1,784,431

		4,034,693

Consumer Finance: 0.71%
DFC Global Corporation †	70,310	1,158,709

Diversified Financial Services: 2.11%
Encore Capital Group Incorporated †	55,605	1,347,865
New Mountain Finance Corporation	83,265	1,182,363
Walter Investment Management	47,610	901,257

		3,431,485

Insurance: 0.95%
Argo Group International Holdings Limited	55,650	1,557,087

Real Estate Management & Development: 0.42%
Ryland Group Incorporated	30,630	684,887

Health Care: 15.90%

Biotechnology: 1.99%
Alnylam Pharmaceuticals Incorporated †	99,880	1,022,771
Curis Incorporated †	247,670	1,159,096
Seattle Genetics Incorporated †«	54,510	1,061,855

		3,243,722

Health Care Equipment & Supplies: 6.16%
Cerus Corporation †	361,570	1,222,107
DexCom Incorporated †	101,230	1,088,223
Endologix Incorporated †	101,101	1,373,963
HeartWare International Incorporated †	16,290	1,325,517
Novadaq Technologies Incorporated †	105,000	630,000
NxStage Medical Incorporated †	96,100	1,459,759

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	103

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Health Care Equipment & Supplies (continued)
Spectranetics Corporation †	118,090	$1,165,548
STAAR Surgical Company †	107,340	911,317
Tornier NV †	43,350	856,163

		10,032,597

Health Care Providers & Services: 2.92%
Acadia Healthcare Incorporated †	66,910	1,197,689
Capital Senior Living Corporation †	116,180	1,147,858
Catalyst Health Solutions Incorporated †	22,300	1,937,201
Ensign Group Incorporated	18,820	478,028

		4,760,776

Health Care Technology: 3.05%
Medidata Solutions Incorporated †	53,340	1,507,388
Omnicell Incorporated †	151,600	1,984,444
Vocera Communications Incorporated †	61,450	1,484,018

		4,975,850

Life Sciences Tools & Services: 0.84%
ICON plc ADR †	63,870	1,371,289

Pharmaceuticals: 0.94%
Salix Pharmaceuticals Limited †	29,420	1,524,250

Industrials: 18.26%

Aerospace & Defense: 0.78%
Esterline Technologies Corporation †	19,680	1,271,131

Air Freight & Logistics: 1.20%
Hub Group Incorporated Class A †	55,690	1,946,922

Airlines: 0.92%
Spirit Airlines Incorporated †	72,460	1,493,401

Building Products: 1.93%
AO Smith Corporation	39,470	1,821,935
Apogee Enterprises Incorporated	89,020	1,315,716

		3,137,651

Commercial Services & Supplies: 1.71%
ACCO Brands Corporation †	179,850	1,640,232
Copart Incorporated †	42,502	1,152,229

		2,792,461

Construction & Engineering: 0.89%
Shaw Group Incorporated †	57,040	1,448,816

Electrical Equipment: 0.73%
Sensata Technologies Holdings NV †	38,850	1,193,084

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Machinery: 1.53%
Actuant Corporation Class A	53,350	$1,396,170
Colfax Corporation †	38,890	1,101,754

		2,497,924

Professional Services: 1.52%
Insperity Incorporated	74,510	1,870,946
RPX Corporation †	44,860	597,984

		2,468,930

Road & Rail: 3.11%
Genesee & Wyoming Incorporated †	19,830	993,681
Hertz Global Holdings Incorporated †	85,750	1,167,058
Quality Distribution Incorporated †	94,670	1,005,395
Swift Transportation Company †	113,110	1,200,097
Werner Enterprises Incorporated	28,960	704,886

		5,071,117

Trading Companies & Distributors: 3.10%
Beacon Roofing Supply Incorporated †	65,710	1,632,894
Kaman Corporation Class A	29,450	861,413
MRC Global Incorporated †	65,040	1,350,230
MSC Industrial Direct Company	16,890	1,211,182

		5,055,719

Transportation Infrastructure: 0.84%
Wesco Aircraft Holdings Incorporated †	99,190	1,375,765

Information Technology: 25.92%

Communications Equipment: 1.84%
Aruba Networks Incorporated †	44,010	578,291
Procera Networks Incorporated †	48,090	1,005,081
Riverbed Technology Incorporated †	85,890	1,408,596

		2,991,968

Computers & Peripherals: 1.42%
Cray Incorporated †	105,660	1,128,449
Fusion-IO Incoporated †	56,470	1,179,094

		2,307,543

Electronic Equipment, Instruments & Components: 2.62%
Mercury Computer Systems Incorporated †	85,470	1,012,820
OSI Systems Incorporated †	36,710	2,342,832
Rofin-Sinar Technologies Incorporated †	46,360	920,246

		4,275,898

Internet Software & Services: 4.10%
Bankrate Incorporated †	91,440	1,589,227
Move Incorporated †	111,050	918,384

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	105

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Internet Software & Services (continued)
Perficient Incorporated †	103,010	$1,167,103
ValueClick Incorporated †	90,450	1,586,493
Vocus Incorporated †	88,400	1,425,892

		6,687,099

IT Services: 2.42%
Fleetcor Technologies Incorporated †	44,300	1,678,970
Interxion Holding NV †	103,810	1,719,094
ServiceSource International Incorporated †	45,430	545,160

		3,943,224

Semiconductors & Semiconductor Equipment: 3.73%
Cirrus Logic Incorporated †	77,090	2,214,025
Invensense Incorporated †	33,080	328,815
Microsemi Corporation †	82,040	1,448,826
PMC-Sierra Incorporated †	182,130	1,161,989
Silicon Laboratories Incorporated †	27,020	933,001

		6,086,656

Software: 9.79%
Bottomline Technologies Incorporated †	60,760	1,086,389
Broadsoft Incorporated †	27,010	737,643
Cadence Design Systems Incorporated †	180,660	1,842,732
Concur Technologies Incorporated †	18,582	1,149,297
Envivio Incorporated †	98,950	830,191
Parametric Technology Corporation †	96,270	1,944,654
Realpage Incorporated †	65,340	1,166,319
Sourcefire Incorporated †	21,160	1,167,186
SS&C Technologies Holdings †	106,730	2,516,693
Synchronoss Technologies Incorporated †	61,280	1,097,525
Tangoe Incorporated †	67,930	1,311,728
Ultimate Software Group Incorporated †	13,720	1,102,128

		15,952,485

Materials: 3.45%

Chemicals: 2.96%
Calgon Carbon Corporation †	111,300	1,488,081
GSE Holding Incorporated †	69,390	756,351
Methanex Corporation	44,580	1,246,903
Olin Corporation	69,470	1,331,740

		4,823,075

Metals & Mining: 0.49%
Steel Dynamics Incorporated	76,190	803,043

Total Common Stocks (Cost $148,919,020)		158,942,540

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name		Principal	Value

Other: 0.79%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,757,617	$474,556
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)±144A		1,930,464	810,795

Total Other (Cost $444,169)			1,285,351

	Yield	Shares
Short-Term Investments: 2.32%

Investment Companies: 2.32%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	3,215,851	3,215,851
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	565,681	565,681

Total Short-Term Investments (Cost $3,781,532)			3,781,532

Total Investments in Securities
(Cost $153,144,721)*	100.64%	164,009,423
Other Assets and Liabilities, Net	(0.64)	(1,049,962)

Total Net Assets	100.00%	$162,959,461

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $155,673,062 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,742,563
Gross unrealized depreciation	(14,406,202)

Net unrealized appreciation	$8,336,361

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	107

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 96.79%

Consumer Discretionary: 15.77%

Auto Components: 0.96%
Dana Holding Corporation †	143,900	$1,916,748

Automobiles: 1.25%
Thor Industries Incorporated «	80,910	2,487,983

Distributors: 0.89%
Core Mark Holding Company Incorporated	40,580	1,764,824

Hotels, Restaurants & Leisure: 2.46%
Ameristar Casinos Incorporated «	146,820	2,745,534
Ruby Tuesday Incorporated †«	301,260	2,163,047

		4,908,581

Household Durables: 1.07%
American Greetings Corporation Class A «	151,900	2,131,157

Leisure Equipment & Products: 0.69%
Arctic Cat Incorporated †«	38,100	1,377,696

Media: 0.98%
Cinemark Holdings Incorporated «	84,230	1,942,344

Specialty Retail: 5.44%
Aeropostale Incorporated †	168,200	3,111,700
Asbury Automotive Group Incorporated †«	105,060	2,808,254
Bebe Stores Incorporated	236,000	1,505,680
Children’s Place Retail Stores Incorporated †«	29,940	1,376,342
Rent-A-Center Incorporated «	60,380	2,032,995

		10,834,971

Textiles, Apparel & Luxury Goods: 2.03%
G-III Apparel Group Limited †	61,200	1,512,252
Hanesbrands Incorporated †	91,130	2,538,875

		4,051,127

Consumer Staples: 1.55%

Food & Staples Retailing: 0.83%
Roundy’s Parent Company Incorporated †«	154,190	1,663,710

Food Products: 0.72%
Post Holdings Incorporated †	47,610	1,431,633

Energy: 4.94%

Energy Equipment & Services: 2.46%
Helix Energy Solutions Group Incorporated †«	111,950	1,917,704

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Energy Equipment & Services (continued)
Hercules Offshore Incorporated †«	441,330	$1,460,802
Hornbeck Offshore †«	45,840	1,530,598

		4,909,104

Oil, Gas & Consumable Fuels: 2.48%
Berry Petroleum Company Class A «	43,060	1,675,465
Northern Oil & Gas Incorporated †«	85,700	1,536,601
Rex Energy Corporation †	171,700	1,727,302

		4,939,368

Financials: 35.75%

Capital Markets: 1.08%
Stifel Financial Corporation †«	67,370	2,141,692

Commercial Banks: 12.28%
Associated Banc-Corporation «	161,910	2,049,781
City National Corporation «	46,300	2,300,184
FirstMerit Corporation «	134,100	2,132,190
Home Bancshares Incorporated «	81,760	2,299,909
MB Financial Incorporated «	95,530	1,940,214
Pacwest Bancorp «	95,560	2,179,724
SVB Financial Group †	43,930	2,620,864
Umpqua Holdings Corporation «	165,410	2,122,210
Webster Financial Corporation «	103,700	2,101,999
Western Alliance Bancorp †«	277,100	2,416,312
Wintrust Financial Corporation «	67,760	2,304,518

		24,467,905

Diversified Financial Services: 1.62%
Greenhill & Company Incorporated «	50,300	1,753,961
Portfolio Recovery Associates Incorporated †«	21,450	1,482,410

		3,236,371

Insurance: 6.65%
Amtrust Financial Services Incorporated «	82,870	2,382,513
Employers Holdings Incorporated «	160,120	2,706,028
Meadowbrook Insurance Group Incorporated	115,580	1,027,506
Primerica Incorporated	62,900	1,514,003
Selective Insurance Group Incorporated «	112,730	1,905,137
The Navigators Group Incorporated †«	33,520	1,624,044
United Fire Group Incorporated	98,660	2,096,525

		13,255,756

REITs: 11.87%
Associated Estates Realty Corporation	111,870	1,768,665
Campus Crest Communities Incorporated «	191,650	2,065,987
CBL & Associates Properties Incorporated «	126,800	2,213,928
Corporate Office Properties Trust «	88,110	1,939,301

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	109

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

REITs (continued)
Cousins Properties Incorporated	266,249	$1,927,643
DuPont Fabros Technology Incorporated «	79,290	2,021,102
First Potomac Realty Trust «	169,350	2,032,200
LaSalle Hotel Properties «	75,720	2,088,358
Pebblebrook Hotel Trust	93,320	2,048,374
Redwood Trust Incorporated	113,270	1,371,700
Sabra Health Care REIT Incorporated	140,723	2,023,597
Sunstone Hotel Investors Incorporated †	214,300	2,145,143

		23,645,998

Thrifts & Mortgage Finance: 2.25%
BankUnited Incorporated	99,100	2,337,769
Washington Federal Incorporated «	131,310	2,154,797

		4,492,566

Health Care: 5.14%

Health Care Equipment & Supplies: 1.15%
Alere Incorporated †	124,210	2,281,738

Health Care Providers & Services: 2.95%
Ensign Group Incorporated	67,900	1,724,660
Lifepoint Hospitals Incorporated †«	55,980	2,061,184
MModal Incorporated †	166,930	2,098,310

		5,884,154

Health Care Technology: 1.04%
Medassets Incorporated †	182,730	2,068,504

Industrials: 10.55%

Aerospace & Defense: 1.59%
AAR Corporation †«	132,300	1,594,215
Alliant Techsystems Incorporated	32,200	1,576,190

		3,170,405

Air Freight & Logistics: 1.63%
Air Transport Services Group †	252,870	1,282,051
Atlas Air Worldwide Holdings Incorporated †«	43,300	1,966,686

		3,248,737

Construction & Engineering: 1.58%
Great Lakes Dredge & Dock Company «	309,490	2,011,685
Tutor Prini Corporation †	101,230	1,137,825

		3,149,510

Electrical Equipment: 0.67%
GrafTech International Limited †	123,840	1,321,373

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Machinery: 3.72%
Briggs & Stratton Corporation «	115,680	$1,954,992
Douglas Dynamics Incorporated «	115,450	1,475,451
Kadant Incorporated †	44,430	1,008,561
Titan International Incorporated «	69,660	1,560,384
Wabash National Corporation †«	202,370	1,408,495

		7,407,883

Transportation Infrastructure: 1.36%
Alexander & Baldwin Incorporated «	53,200	2,714,264

Information Technology: 13.16%

Communications Equipment: 0.84%
Black Box Corporation	75,170	1,682,305

Computers & Peripherals: 0.71%
Lexmark International Incorporated «	56,580	1,415,066

Electronic Equipment, Instruments & Components: 2.90%
Aeroflex Holding Corporation †«	169,700	1,097,959
Benchmark Electronics Incorporated †	125,730	1,702,384
Multi-Fineline Electronix Incorporated †«	52,980	1,312,315
Synnex Corporation †«	49,960	1,666,166

		5,778,824

Internet Software & Services: 1.45%
EarthLink Incorporated	357,000	2,880,990

IT Services: 2.43%
CACI International Incorporated Class A †«	27,190	1,163,732
CSG Systems International Incorporated †«	109,350	1,804,275
TNS Incorporated †«	104,620	1,870,606

		4,838,613

Semiconductors & Semiconductor Equipment: 4.83%
Fairchild Semiconductor International Incorporated †«	169,570	2,240,020
Integrated Silicon Solution Incorporated †«	176,690	1,653,818
Kulicke & Soffa Industries Incorporated †«	238,240	2,506,285
MagnaChip Semiconductor Corporation †	144,450	1,375,164
Omnivision Technologies Incorporated †«	114,700	1,855,846

		9,631,133

Materials: 6.20%

Chemicals: 3.83%
Cytec Industries Incorporated «	43,630	2,637,870
Ferro Corporation †«	351,640	1,561,282
Kraton Performance Polymers Incorporated †	93,840	1,793,282
Zep Incorporated	116,200	1,629,124

		7,621,558

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	111

SMALL COMPANY VALUE PORTFOLIO

Security Name		Shares	Value

Metals & Mining: 2.37%
A.M. Castle & Company †«		83,090	$911,497
Horsehead Holding Corporation †		190,800	1,690,488
Suncoke Energy Incorporated †«		151,400	2,125,656

			4,727,641

Telecommunication Services: 1.30%

Diversified Telecommunication Services: 1.30%
Iridium Communications Incorporated †«		305,280	2,591,827

Utilities: 2.43%

Electric Utilities: 1.98%
Great Plains Energy Incorporated «		95,900	1,910,328
Portland General Electric Company		80,980	2,036,647

			3,946,975

Independent Power Producers & Energy Traders: 0.45%
Genon Energy Incorporated †		524,353	901,887

Total Common Stocks (Cost $187,953,484)			192,862,921

		Principal
Other: 0.45%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		$1,230,519	332,240
VFNC Corporation, Pass-Through Entity, 0.24% (v)(a)(i)±144A		1,351,530	567,643

Total Other (Cost $310,966)			899,883

	Yield	Shares
Short-Term Investments: 41.51%

Investment Companies: 41.51%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	4,167,616	4,167,616
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	78,551,448	78,551,448

Total Short-Term Investments (Cost $82,719,064)			82,719,064

Total Investments in Securities
(Cost $270,983,514)*	138.75%	276,481,868
Other Assets and Liabilities, Net	(38.75)	(77,219,442)

Total Net Assets	100.00%	$199,262,426

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

†	Non-income earning security.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $277,478,898 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$23,188,892
Gross unrealized depreciation	(24,185,922)

Net unrealized depreciation	$(997,030)

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	113

INFLATION-PROTECTED BOND PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

U.S. Treasury Securities: 98.59%
TIPS	0.13%	04/15/2016	$3,584,516	$3,755,339
TIPS	0.13	01/15/2022	1,692,144	1,803,455
TIPS	0.50	04/15/2015	2,783,198	2,905,397
TIPS	0.63	07/15/2021	3,714,021	4,170,441
TIPS	0.75	02/15/2042	766,280	820,338
TIPS	1.13	01/15/2021	4,162,069	4,835,803
TIPS	1.25	04/15/2014	1,863,878	1,937,704
TIPS	1.25	07/15/2020	3,501,795	4,109,958
TIPS	1.38	07/15/2018	1,946,223	2,245,455
TIPS «	1.38	01/15/2020	2,216,508	2,604,224
TIPS	1.63	01/15/2015	2,101,855	2,249,807
TIPS	1.63	01/15/2018	1,182,276	1,362,942
TIPS	1.75	01/15/2028	1,707,732	2,171,755
TIPS	1.88	07/15/2013	2,790,777	2,881,042
TIPS	1.88	07/15/2015	1,827,528	2,003,284
TIPS	1.88	07/15/2019	1,697,046	2,054,090
TIPS	2.00	01/15/2014	2,836,073	2,967,905
TIPS	2.00	07/15/2014	2,433,320	2,598,139
TIPS	2.00	01/15/2016	2,056,754	2,294,406
TIPS	2.00	01/15/2026	2,235,854	2,894,382
TIPS	2.13	01/15/2019	1,661,004	2,012,930
TIPS	2.13	02/15/2040	1,183,082	1,712,696
TIPS	2.13	02/15/2041	1,989,756	2,896,183
TIPS	2.38	01/15/2017	2,274,440	2,648,478
TIPS	2.38	01/15/2025	3,011,234	4,019,762
TIPS	2.38	01/15/2027	1,796,808	2,446,465
TIPS	2.50	07/15/2016	2,407,472	2,781,571
TIPS	2.50	01/15/2029	1,442,030	2,032,135
TIPS	2.63	07/15/2017	1,316,771	1,576,628
TIPS	3.38	04/15/2032	633,100	1,038,086
TIPS	3.63	04/15/2028	1,800,771	2,820,036
TIPS	3.88	04/15/2029	2,211,154	3,623,359

Total U.S. Treasury Securities (Cost $71,793,509)				82,274,195

Other: 0.92%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)			566,855	153,051
VFNC Corporation, Pass-Through Entity, 0.24% (v)(i)(a)±144A			1,469,439	617,164

Total Other (Cost $240,015)				770,215

	Yield		Shares
Short-Term Investments: 2.24%

Investment Companies: 2.24%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		307,836	307,836
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		1,559,985	1,559,985

Total Short-Term Investments (Cost $1,867,821)				1,867,821

Total Investments in Securities
(Cost $73,901,345)*	101.75%	84,912,231
Other Assets and Liabilities, Net	(1.75)	(1,462,921)

Total Net Assets	100.00%	$83,449,310

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

INFLATION-PROTECTED BOND PORTFOLIO

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $74,256,288 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,010,886
Gross unrealized depreciation	(354,943)

Net unrealized appreciation	$10,655,943

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	115

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 30.30%
FGLMC (a)	3.50%	06/01/2032	$1,450,000	$1,541,205
FGLMC (a)	3.50	06/01/2032	1,450,000	1,525,835
FGLMC (a)	3.50	07/01/2032	1,400,000	1,472,800
FHLMC Multifamily Structured Pass-Through Securities Series K701 ±	3.88	11/25/2017	1,200,000	1,329,607
FHLMC Series 2416 Class PE	6.00	10/15/2021	250,194	252,931
FHLMC Structured Pass-Through Securities Series T-20 Class A6	6.56	09/25/2029	306,968	324,184
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	09/25/2043	1,633,111	1,939,536
FNMA	3.50	03/01/2032	1,408,751	1,493,482
FNMA %%	3.50	06/15/2042	875,000	918,750
FNMA	5.00	09/01/2033	1,036,123	1,124,431
FNMA	5.50	02/01/2036	3,003,050	3,235,536
FNMA %%	5.50	06/01/2041	1,500,000	1,635,000
FNMA Grantor Trust Series 2002-T4 Class A2	7.00	12/25/2041	359,274	407,576
FNMA Grantor Trust Series 2004-T2 Class 1A1	6.00	11/25/2043	1,590,055	1,794,785
FNMA Grantor Trust Series 2004-T3 Class A1	6.00	02/25/2044	2,199,493	2,459,687
FNMA Series 1988-5 Class Z	9.20	03/25/2018	754	758
FNMA Series 2002-90 Class A2	6.50	11/25/2042	687,736	799,600
FNMA Series 2003-86 Class PT	4.50	09/25/2018	990,406	1,069,099
FNMA Series 2003-97 Class CA	5.00	10/25/2018	1,765,117	1,920,054
FNMA Series 2003-W4 Class 3A ±	6.84	10/25/2042	632,404	743,926
FNMA Series 2004-W1 Class 2A2	7.00	12/25/2033	335,054	405,062
FNMA Series 2006-M2 Class A2F ±	5.26	05/25/2020	3,225,000	3,689,729
FNMA Whole Loan Series 2002-W4 Class A4	6.25	05/25/2042	3,117,304	3,563,482
FNMA Whole Loan Series 2004-W11 Class 1A3	7.00	05/25/2044	1,869,488	2,124,198
FNMA Whole Loan Series 2004-W8 Class 3A	7.50	06/25/2044	875,848	1,038,370
GNMA	6.50	10/15/2023	80,713	93,363
GNMA	6.50	11/15/2023	32,231	37,071
GNMA	6.50	11/15/2023	40,805	47,200
GNMA	6.50	12/15/2023	46,646	53,869
GNMA	6.50	01/15/2024	90,009	103,665
GNMA	7.00	08/15/2027	201,553	233,087
SBA Participation Certificates Series 2003-P10A Class 1	4.52	02/10/2013	68,360	69,858
SBA Participation Certificates Series 2006-20B Class 1	5.35	02/01/2026	1,548,138	1,739,522
SBA Participation Certificates Series 2006-20H Class 1	5.70	08/01/2026	757,813	860,896
SBA Participation Certificates Series 2007-20J Class 1	5.57	10/01/2027	1,389,288	1,581,069
U.S. Department of Housing & Urban Development Series 04-A	5.08	08/01/2013	1,300,000	1,372,937

Total Agency Securities (Cost $39,795,824)				43,002,160

Asset-Backed Securities: 4.37%
Countrywide Asset Backed Certificates Series 2007-S2 Class A6 ±	5.78	05/25/2037	915,814	740,556
GMAC Mortgage Corporation Loan Trust Series 2005-HE1 Class A1VN ±	0.46	08/25/2035	248,032	157,326
Green Tree Financial Corporation Series 1997-7 Class A8 ±	6.86	07/15/2029	382,942	399,904
GSAMP Trust Series 2005-SEA1 Class A ±144A	0.58	01/25/2035	167,565	161,944
HFC Home Equity Loan Asset Backed Certificates Series 2005-2 Class A1 ±	0.51	01/20/2035	1,581,653	1,475,824
KeyCorp Student Loan Trust Series 1999-B Class CTFS ±	1.19	11/25/2036	1,800,000	1,419,467
RAAC Series 2007-RP4 Class A ±144A	0.59	11/25/2046	1,681,535	854,408
Wachovia Asset Securitization Incorporated Series 2007-HE2A Class A ±144A	0.37	07/25/2037	1,273,603	993,398

Total Asset-Backed Securities (Cost $8,035,829)				6,202,827

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Corporate Bonds and Notes: 30.75%

Consumer Discretionary: 2.95%

Diversified Consumer Services: 1.63%
Dartmouth College	4.75%	06/01/2019	$600,000	$720,546
Massachusetts Institute of Technology	7.25	11/02/2096	500,000	817,375
Pepperdine University	5.45	08/01/2019	600,000	713,562
Stewart Enterprises Incorporated	6.50	04/15/2019	60,000	61,500

				2,312,983

Media: 1.32%
DIRECTV Holdings LLC	2.40	03/15/2017	400,000	401,215
Lamar Media Corporation	6.63	08/15/2015	545,000	551,813
Pearson Dollar Finance Two plc 144A	6.25	05/06/2018	325,000	388,438
Time Warner Cable Incorporated	6.20	07/01/2013	500,000	527,844

				1,869,310

Consumer Staples: 3.31%

Beverages: 0.28%
Pepsico Incorporated	2.75	03/05/2022	400,000	401,695

Food & Staples Retailing: 0.80%
SABMiller Holdings Incorporated 144A	3.75	01/15/2022	500,000	530,240
Wal-Mart Stores Incorporated	5.80	02/15/2018	500,000	609,527

				1,139,767

Food Products: 1.91%
Cargill Incorporated 144A	4.31	05/14/2021	853,000	946,921
Kellogg Company	4.00	12/15/2020	500,000	542,861
Kraft Foods Incorporated 144A	3.50	06/06/2022	300,000	306,876
McCormick & Company Incorporated	5.75	12/15/2017	750,000	905,999

				2,702,657

Household Products: 0.32%
Procter & Gamble Company	1.45	08/15/2016	450,000	459,939

Energy: 1.86%

Oil, Gas & Consumable Fuels: 1.86%
Apache Corporation	3.25	04/15/2022	250,000	260,708
ConocoPhillips	4.60	01/15/2015	500,000	548,341
Devon Energy Corporation	1.88	05/15/2017	300,000	299,336
EQT Corporation	8.13	06/01/2019	650,000	778,317
Phillips 66 144A	2.95	05/01/2017	390,000	397,635
Total Capital International SA	1.50	02/17/2017	350,000	351,394

				2,635,731

Financials: 14.44%

Capital Markets: 1.14%
Bank of New York Mellon Corporation	2.30	07/28/2016	250,000	258,501
Charles Schwab Corporation	6.38	09/01/2017	500,000	596,132
Goldman Sachs Capital II ±	5.79	06/01/2043	115,000	75,900
Goldman Sachs Group Incorporated	5.75	01/24/2022	200,000	205,342
Morgan Stanley	4.10	01/26/2015	500,000	488,267

				1,624,142

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	117

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Commercial Banks: 4.98%
Branch Banking & Trust Capital Trust IV ±	6.82%	06/12/2057	$500,000	$502,500
Chase Capital VI ±	1.09	08/01/2028	1,000,000	760,042
Colonial Bank NA (s)	6.38	12/01/2015	1,978,000	198
CoreStates Capital Trust II ±144A	1.12	01/15/2027	750,000	597,744
HSBC Capital Funding LP ±144A	4.61	12/31/2049	600,000	552,943
Manufacturers & Traders Trust Company ±	5.59	12/28/2020	758,000	750,104
National Capital Commerce Incorporated ±(i)	1.45	04/01/2027	400,000	275,086
National City Bank ±	0.84	06/07/2017	500,000	465,116
NTC Capital Trust Series A ±	0.99	01/15/2027	450,000	376,518
Regions Financial Corporation	5.75	06/15/2015	760,000	798,000
TCF National Bank ±	2.10	06/15/2014	1,375,000	1,342,316
UBS Preferred Funding Trust V Series 1 ±	6.24	05/29/2049	700,000	642,600

				7,063,167

Diversified Financial Services: 3.32%
ABB Treasury Center USA Incorporated 144A	4.00	06/15/2021	510,000	553,037
Citigroup Incorporated	6.13	11/21/2017	1,185,000	1,282,535
Deutsche Bank Capital Funding Trust VII ±144A	5.63	12/31/2049	500,000	402,500
General Electric Capital Corporation ±	0.85	05/05/2026	1,450,000	1,190,859
Toll Road Investment Partnership II LP 144A¤	0.00	02/15/2015	1,500,000	1,286,781

				4,715,712

Insurance: 2.12%
Aegon NV	4.75	06/01/2013	520,000	536,148
Metropolitan Life Global Funding I 144A	5.13	06/10/2014	475,000	511,334
Minnesota Life Insurance Company 144A	8.25	09/15/2025	650,000	840,526
New York Life Global Funding 144A	5.38	09/15/2013	500,000	528,514
NLV Financial Corporation 144A	7.50	08/15/2033	565,000	586,518

				3,003,040

REITs: 2.88%
Boston Properties LP	3.70	11/15/2018	180,000	188,062
Duke Realty LP	6.75	03/15/2020	750,000	891,052
ERP Operation LP	4.63	12/15/2021	470,000	512,760
Liberty Property LP	6.63	10/01/2017	400,000	464,154
Potlatch Corporation	7.50	11/01/2019	160,000	169,600
Realty Income Corporation	5.50	11/15/2015	500,000	539,791
Simon Property Group LP	2.15	09/15/2017	500,000	498,456
Simon Property Group LP	6.75	05/15/2014	500,000	545,089
UDR Incorporated	4.63	01/10/2022	260,000	277,377

				4,086,341

Health Care: 0.88%

Health Care Providers & Services: 0.45%
Roche Holdings Incorporated 144A	6.00	03/01/2019	500,000	629,077

Pharmaceuticals: 0.43%
Schering-Plough Corporation	6.00	09/15/2017	500,000	614,833

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Industrials: 2.76%

Aerospace & Defense: 0.89%
BAE Systems plc 144A	4.75%	10/11/2021	$470,000	$510,623
Lockheed Martin Corporation	4.25	11/15/2019	500,000	562,348
United Technologies Corporation	3.10	06/01/2022	180,000	187,068

				1,260,039

Commercial Services & Supplies: 1.00%
Ace Hardware Corporation 144A	9.13	06/01/2016	350,000	365,971
Black & Decker «	5.75	11/15/2016	825,000	963,122
Iron Mountain Incorporated	8.75	07/15/2018	85,000	87,763

				1,416,856

Road & Rail: 0.58%
Burlington Northern Santa Fe LLC	5.65	05/01/2017	200,000	234,741
Ryder System Incorporated Series MTN	3.15	03/02/2015	565,000	584,568

				819,309

Transportation Infrastructure: 0.29%
Vessel Management Service	3.43	08/15/2036	416,000	417,718

Information Technology: 0.87%

Electronic Equipment, Instruments & Components: 0.21%
Jabil Circuit Incorporated	8.25	03/15/2018	250,000	290,000

IT Services: 0.47%
Fiserv Incorporated	3.13	10/01/2015	500,000	519,654
SunGard Data Systems Incorporated	4.88	01/15/2014	150,000	153,375

				673,029

Semiconductors & Semiconductor Equipment: 0.19%
Intel Corporation	1.95	10/01/2016	260,000	269,168

Materials: 1.43%

Chemicals: 0.56%
Valspar Corporation	5.10	08/01/2015	750,000	799,571

Metals & Mining: 0.87%
Century Aluminum Company	8.00	05/15/2014	301,750	300,996
International Steel Group	6.50	04/15/2014	100,000	106,724
Rio Tinto Finance USA Limited	3.75	09/20/2021	370,000	395,755
Steel Dynamics Incorporated	6.75	04/01/2015	185,000	187,313
Teck Resources Limited Company	3.00	03/01/2019	240,000	236,244

				1,227,032

Telecommunication Services: 0.23%

Diversified Telecommunication Services: 0.23%
AT&T Incorporated	1.60	02/15/2017	330,000	331,309

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	119

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Utilities: 2.02%

Electric Utilities: 2.02%
Carolina Power & Light Company	2.80%	05/15/2022	$400,000	$408,379
Connecticut Light & Power	5.38	03/01/2017	1,000,000	1,156,149
Great River Energy 144A	5.83	07/01/2017	821,537	879,685
Otter Tail Corporation (i)	9.00	12/15/2016	350,000	378,000
Wisconsin Electric Power Company	2.95	09/15/2021	50,000	52,402
				2,874,615

Total Corporate Bonds and Notes (Cost $43,028,046)				43,637,040

Municipal Obligations: 10.27%

Arizona: 0.68%
Maricopa County AZ Elementary School District #28-Kyrene Elementary (Tax Revenue)	5.38	07/01/2019	800,000	966,912

California: 0.76%
California State Build America Bonds Taxable Various Purpose (GO)	7.50	04/01/2034	850,000	1,079,755

Georgia: 1.26%
Cherokee County GA School System Build America Bonds (Tax Revenue, State Aid Withholding Insured)	5.87	08/01/2028	1,500,000	1,794,870

Illinois: 0.73%
Loyola University Illinois Series C (Education Revenue)	4.80	07/01/2013	1,000,000	1,030,930

Indiana: 0.46%
Indiana State Housing & Community Development Authority Series A-2 (Housing Revenue, GNMA/FNMA Insured)	5.51	01/01/2039	620,000	649,202

Kentucky: 0.37%
Kentucky Housing Corporation Series D (Housing Revenue)	5.75	07/01/2037	430,000	442,805
Kentucky Housing Corporation Series J (Housing Revenue)	5.92	07/01/2034	85,000	85,692

				528,497

Massachusetts: 0.68%
Boston MA Series C (Tax Revenue)	4.40	04/01/2026	400,000	443,484
Massachusetts State Build America Bonds Consolidated Loan Series E (Tax Revenue)	5.46	12/01/2039	400,000	516,468

				959,952

Minnesota: 0.34%
Minnesota State Housing Finance Agency Series H (Housing Revenue)	5.85	07/01/2036	490,000	491,377

Missouri: 0.49%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.34	08/27/2029	690,009	692,328

New Hampshire: 0.60%
New Hampshire HFA SFMR Series D (Housing Revenue)	5.53	07/01/2037	835,000	855,641

New Jersey: 0.93%
Hudson County NJ Improvement Authority Facilities (Lease Revenue, FSA Insured)	7.40	12/01/2025	1,030,000	1,314,671

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

North Carolina: 0.97%
Duke University North Carolina Series A (Education Revenue, GO of University Insured)	5.85%	04/01/2037	$1,000,000	$1,371,320

Ohio: 0.64%
Ohio State HFAR Mortgage Revenue Series O (Housing Revenue, GNMA/FNMA Insured)	5.47	09/01/2025	875,000	913,955

West Virginia: 0.73%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	03/01/2035	1,000,000	1,031,930

Wisconsin: 0.63%
Wisconsin Housing & Economic Development Authority Home Ownership Revenue Series F (Housing Revenue, GO of Authority Insured)	5.73	09/01/2037	885,000	889,452

Total Municipal Obligations (Cost $13,288,807)				14,570,792

Non-Agency Mortgage Backed Securities: 13.67%
Countrywide Alternative Loan Trust Series 2005-27 Class 3A1 ±	1.55	08/25/2035	1,049,543	665,162
Countrywide Home Loans Series 2005-R3 Class AF ±144A	0.64	09/25/2035	1,604,425	1,330,087
Countrywide Home Loans Series 2006-OA5 Class 1A1 ±	0.44	04/25/2046	1,541,346	884,462
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-AR5 Class 10A1 ±	2.72	06/25/2034	1,009,307	962,136
Credit Suisse Mortgage Capital Certification Series 2007-C1 Class AAB	5.34	02/15/2040	1,938,020	2,013,159
Harborview Mortgage Loan Trust Series 2004-11 Class 3A2A ±	0.58	01/19/2035	41,171	27,096
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP7 Class ASB ±	5.87	04/15/2045	1,971,022	2,085,284
LF Rothschild Mortgage Trust Series 2 Class Z	9.95	08/01/2017	15,888	17,314
Merrill Lynch Mortgage Trust Series 2006-C2 Class A2 ±	5.76	08/12/2043	1,478,594	1,543,959
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 ±144A	6.50	10/25/2034	1,586,638	1,558,661
Sequoia Mortgage Trust Series 10 Class 1A ±	1.04	10/20/2027	703,424	646,160
Structured Asset Securities Corporation Series 2007-RM1 Class A1 ±(a)144A	0.52	05/25/2047	2,711,780	1,350,195
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A4 ±	4.85	10/15/2041	1,475,000	1,585,662
Washington Mutual Commercial Mortgage Securities Trust Series 2007-SL3 Class A1 ±144A	5.93	03/23/2045	2,100,615	2,133,657
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6 Class 2A1A ±	0.47	04/25/2045	809,560	645,329
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR3 Class A1A ±	1.15	02/25/2046	1,821,917	1,392,017
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4 Class DA ±	1.12	06/25/2046	1,389,625	552,894

Total Non-Agency Mortgage Backed Securities (Cost $23,291,127)				19,393,234

Term Loans: 0.25%
RMK Acquisition Corporation (Aramark) 1st Lien	0.15	01/27/2014	26,337	26,111
RMK Acquisition Corporation (Aramark) 1st Lien	2.34	01/27/2014	326,927	324,122

Total Term Loans (Cost $353,264)				350,233

U.S. Treasury Securities: 8.03%
TIPS	0.13	01/15/2022	296,885	316,414
TIPS	0.75	02/15/2042	1,497,037	1,602,648
TIPS	1.13	01/15/2021	137,338	159,569

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	121

MANAGED FIXED INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	3.75%	08/15/2041	$975,000	$1,200,621
U.S. Treasury Bond	3.88	08/15/2040	1,375,000	1,728,848
U.S. Treasury Bond	4.25	11/15/2040	2,105,000	2,812,478
U.S. Treasury Bond	4.75	02/15/2041	200,000	288,500
U.S. Treasury Note	2.00	02/15/2022	3,000,000	3,124,218
U.S. Treasury Note	2.13	08/15/2021	150,000	158,672

Total U.S. Treasury Securities (Cost $9,630,141)				11,391,968

Yankee Corporate Bonds and Notes: 1.98%

Energy: 0.85%

Energy Equipment & Services: 0.29%
Ensco plc	4.70	03/15/2021	200,000	217,521
Weatherford International Limited	4.50	04/15/2022	190,000	196,899

				414,420

Oil, Gas & Consumable Fuels: 0.56%
BP Capital Markets plc	3.63	05/08/2014	750,000	785,147

Financials: 0.85%

Commercial Banks: 0.44%
Rabobank Nederland NV ±144A	11.00	12/29/2049	500,000	623,750

Diversified Financial Services: 0.41%
Siemens Financieringsmaatschappij NV 144A	5.75	10/17/2016	500,000	585,530

Health Care: 0.28%

Pharmaceuticals: 0.28%
Glaxosmithkline Capital plc	1.50	05/08/2017	400,000	400,715

Total Yankee Corporate Bonds and Notes (Cost $2,697,035)				2,809,562

Other: 0.26%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			275,989	74,517
VFNC Corporation, Pass-Through Entity, 0.24% ±(a)144A(i)(v)			715,436	300,483

Total Other (Cost $116,858)				375,000

	Yield		Shares
Short-Term Investments: 5.17%

Investment Companies: 5.17%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.10		6,854,184	6,854,184
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		479,392	479,392

Total Short-Term Investments (Cost $7,333,576)				7,333,576

Total Investments in Securities
(Cost $147,570,507)*	105.05%	149,066,392
Other Assets and Liabilities, Net	(5.05)	(7,163,097)

Total Net Assets	100.00%	$141,903,295

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

MANAGED FIXED INCOME PORTFOLIO

±	Variable rate investment

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

%%	Security issued on a when-issued (TBA) basis

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security for which the designation as illiquid is unaudited

¤	Security issued in zero coupon form with no periodic interest payments.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $148,106,435 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$10,478,551
Gross unrealized depreciation	(9,518,594)

Net unrealized appreciation	$959,957

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	123

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Agency Securities: 36.62%
FHLMC	6.00%	07/01/2017	$113,676	$122,894
FHLMC	7.50	07/17/2017	120,890	122,276
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	02/25/2043	588,517	703,407
FHLMC Structured Pass-Through Securities Series T-54 Class 4A ±	3.23	02/25/2043	670,460	669,098
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	03/25/2043	970,017	1,104,449
FHLMC Structured Pass-Through Securities Series T-57 Class 1A2	7.00	07/25/2043	787,197	908,194
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	09/25/2043	959,452	1,139,477
FHLMC Structured Pass-Through Securities Series T-63 Class 1A1 ±	1.36	02/25/2045	594,551	576,849
FNMA ±	1.36	10/01/2034	398,533	402,964
FNMA ±	1.36	04/01/2044	287,783	290,934
FNMA ±	1.36	10/01/2044	390,921	395,402
FNMA ±	1.75	09/01/2033	237,043	241,520
FNMA	1.75	08/10/2012	400,000	401,226
FNMA ±	1.76	04/01/2037	325,079	339,705
FNMA ±	1.78	10/01/2033	612,778	630,137
FNMA ±	2.16	06/01/2033	464,967	489,565
FNMA ±	2.17	12/01/2033	372,198	390,561
FNMA ±	2.21	08/01/2035	488,450	510,611
FNMA ±	2.24	07/01/2035	337,179	355,221
FNMA ±	2.31	06/01/2033	319,611	338,845
FNMA ±	2.37	01/01/2036	324,665	342,712
FNMA ±	2.47	04/01/2034	567,380	587,127
FNMA ±	3.07	07/01/2017	45,381	46,272
FNMA	5.50	02/01/2017	234,296	254,820
FNMA	6.50	12/01/2015	83,757	87,071
FNMA Grantor Trust Series 2002-T12 Class A3	7.50	05/25/2042	202,698	242,251
FNMA Series 2002-90 Class A2	6.50	11/25/2042	210,235	244,431
FNMA Series 2003-W4 Class 3A ±	6.84	10/25/2042	528,409	621,591
FNMA Series 2004-W2 Class 2A2	7.00	02/25/2044	415,461	479,685
FNMA Series 2007-88 Class HC ±	3.30	09/25/2037	514,437	518,772
FNMA Whole Loan Series 2002-W10 Class A6	7.50	08/25/2042	217,508	260,706

Total Agency Securities (Cost $13,077,250)				13,818,773

Asset-Backed Securities: 14.76%
Ally Auto Receivables Trust Series 2011-2 Class A3	1.18	04/15/2015	200,000	200,883
Ally Auto Receivables Trust Series 2011-4 Class A2	0.65	03/17/2014	56,352	56,367
Ally Auto Receivables Trust Series 2011-5 Class A3	0.99	11/15/2015	125,000	125,546
Americredit Automobile Receivables Trust Series 2011-3 Class A2	0.84	11/10/2014	100,373	100,481
Americredit Automobile Receivables Trust Series 2011-4 Class A2	0.92	03/09/2015	88,890	89,035
Americredit Automobile Receivables Trust Series 2011-5 Class A2	1.19	08/08/2015	121,405	121,824
BMW Vehicle Owner Trust Series 2011-A Class A2	0.63	02/25/2014	80,831	80,880
CNH Equipment Trust Series2011-B Class A2	0.71	12/15/2014	162,022	162,039
Ford Credit Auto Lease Trust Series 2011-B Class A2	0.82	01/15/2014	200,000	200,132
Ford Credit Auto Owner Trust Series 2011-B Class A3	0.84	06/15/2015	100,000	100,192
GE Equipment Mid Ticket LLC Series 2011-1 Class A2	0.72	05/22/2014	175,000	175,010
GE Equipment Small Ticket LLC Series 2011-2A Class A2 144A	1.14	06/23/2014	100,000	100,159
GE Equipment Small Ticket LLC Series 2012-A Class A2 144A	0.85	11/21/2014	175,000	175,055
GSAMP Trust Series 2005-SEA2 Class A1 ±	0.59	01/25/2045	543,682	481,779
GSMPS Mortgage Loan Trust Series 2005-RP2 Class 1AF ±144A	0.59	03/25/2035	386,701	316,082
GSMPS Mortgage Loan Trust Series 2005-RP3 Class 1AF ±144A	0.59	09/25/2035	401,354	314,509

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Asset-Backed Securities (continued)
HFC Home Equity Loan Asset Backed Certificates Series 2005-2 Class A1 ±	0.51%	01/20/2035	$557,533	$520,228
Honda Auto Receivables Owner Trust Series 2011-3 Class A2	0.67	04/21/2014	150,000	150,096
Household Home Equity Loan Trust Series 2006-1 Class A1 ±	0.40	01/20/2036	782,212	718,136
Huntington Auto Trust Series 2011-1A Class A3 144A	1.01	01/15/2016	175,000	175,612
Mercedes-Benz Auto Lease Trust Series 2011-B Class A2 144A	0.90	01/15/2014	144,789	145,044
Mercedes-Benz Auto Receivables Series 2011-1 Class A3	0.85	03/16/2015	125,000	125,255
Morgan Stanley Dean Witter & Company Corporation Heloc Trust Series 2003-2 Class A ±	0.76	04/25/2016	42,956	40,991
Santander Drive Auto Receivables Trust Series 2011-2 Class A2	1.04	04/15/2014	122,093	122,183
Santander Drive Auto Receivables Trust Series 2011-3 Class A2	1.11	08/15/2014	85,322	85,479
Santander Drive Auto Receivables Trust Series 2011-4 Class A2	1.37	03/16/2015	187,034	187,770
SBI Heloc Trust Series 2005-HE1 Class 1A ±144A	0.43	11/25/2035	392,258	357,069
US Education Loan Trust LLC Series 2007-1A Class A2 ±144A	0.82	09/01/2019	41,228	41,225
Volkswagen Auto Lease Trust Series 2011-A Class A2	1.00	02/20/2014	100,000	100,124

Total Asset-Backed Securities (Cost $5,921,339)				5,569,185

Corporate Bonds and Notes: 23.53%

Consumer Discretionary: 0.93%

Automobiles: 0.40%
Daimler Finance North America LLC 144A	1.88	09/15/2014	150,000	150,898

Media: 0.53%
Time Warner Cable Incorporated	5.40	07/02/2012	100,000	100,329
Time Warner Cable Incorporated	6.20	07/01/2013	95,000	100,290

				200,619

Consumer Staples: 3.80%

Beverages: 1.79%
Anheuser-Busch Companies Incorporated	4.38	01/15/2013	200,000	204,167
Coca Cola Company	0.75	03/13/2015	100,000	100,197
Coca Cola Enterprises	1.13	11/12/2013	150,000	150,767
Miller Brewing Corporation 144A	5.50	08/15/2013	125,000	131,129
PepsiAmericas Incorporated	4.50	03/15/2013	85,000	87,398

				673,658

Food & Staples Retailing: 0.54%
Sysco Corporation	4.20	02/12/2013	200,000	204,654

Food Products: 1.47%
Campbell Soup Company	5.00	12/03/2012	200,000	204,574
General Mills Incorporated	5.65	09/10/2012	105,000	106,370
Kellogg Company Series B	4.25	03/06/2013	140,000	143,868
Kraft Foods Group Incorporated 144A	1.63	06/04/2015	100,000	101,253

				556,065

Energy: 1.47%

Oil, Gas & Consumable Fuels: 1.47%
Chevron Corporation	3.95	03/03/2014	125,000	132,557
ConocoPhillips Australia	5.50	04/15/2013	125,000	130,090

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	125

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Devon Energy Corporation	5.63%	01/15/2014	$35,000	$37,565
Northern National Gas Company 144A	5.38	10/31/2012	250,000	254,648

				554,860

Financials: 10.05%

Capital Markets: 0.52%
Goldman Sachs Group Incorporated	5.25	04/01/2013	190,000	195,579

Commercial Banks: 3.07%
AMEX Centurion Bank	1.00	09/23/2013	245,000	245,869
Bank of Montreal ±	0.94	04/29/2014	125,000	125,317
Branch Banking & Trust Corporation	3.85	07/27/2012	585,000	587,649
HSBC Bank plc 144A	1.63	08/12/2013	200,000	200,606

				1,159,441

Consumer Finance: 3.37%
BMW Bank of North America	1.00	09/23/2013	245,000	245,869
Caterpillar Financial Services Corporation	2.00	04/05/2013	150,000	151,778
John Deere Capital Corporation	1.88	06/17/2013	300,000	304,287
National Credit Union Administration Guaranteed Notes ±	0.26	06/12/2013	275,000	274,912
Toyota Motor Credit Corporation	1.00	02/17/2015	125,000	125,106
Unilever Capital Corporation	3.65	02/15/2014	160,000	168,587

				1,270,539

Diversified Financial Services: 2.66%
American Express	5.88	05/02/2013	125,000	130,508
Bank of America Corporation	4.90	05/01/2013	175,000	179,208
Citigroup Incorporated	6.50	08/19/2013	150,000	157,467
JPMorgan Chase & Company	4.75	05/01/2013	175,000	180,522
New York Life Global Funding 144A	4.65	05/09/2013	120,000	124,083
Pacific Life Global Funding 144A	5.15	04/15/2013	100,000	103,378
WMC Finance USA Limited	5.13	05/15/2013	125,000	130,376

				1,005,542

REITs: 0.43%
ERP Operating LP	5.25	09/15/2014	150,000	161,264

Health Care: 0.19%

Pharmaceuticals: 0.19%
Sanofi-Aventis US LLC	1.20	09/30/2014	70,000	70,762

Industrials: 1.80%

Aerospace & Defense: 0.05%
United Technologies Corporation	1.20	06/01/2015	20,000	20,207

Building Products: 0.28%
Ingersoll-Rand Global Holding Company Limited	6.00	08/15/2013	100,000	105,900

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Electrical Equipment: 0.42%
General Electric Company	5.00%	02/01/2013	$155,000	$159,451

Industrial Conglomerates: 0.62%
University of Notre Dame	4.14	09/01/2013	225,000	232,769

Road & Rail: 0.43%
Union Pacific Corporation	5.38	05/01/2014	150,000	162,456

Information Technology: 0.62%

Computers & Peripherals: 0.62%
Hewlett-Packard Company	2.95	08/15/2012	235,000	235,744

Materials: 1.11%

Chemicals: 0.35%
E.I. du Pont de Nemours & Company	5.00	07/15/2013	125,000	131,029

Metals & Mining: 0.76%
Alcan Incorporated	5.20	01/15/2014	125,000	132,816
Nucor Corporation	5.00	12/01/2012	150,000	153,072

				285,888

Telecommunication Services: 0.55%

Diversified Telecommunication Services: 0.55%
Verizon Communications Incorporated	5.25	04/15/2013	200,000	207,873

Utilities: 3.01%

Electric Utilities: 1.66%
CenterPoint Energy Houston Electric LLC Series U	7.00	03/01/2014	150,000	165,154
Monongahela Power Company 144A	7.95	12/15/2013	85,000	93,501
Public Service Electric & Gas Company	5.38	09/01/2013	200,000	211,086
Union Electric Company	4.65	10/01/2013	150,000	156,329

				626,070

Gas Utilities: 1.35%
Atmos Energy Corporation	4.95	10/15/2014	125,000	135,524
Duke Energy Corporation	5.63	11/30/2012	165,000	168,993
Public Service Company of Colorado	7.88	10/01/2012	75,000	76,772
Southern California Gas Company	4.80	10/01/2012	125,000	126,731

				508,020

Total Corporate Bonds and Notes (Cost $8,867,185)				8,879,288

Loan Participation: 1.12%
United States Department of Agriculture Loan (a)	0.98	06/25/2016	302,865	299,200
United States Department of Agriculture Loan (a)	5.37	09/08/2019	127,057	124,389

Total Loan Participation (Cost $428,024)				423,589

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	127

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

Municipal Obligations: 3.87%

Arkansas: 0.33%
Arkansas State (GO)	1.50%	07/01/2013	$125,000	$126,199

California: 0.13%
University of California Revenues ( Education Revenue)	0.89	07/01/2013	50,000	50,176

Illinois: 0.55%
Cook County Ill School District (Education Revenue) §	4.75	05/01/2014	100,000	102,715
Illinois State (GO)	4.07	01/01/2014	100,000	103,480

				206,195

Maine: 0.33%
Maine State (GO)	5.60	06/15/2012	125,000	125,263

Maryland: 0.40%
Frederick MD Series A (GO)	2.00	12/01/2012	150,000	151,025

Oregon: 0.32%
Oregon State University System Project Series F (Education Revenue)	0.58	08/01/2012	120,000	120,061

Texas: 1.47%
Brazos TX Higher Education Authority Incorporated Series 2011-2 Class A1 (Education Revenue) ±	1.02	01/27/2020	82,245	82,075
Brazos TX Higher Education Authority Incorporated Series 2005-1 (Education Revenue) ±§	0.44	12/26/2018	211,600	210,817
El Paso TX (GO)	5.72	08/15/2013	150,000	158,835
Galveston County TX Build America Bond (GO)	3.01	02/01/2014	100,000	103,572

				555,299

Wisconsin: 0.34%
Outagamie County WI Build America Bond (GO)	2.50	04/01/2013	125,000	126,919

Total Municipal Obligations (Cost $1,459,683)				1,461,137

Non-Agency Mortgage Backed Securities: 10.90%
Bank of America Commercial Mortgage Incorporated Series 2005-1 Class A3	4.88	11/10/2042	134,844	134,737
Bear Stearns Commercial Mortgage Securities Series 2005-PWR9 Class A2	4.74	09/11/2042	487,079	494,282
Countrywide Home Loans Series 2004-R1 Class 1AF ±144A	0.64	11/25/2034	327,155	271,470
FDIC Structured Sale Guaranteed Notes Series 2010-L1 Class A2 144A¤	0.00	10/25/2012	940,000	938,994
GE Capital Commercial Mortgage Corporation Series 2005-C3 Class A4 ±	5.05	07/10/2045	334,039	333,880
GSMPS Mortgage Loan Trust Series 2004-4 Class 1AF ±144A	0.64	06/25/2034	333,514	284,275
JPMorgan Chase Commercial Mortgage Series 2010 C2 Class A1 144A	2.75	11/15/2043	159,290	164,331
Morgan Stanley Dean Witter Credit Corporation Heloc Trust Series 2003-1 Class A ±	0.78	11/25/2015	82,197	79,727
Structured Asset Securities Corporation Series 2004-NP2 Class A ±144A	0.59	06/25/2034	348,225	298,136
Structured Asset Securities Corporation Series 2005-GEL4 Class A ±	0.59	08/25/2035	15,778	15,742
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10/25/2036	268,083	257,293
Structured Asset Securities Corporation Series 2006-RM1 Class A1 ±144A(a)	0.49	08/25/2046	353,690	176,032
Structured Asset Securities Corporation Series 2007-RM1 Class A1 ±144A(a)	0.52	05/25/2047	910,383	453,280
Washington Mutual Mortgage Pass-Through Certificates Series 2005-AR6 Class 2A1A ±	0.47	04/25/2045	266,345	212,313

Total Non-Agency Mortgage Backed Securities (Cost $4,954,406)				4,114,492

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Allocation Funds	Portfolio of Investments—May 31, 2012

STABLE INCOME PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

U.S. Treasury Securities: 0.20%
U.S. Treasury Bond	0.75%	03/31/2013	$75,000	$75,349

Total U.S. Treasury Securities (Cost $74,989)				75,349

Yankee Corporate Bonds and Notes: 2.40%

Consumer Discretionary: 0.49%

Media: 0.49%
Thomson Reuters Corporation	5.95	07/15/2013	175,000	184,213

Energy: 0.49%

Oil, Gas & Consumable Fuels: 0.49%
Shell International Finance BV	4.00	03/21/2014	175,000	185,810

Financials: 0.74%

Commercial Banks: 0.33%
Bank of Nova Scotia 144A	1.45	07/26/2014	125,000	126,411

Diversified Financial Services: 0.41%
Diageo Capital plc	5.20	01/30/2013	150,000	154,428

Health Care: 0.68%

Health Care Equipment & Supplies: 0.68%
Covidien International Finance SA	1.88	06/15/2013	250,000	254,575

Total Yankee Corporate Bonds and Notes (Cost $901,259)				905,437

Other: 0.44%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)			123,322	33,297
VFNC Corporation, Pass-Through Entity, 0.24% ±144A(a)(i)(v)			319,683	134,267

Total Other (Cost $52,216)				167,564

	Yield		Shares
Short-Term Investments: 8.04%

Investment Companies: 8.04%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10		2,372,902	2,372,902
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		661,784	661,784

Total Short-Term Investments (Cost $3,034,686)				3,034,686

Total Investments in Securities
(Cost $38,771,037) *	101.88%	38,449,500
Other Assets and Liabilities, Net	(1.88)	(708,861)

Total Net Assets	100.00%	$37,740,639

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	129

STABLE INCOME PORTFOLIO

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

§	These securities are subject to a demand feature which reduces the effective maturity.

¤	Security issued in zero coupon form with no periodic interest payments.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $38,971,766 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$943,328
Gross unrealized depreciation	(1,465,594)

Net unrealized depreciation	$(522,266)

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/totalreturnbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Agency Securities : 40.58%
FHLMC %%	3.00%	07/15/2026	$27,200,000	$28,313,500	0.74%
FHLMC (a)	4.00	06/01/2042	50,575,000	54,044,116	1.42
FHLMC	4.50	12/01/2040	15,144,537	16,605,986	0.44
FHLMC (a)	4.50	06/01/2042	40,240,000	44,043,927	1.16
FHLMC (a)	4.50	06/15/2042	18,884,000	20,669,123	0.54
FHLMC (a)	4.50	06/15/2042	20,794,000	22,759,678	0.60
FHLMC	5.00	08/01/2039	29,838,331	33,132,669	0.87
FHLMC	5.00	08/01/2041	27,345,120	29,637,837	0.78
FHLMC	5.50	12/15/2039	23,566,804	25,782,046	0.68
FHLMC ±	5.66	11/01/2039	22,058,699	23,916,007	0.63
FHLMC	6.00	12/01/2035	14,137,868	15,910,256	0.42
FHLMC	0.95-7.50	08/01/2017-03/25/2044	258,029,456	282,575,678	7.41
FNMA %%	2.50	04/25/2027	81,400,000	83,536,746	2.19
FNMA %%	3.00	12/25/2026	32,400,000	33,787,125	0.89
FNMA %%	4.50	06/25/2039	45,200,000	48,491,125	1.27
FNMA	4.50	08/01/2041	14,594,075	16,062,877	0.42
FNMA %%	5.00	06/01/2041	16,600,000	17,979,875	0.47
FNMA	5.00	07/01/2041	44,369,325	49,537,428	1.30
FNMA %%	5.50	04/25/2035	17,400,000	18,949,688	0.50
FNMA	6.00	03/01/2034	50,353,202	56,820,286	1.49
FNMA	6.00	04/01/2035	23,002,618	26,218,657	0.69
FNMA	6.00	09/01/2036	21,296,991	24,017,237	0.63
FNMA	6.00	07/01/2037	14,484,287	16,330,927	0.43
FNMA ±	4.33	03/25/2020	20,018,000	22,656,753	0.59
FNMA	4.00	06/25/2041	43,009,343	45,543,870	1.19
FNMA	0.00-7.50	08/01/2012-03/25/2049	364,761,778	400,900,073	10.49
GNMA ##	6.00	01/15/2040	18,627,602	20,939,317	0.55
GNMA	3.00-11.50	05/15/2013-02/20/2042	64,048,306	68,547,757	1.79

Total Agency Securities (Cost $1,519,593,017)				1,547,710,564	40.58

Asset-Backed Securities : 10.90%
Ally Master Owner Trust Series 2012-1 Class A1 ±	1.04	02/15/2017	19,261,000	19,365,890	0.51
Citibank Omni Master Trust Series 2009-A14 Class A14 ± 144A	2.99	08/15/2018	15,587,000	16,397,476	0.43
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.55	10/26/2026	17,790,000	17,675,941	0.46
Nelnet Student Loan Trust Series 2007-2A Class A3l ± 144A	0.82	03/25/2026	21,827,000	21,128,728	0.55
SLM Student Loan Trust Series 2012-2 Class A ±	1.17	01/25/2029	19,078,064	19,120,995	0.50
Other securities				322,099,244	8.45

Total Asset-Backed Securities (Cost $413,962,301)				415,788,274	10.90

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	131

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

Corporate Bonds and Notes : 15.78%

Consumer Discretionary : 1.48%

Automobiles : 0.48%
Other securities				$18,402,742	0.48%

Diversified Consumer Services : 0.09%
Other securities				3,297,239	0.09

Hotels, Restaurants & Leisure : 0.20%
Other securities				7,729,719	0.20

Media : 0.60%
Other securities				22,805,933	0.60

Specialty Retail : 0.11%
Other securities				4,291,071	0.11

Consumer Staples : 0.88%

Beverages : 0.32%
Other securities				12,085,649	0.32

Food & Staples Retailing : 0.10%
Other securities				3,755,180	0.10

Food Products : 0.46%
Other securities				17,710,810	0.46

Energy : 1.58%

Oil, Gas & Consumable Fuels : 1.58%
Other securities				60,234,276	1.58

Financials : 7.29%

Capital Markets : 1.08%
Other securities				41,092,812	1.08

Commercial Banks : 0.55%
Other securities				20,853,580	0.55

Consumer Finance : 0.50%
Other securities				19,087,993	0.50

	Interest Rate	Maturity Date	Principal

Diversified Financial Services : 3.30%
Murray Street Investment Trust I	4.65%	03/09/2017	$16,480,000	16,345,606	0.43
Other securities				109,614,163	2.87

				125,959,769	3.30

Insurance : 0.84%
Other securities				32,147,631	0.84

REITs : 1.02%
Other securities				38,770,994	1.02

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

Security Name	Value	Percent of Net Assets

Health Care : 1.57%

Biotechnology : 0.32%
Other securities	$12,264,554	0.32%

Health Care Equipment & Supplies : 0.18%
Other securities	6,677,927	0.18

Health Care Providers & Services : 0.98%
Other securities	37,487,733	0.98

Life Sciences Tools & Services : 0.09%
Other securities	3,426,433	0.09

Industrials : 0.24%

Aerospace & Defense : 0.24%
Other securities	9,221,298	0.24

Information Technology : 0.06%

Computers & Peripherals : 0.06%
Other securities	2,453,257	0.06

Materials : 0.13%

Chemicals : 0.13%
Other securities	4,875,159	0.13

Telecommunication Services : 0.92%

Diversified Telecommunication Services : 0.58%
Other securities	22,090,525	0.58

Wireless Telecommunication Services : 0.34%
Other securities	12,818,532	0.34

Utilities : 1.63%

Electric Utilities : 1.10%
Other securities	41,915,211	1.10

Multi-Utilities : 0.53%
Other securities	20,243,964	0.53

Total Corporate Bonds and Notes (Cost $581,511,791)	601,699,991	15.78

Municipal Obligations : 1.09%

California : 0.38%
Other securities	14,313,012	0.38

Illinois : 0.19%
Other securities	7,184,697	0.19

Nevada : 0.14%
Other securities	5,232,876	0.14

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	133

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

New Jersey : 0.18%
Other securities				$6,916,666	0.18%

Ohio : 0.04%
Other securities				1,679,826	0.04

Texas : 0.16%
Other securities				6,127,351	0.16

Total Municipal Obligations (Cost $32,559,497)				41,454,428	1.09

Non-Agency Mortgage Backed Securities : 6.01%
Other securities				229,279,115	6.01

Total Non-Agency Mortgage Backed Securities (Cost $226,113,653)				229,279,115	6.01

	Interest Rate	Maturity Date	Principal
U.S. Treasury Securities : 26.57%
U.S. Treasury Bond	3.13%	11/15/2041	$24,324,000	26,710,793	0.70
U.S. Treasury Bond ##	3.75	08/15/2041	14,583,000	17,957,594	0.47
U.S. Treasury Bond ##	4.38	05/15/2041	14,310,000	19,515,263	0.51
U.S. Treasury Bond ##	4.50	02/15/2036	22,507,000	30,824,034	0.81
U.S. Treasury Note	0.25	05/31/2014	17,680,000	17,674,484	0.46
U.S. Treasury Note	0.25	05/15/2015	125,567,000	125,203,986	3.28
U.S. Treasury Note	0.38	04/15/2015	195,711,000	195,879,116	5.14
U.S. Treasury Note	0.63	05/31/2017	42,359,000	42,282,881	1.11
U.S. Treasury Note	0.88	04/30/2017	68,233,000	68,984,655	1.81
U.S. Treasury Note ##	1.50	06/30/2016	44,440,000	46,155,117	1.21
U.S. Treasury Note	1.75	07/31/2015	25,195,000	26,259,892	0.69
U.S. Treasury Note	1.75	05/15/2022	47,028,000	47,806,878	1.25
U.S. Treasury Note	2.00	11/15/2021	19,892,000	20,763,827	0.55
U.S. Treasury Note	2.00	02/15/2022	39,237,000	40,861,647	1.07
U.S. Treasury Note	2.13	11/30/2014	29,470,000	30,784,627	0.81
U.S. Treasury Note	2.38	02/28/2015	50,372,000	53,142,460	1.39
U.S. Treasury Note	2.63	08/15/2020	61,036,000	67,611,652	1.77
U.S. Treasury Note	3.00	09/30/2016	83,341,000	91,916,039	2.41
Other securities				43,038,846	1.13

Total U.S. Treasury Securities (Cost $988,421,027)				1,013,373,791	26.57

Yankee Corporate Bonds and Notes : 5.96%

Consumer Discretionary : 0.10%

Media : 0.10%
Other securities				3,800,842	0.10

Consumer Staples : 0.68%

Beverages : 0.34%
Other securities				12,895,136	0.34

Tobacco : 0.34%
Other securities				12,972,929	0.34

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Allocation Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

Energy : 1.35%

Oil, Gas & Consumable Fuels : 1.35%
Other securities				$51,460,900	1.35%

Financials : 2.33%

Commercial Banks : 2.00%
Other securities				76,375,360	2.00

Real Estate Management & Development : 0.06%
Other securities				2,130,848	0.06

Thrifts & Mortgage Finance : 0.27%
Other securities				10,222,772	0.27

Health Care : 0.27%

Pharmaceuticals : 0.27%
Other securities				10,258,391	0.27

Industrials : 0.05%

Industrial Conglomerates : 0.05%
Other securities				2,107,383	0.05

Materials : 0.51%

Metals & Mining : 0.51%
Other securities				19,431,296	0.51

Telecommunication Services : 0.51%

Diversified Telecommunication Services : 0.35%
Other securities				13,412,043	0.35

Wireless Telecommunication Services : 0.16%
Other securities				5,984,077	0.16

Utilities : 0.16%

Electric Utilities : 0.16%
Other securities				6,087,796	0.16

Total Yankee Corporate Bonds and Notes (Cost $223,480,060)				227,139,773	5.96

	Interest Rate	Maturity Date	Principal

Yankee Government Bonds : 1.18%
Province of Ontario	0.95%	05/26/2015	$15,675,000	15,710,817	0.41
Other securities				29,112,288	0.77

Total Yankee Government Bonds (Cost $44,839,082)				44,823,105	1.18

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Allocation Funds	135

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

Other : 0.13%
Other securities				$4,829,044	0.13%

Total Other (Cost $1,504,832)				4,829,044	0.13

	Yield		Shares

Short-Term Investments : 5.96%

Investment Companies : 5.96%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.10%		210,376,595	210,376,595	5.52
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		17,028,359	17,028,359	0.44

Total Short-Term Investments (Cost $227,404,954)				227,404,954	5.96

Total Investments in Securities (Cost $4,259,390,214) *				4,353,503,039	114.16
Other Assets and Liabilities, Net				(539,966,895)	(14.16)

Total Net Assets				$3,813,536,144	100.00%

	Interest Rate	Maturity Date	Principal

Schedule of TBA Sale Commitments : (1.96%)
FHLMC %%	4.00%	05/15/2040	$(6,800,000)	$(7,216,500)	(0.19)%
FNMA %%	4.50	06/25/2039	(50,000,000)	(53,640,625)	(1.41)
FNMA %%	5.00	06/01/2041	(12,700,000)	(13,755,688)	(0.36)

Total Schedule of TBA Sale Commitments (Proceeds Received $(74,319,453))				$(74,612,813)	(1.96)%

%%	Security issued on a when-issued (TBA) basis

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

##	All or a portion of this security has been segregated for when-issued securities.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $4,263,706,250 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$99,373,107
Gross unrealized depreciation	(9,576,318)

Net unrealized appreciation	$89,796,789

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Allocation Funds	Statements of Assets and Liabilities—May 31, 2012

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$319,942,083	$149,465,043
In affiliated securities, at value (see cost below)	58,318,876	14,785,268

Total investments, at value (see cost below)	378,260,959	164,250,311
Segregated cash	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	848,948	4,463,991
Receivable for dividends and interest	642,428	136,108
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	4,525	2,727
Prepaid expenses and other assets	4,883	3,723

Total assets	379,761,743	168,856,860

Liabilities
Payable for investments purchased	0	959,061
Payable upon receipt of securities loaned	54,622,475	9,675,895
Payable for daily variation margin on open futures contracts	0	0
Advisory fee payable	178,669	14,516
Custodian and accounting fees payable	7,079	8,150
Accrued expenses and other liabilities	30,404	40,957

Total liabilities	54,838,627	10,698,579

Total net assets	$324,923,116	$158,158,281

Investments in unaffiliated securities, at cost	$284,054,919	$131,800,943

Investments in affiliated securities, at cost	$58,318,876	$14,785,268

Total investments, at cost	$342,373,795	$146,586,211

Securities on loan, at value	$53,121,159	$9,392,986

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Allocation Funds	137

Emerging Growth Portfolio	Equity Value Portfolio	Index Portfolio	International Equity Portfolio	International Growth Portfolio	International Index Portfolio

$980,556,827	$981,131,560	$2,307,446,017	$20,784,268	$103,070,108	$22,588,731
330,508,225	128,708,866	256,057,432	2,322,692	5,837,572	1,099,210

1,311,065,052	1,109,840,426	2,563,503,449	23,106,960	108,907,680	23,687,941
0	0	0	0	0	121,044
0	0	0	192,313	43,262	156,334
5,405,668	26,261,823	0	525,101	416,753	192,445
5,389	2,265,240	6,062,695	91,381	335,715	152,901
0	0	0	0	0	3,150
94,451	13,334	24,988	15,149	72,860	12,254
11,666	8,829	21,292	2,000	844	1,511

1,316,582,226	1,138,389,652	2,569,612,424	23,932,904	109,777,114	24,327,580

3,281,766	25,842,447	0	168,474	824,147	302,449
313,660,290	117,527,025	185,886,404	654,200	295,680	578,083
0	0	2,135	0	0	0
686,120	561,438	143,488	2,795	79,071	6,107
31,668	12,114	46,220	6,143	25,032	144,220
30,276	213,384	35,449	35,087	31,717	30,287

317,690,120	144,156,408	186,113,696	866,699	1,255,647	1,061,146

$998,892,106	$994,233,244	$2,383,498,728	$23,066,205	$108,521,467	$23,266,434

$928,770,873	$930,255,896	$1,935,651,440	$24,503,946	$102,555,325	$24,194,949

$330,508,225	$128,708,866	$262,160,939	$2,322,692	$5,837,572	$1,099,210

$1,259,279,098	$1,058,964,762	$2,197,812,379	$26,826,638	$108,392,897	$25,294,159

$303,541,091	$114,307,755	$180,709,074	$627,490	$283,753	$547,935

$0	$0	$0	$196,635	$43,256	$160,769

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Advantage Allocation Funds	Statement of Assets and Liabilities—May 31, 2012

	International Value Portfolio	Large Company Value Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$277,266,972	$50,458,710
In affiliated securities, at value (see cost below)	18,712,538	4,415,382

Total investments, at value (see cost below)	295,979,510	54,874,092
Foreign currency, at value (see cost below)	5,555,224	0
Receivable for investments sold	10	564,288
Receivable for dividends and interest	2,960,019	128,599
Receivable for securities lending income	232,796	105
Prepaid expenses and other assets	3,517	2,027

Total assets	304,731,076	55,569,111

Liabilities
Payable for investments purchased	0	369,002
Payable upon receipt of securities loaned	15,127,261	2,264,875
Advisory fee payable	217,769	13,739
Professional fees payable	27,556	25,853
Accrued expenses and other liabilities	67,110	15,493

Total liabilities	15,439,696	2,688,962

Total net assets	$289,291,380	$52,880,149

Investments in unaffiliated securities, at cost	$367,272,028	$46,633,562

Investments in affiliated securities, at cost	$18,712,538	$4,415,382

Total investments, at cost	$385,984,566	$51,048,944

Securities on loan, at value	$14,435,949	$2,204,965

Foreign currency, at cost	$5,889,061	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Allocation Funds	139

Small Cap Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$45,570,531	$160,227,891	$193,762,804
2,679,065	3,781,532	82,719,064

48,249,596	164,009,423	276,481,868
0	0	0
246,311	1,659,729	1,809,822
18,657	99,016	216,472
0	1,658	7,972
3,758	6,298	7,434

48,518,322	165,776,124	278,523,568

343,957	1,666,865	232,260
0	1,009,850	78,862,414
30,134	100,382	132,983
22,285	25,220	20,861
14,138	14,346	12,624

410,514	2,816,663	79,261,142

$48,107,808	$162,959,461	$199,262,426

$42,097,742	$149,363,189	$188,264,450

$2,679,065	$3,781,532	$82,719,064

$44,776,807	$153,144,721	$270,983,514

$0	$980,632	$76,625,947

$0	$0	$0

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Advantage Allocation Funds	Statements of Assets and Liabilities—May 31, 2012

	Inflation-Protected Bond Portfolio	Managed Fixed Income Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$83,044,410	$141,732,816
In affiliated securities, at value (see cost below)	1,867,821	7,333,576

Total investments, at value (see cost below)	84,912,231	149,066,392
Segregated cash	0	0
Receivable for investments sold	0	27,776,540
Principal paydown receivable	0	0
Receivable for interest	390,347	1,105,129
Receivable for securities lending income	139	0
Premiums paid on credit default swap transactions	0	0
Unrealized gains on credit default swap transactions	0	0
Prepaid expenses and other assets	3,449	0

Total assets	85,306,166	177,948,061

Liabilities
Payable for investments purchased	0	35,356,219
Unrealized losses on credit default swap transactions	0	0
Premiums received on credit default swap transactions	0	0
Payable upon receipt of securities loaned	1,800,000	596,250
Payable for daily variation margin on open futures contracts	0	0
Payable for interest on TBA sale commitments	0	0
TBA sale commitments, at value (see proceeds received below)	0	0
Due to custodian bank	0	0
Advisory fee payable	24,489	39,795
Accrued expenses and other liabilities	32,367	52,502

Total liabilities	1,856,856	36,044,766

Total net assets	$83,449,310	$141,903,295

Investments in unaffiliated securities, at cost	$72,033,524	$140,236,931

Investments in affiliated securities, at cost	$1,867,821	$7,333,576

Total investments, at cost	$73,901,345	$147,570,507

Securities on loan, at value	$1,769,105	$584,802

Proceeds received on TBA sale commitments	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Allocation Funds	141

Stable Income Portfolio	Total Return Bond Portfolio

$35,414,814	$4,126,098,085
3,034,686	227,404,954

38,449,500	4,353,503,039
13,000	0
700,000	779,904,531
0	772,686
159,064	19,764,648
16	1,492
0	782,236
0	133,484
3,246	3,847

39,324,826	5,154,865,963

119,730	1,246,330,700
0	242,236
0	263,119
714,000	18,533,191
705	0
0	105,233
0	74,612,813
700,000	0
6,936	1,069,320
42,816	173,207

1,584,187	1,341,329,819

$37,740,639	$3,813,536,144

$35,736,351	$4,031,985,260

$3,034,686	$227,404,954

$38,771,037	$4,259,390,214

$700,000	$18,205,715

$0	$74,319,453

The accompanying notes are an integral part of these financial statements.

142	Wells Fargo Advantage Allocation Funds	Statements of Operations—Year Ended May 31, 2012

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$8,932,917	$1,465,219
Securities lending income, net	90,799	49,503
Income from affiliated securities	5,248	2,876
Interest	0	0

Total investment income	9,028,964	1,517,598

Expenses
Advisory fee	2,363,406	1,140,982
Custody and accounting fees	27,552	32,583
Professional fees	28,801	27,404
Shareholder report expenses	8,905	18,276
Trustees’ fees and expenses	19,436	21,634
Other fees and expenses	7,146	1,678

Total expenses	2,455,246	1,242,557
Less: Fee waivers and/or expense reimbursements	0	(150,549)

Net expenses	2,455,246	1,092,008

Net investment income (loss)	6,573,718	425,590

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	15,269,192	5,356,234
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net realized gains (losses) on investments	15,269,192	5,356,234

Net change in unrealized gains (losses) on:
Unaffiliated securities	(40,212,230)	(3,329,475)
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net change in unrealized gains (losses) on investments	(40,212,230)	(3,329,475)

Net realized and unrealized gains (losses) on investments	(24,943,038)	2,026,759

Net increase (decrease) in net assets resulting from operations	$(18,369,320)	$2,452,349

* Net of foreign dividend withholding taxes of	$12,137	$604

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Allocation Funds	143

Emerging Growth Portfolio	Equity Value Portfolio	Index Portfolio	International Equity Portfolio	International Growth Portfolio	International Index Portfolio

$713,444	$19,626,989	$51,430,351	$731,122	$3,196,023	$1,055,974
1,124,805	116,311	389,869	43,761	142,504	25,133
17,679	11,991	753,418	1,653	4,494	265
0	0	1,149	0	0	0

1,855,928	19,755,291	52,574,787	776,536	3,343,021	1,081,372

6,215,292	5,657,653	2,050,533	219,906	967,381	90,460
70,705	57,499	174,027	28,204	73,000	73,152
30,184	10,358	56,748	39,715	35,050	34,029
5,640	4,011	12,034	5,147	1,233	1,301
12,001	10,607	10,607	11,963	10,607	13,803
2,545	3,810	25,137	20,229	18,019	1,223

6,336,367	5,743,938	2,329,086	325,164	1,105,290	213,968
0	0	0	(12,768)	(84,000)	(117,981)

6,336,367	5,743,938	2,329,086	312,396	1,021,290	95,987

(4,480,439)	14,011,353	50,245,701	464,140	2,321,731	985,385

45,606,364	23,330,597	42,863,324	906,764	5,754,758	(699,535)
0	0	(1,270,513)	0	0	0
0	0	2,731,595	0	0	(22,966)
0	0	0	(177)	0	0

45,606,364	23,330,597	44,324,406	906,587	5,754,758	(722,501)

106,939,881	(18,260,356)	(111,308,750)	(7,765,105)	(18,816,975)	(6,035,322)
0	0	5,120,896	0	0	0
0	0	(2,928,696)	0	0	(115,719)
0	0	0	(24,718)	0	0

106,939,881	(18,260,356)	(109,116,550)	(7,789,823)	(18,816,975)	(6,151,041)

152,546,245	5,070,241	(64,792,144)	(6,883,236)	(13,062,217)	(6,873,542)

$148,065,806	$19,081,594	$(14,546,443)	$(6,419,096)	$(10,740,486)	$(5,888,157)

$24,001	$84,995	$2,635	$90,712	$364,933	$97,529

The accompanying notes are an integral part of these financial statements.

144	Wells Fargo Advantage Allocation Funds	Statements of Operations—Year Ended May 31, 2012

	International Value Portfolio	Large Company Value Portfolio

Investment income
Dividends*	$12,756,195	$1,392,361
Securities lending income, net	606,899	10,838
Income from affiliated securities	4,445	1,147
Interest	14,615	1,174

Total investment income	13,382,154	1,405,520

Expenses
Advisory fee	2,650,882	379,382
Custody and accounting fees	104,646	34,002
Professional fees	34,269	15,876
Shareholder report expenses	6,680	5,904
Trustees’ fees and expenses	15,903	13,774
Other fees and expenses	28,642	2,607

Total expenses	2,841,022	451,545
Less: Fee waivers and/or expense reimbursements	(190,140)	(21,096)

Net expenses	2,650,882	430,449

Net investment income (loss)	10,731,272	975,071

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,485,463)	1,999,557
Futures transactions	0	(155,676)

Net realized gains (losses) on investments	(2,485,463)	1,843,881

Net change in unrealized gains (losses) on:
Unaffiliated securities	(82,848,290)	(6,827,430)
Futures transactions	0	(29,544)

Net change in unrealized gains (losses) on investments	(82,848,290)	(6,856,974)

Net realized and unrealized gains (losses) on investments	(85,333,753)	(5,013,093)

Net decrease in net assets resulting from operations	$(74,602,481)	$(4,038,022)

* Net of foreign dividend withholding taxes of	$1,470,393	$2,214

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Allocation Funds	145

Small Cap Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$933,759	$1,326,698	$2,987,939
0	495,970	147,553
2,218	8,468	5,078
0	0	0

935,977	1,831,136	3,140,570

388,086	2,062,476	1,650,176
20,983	35,511	29,615
21,730	17,173	27,900
10,574	12,341	2,507
15,747	18,349	12,001
4,526	3,210	2,408

461,646	2,149,060	1,724,607
(18,195)	0	0

443,451	2,149,060	1,724,607

492,526	(317,924)	1,415,963

(320,184)	43,682,880	19,382,594
0	0	0

(320,184)	43,682,880	19,382,594

(4,255,368)	(74,305,951)	(37,231,687)
0	0	0

(4,255,368)	(74,305,951)	(37,231,687)

(4,575,552)	(30,623,071)	(17,849,093)

$(4,083,026)	$(30,940,995)	$(16,433,130)

$3,056	$8,264	$0

The accompanying notes are an integral part of these financial statements.

146	Wells Fargo Advantage Allocation Funds	Statements of Operations—Year Ended May 31, 2012

	Inflation-Protected Bond Portfolio	Managed Fixed Income Portfolio

Investment income
Interest	$3,068,574	$6,228,164
Income from affiliated securities	59	7,532
Securities lending income, net	3,863	0

Total investment income	3,072,496	6,235,696

Expenses
Advisory fee	357,560	591,850
Custody and accounting fees	12,559	19,350
Professional fees	38,889	51,273
Shareholder report expenses	2,499	3,023
Trustees’ fees and expenses	11,748	10,607
Other fees and expenses	8,652	8,305

Total expenses	431,907	684,408
Less: Fee waivers and/or expense reimbursements	(39,843)	(109,129)

Net expenses	392,064	575,279

Net investment income	2,680,432	5,660,417

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	5,614,510	2,120,364
Futures transactions	(57,032)	0
Credit default swap transactions	0	0
TBA sale commitments	0	0

Net realized gain (losses) on investments	5,557,478	2,120,364

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,296,100	2,573,185
Futures transactions	15,780	0
Credit default swap transactions	0	0
TBA sale commitments	0	0

Net change in unrealized gains (losses) on investments	3,311,880	2,573,185

Net realized and unrealized gains (losses) on investments	8,869,358	4,693,549

Net increase in net assets resulting from operations	$11,549,790	$10,353,966

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Allocation Funds	147

Stable Income Portfolio	Total Return Bond Portfolio

$815,479	$93,032,061
2,961	250,515
1,197	85,439

819,637	93,368,015

151,447	12,457,878
12,221	360,484
37,702	104,559
5,201	5,014
10,607	10,607
7,191	56,008

224,369	12,994,550
(70,840)	(817,809)

153,529	12,176,741

666,108	81,191,274

33,934	175,417,812
(94,771)	0
0	165,200
0	(11,005,428)

(60,837)	164,577,584

14,008	28,965,772
7,558	0
0	(45,547)
0	955,329

21,566	29,875,554

(39,271)	194,453,138

$626,837	$275,644,412

The accompanying notes are an integral part of these financial statements.

148	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	C&B Large Cap Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$6,573,718	$3,526,892	$7,791,963
Net realized gains (losses) on investments	15,269,192	15,568,309	(54,309,479)
Net change in unrealized gains (losses) on investments	(40,212,230)	49,820,814	82,445,650

Net increase (decrease) in net assets resulting from operations	(18,369,320)	68,916,015	35,928,134

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	14,806,365	13,870,060	48,638,019
Withdrawals	(95,014,836)	(64,639,578)	(315,082,983)

Net decrease in net assets resulting from capital share transactions	(80,208,471)	(50,769,518)	(266,444,964)

Total increase (decrease) in net assets	(98,577,791)	18,146,497	(230,516,830)

Net assets
Beginning of period	423,500,907	405,354,410	635,871,240

End of period	$324,923,116	$423,500,907	$405,354,410

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	149

	Diversified Large Cap Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$425,590	$442,876	$3,538,982
Net realized gains on investments	5,356,234	33,049,524	42,584,508
Net change in unrealized gains (losses) on investments	(3,329,475)	(488,219)	(43,061,314)

Net increase in net assets resulting from operations	2,452,349	33,004,181	3,062,176

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,386,835	61,860,010 [2]	44,712,558
Withdrawals	(52,938,016)	(28,971,534)	(897,265,962)

Net increase (decrease) in net assets resulting from capital share transactions	(45,551,181)	32,888,476	(852,553,404)

Total increase (decrease) in net assets	(43,098,832)	65,892,657	(849,491,228)

Net assets
Beginning of period	201,257,113	135,364,456	984,855,684

End of period	$158,158,281	$201,257,113	$135,364,456

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

2.	Amount includes $58,317,244 related to acquisitions during the period. See Notes to Financial Statements for a discussion of the acquisitions.

The accompanying notes are an integral part of these financial statements.

150	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Emerging Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment loss	$(4,480,439)	$(240,989)	$(249,199)
Net realized gains on investments	45,606,364	5,343,217	14,580,826
Net change in unrealized gains (losses) on investments	106,939,881	7,276,726	(8,153,079)

Net increase in net assets resulting from operations	148,065,806	12,378,954	6,178,548

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,103,202,835	54,084,624	4,351,133
Withdrawals	(336,929,676)	(8,889,440)	(72,176,151)

Net increase (decrease) in net assets resulting from capital share transactions	766,273,159	45,195,184	(67,825,018)

Total increase (decrease) in net assets	914,338,965	57,574,138	(61,646,470)

Net assets
Beginning of period	84,553,141	26,979,003	88,625,473

End of period	$998,892,106	$84,553,141	$26,979,003

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	151

	Equity Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$14,011,353	$2,139,043	$4,167,415
Net realized gains on investments	23,330,597	59,910,151	44,332,711
Net change in unrealized gains (losses) on investments	(18,260,356)	14,203,004	(6,108,053)

Net increase in net assets resulting from operations	19,081,594	76,252,198	42,392,073

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	698,898,834	22,184,989	86,681,017
Withdrawals	(145,361,854)	(91,919,795)	(227,091,516)

Net increase (decrease) in net assets resulting from capital share transactions	553,536,980	(69,734,806)	(140,410,499)

Total increase (decrease) in net assets	572,618,574	6,517,392	(98,018,426)

Net assets
Beginning of period	421,614,670	415,097,278	513,115,704

End of period	$994,233,244	$421,614,670	$415,097,278

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

152	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Index Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$50,245,701	$31,160,171	$40,858,898
Net realized gains on investments	44,324,406	48,900,679	106,935,226
Net change in unrealized gains (losses) on investments	(109,116,550)	340,744,319	222,232,396

Net increase (decrease) in net assets resulting from operations	(14,546,443)	420,805,169	370,026,520

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	170,958,274	119,293,747	431,513,946
Withdrawals	(304,471,072)	(228,236,678)	(548,429,110)

Net decrease in net assets resulting from capital share transactions	(133,512,798)	(108,942,931)	(116,915,164)

Total increase (decrease) in net assets	(148,059,241)	311,862,238	253,111,356

Net assets
Beginning of period	2,531,557,969	2,219,695,731	1,966,584,375

End of period	$2,383,498,728	$2,531,557,969	$2,219,695,731

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	153

	International Equity Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$464,140	$262,435	$312,324
Net realized gains on investments	906,587	2,340,475	9,000,290
Net change in unrealized gains (losses) on investments	(7,789,823)	1,470,472	(8,318,791)

Net increase (decrease) in net assets resulting from operations	(6,419,096)	4,073,382	993,823

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	3,501,335	1,379,902	10,746,475
Withdrawals	(3,989,591)	(4,567,405)	(55,194,605)

Net decrease in net assets resulting from capital share transactions	(488,256)	(3,187,503)	(44,448,130)

Total increase (decrease) in net assets	(6,907,352)	885,879	(43,454,307)

Net assets
Beginning of period	29,973,557	29,087,678	72,541,985

End of period	$23,066,205	$29,973,557	$29,087,678

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

154	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	International Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$2,321,731	$1,290,842	$1,280,938
Net realized gains on investments	5,754,758	7,636,602	9,606,785
Net change in unrealized gains (losses) on investments	(18,816,975)	7,406,466	(7,813,621)

Net increase (decrease) in net assets resulting from operations	(10,740,486)	16,333,910	3,074,102

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,315,418	16,047,542	44,525,988
Withdrawals	(28,198,788)	(34,218,536)	(73,245,020)

Net decrease in net assets resulting from capital share transactions	(8,883,370)	(18,170,994)	(28,719,032)

Total decrease in net assets	(19,623,856)	(1,837,084)	(25,644,930)

Net assets
Beginning of period	128,145,323	129,982,407	155,627,337

End of period	$108,521,467	$128,145,323	$129,982,407

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	155

	International Index Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$985,385	$602,278	$1,114,490
Net realized gains (losses) on investments	(722,501)	106,689	(801,132)
Net change in unrealized gains (losses) on investments	(6,151,041)	3,099,986	(991,719)

Net increase (decrease) in net assets resulting from operations	(5,888,157)	3,808,953	(678,361)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	3,459,407	1,716,859	11,233,320
Withdrawals	(4,306,369)	(4,449,501)	(54,306,160)

Net decrease in net assets resulting from capital share transactions	(846,962)	(2,732,642)	(43,072,840)

Total increase (decrease) in net assets	(6,735,119)	1,076,311	(43,751,201)

Net assets
Beginning of period	30,001,553	28,925,242	72,676,443

End of period	$23,266,434	$30,001,553	$28,925,242

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

156	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	International Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$10,731,272	$6,878,514	$7,152,453
Net realized gains (losses) on investments	(2,485,463)	7,199,580	(14,924,156)
Net change in unrealized gains (losses) on investments	(82,848,290)	28,009,577	10,068,193

Net increase (decrease) in net assets resulting from operations	(74,602,481)	42,087,671	2,296,490

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	24,184,061	19,826,166	39,614,812
Withdrawals	(12,254,871)	(7,742,732)	(59,159,900)

Net increase (decrease) in net assets resulting from capital share transactions	11,929,190	12,083,434	(19,545,088)

Total increase (decrease) in net assets	(62,673,291)	54,171,105	(17,248,598)

Net assets
Beginning of period	351,964,671	297,793,566	315,042,164

End of period	$289,291,380	$351,964,671	$297,793,566

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	157

	Large Company Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$975,071	$692,029	$3,322,328
Net realized gains (losses) on investments	1,843,881	4,424,055	(5,588,885)
Net change in unrealized gains (losses) on investments	(6,856,974)	7,577,198	5,925,992

Net increase (decrease) in net assets resulting from operations	(4,038,022)	12,693,282	3,659,435

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,638,219	1,115,573	20,692,280
Withdrawals	(11,556,144)	(10,958,496)	(223,668,350)

Net decrease in net assets resulting from capital share transactions	(9,917,925)	(9,842,923)	(202,976,070)

Total increase (decrease) in net assets	(13,955,947)	2,850,359	(199,316,635)

Net assets
Beginning of period	66,836,096	63,985,737	263,302,372

End of period	$52,880,149	$66,836,096	$63,985,737

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

158	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Small Cap Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$492,526	$187,125	$579,980
Net realized gains (losses) on investments	(320,184)	8,346,315	(12,558,165)
Net change in unrealized gains (losses) on investments	(4,255,368)	(460,314)	17,092,947

Net increase (decrease) in net assets resulting from operations	(4,083,026)	8,073,126	5,114,762

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,335,077	4,558,725	10,637,680
Withdrawals	(9,458,467)	(16,326,782)	(175,872,745)

Net decrease in net assets resulting from capital share transactions	(3,123,390)	(11,768,057)	(165,235,065)

Total decrease in net assets	(7,206,416)	(3,694,931)	(160,120,303)

Net assets
Beginning of period	55,314,224	59,009,155	219,129,458

End of period	$48,107,808	$55,314,224	$59,009,155

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	159

	Small Company Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment loss	$(317,924)	$(919,427)	$(1,593,006)
Net realized gains on investments	43,682,880	73,545,208	58,656,563
Net change in unrealized gains (losses) on investments	(74,305,951)	35,382,796	(11,673,458)

Net increase (decrease) in net assets resulting from operations	(30,940,995)	108,008,577	45,390,099

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	13,211,256	29,588,632	46,698,694
Withdrawals	(154,050,686)	(106,224,216)	(180,510,140)

Net decrease in net assets resulting from capital share transactions	(140,839,430)	(76,635,584)	(133,811,446)

Total increase (decrease) in net assets	(171,780,425)	31,372,993	(88,421,347)

Net assets
Beginning of period	334,739,886	303,366,893	391,788,240

End of period	$162,959,461	$334,739,886	$303,366,893

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

160	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Small Company Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$1,415,963	$2,097,315	$516,369
Net realized gains on investments	19,382,594	32,199,624	33,420,687
Net change in unrealized gains (losses) on investments	(37,231,687)	7,313,504	(12,991,739)

Net increase (decrease) in net assets resulting from operations	(16,433,130)	41,610,443	20,945,317

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	25,377,194	65,987,106	28,466,433
Withdrawals	(46,438,479)	(31,403,251)	(128,081,070)

Net increase (decrease) in net assets resulting from capital share transactions	(21,061,285)	34,583,855	(99,614,637)

Total increase (decrease) in net assets	(37,494,415)	76,194,298	(78,669,320)

Net assets
Beginning of period	236,756,841	160,562,543	239,231,863

End of period	$199,262,426	$236,756,841	$160,562,543

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	161

	Inflation-Protected Bond Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$2,680,432	$3,533,444
Net realized gains on investments	5,557,478	4,201,441
Net change in unrealized gains (losses) on investments	3,311,880	1,401,307

Net increase in net assets resulting from operations	11,549,790	9,136,192

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	21,266,199	27,645,889
Withdrawals	(54,247,708)	(69,607,205)

Net decrease in net assets resulting from capital share transactions	(32,981,509)	(41,961,316)

Total decrease in net assets	(21,431,719)	(32,825,124)

Net assets
Beginning of period	104,881,029	137,706,153

End of period	$83,449,310	$104,881,029

The accompanying notes are an integral part of these financial statements.

162	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Managed Fixed Income Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$5,660,417	$9,025,803
Net realized gains on investments	2,120,364	5,581,644
Net change in unrealized gains (losses) on investments	2,573,185	10,202,819

Net increase in net assets resulting from operations	10,353,966	24,810,266

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	55,876,275	101,289,295
Withdrawals	(84,676,792)	(413,896,797)

Net decrease in net assets resulting from capital share transactions	(28,800,517)	(312,607,502)

Total decrease in net assets	(18,446,551)	(287,797,236)

Net assets
Beginning of period	160,349,846	448,147,082

End of period	$141,903,295	$160,349,846

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Allocation Funds	163

	Stable Income Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$666,108	$1,313,674
Net realized losses on investments	(60,837)	(17,369,071)
Net change in unrealized gains (losses) on investments	21,566	17,005,642

Net increase in net assets resulting from operations	626,837	950,245

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,568,824	12,152,717
Withdrawals	(8,980,294)	(220,746,414)

Net decrease in net assets resulting from capital share transactions	(2,411,470)	(208,593,697)

Total decrease in net assets	(1,784,633)	(207,643,452)

Net assets
Beginning of period	39,525,272	247,168,724

End of period	$37,740,639	$39,525,272

The accompanying notes are an integral part of these financial statements.

164	Wells Fargo Advantage Allocation Funds	Statements of Changes in Net Assets

	Total Return Bond Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$81,191,274	$91,111,710
Net realized gains on investments	164,577,584	113,940,270
Net change in unrealized gains (losses) on investments	29,875,554	1,830,827

Net increase in net assets resulting from operations	275,644,412	206,882,807

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	686,049,279	535,940,278
Withdrawals	(443,191,494)	(68,694,724)

Net increase in net assets resulting from capital share transactions	242,857,785	467,245,554

Total increase in net assets	518,502,197	674,128,361

Net assets
Beginning of period	3,295,033,947	2,620,905,586

End of period	$3,813,536,144	$3,295,033,947

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds	165

	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate
	Net Investment Income (loss)	Gross Expenses	Net Expenses	Total Return[1]

C&B Large Cap Value Portfolio
June 1, 2011 to May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
October 1, 2010 to May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%
October 1, 2006 to September 30, 2007	1.48%	0.74%	0.68%	11.88%	24%

Diversified Large Cap Growth Portfolio
June 1, 2011 to May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
October 1, 2010 to May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
October 1, 2009 to September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008[3]	0.48%	0.68%	0.67%	(22.59)%	7%
October 1, 2006 to September 30, 2007[3]	0.46%	0.70%	0.68%	17.80%	10%

Emerging Growth Portfolio
June 1, 2011 to May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
October 1, 2010 to May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%
January 31, 2007[4] to September 30, 2007	(0.54)%	1.01%	0.99%	24.40%	125%

Equity Value Portfolio
June 1, 2011 to May 31, 2012	1.58%	0.65%	0.65%	(10.22)%	103%
October 1, 2010 to May 31, 2011[2]	0.79%	0.68%	0.68%	20.88%	90%
October 1, 2009 to September 30, 2010	0.87%	0.71%	0.69%	9.75%	122%
October 1, 2008 to September 30, 2009	1.89%	0.73%	0.69%	(7.21)%	142%
October 1, 2007 to September 30, 2008	1.68%	0.74%	0.70%	(27.44)%	152%
October 1, 2006 to September 30, 2007	1.29%	0.77%	0.69%	20.21%	108%

Index Portfolio
June 1, 2011 to May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
October 1, 2010 to May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%
October 1, 2006 to September 30, 2007	1.86%	0.11%	0.10%	16.35%	8%

International Equity Portfolio
June 1, 2011 to May 31, 2012	1.79%	1.26%	1.21%	(22.13)%	141%
October 1, 2010 to May 31, 2011[2]	1.34%	1.18%	1.18%	14.83%	35%
October 1, 2009 to September 30, 2010	0.61%	1.31%	1.28%	6.57%	105%
October 1, 2008 to September 30, 2009	1.77%	1.23%	1.15%	(10.14)%	212%
October 1, 2007 to September 30, 2008	1.60%	1.14%	1.12%	(31.42)%	55%
October 1, 2006 to September 30, 2007	1.27%	1.09%	1.08%	23.70%	66%

International Growth Portfolio
June 1, 2011 to May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
October 1, 2010 to May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%
October 1, 2006 to September 30, 2007	1.09%	1.06%	1.03%	27.40%	73%

Please see footnotes on page 167.

The accompanying notes are an integral part of these financial statements.

166	Wells Fargo Advantage Allocation Funds	Financial Highlights

	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate
	Net Investment Income (loss)	Gross Expenses	Net Expenses	Total Return[1]

International Index Portfolio
June 1, 2011 to May 31, 2012	3.81%	0.83%	0.37%	(20.52)%	45%
October 1, 2010 to May 31, 2011[2]	3.09%	0.48%	0.48%	13.78%	3%
October 1, 2009 to September 30, 2010	2.17%	0.77%	0.65%	2.47%	20%
October 1, 2008 to September 30, 2009	2.86%	0.55%	0.46%	1.65%	13%
October 1, 2007 to September 30, 2008	2.84%	0.51%	0.50%	(29.67)%	14%
October 1, 2006 to September 30, 2007	2.15%	0.49%	0.49%	24.52%	3%

International Value Portfolio
June 1, 2011 to May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
October 1, 2010 to May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%
October 1, 2006 to September 30, 2007	2.47%	1.07%	1.03%	21.91%	19%

Large Company Value Portfolio
June 1, 2011 to May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
October 1, 2010 to May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%
October 1, 2006 to September 30, 2007	1.91%	0.76%	0.57%	15.91%	16%

Small Cap Value Portfolio
June 1, 2011 to May 31, 2012	1.02%	0.95%	0.91%	(7.94)%	33%
October 1, 2010 to May 31, 2011[2]	0.47%	0.95%	0.91%	13.14%	57%
October 1, 2009 to September 30, 2010	0.66%	0.94%	0.91%	9.60%	38%
October 1, 2008 to September 30, 2009	1.31%	0.91%	0.74%	(8.76)%	50%
October 1, 2007 to September 30, 2008	0.80%	0.91%	0.83%	(16.47)%	46%
October 1, 2006 to September 30, 2007	0.30%	0.93%	0.92%	8.65%	64%

Small Company Growth Portfolio
June 1, 2011 to May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
October 1, 2010 to May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%
October 1, 2006 to September 30, 2007	(0.46)%	0.90%	0.90%	17.74%	138%

Small Company Value Portfolio
June 1, 2011 to May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
October 1, 2010 to May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%
October 1, 2006 to September 30, 2007	0.53%	0.93%	0.92%	6.53%	69%

Please see footnotes on page 167.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Allocation Funds	167

	Ratio to Average Net Assets (Annualized)			Total Return	Portfolio Turnover Rate
	Net Investment Income	Gross Expenses	Net Expenses

Inflation-Protected Bond Portfolio
June 1, 2011 to May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
June 1, 2010 to May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
June 1, 2009 to May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%
June 1, 2008 to May 31, 2009	1.70%	0.45%	0.37%	(1.33)%	53%
June 1, 2007 to May 31, 2008	5.78%	0.48%	0.40%	12.78%	40%

Managed Fixed Income Portfolio
June 1, 2011 to May 31, 2012	3.83%	0.46%	0.39%	6.97%	51%
June 1, 2010 to May 31, 2011	3.97%	0.45%	0.39%	8.84%	104%
June 1, 2009 to May 31, 2010	3.64%	0.42%	0.38%	14.58%	59%
June 1, 2008 to May 31, 2009	5.09%	0.43%	0.34%	(1.72)%	132%
June 1, 2007 to May 31, 2008	5.23%	0.46%	0.30%	4.24%	32%

Stable Income Portfolio
June 1, 2011 to May 31, 2012	1.76%	0.59%	0.41%	1.71%	11%
June 1, 2010 to May 31, 2011	2.02%	0.54%	0.40%	2.97%	14%
June 1, 2009 to May 31, 2010	1.90%	0.43%	0.40%	9.94%	10%
June 1, 2008 to May 31, 2009	3.74%	0.43%	0.42%	(2.73)%	7%
June 1, 2007 to May 31, 2008	4.67%	0.47%	0.33%	0.78%	22%

Total Return Bond Portfolio
June 1, 2011 to May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
June 1, 2010 to May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
June 1, 2009 to May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
June 1, 2008 to May 31, 2009	4.92%	0.40%	0.39%	6.58%	633%
June 1, 2007 to May 31, 2008	5.05%	0.42%	0.40%	6.72%	572%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, the Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

4.	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

168	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Equity Value Portfolio (“Equity Value Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Equity Portfolio (“International Equity Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Index Portfolio (“International Index Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”) (formerly, Wells Fargo Advantage Disciplined Value Portfolio), Wells Fargo Advantage Small Cap Value Portfolio (“Small Cap Value Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”), Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”), Wells Fargo Advantage Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), Wells Fargo Advantage Stable Income Portfolio (“Stable Income Portfolio” ) and Wells Fargo Advantage Total Return Bond Portfolio (“Total Return Bond Portfolio” ) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their securities to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Portfolios’ Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities which are normally categorized as Level 1 in the fair value hierarchy will represent a transfer from a Level 1 to a Level 2 security and will be categorized as Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. On May 31, 2012, fair value pricing was not used in pricing foreign securities.

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	169

information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Portfolios’ Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

Certain Portfolios may be subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign

170	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or ‘when-issued’ basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

Each Portfolio may invest in term loans. The loans are marked-to-market daily and the Portfolio begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Portfolio assumes the credit risk of the borrower and there could be potential loss to the Portfolio in the event of default by the borrower.

Futures contracts

Certain Portfolios may be subject to interest rate risk and equity price risk in the normal course of pursuing their investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	171

on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

A Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Certain Portfolios may invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Credit default swaps

Certain Portfolios may be subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the

172	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Mortgage dollar roll transactions

The Portfolios may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	173

hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2012, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
C&B Large Cap Value Portfolio

Equity securities
Common stocks	$311,615,375	$4,059,113	$0	$315,674,488
Preferred stocks	0	3,192,267	0	3,192,267

Other	0	0	1,075,328	1,075,328

Short-term investments
Investment companies	4,067,994	54,250,882	0	58,318,876
Total	$315,683,369	$61,502,262	$1,075,328	$378,260,959
Diversified Large Cap Growth Portfolio

Equity securities
Common stocks	$148,396,085	$0	$0	$148,396,085

Other	0	0	1,068,958	1,068,958

Short-term investments
Investment companies	5,478,765	9,306,503	0	14,785,268
Total	$153,874,850	$9,306,503	$1,068,958	$164,250,311
Emerging Growth Portfolio

Equity securities
Common stocks	$966,270,927	$0	$0	$966,270,927
Investment companies	10,989,192	0	0	10,989,192

Other	0	0	3,296,708	3,296,708

Short-term investments
Investment companies	17,987,153	312,521,072	0	330,508,225
Total	$995,247,272	$312,521,072	$3,296,708	$1,311,065,052
Equity Value Portfolio

Equity securities
Common stocks	$980,243,005	$0	$0	$980,243,005

Other	0	0	888,555	888,555

Short-term investments
Investment companies	11,488,892	117,219,974	0	128,708,866
Total	$991,731,897	$117,219,974	$888,555	$1,109,840,426

174	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Index Portfolio

Equity securities
Common stocks	$2,326,040,547	$0	$0	$2,326,040,547
Investment companies	7,444,569	0	0	7,444,569

Other	0	0	3,136,268	3,136,268

Short-term investments
Investment companies	38,079,689	184,802,628	0	222,882,317
U.S. Treasury securities	3,999,748	0	0	3,999,748
Total	$2,375,564,553	$184,802,628	$3,136,268	$2,563,503,449
International Equity Portfolio

Equity securities
Common stocks	$20,453,366	$330,902	$0	$20,784,268

Short-term investments
Investment companies	1,668,492	654,200	0	2,322,692
Total	$22,121,858	$985,102	$0	$23,106,960
International Growth Portfolio

Equity securities
Common stocks	$101,779,788	$0	$0	$101,779,788
Preferred stocks	1,290,320	0	0	1,290,320
Rights	0	0	0	0

Short-term investments
Investment companies	5,541,892	295,680	0	5,837,572
Total	$108,612,000	$295,680	$0	$108,907,680
International Index Portfolio

Equity securities
Common stocks	$22,459,446	$0	$0	$22,459,446
Preferred stocks	125,412	0	0	125,412
Rights	0	3,592	0	3,592
Warrants	0	281	0	281

Short-term investments
Investment companies	521,127	578,083	0	1,099,210
Total	$23,105,985	$581,956	$0	$23,687,941
International Value Portfolio

Equity securities
Common stocks	$272,580,730	$3,120,729	$0	$275,701,459
Preferred stocks	1,565,513	0	0	1,565,513

Short-term investments
Investment companies	3,585,277	15,127,261	0	18,712,538
Total	$277,731,520	$18,247,990	$0	$295,979,510
Large Company Value Portfolio

Equity securities
Common stocks	$50,389,659	$0	$0	$50,389,659

Other	0	0	69,051	69,051

Short-term investments
Investment companies	2,174,368	2,241,014	0	4,415,382
Total	$52,564,027	$2,241,014	$69,051	$54,874,092

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	175

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Small Cap Value Portfolio

Equity securities
Common stocks	$44,638,457	$0	$0	$44,638,457
Investment companies	880,957	0	0	880,957
Warrants	0	51,117	0	51,117

Short-term investments
Investment companies	2,679,065	0	0	2,679,065
Total	$48,198,479	$51,117	$0	$48,249,596
Small Company Growth Portfolio

Equity securities
Common stocks	$158,942,540	$0	$0	$158,942,540

Other	0	0	1,285,351	1,285,351

Short-term investments
Investment companies	3,215,851	565,681	0	3,781,532
Total	$162,158,391	$565,681	$1,285,351	$164,009,423
Small Company Value Portfolio

Equity securities
Common stocks	$192,862,921	$0	$0	$192,862,921

Other	0	0	899,883	899,883

Short-term investments
Investment companies	4,167,616	78,551,448	0	82,719,064
Total	$197,030,537	$78,551,448	$899,883	$276,481,868
Inflation-Protected Bond Portfolio

U.S. Treasury securities	$82,274,195	$0	$0	$82,274,195

Other	0	0	770,215	770,215

Short-term investments
Investment companies	307,836	1,559,985	0	1,867,821
Total	$82,582,031	$1,559,985	$770,215	$84,912,231
Managed Fixed Income Portfolio

Agency securities	$0	$43,002,160	$0	$43,002,160

Asset-backed securities	0	6,202,827	0	6,202,827

Corporate bonds and notes	0	43,637,040	0	43,637,040

Municipal obligations	0	14,570,792	0	14,570,792

Non-agency mortgage backed securities	0	18,043,039	1,350,195	19,393,234

Term loans	0	350,233	0	350,233

U.S. Treasury securities	11,391,968	0	0	11,391,968

Yankee corporate bonds and notes	0	2,809,562	0	2,809,562

Other	0	0	375,000	375,000

Short-term investments
Investment companies	6,854,184	479,392	0	7,333,576
Total	$18,246,152	$129,095,045	$1,725,195	$149,066,392

176	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Stable Income Portfolio

Agency securities	$0	$13,818,773	$0	$13,818,773

Asset-backed securities	0	5,569,185	0	5,569,185

Corporate bonds and notes	0	8,879,288	0	8,879,288

Loan participation	0	0	423,589	423,589

Municipal obligations	0	1,461,137	0	1,461,137

Non-agency mortgage backed securities	0	3,485,180	629,312	4,114,492

U.S. Treasury securities	75,349	0	0	75,349

Yankee corporate bonds and notes	0	905,437	0	905,437

Other	0	0	167,564	167,564

Short-term investments
Investment companies	2,372,902	661,784	0	3,034,686
Total	$2,448,251	$34,780,784	$1,220,465	$38,449,500
Total Return Bond Portfolio

Agency securities	$0	$1,547,710,564	$0	$1,547,710,564

Asset-backed securities	0	415,788,274	0	415,788,274

Corporate bonds and notes	0	601,699,991	0	601,699,991

Municipal obligations	0	41,454,428	0	41,454,428

Non-agency mortgage backed securities	0	229,279,115	0	229,279,115

U.S. Treasury securities	1,013,373,791	0	0	1,013,373,791

Yankee corporate bonds and notes	0	227,139,773	0	227,139,773

Yankee government bonds	0	44,823,105	0	44,823,105

Other	0	0	4,829,044	4,829,044

Short-term investments
Investment companies	210,376,595	17,028,359	0	227,404,954
Total	$1,223,750,386	$3,124,923,609	$4,829,044	$4,353,503,039

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Portfolios did not have any significant transfers into/out of Level 1 and Level 2.

Further details on the major security types listed above can be found in each Portfolio of Investments.

As of May 31, 2012, the inputs used in valuing TBA sale commitments, which are carried at their value, were as follows:

	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Return Bond Portfolio	$0	$(74,612,813)	$0	$(74,612,813)

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	177

As of May 31, 2012, the inputs used in valuing each Portfolio’s other financial instruments, which are carried at fair value, were as follows:

Other financial instruments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts+
Index Portfolio	$(2,058,138)	$0	$0	$(2,058,138)
International Index Portfolio	(91,094)	0	0	(91,094)
Stable Income Portfolio	(665)	0	0	(665)
Credit default swaps*
Total Return Bond Portfolio	0	410,365	0	410,365

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

*	The value of swap contracts consists of unrealized gains or losses and premiums paid/received on swap contracts as reflected on the Statements of Assets and Liabilities.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Managed Fixed Income Portfolio
	Non-agency mortgage backed securities	Other	Total
Balance as of May 31, 2011	$2,680,870	$619,674	$3,300,544
Accrued discounts (premiums)	(5,110)	0	(5,110)
Realized gains (losses)	0	0	0
Change in unrealized gains (losses)	350,312	(53,235)	297,077
Purchases	0	0	0
Sales	(256,410)	(191,439)	(447,849)
Transfers into Level 3	0	0	0
Transfers out of Level 3	(1,419,467)	0	(1,419,467)
Balance as of May 31, 2012	$1,350,195	$375,000	$1,725,195
Change in unrealized gains (losses) relating to securities still held at May 31, 2012	$(150,504)	$(141,918)	$(292,422)

	Stable Income Portfolio
	Loan participation	Non-agency mortgage backed securities	Other	Total
Balance as of May 31, 2011	$536,872	$723,775	$276,893	$1,537,540
Accrued discounts (premiums)	77	0	0	77
Realized gains (losses)	(25)	0	0	(25)
Change in unrealized gains (losses)	(2,043)	(49,824)	(23,787)	(75,654)
Purchases	0	0	0	0
Sales	(111,292)	(44,639)	(85,542)	(241,473)
Transfers into Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0
Balance as of May 31, 2012	$423,589	$629,312	$167,564	$1,220,465
Change in unrealized gains (losses) relating to securities still held at May 31, 2012	$(2,636)	$(69,767)	$(63,414)	$(135,817)

178	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Portfolios.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Wells Capital Management (an affiliate of Funds Management), Peregrine Capital Management, Inc. (an affiliate of Funds Management), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management), LSV Asset Management, SSgA Funds Management, Inc., Systematic Financial Management, L.P., Golden Capital Management, LLC (an affiliate of Funds Management) and Phocas Financial Corporation as sub-advisers.

The fees for sub-advisory services are borne by Funds Management. The sub-advisers are each entitled to receive from Funds Management an annual sub-advisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

	Advisory Fee		Effective rate for the year ended May 31, 2012	Sub-adviser	Sub-advisory Fee
	starting at	declining to			starting at		declining to
C&B Large Cap Value Portfolio	0.65%	0.55%	0.65%	Cooke & Bieler, L.P.	0.45%		0.30%
Diversified Large Cap Growth Portfolio	0.65	0.55	0.65	Wells Capital Management	0.35		0.15
Emerging Growth Portfolio	0.80	0.70	0.79	Wells Capital Management	0.55		0.40
Equity Value Portfolio	0.65	0.55	0.64	Systematic Financial Management, L.P.	0.30		0.10
Index Portfolio	0.10	0.05	0.09	Golden Capital Management, LLC*	0.05	*	0.02	*
International Equity Portfolio	0.85	0.70	0.85	Wells Capital Management	0.45		0.40
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80		0.50
International Index Portfolio	0.35	0.30	0.35	SSgA Funds Management	0.08		0.06
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.65	0.55	0.65	Phocas Financial Corporation**	0.29	**	0.20	**
Small Cap Value Portfolio	0.80	0.70	0.80	Wells Capital Management	0.55		0.40
Small Company Growth Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.90		0.55
Small Company Value Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	*	**	*	**
Inflation-Protected Bond Portfolio	0.40	0.30	0.40	Wells Capital Management	0.20		0.10
Managed Fixed Income Portfolio	0.40	0.30	0.40	Galliard Capital Management, Inc.	0.20		0.10
Stable Income Portfolio	0.40	0.30	0.40	Galliard Capital Management, Inc.	0.15		0.05
Total Return Bond Portfolio	0.40	0.30	0.36	Wells Capital Management	0.20		0.10

*	Prior to October 1, 2011, the Portfolio paid Wells Capital Management a sub-advisory fee which started at 0.05% and declined to 0.02% as average daily net assets increased.

**	Prior to August 29, 2011, the Portfolio paid Wells Capital Management a sub-advisory fee which started at 0.35% and declined to 0.15% as average daily net assets increased.

***	For Small Company Value Portfolio, the sub-advisory fee starts at 0.50% and increases to 0.75% as its average net assets increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	179

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost		Sales Proceeds
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
C&B Large Cap Value Portfolio	$0	$74,045,596	$0	$144,061,551
Diversified Large Cap Growth Portfolio	0	135,861,302	0	185,153,913
Emerging Growth Portfolio	0	582,741,185	0	769,025,886
Equity Value Portfolio	0	914,515,986	0	989,718,566
Index Portfolio	0	211,296,502	0	305,511,744
International Equity Portfolio	0	34,667,630	0	34,940,515
International Growth Portfolio	0	76,642,032	0	81,513,490
International Index Portfolio	0	11,596,348	0	12,167,253
International Value Portfolio	0	50,302,767	0	26,728,556
Large Company Value Portfolio	0	60,099,776	0	69,973,377
Small Cap Value Portfolio	0	15,709,831	0	18,199,480
Small Company Growth Portfolio	0	268,451,307	0	397,909,549
Small Company Value Portfolio	0	121,518,387	0	142,093,644
Inflation-Protected Bond Portfolio	19,924,561	0	51,367,240	0
Managed Fixed Income Portfolio	59,301,072	13,435,817	62,116,330	17,914,100
Stable Income Portfolio	405,916	13,845,128	873,427	2,847,598
Total Return Bond Portfolio	27,011,350,487	3,459,232,113	26,557,119,546	3,240,984,276

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2012, Index Portfolio, International Index Portfolio and Large Company Value Portfolio used uninvested cash to enter into futures contracts to gain market exposure. During the year ended May 31, 2012, Inflation-Protected Bond Portfolio and Stable Income Portfolio entered into futures contracts to speculate on interest rates.

At May 31, 2012, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration Date	Contracts	Type	Contract Value at May 31, 2012	Unrealized Gains (Losses)
Index Portfolio	June 2012	145 Long	S&P 500 Index	$47,458,500	$(2,058,138)
International Index Portfolio	June 2012	10 Long	MSCI EAFE Index	667,250	(91,094)
Stable Income Portfolio	September 2012	20 Short	5-Year U.S. Treasury Notes	2,483,750	(665)

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

As of May 31, 2012, International Index Portfolio and Stable Income Portfolio had segregated $121,044 and $13,000, respectively, as cash collateral for open futures contracts.

180	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2012 as follows:

	Long Contracts	Short Contracts
Index Portfolio	$41,503,842	$0
International Index Portfolio	625,775	0
Large Company Value Portfolio	235,549	0
Inflation-Protected Bond Portfolio	0	46,274
Stable Income Portfolio	0	1,707,170

During the year ended May 31, 2012, International Equity Portfolio entered into forward foreign currency contracts for economic hedging purposes. As of May 31, 2012, International Equity Portfolio did not have any open forward foreign currency contracts but had average contract amounts of $400,543 and $571,760 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended May 31, 2012.

Total Return Bond Portfolio entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Portfolio’s total return. At May 31, 2012, Total Return Bond Portfolio had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration Date	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
12/20/2016	Citibank	Prudential Financial Incorporated, 4.50%, 7/15/2013	A	$5,000,000	1.00%	$267,671	$322,087	$(54,416)
06/20/2017	Citibank	Aetna Incorporated, 6.625%, 6/15/2036	A–	5,000,000	1.00%	(61,709)	(107,554)	45,845
06/20/2017	Citibank	Kraft Foods Incorporated, 6.50%, 8/11/2017	BBB–	5,000,000	1.00%	(92,239)	(126,881)	34,642
06/20/2017	Citibank	Sara Lee Corporation, 6.125%, 11/1/2032	BBB	5,000,000	1.00%	24,313	(28,684)	52,997

Credit default swaps on debt obligations – Sell protection

Expiration Date	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
03/20/2017	Citibank	Coca-Cola Company, 5.35%, 11/15/2017	A+	$10,000,000	1.00%	$200,996	$232,402	$(31,406)
06/20/2017	Citibank	UnitedHealth Group Incorporated, 6.00%, 2/15/2018	A–	5,000,000	1.00%	(23,845)	9,612	(33,457)

Credit default swaps on an index – Buy protection

Expiration Date	Counterparty	Reference Index	Notional Amount	Fixed Payments Made	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
12/20/2016	Barclays	Markit CDX North America Investment Grade 17 Index	$5,000,000	1.00%	$31,726	$88,885	$(57,159)
12/20/2016	Barclays	Markit CDX North America Investment Grade 17 Index	5,000,000	1.00%	31,726	44,498	(12,772)
12/20/2016	Citibank	Markit CDX North America Investment Grade 17 Index	5,000,000	1.00%	31,726	84,752	(53,026)

*	Reflects the ratings of a nationally recognized ratings agency at period end. The credit rating serves as indicator of the current status of the payment/performance risk of the credit derivative. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

Notes to Financial Statements	Wells Fargo Advantage Allocation Funds	181

Total Return Bond Portfolio had an average notional balance on credit default swaps of $27,789,617 during the year ended May 31, 2012.

Total Return Bond Portfolio’s credit default swap transactions may contain provisions for early termination in the event the net assets declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transaction in net liability positions. On May 31, 2012, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $177,793.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. ACQUISITIONS

After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. Diversified Large Cap Growth Portfolio was newly created to receive the assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the reorganization. The investment portfolio of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio with fair values of $39,103,183, $19,707,063 and $128,195,321, respectively, and identified costs of $38,164,693, $19,599,174 and $118,513,716, respectively, at January 28, 2011, were the principal assets acquired by Diversified Large Cap Growth Portfolio. For financial reporting purposes, assets received by Diversified Large Cap Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio were carried forward to align ongoing reporting of Diversified Large Cap Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired and unrealized gains (losses) acquired were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains
Wells Fargo Advantage Disciplined Growth Portfolio	$38,752,540	$938,490
Wells Fargo Advantage Large Cap Appreciation Portfolio	19,564,704	107,889
Wells Fargo Advantage Large Company Growth Portfolio	135,797,112	9,681,605

The aggregate net assets of the Diversified Large Cap Growth Portfolio immediately before and after the acquisitions were $135,797,112 and $194,114,356, respectively.

Assuming the acquisitions had been completed October 1, 2010, the beginning of the annual reporting period for Diversified Large Cap Growth Portfolio, the pro forma results of operations for the eight months ended May 31, 2011 would have been

Net investment income	$597,721
Net realized and unrealized gains on investments	$39,879,016
Net increase in net assets resulting from operations	$40,476,737

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

182	Wells Fargo Advantage Allocation Funds	Notes to Financial Statements

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage Allocation Funds	183

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and summary portfolios of investments (of the Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Index Portfolio, and Wells Fargo Advantage Total Return Bond Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Equity Value Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Equity Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Index Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Cap Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Stable Income Portfolio, and Wells Fargo Advantage Total Return Bond Portfolio, seventeen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2012, the results of their operations for the year then ended, changes in their net assets and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

184	Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2012:

Dividends-Received Deduction
Conservative Allocation Fund	10.93%
Growth Balanced Fund	49.65
Moderate Balanced Fund	24.34

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2012 have been designated as qualified dividend income (QDI):

QDI
Conservative Allocation Fund	$75,624
Growth Balanced Fund	2,297,900
Moderate Balanced Fund	2,088,653

For the fiscal year ended May 31, 2012, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-Related Dividends
Conservative Allocation Fund	$409,005
Growth Balanced Fund	1,638,321
Moderate Balanced Fund	4,435,995

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds	185

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Funds are publicly available on the Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Web site on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, each Fund’s and Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

186	Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trusts and Officers of the Trusts. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Funds. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 139 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds	187

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

188	Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Conservative Allocation Fund, Growth Balanced Fund, Moderate Balanced Fund, C&B Large Cap Value Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Company Value Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and Total Return Bond Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), each Board of Trustees (each, a “Board” and collectively, the “Boards”) of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Funds Trust Board reviewed and re-approved investment advisory agreements with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Conservative Allocation Fund, Growth Balanced Fund, and the Moderate Balanced Fund (the “Allocation Funds”). The Master Trust Board reviewed and re-approved investment advisory agreements with Funds Management for each of the C&B Large Cap Value Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Company Value Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, Inflation-Protected Bond Portfolio, Managed Fixed Income Portfolio, Stable Income Portfolio, and the Total Return Bond Portfolio (the “Master Portfolios”). The Allocation Funds and the Master Portfolios are, collectively, the “Funds.”

The Funds Trust Board also reviewed and re-approved an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for each of the Allocation Funds. The Master Trust Board reviewed and re-approved: (i) an investment sub-advisory agreement with Wells Capital Management for each of the Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio, Small Cap Value Portfolio, Inflation-Protected Bond Portfolio, and the Total Return Bond Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) investment sub-advisory agreements with Peregrine Capital Management, Inc. (“Peregrine”) for the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with SSgA Funds Management (“SSgA”) for the International Index Portfolio; (vii) an investment sub-advisory agreement with Systematic Financial Management, L.P. (“Systematic”) for the Equity Value Portfolio; (viii) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; (ix) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio; and (x) an investment sub-advisory agreement with Galliard Capital Management, Inc. (“Galliard”) for the Managed Fixed Income Portfolio and the Stable Income Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Artisan, Cooke & Bieler, LSV, Peregrine, SSgA, Systematic, Golden, Phocas, and Galliard (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

The Allocation Funds are gateway blended funds that invest substantially all of their assets in multiple Master Portfolios identified above. Information provided to the Boards regarding the Allocation Funds is also applicable to the Master Portfolios identified above, as relevant.

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds	189

In providing information to the Boards, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Boards’ annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Boards’ decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to them. In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Boards in concluding that the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers supported the re-approval of the Advisory Agreements. Although the Boards considered the continuation of the Advisory Agreements for the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, their decision to continue the Advisory Agreements for the Funds was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2011. The Boards also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Funds Trust Board noted that the performance of the Growth Balanced Fund was higher than or in range of the median performance of its Universe for the periods under review, except for the five-year and ten-year periods. The Funds Trust Board also noted that the performance of the Growth Balanced Fund was lower than its benchmark, the Lipper Mixed-Asset Target Allocation Growth Funds Index, for the periods under review, except for the three-year period. The Funds Trust Board noted that Funds Management proposed to extend contractual fee cap arrangements for the Growth Balanced Fund until September 30, 2013.

The Funds Trust Board noted that the performance of the Moderate Balanced Fund was lower the median performance of its Universe for the periods under review, except for the five-year period. The Funds Trust Board also noted that the performance of the Moderate Balanced Fund was lower than its benchmark, the Lipper Mixed-Asset Target Allocation Conservative Funds Index, for the periods under review, except for the three-year performance period. The Funds Trust Board also received information about the Moderate Balanced Fund’s more favorable recent performance.

The Funds Trust Board noted that the performance of the Conservative Allocation Fund was higher than or in range of the median performance of its Universe for the periods under review, except for the three-year period. The Funds Trust Board also noted that the performance of the Conservative Allocation Fund was higher than or in range of its benchmark, the Lipper Mixed-Asset Target Allocation Conservative Funds Index, for the periods under review, except for the three-year period. Funds Management provided the Funds Trust Board with additional information about the Conservative Allocation Fund’s more recent performance and noted that the Conservative Allocation Fund utilizes a tactical asset

190	Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

allocation model. Funds Management advised the Funds Trust Board that this model detracted from historic performance, but contributed positively to more recent performance.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Allocation Funds.

The Funds Trust Board received and considered information regarding each Allocation Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Allocation Fund. The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in an Allocation Fund’s Expense Group. The Funds Trust Board noted that the net operating expense ratios of each of the Allocation Funds were lower than or in range of each Allocation Fund’s respective Expense Group’s median net operating expense ratios.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below) relative to an Expense Group.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Allocation Funds, on a combined basis with the Funds’ administration fee rates. The Funds Trust Board took into account the separate administrative and other services covered by the administration fee rates. The Funds Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Funds Trust Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Funds Trust Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Allocation Fund’s Expense Group. The Funds Trust Board noted that the Advisory Agreement Rates and Net Advisory Rates for each of the Allocation Funds were lower than or in range of each Allocation Fund’s respective Expense Group’s median Advisory Agreement Rate and Net Advisory Rate.

The Boards also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to certain Sub-Advisers for sub-advisory services. The Boards also considered these amounts in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the respective Allocation Fund or Master Portfolio.

The Funds Trust Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Funds Trust Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Funds Trust Board determined, with respect to the Allocation Funds, that the Advisory Agreement Rates, both with and without an administration fee rate and before and after waivers, were reasonable in light of the Allocation Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided.

The Master Trust Board received and considered information comparing the Advisory Agreement Rate with the median rate of other funds in each Master Portfolio’s Expense Group. The Master Trust Board noted that the Master Portfolios’ Advisory Agreement Rates were in range of their Expense Group medians.

Other Information (Unaudited)	Wells Fargo Advantage Allocation Funds	191

The Master Trust Board concluded that the Advisory Agreement Rates were reasonable in light of the Master Portfolios’ Expense Group information and the services covered by the Advisory Agreements.

Both the Funds Trust Board and the Master Trust Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreements, the sub-advised expense information provided by Lipper, and other information provided.

Profitability

The Boards received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. They noted that the levels of profitability reported on a fund by fund basis varied widely, depending on, among other things, the size and type of fund. The Boards concluded that the profitability reported by Funds Management was not unreasonable.

The Boards did not consider separate profitability information with respect to Wells Capital Management, Peregrine, Golden, and Galliard because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Master Trust Board did not consider separate profitability information with respect to Artisan, Cooke & Bieler, LSV, SSgA, Systematic and Phocas which are not affiliated with Funds Management. The Master Trust Board considered that the sub-advisory fees paid to these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis and concluded that their profitability from their relationships with the Master Portfolios managed by them was not a material factor in determining whether to renew the sub-advisory agreements with Artisan, Cooke & Bieler, LSV, SSgA, Systematic and Phocas.

Economies of scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. They noted that Funds Management proposed to institute new breakpoints in the advisory fee structure for the Conservative Allocation Fund, the Growth Balanced Fund, and the Moderate Balanced Fund.

The Boards considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Boards noted that they would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Funds. However, the Boards acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards’ understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

192	Wells Fargo Advantage Allocation Funds	Other Information (Unaudited)

Other factors and broader review

The Boards also considered the markets for distribution of the Allocation Funds’ shares, including the channels through which the Allocation Funds’ shares are offered and sold. The Boards noted that the Allocation Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Boards review detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also review and assess information about the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Allocation Funds	193

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

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© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210132 07-12 AAFLD/AR110 05-12

Wells Fargo Advantage Equity Gateway Funds

Annual Report

May 31, 2012

■	Wells Fargo Advantage C&B Large Cap Value Fund

■	Wells Fargo Advantage Diversified Equity Fund

■	Wells Fargo Advantage Diversified Small Cap Fund

■	Wells Fargo Advantage Emerging Growth Fund

■	Wells Fargo Advantage Equity Value Fund

■	Wells Fargo Advantage Index Fund

■	Wells Fargo Advantage International Value Fund

■	Wells Fargo Advantage Small Company Growth Fund

■	Wells Fargo Advantage Small Company Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

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WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $206 billion in assets under management, as of May 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Equity Gateway Funds	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended May 31, 2012. Upon reviewing the report, you may notice that your fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your fund’s principal holdings and assist you in evaluating your fund’s risk profile and investment strategy. The fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it. Most of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effect on the global economy of the ongoing European sovereign debt crisis—which began in Greece and later spread to the larger economies of Italy and Spain. Toward the end of the period, though, investor confidence in a U.S. recovery began to falter. Most U.S. stock indexes posted mixed returns for the period, and international stocks underperformed in U.S. dollar terms.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Just prior to the reporting period, the quarterly real gross domestic product (GDP) growth for the U.S. was low but positive in the first quarter of 2011 at 0.4% on an annualized basis. The 17 countries that comprise the eurozone also reported encouraging numbers, with reported GDP for the first quarter of 2011 increasing by 0.8% from the prior quarter.

Investor worries returned in the summer of 2011, as quarterly U.S. GDP growth of 1.3% (annualized) in the second quarter seemed to confirm that the economy had slowed from the pace set in 2010, in which GDP grew by 3.0% for the full year. Moreover, the drawn-out political debate over raising the U.S. debt ceiling reduced confidence that the national government could address the country’s problems. Partly as a result of the political debate, Standard & Poor’s rating service downgraded U.S. long-term debt from AAA to AA+1 in August 2011.

Meanwhile, concerns about the eurozone sovereign debt situation returned to center stage. Investors became increasingly concerned that Greece would default on its debt, a scenario that only seemed more likely as eurozone leaders began to openly discuss a “voluntary” haircut on Greek debt for private investors. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the financial systems and the global economy. In October 2011, market participants turned their attention to the debt burdens of Italy—which also had its credit rating downgraded by Standard & Poor’s—because even though it had a relatively modest budget deficit, it had a high amount of outstanding debt and a stagnant economy. French banks were heavily exposed to Italian debt, so Italy’s woes led to fears of a possible state bailout of French banks and a resulting increase in France’s expenditures.

1.	The ratings indicated are from Standard & Poor’s. Credit Quality Ratings: Credit-quality ratings apply to corporate and municipal bond issues. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	3

Concerns about the Greek credit crisis waxed and waned throughout the period, before it seemed to be addressed in March 2012. At that time, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity.

The Greek agreement, combined with unprecedented support for eurozone banks by the European Central Bank (ECB), seemed to calm investor concerns, at least temporarily.

By the end of the reporting period, however, the agreement seemed on the verge of unraveling. Greek legislative elections in May left no single party with enough seats to form a government, and none of the parties were able to form a ruling coalition. As Greece headed toward a second election in June, investors worried about the strength of a political party opposed to the negotiated bailout. Even more worrisome, in May 2012, Spain nationalized Bankia SA bank, putting more than $19 billion euros into the bank after it suffered heavy losses from property loans. The move refocused investor attention on Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Moreover, news reports indicated that Greeks and Spaniards were pulling money from their country’s banks in favor of German and Swiss banks. By mid-June, analysts were openly discussing the possibility of a crisis within the European banking system.

The U.S. economy reported relatively solid news.

For most of the period, U.S. economic data remained moderately positive. After a disappointing reading for second-quarter 2011 GDP growth, reported GDP came in at a 1.8% annualized rate in the third quarter of 2011 and then accelerated to a 3.0% annualized rate in the fourth quarter. Although GDP growth slowed to a 1.9% annualized rate in the first quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe. Moreover, the major U.S. banks appeared to have taken steps toward repairing their balance sheets; in March 2011, prior to the reporting period, the Federal Reserve (Fed) announced that 15 of the 19 major banks had passed a “stress test,” in which the Fed attempted to gauge whether the banks could survive a severe recession that included a 50% drop in the stock market and a 21% percent decline in housing prices.

The main piece of negative economic data was the unemployment rate, which remained at relatively high levels throughout the period. Although the unemployment rate declined—from 9.0% in May 2011 to 8.2% in May 2012—at least part of the decline could be attributed to a decline in the labor force because people are only counted as unemployed if they are officially looking for work. Toward the end of the period, data indicated that the U.S. economy was adding fewer jobs than expected, leading to concerns that the country’s economic growth was slowing.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In the second quarter of 2011, the Fed completed its second round of monetary stimulus, in which it had planned to purchase $600 billion in long-term U.S. Treasuries as well as reinvest an additional $250 billion to $300 billion in Treasuries with the proceeds from earlier investments. Even though the

By mid-June, analysts were openly discussing the possibility of a crisis within the European banking system.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system.

4	Wells Fargo Advantage Equity Gateway Funds	Letter to Shareholders (Unaudited)

Fed seemed to rule out further monetary stimulus, it remained accommodative. In early August 2011, in response to extreme market volatility and signs of a weakening economy, the Fed announced its intention to keep interest rates low until at least mid-2013—a timeline that was later revised to late 2014 following the FOMC meeting in January 2012.

At the beginning of the period, the ECB had a key rate of 1.25% but raised it to 1.50% in July 2011 in an attempt to keep inflation in check. Later, in response to weakness in the southern European economies, the ECB lowered its key rate to 1.25% in November 2011 and to 1.0% in December 2011. In August 2011, after a sell-off in the sovereign debts of Spain and Italy, the ECB announced plans to purchase the debt of those countries in exchange for increased deficit reduction. The ECB also continued to provide virtually unlimited liquidity for European banks, announcing its Long-Term Refinancing Operation in December 2011 through which it provided low-cost, three-year loans to lenders.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	5

Notice to Shareholders

The Board of Trustees has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund1

INVESTMENT OBJECTIVE

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Cooke & Bieler, L.P.

PORTFOLIO MANAGERS

Daren C. Heitman, CFA

Steve Lyons, CFA

Michael M. Meyer, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

FUND INCEPTION

May 15, 1990

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(5.23)%
Russell 1000® Value Index[2]	(3.88)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.15% for Class A. The Fund’s gross and net expense ratios are 1.31% and 1.15%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

3.

The chart compares the performance of the Wells Fargo Advantage C&B Large Cap Value Fund Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	7

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2012, due to unfavorable stock selection, primarily in health care, information technology, and consumer staples. Lack of exposure to utilities, the strongest-performing sector, also hurt relative returns.

■

Sector allocation decisions aided relative results as the Fund benefited from underweights to the financials and energy sectors and overweights to the consumer discretionary and consumer staples sectors.

■	We remain committed to our core investment principles of rigorously researching and prudently investing in financially strong businesses with sound and enduring franchises at attractive prices.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
Omnicom Group Incorporated	4.08%
State Street Corporation	3.97%
NVR Incorporated	3.80%
Johnson & Johnson Services Incorporated	3.54%
American Express Company	3.50%
Illinois Tool Works Incorporated	3.30%
JPMorgan Chase & Company	3.23%
Exxon Mobil Corporation	3.23%
Colgate-Palmolive Company	3.21%
Lam Research Corporation	3.14%

The positive effects of favorable sector allocation decisions helped offset the negative effects of stock selection decisions.

The old stock market saying “sell in May and go away” came true once again this year. Investors’ fears of economic weakness and concerns about the European debt issues regained strength in May 2012 when the Russell 1000 Value Index posted a 5.86% loss in the month, erasing much of the index’s gain for the first part of the year. Worries about economic growth were present throughout the 12-month reporting period, leading to weaker returns for economically sensitive stocks, as well as a decline in the price of oil and energy-related stocks. By contrast, relatively defensive utilities and consumer staples stocks posted gains for the reporting period.

Against this backdrop, the Fund lagged its benchmark during the period. The primary culprits in the Fund’s underperformance were unfavorable stock selection, primarily in the health care sector, and the lack of exposure to the utilities sector. We believe that investing in utilities stocks is an expensive way to purchase relative stability given the stocks’ high price/earnings multiples compared with historical standards and the modest growth prospects of utilities companies. Overall sector positioning contributed to relative performance. Specifically, an underweight position in financials and energy stocks and an overweight allocation to consumer discretionary and consumer staples stocks were major contributors.

While we pride ourselves on our ability to pick stocks and believe it is our primary core competency, we also recognize the up-and-down nature of market cycles and humbly accept that we will not outperform every year. We continue to have a great deal of confidence in our longstanding investment philosophy and our rigorous research process, and we remain committed to our investment principles of investing in financially strong businesses with sound and enduring franchises at attractive prices.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

SECTOR DISTRIBUTION[5] (AS OF MAY 31, 2012)

Contributors during the 12-month period included commercial bank The PNC Financial Services Group, Incorporated; beverage alcohol producer and distributor Diageo plc; restaurateur McDonald’s Corporation; household products firm Colgate-Palmolive Company; and commercial services firm Cintas Corporation, North America’s largest work uniform supplier. Significant laggards included retailer Best Buy Company, Incorporated; consumer staples company Avon Products, Incorporated; diversified financial services firms JPMorgan Chase & Company and Bank of America Corporation; and money transfer and payment servicer The Western Union Company.

Our research pipeline generated a number of new ideas during the 12-month period.

In addition to adding to existing holdings, we also established new positions in metal packaging supplier Ball Corporation; brokerage and investment firm Charles Schwab Corporation; independent energy company Devon Energy Corporation; financial services company The PNC Financial Services Group, Incorporated; tobacco industry holdings company Philip Morris International, Incorporated; consumer packaging and goods provider The Procter & Gamble Company; insurance holdings company The Progressive Corporation; and packaging and container manufacturer Rock-Tenn Company.

To make room for these new positions, we eliminated The Chubb Corporation, Kimberly-Clark Corporation, Tyco International Limited, and VF Corporation, as they had reached our price targets. We also eliminated Allstate Corporation due to our belief that The Progressive Corporation may be a better long-term investment in the auto insurance industry. We also sold commercial services company Avery Dennison Corporation on questions about management’s strategy and what we believe was overall quality of the business.

The U.S. economy is still growing but continues to face challenges.

The U.S. economy is growing but faces challenges from continuing deleveraging, fiscal constraints, and political uncertainty at home and abroad. The health of corporate America has improved, and the U.S. banking system has largely recovered and recapitalized. However, the eurozone’s ability, or lack thereof, to resolve economic and financial issues remains a wildcard. Because the companies within the Fund generate approximately 20% of weighted sales in European economies and because of the portfolio’s modest exposure to commodities and Asia’s infrastructure build, we believe the Fund has limited direct and indirect exposure to the fallout of the eurozone’s financial and economic situation.

After its recent decline, the stock market appears attractively valued to us based on reasonable expectations for growth in both corporate profits and the broader economy. We believe that high-quality companies—those with sustainable business models and strong balance sheets—will have an earnings advantage in the current uncertain environment, an advantage that we believe is not reflected in current equity valuations. We also believe that company-specific fundamentals will most likely drive stock returns in the future more than has been the case in the recent past, notwithstanding the market’s latest bout of an excess focus on macroeconomic issues. We remain committed to investing in what we believe are financially strong, competitively advantaged companies that have attractive underlying business models. We believe that companies with these characteristics are built to last, and this approach allows us to maintain the long-term investing perspective we believe that is so valuable during volatile and uncertain times.

5.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	9

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (CBEAX)	07/26/2004	(2.65)	(10.67)	(3.68)	2.82	3.32	(5.23)	(2.53)	3.44	1.31%	1.15%
Class B (CBEBX)**	07/26/2004	(2.06)	(10.84)	(3.70)	2.90	2.94	(5.84)	(3.24)	2.90	2.06%	1.90%
Class C (CBECX)	07/26/2004	1.99	(6.81)	(3.23)	2.69	2.99	(5.81)	(3.23)	2.69	2.06%	1.90%
Administrator Class (CBLLX)	07/26/2004					3.43	(4.90)	(2.34)	3.61	1.15%	0.95%
Institutional Class (CBLSX)	07/26/2004					3.58	(4.72)	(2.06)	3.84	0.88%	0.70%
Investor Class (CBEQX)	05/15/1990					3.38	(5.17)	(2.53)	3.43	1.38%	1.20%
Russell 1000 Value Index						5.62	(3.88)	(3.59)	4.15

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class. Historical performance shown for Class A, Class B and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B and Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

10	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified Equity Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISERS FOR MASTER PORTFOLIOS

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

SSgA Funds Management

Systematic Financial Management, L.P.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA

Christian L. Chan, CFA

Andrew Owen, CFA

FUND INCEPTION

December 31, 1988

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(5.91)%
Diversified Equity Composite Index[2]	(4.87)%
S&P 500 Index[3]	(0.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.25% for Class A. The Fund’s gross and net expense ratios are 1.40% and 1.25%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway blended fund that invests all its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

Source: Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 25% in the S&P 500® Index, 25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 15% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia and the Far East), and 10% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage Diversified Equity Fund Class A shares for the most recent ten years with the S&P 500 Index and the Diversified Equity Composite Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	11

Wells Fargo Advantage Diversified Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed both the Diversified Equity Composite and the S&P 500 Index for the 12-month period that ended May 31, 2012.

■	The Fund invests in a number of underlying portfolios that are diversified across equity styles and geographic regions.

■

The Fund’s large-cap growth segment outperformed the composite benchmark and the S&P 500 Index. The Fund’s international segment lagged the composite benchmark and the S&P 500 Index by the widest margin. The large-cap value and small-cap segments also lagged.

U.S. equities were the best of a bad lot.

The 12-month period that ended May 31, 2012, was characterized not only by wide swings in global equity markets but also by wide divergence in returns across market segments. The MSCI All Country World Index5, the broadest index of global equities, gyrated in a 25% range throughout the period. Roughly 19 percentage points separated the returns of U.S. stocks and developed foreign stock indexes. Six percentage points separated the returns of large-cap and small-cap U.S. stock indexes, and five percentage points separated the returns of U.S. growth and value stock indexes. Therefore, asset allocation played a significant role in determining the performance of diversified global equity funds during the period.

TEN LARGEST EQUITY HOLDINGS[6] (AS OF MAY 31, 2012)
Apple Incorporated	3.44%
Exxon Mobil Corporation	1.40%
Google Incorporated Class A	1.25%
General Electric Company	1.03%
JP Morgan Chase & Company	0.88%
Qualcomm Incorporated	0.86%
AT&T Incorporated	0.84%
Pfizer Incorporated	0.82%
Chevron Corporation	0.79%
eBay Incorporated	0.76%

Despite continuing lackluster reports on gross domestic product growth and employment, U.S. corporate profit growth was robust, and U.S. large-cap growth equities fared best. The S&P 500 Index, including dividends, posted a narrow loss of 0.41%. The Fund’s large-cap value portfolios did not fare as well. All three underperformed the Russell 1000® Value Index. In particular, the equity value portfolio was hit hard in the third quarter of 2011, but its performance has improved in recent months. Riskier small-cap stocks were hit harder: The Russell 2000® Index7 surrendered 8.9%. But, the Fund’s U.S. small-cap portfolios, while hurt like most small-cap funds, outperformed the Russell 2000 Index as a group.

Foreign equities fell prey to the longstanding problems in Europe and economic slowing in China. The MSCI EAFE Index8 plunged 20.5%, including dividends, and the MSCI Emerging Markets Index dropped 20.3%. Consistent with this pattern, the Fund’s underlying international portfolios were the biggest decliners. However, the international growth portfolio bucked the trend with a much narrower loss than the MSCI EAFE Index, and the Fund’s international portfolios outperformed the MSCI EAFE Index as a group.

5.	The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

6.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

8.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

12	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified Equity Fund (continued)

There have been no changes in Fund composition.

There were no changes made to the lineup of underlying portfolios in which the Fund invests during the period. The Fund’s overall asset allocation remains 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend, 25% in U.S. large-cap growth, 10% in U.S. small cap, and 15% in international portfolios.

SECTOR DISTRIBUTION[9] (AS OF MAY 31, 2012)

Equities may offer better value.

Lackluster economic growth and the European debt crisis have been driving investors away from equity funds and into the relative safety of government bonds for some time, and this trend has continued in recent months. As a result, yields offered in government bonds have been pushed to record lows in some countries, including the U.S. At such levels, we see little value—and potentially significant risk—in bonds.

In contrast, global equities—especially the companies that we believe to be of high-quality—offer decent investment value and are far more attractive than bonds on a relative valuation basis. In the U.S., for example, the current earnings yields on equities exceed the yields on government bonds by margins that have not been seen consistently since the late 1970s.

9.	Sector distribution is subject to change and represents the aggregate sector distribution of the master portfolios which is calculated based on aggregate total long-term investments of the master portfolios.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	13

Wells Fargo Advantage Diversified Equity Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[10]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[11]
Class A (NVDAX)	05/02/1996	(2.13)	(11.32)	(3.72)	2.38	3.84	(5.91)	(2.57)	2.98	1.40%	1.25%
Class B (NVDBX)**	05/06/1996	(1.55)	(11.61)	(3.77)	2.45	3.45	(6.61)	(3.30)	2.45	2.15%	2.00%
Class C (WFDEX)	10/01/1998	2.46	(7.62)	(3.30)	2.21	3.46	(6.62)	(3.30)	2.21	2.15%	2.00%
Administrator Class (NVDEX)	11/11/1994					3.97	(5.67)	(2.32)	3.24	1.24%	1.00%
Diversified Equity Composite Index						4.34	(4.87)	(1.72)	4.55
S&P 500 Index						6.23	(0.41)	(0.92)	4.14

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

10.	Reflects the expense ratios as stated in the most recent prospectuses.

11.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

14	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified Small Cap Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISERS FOR MASTER PORTFOLIOS

Peregrine Capital Management, Inc.

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Thomas C. Biwer, CFA

Christian L. Chan, CFA

Andrew Owen, CFA

FUND INCEPTION

December 31, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Administrator Class	(8.11)%
Russell 2000® Index[2]	(8.88)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.00%. The Fund’s gross and net expense ratio is 1.43% and 1.00%, respectively, for Administrator Class shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway blended fund that invests all its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

3.

The chart compares the performance of the Wells Fargo Advantage Diversified Small Cap Fund Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical $1,000,000 investment in Administrator Class shares and reflects all operating expenses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	15

Wells Fargo Advantage Diversified Small Cap Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000® Index, for the 12-month period that ended May 31, 2012.

■	The Fund invests in four underlying portfolios that are diversified across small-cap equity styles. Three of those portfolios outperformed the Russell 2000 Index during the period.

■	The Fund’s investment in Wells Fargo Advantage Emerging Growth Portfolio was a standout performer, beating the benchmark by a wide margin.

U.S. equities were the best of a bad lot.

The 12-month period that ended May 31, 2012, was characterized not only by wide swings in global equity markets but also by wide divergence in returns across market segments. The broadest index of global equities gyrated in a 25% range throughout the period. Roughly 19 percentage points separated the returns of U.S. stocks and developed foreign stock indexes. Six percentage points separated the returns of large-cap and small-cap U.S. stock indexes, and five percentage points separated the returns of U.S. growth and value stock indexes. Therefore, asset allocation played a significant role in determining the performance of diversified global equity funds during the period.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
Interoil Corporation	1.95%
Randgold Resources Limited ADR	1.42%
OSI Systems Incorporated	1.03%
Akorn Incorporated	0.87%
Chimera Investment Corporation	0.80%
Endologix Incorporated	0.79%
Life Time Fitness Incorporated	0.71%
Gentex Corporation	0.70%
Argo Group International Holdings Limited	0.68%
Hanesbrands Incorporated	0.65%

Despite continuing lackluster reports on gross domestic product growth and employment, U.S. corporate profit growth was robust. Market sentiment swung back and forth dramatically, triggering “risk-on” and “risk-off” trades across global markets. With more numerous “risk-off” periods, small-cap stocks, generally considered riskier than large caps, were hit hard. The Russell 2000 Index surrendered 8.9% for the period.

While the Fund’s four underlying small-cap portfolios suffered losses like most other small-cap funds, three of the four portfolios outperformed the Russell 2000 Index. The Wells Fargo Advantage Emerging Growth Portfolio was a particularly strong performer, thanks to superior stock selection in the health care and energy sectors. Conversely, the Wells Fargo Advantage Small Company Growth Portfolio lagged the Russell 2000 Index, and detracted from the Fund’s performance during the period. Specifically within the Wells Fargo Advantage Small Company Growth Portfolio, the positive effect of stock selection in the information technology sector was offset by an underweight to the strong performing financials sector and weaker stock selection in the industrials sector.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

7.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

16	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Diversified Small Cap Fund (continued)

From a broader perspective, large-cap U.S. equities fared better. The S&P 500 Index5, including dividends, posted a narrow loss of 0.41%. Foreign equities fell prey to the longstanding problems in Europe and economic slowing in China. The MSCI EAFE Index6 plunged 20.5%, including dividends, and the MSCI Emerging Markets Index7 dropped 20.3%.

There have been no changes in Fund composition.

There were no changes made to the lineup of underlying portfolios in which the Fund invested during the period. The Fund’s overall asset allocation remains 50% in U.S. small-cap value portfolios and 50% in U.S. small-cap growth portfolios.

SECTOR DISTRIBUTION[8] (AS OF MAY 31, 2012)

Equities may offer better value.

Lackluster economic growth and the European debt crisis have been driving investors away from equity funds and into the relative safety of government bonds for some time, and this trend has continued in recent months. As a result, yields offered in government bonds have been pushed to record lows in some countries, including the U.S. At such levels, we see little value—and potentially significant risk—in bonds.

In contrast, global equities—especially the companies that we believe to be of high-quality—offer decent investment value and are far more attractive than bonds on a relative valuation basis. In the U.S., for example, the current earnings yields on equities exceed the yields on government bonds by margins that haven’t been seen consistently since the late 1970s.

8.	Sector distribution is subject to change and represents the aggregate sector distribution of the master portfolios which is calculated based on aggregate total long-term investments of the master portfolios.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	17

Wells Fargo Advantage Diversified Small Cap Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

						Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	Gross	Net[10]
Administrator Class (NVDSX)	12/31/1997	3.55	(8.11)	(1.09)	5.51	1.43%	1.00%
Russell 2000 Index		4.06	(8.88)	(0.73)	5.94

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

9.	Reflects the expense ratios as stated in the most recent prospectus.

10.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amount shown above. Without this cap, the Fund’s returns would have been lower.

18	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Emerging Growth Fund1

The Fund is closed to new investors2.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

FUND INCEPTION

January 31, 2007

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(5.18)%
Russell 2000® Growth Index[3]	(9.46)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.37% for Class A. The Fund’s gross and net expense ratios are 3.04% and 1.37%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	Please see the Statement of Additional Information for further details.

3.	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

4.

The chart compares the performance of the Wells Fargo Advantage Emerging Growth Fund Class A shares for the life of the Fund with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	19

Wells Fargo Advantage Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark, the Russell 2000® Growth Index, during the 12-month period that ended May 31, 2012. This outperformance was driven primarily by stock selection across multiple sectors, particularly health care, energy, and industrials.

■

In response to a slow-growth domestic economic environment and persistent European financial concerns, our fundamental research focused on what we believe were high-quality companies with the ability to sustain strong revenue and earnings growth in the face of these headwinds.

The global economic environment remained uncertain.

Low interest rates, a gradually recovering economy, and historically low share valuations are typically positive for growth stocks. Generally, the U.S. economic recovery has broadened with multiple positive data points: improvement in unemployment and housing, strong corporate balance sheets, and the recent drop in energy prices. However, a number of macroeconomic risks—including weakening European economies, moderating growth in China, general uncertainty regarding health care reform, political elections, and the potential 2013 “fiscal cliff”, which describes the possible effect of higher taxes resulting from the expiration of several tax laws and the implementation of federal spending reduction measures—have added to global economic uncertainty in recent months. These macro risks outweighed the improvement in the U.S. economy and led to negative absolute performance for small-cap stocks in general. Although stock correlations remain relatively high, they have declined, making skilled stock selection in our opinion even more critical to producing outperformance. Against this backdrop, we believe small-cap growth stocks that meet our criteria for robust, sustainable, and underappreciated growth should be well positioned to deliver going forward.

TEN LARGEST EQUITY HOLDINGS[5] (AS OF MAY 31, 2012)
Akorn Incorporated	3.54%
Align Technology Incorporated	2.43%
Endologix Incorporated	2.38%
Life Time Fitness Incorporated	2.24%
Volcano Corporation	2.17%
BJ’s Restaurants Incorporated	2.14%
SolarWinds Incorporated	2.10%
Titan Machinery Incorporated	2.07%
Financial Engines Incorporated	2.06%
Wright Express Corporation	2.01%

Stock selection across multiple sectors drove Fund performance.

When we review the Fund’s performance relative to its benchmark, we expect its total return to reflect individual stock selection rather than macroeconomic factors. Accordingly, we were pleased to see that in spite of the difficult macroeconomic environment, the Fund’s relative outperformance over the benchmark during this period was driven by stock selection across numerous sectors—primarily health care, energy, and industrials.

In the health care sector, we focused on companies with innovative products that can reduce overall health care costs that we believe can generate robust, sustainable growth regardless of the economic climate. Top contributors from the sector included generic pharmaceutical manufacturer Akorn, Incorporated; portable ultrasound manufacturer SonoSite, Incorporated; pharmacy benefit manager Catalyst Health Solutions, Incorporated; and endovascular surgery product manufacturer Endologix, Incorporated. In the energy holdings, outperformance was driven by Bakken Resources, Incorporated; shale oil-and-gas producer Brigham Exploration Company; and Permian Basin oil producer Approach Resources, Incorporated. In industrials, outperformance was driven by liquid natural gas storage manufacturer Chart Industries, Incorporated, and printing solutions provider InnerWorkings, Incorporated.

5.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

20	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Emerging Growth Fund (continued)

Consumer discretionary detracted from Fund performance during the period, as some of our holdings faced a challenging retail environment coupled with disappointing execution of their business plans. Specifically, handbag and accessory retailer Vera Bradley, Incorporated, and online photography marketer Shutterfly, Incorporated, were both performance detractors.

We seek stocks with robust and sustainable growth that is underestimated by the market.

Throughout the period, we remained true to our bottom-up investment process. Our primary goal is to invest in companies where we believe growth is robust, sustainable, and underestimated by the market. Through experience, we have learned that companies exhibiting these characteristics tend to be the most successful stocks because valuation is largely a function of the rate and sustainability of growth.

SECTOR DISTRIBUTION[6] (AS OF MAY 31, 2012)

For example, our fundamental research identified just such a company in Akorn. We saw significant underestimated earnings power in the company’s business model as the market did not fully realize the benefits of Akorn’s broad generics pipeline. In addition, the company continued to strengthen its position in the hospital injectible market. As a validation of our thesis, the fiscal year 2013 consensus earnings-per-share estimates have risen nearly 45% over the past 12 months on a 42% revision in sales, and the shares have nearly doubled. Despite strong interest in the stock, we believe Akorn’s deep pipeline remains underappreciated, and we expect strong top-line growth to drive earnings in 2013.

Our strict sell discipline is as critical as our stock selection process. When a company’s growth prospects threaten to fall short of market expectations, we tend to quickly reduce or exit our position, as we recently did with property management software company RealPage, Incorporated. When our diligence indicated a lower-than-expected uptake of new lease offerings, we believed it could be a leading indicator of shortfalls in other product modules. In turn, we started to question RealPage’s ability to maintain its robust revenue and earnings growth. Consequently, we sold the stock, thereby avoiding a dramatic share price decline and helping to minimize our losses.

We will continue to consistently implement our bottom-up investment process.

While the domestic economic recovery stayed on track, equities generally underperformed during the 12-month period due to a variety of challenging macro issues, including the European financial crisis, moderating growth in China, uncertainty over the elections, and the potential fiscal cliff. However, we believe the market is poised to move higher as investors and companies gain further clarity on these issues in the period ahead; valuations do not appear demanding at this point.

Company fundamentals will also need to continue to improve in order for the broader market indexes to reach higher levels. Market performance will likely be led by companies that can achieve strong revenue and earnings growth as well as margin preservation amid this uncertainty. In this environment, we believe emerging growth companies that meet our criteria for robust, sustainable, and underappreciated growth should have a distinct advantage in the eyes of investors.

6.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	21

Wells Fargo Advantage Emerging Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[9]
Class A (WEMAX)	03/31/2008	(2.38)	(10.63)	1.41	3.13	3.58	(5.18)	2.62	4.28	3.04%	1.37%
Class C (WEMCX)	03/31/2008	2.17	(6.85)	1.86	3.52	3.17	(5.85)	1.86	3.52	3.79%	2.12%
Administrator Class (WFGDX)	01/31/2007					3.72	(4.99)	2.86	4.54	2.88%	1.20%
Institutional Class (WEMIX)	03/31/2008					3.84	(4.73)	3.09	4.75	2.61%	0.90%
Investor Class (WFGTX)	01/31/2007					3.51	(5.20)	2.60	4.27	3.11%	1.44%
Russell 2000 Growth Index						3.24	(9.46)	0.86	2.26

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

22	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Equity Value Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Systematic Financial Management, L.P.

PORTFOLIO MANAGERS

D. Kevin McCreesh, CFA

Ronald M. Mushock, CFA

FUND INCEPTION

August 29, 2003

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(10.69)%
Russell 1000® Value Index[2]	(3.88)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.24% for Class A. The Fund’s gross and net expense ratios are 1.32% and 1.24%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

3.

The chart compares the performance of the Wells Fargo Advantage Equity Value Fund Class A shares for the life of the Fund with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	23

Wells Fargo Advantage Equity Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund underperformed the Russell 1000® Value Index during the 12-month period that ended May 31, 2012. During the period, investors focused on macroeconomic concerns while largely ignoring company-specific fundamentals, and our bottom-up stock selection strategy suffered as a result.

■

Our overweight to the materials sector detracted from relative results, as did underweights to the utilities and consumer staples sectors. Stock selection within the information technology and materials sectors hurt relative results, while stock selection in the consumer discretionary sector aided relative results.

■

We remain focused on companies that we believe offer a combination of good valuation and improving fundamentals. Many of the companies in the portfolio have seen continued earnings growth, but macroeconomic fears caused their price/earnings (P/E) multiples to fall. While our bottom-up, company-specific focus was not rewarded during the period, we remain optimistic about the Fund’s potential to outperform over time.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
General Electric Company	4.32%
Discover Financial Services	3.92%
Pfizer Incorporated	3.90%
Chevron Corporation	3.47%
AT&T Incorporated	3.24%
PNC Financial Services Group Incorporated	3.18%
Macy’s Incorporated	2.93%
Foot Locker Incorporated	2.78%
JPMorgan Chase & Company	2.76%
UnitedHealth Group Incorporated	2.62%

Investors were primarily focused on macroeconomic events for most of the period.

The equity market declined during the 12-month period as the ongoing turmoil in Europe took center stage, save for a brief interlude in the first quarter of 2012. While corporate earnings have continued to rise in the U.S., fears about the possible breakup of the eurozone or the beginning of another global recession prompted investors to reduce the P/E multiple they were willing to pay for economically sensitive stocks. Stock prices moved in the opposite direction of corporate earnings in the third quarter of 2011, a historically unusual decoupling. The positive relationship between stock prices and earnings is a key tenet of our investment discipline, and the environment was thus a difficult one for our strategy.

Stock prices and earnings recoupled in the first quarter of 2012, but macroeconomic fears surrounding the eurozone returned in April and May, and stock prices declined even as earnings generally remained steady.

Our positioning throughout the period was generally procyclical, as we believed that the economic recovery in the U.S. was sustainable and that we were most likely in the early to middle innings of the economic expansion. Our overweight to the materials sector and underweights to the utilities and consumer staples sectors reflected this view but unfortunately detracted from relative performance in the fear-driven macroeconomic environment.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

24	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Equity Value Fund (continued)

SECTOR DISTRIBUTION[5] (AS OF MAY 31, 2012)

Among individual stocks, our position in miner Freeport-McMoRan Copper & Gold, Incorporated detracted from performance as commodity prices slid on fears of a global slowdown or recession. Atmel Corporation, which makes semiconductor controllers found in a variety of electronic and industrial devices, also detracted as the stock slid on worries about the effect of a global economic slowdown on semiconductor demand. Among contributors, Macy’s, Incorporated, outperformed on strong same-store sales and improved earnings estimates from Wall Street analysts. Another outperformer was UnitedHealth Group, Incorporated, one of the largest and most diversified managed care organizations in the U.S. The stock benefited as the company posted strong membership growth while managing to keep costs in check.

The portfolio became somewhat less procyclical and more U.S.-facing as international economies deteriorated.

The portfolio is constructed on a bottom-up, stock-by-stock basis with a goal of outperforming the benchmark due to stock selection as opposed to large sector bets. As a result, changes to the portfolio are driven by the relative attractiveness of individual stocks based upon a combination of valuation and underlying business fundamentals. As international economies slowed down, particularly relative to the economy here in the U.S., at the margin the portfolio became more focused on companies with a larger domestic component to their business. The largest weighting changes were a decrease of approximately 5.5% in our relative information technology weighting and relative increases of approximately 3.2% in consumer staples, 2.5% in utilities, and 2.2% in health care.

We are optimistic about the Fund’s potential to outperform.

Investors remain focused on the issues in Europe and concerned about the prospects for the global economy, which could cause the stock markets to remain choppy in the near term. However, we believe that our bottom-up, company-by-company research is consistent with an outlook for sustained, albeit muted, economic growth in the quarters ahead. We further believe that we are still in the middle innings of the economic expansion, just 10 quarters into a recovery that may well last for the typical 20–25 quarters seen in the past. We believe that if investors gain confidence in a stable economy, the trading volatility of the past 12 months that created such a difficult environment for active investment strategies should recede and allow company-specific fundamentals to once again serve as the primary driver of stock prices. We continue to believe that stock prices will track corporate earnings and fundamentals in the longer term and that our time-tested investment discipline will be rewarded in the future as it has been in the past.

5.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	25

Wells Fargo Advantage Equity Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[8]
Class A (WLVAX)	08/29/2003	(2.07)	(15.83)	(5.81)	3.59	3.91	(10.69)	(4.69)	4.29	1.32%	1.24%
Class B (WLVBX)**	08/29/2003	(1.51)	(16.38)	(5.89)	3.68	3.49	(11.38)	(5.38)	3.68	2.07%	1.99%
Class C (WLVCX)	08/29/2003	2.55	(12.37)	(5.41)	3.51	3.55	(11.37)	(5.41)	3.51	2.07%	1.99%
Class R (WLVRX)	08/26/2011					3.75	(10.96)	(4.89)	4.07	1.57%	1.49%
Administrator Class (WLVIX)	08/29/2003					3.98	(10.58)	(4.43)	4.57	1.16%	1.00%
Institutional Class (WLVSX)	08/31/2006					4.06	(10.30)	(4.21)	4.73	0.89%	0.75%
Russell 1000 Value Index						5.62	(3.88)	(3.59)	5.22

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for Class R shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

26	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Index Fund1

INVESTMENT OBJECTIVE

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Golden Capital Management, LLC

PORTFOLIO MANAGERS

Weidong Li, CFA

Brad Ursillo, CFA

FUND INCEPTION

February 14, 1985

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(0.95)%
S&P 500 Index[2]	(0.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.56% for Class A. The Fund’s gross and net expense ratios are 0.68% and 0.56%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Index Fund Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	27

Wells Fargo Advantage Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	Consistent with its objective, the Fund performed nearly in line with its benchmark, the S&P 500 Index, during the 12-month period that ended May 31, 2012.

■	The broad market followed a volatile path during this period and ended roughly flat.

■	The information technology (IT) sector contributed the most to total return, while the energy and financials sectors detracted the most.

The Fund’s objective is to approximate the performance of its benchmark, the S&P 500 Index (before fees and expenses). The portfolio management team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible. As a result, the Fund’s performance should closely align with that of the index. The management team periodically rebalances the portfolio in order to reflect the ongoing changes in index constituents and index weights. Consistent with the Fund’s objective, the Fund generated returns similar to those of the benchmark during the period.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
Apple Incorporated	4.76%
Exxon Mobil Corporation	3.27%
International Business Machines Corporation	1.97%
Microsoft Corporation	1.92%
AT&T Incorporated	1.79%
General Electric Company	1.78%
Chevron Corporation	1.72%
Procter & Gamble Company	1.51%
Johnson & Johnson Services Incorporated	1.51%
Coca-Cola Company	1.49%

The broad market followed a volatile path during the 12-month reporting period and ended roughly flat. Optimism about a modest U.S. economic recovery and a perceived abatement of liquidity strains across Europe’s sovereign credit market soon gave way to concerns about economic stagnation within the U.S. and the potential financial contagion should Greece leave the euro. Political tensions—from gridlocked Washington to a seemingly paralyzed Europe—and numerous sovereign credit downgrades—most notably in the U.S.—left skittish investors even more risk-averse. Across the board, investors generally showed a preference for lower-beta5, dividend-yielding stocks.

Against this backdrop of uncertainty and volatility, investors avoided some economically sensitive sectors such as energy and materials and favored more defensive sectors such as utilities and consumer staples.

The largest contribution to positive returns came from the IT sector, which has a considerable weight in the Fund. The return was significantly attributable to the considerable appreciation of computer company Apple, Incorporated, whose products remained wildly popular worldwide despite constrained consumer spending. Within that same sector, software provider Microsoft Corporation and IT services provider International Business Machines Corporation posted healthy returns that also contributed to benchmark returns. The consumer discretionary and consumer staples sectors also boosted total returns. Meaningful contributors within these sectors included home improvement retailer The Home Depot, Incorporated, and tobacco manufacturer Philip Morris International, Incorporated. Telecommunication services giant AT&T, Incorporated also fared well during the period. On an absolute basis, travel services company Expedia, Incorporated’s stock delivered the highest return within the portfolio, followed by Apple.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

5.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

28	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Index Fund (continued)

SECTOR DISTRIBUTION[6] (AS OF MAY 31, 2012)

Negative returns in the energy, financials, industrials, and materials sectors detracted from total Fund performance, particularly so for energy and financials. One noteworthy individual detractor within the energy sector included oilfield services firm Schlumberger Limited. Within the financials sector, many large firms such as Bank of America Corporation, Citigroup, Incorporated, and JPMorgan Chase & Company posted significant price declines, weighing on total return. Investors worried that many of these large financial services firms faced serious revenue headwinds within a stricter regulatory environment as well as lingering, costly issues related to the mortgage market. On an absolute basis, First Solar, Incorporated’s stock lost most of its value during the period, delivering the worst return within the portfolio.

6.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	29

Wells Fargo Advantage Index Fund (continued)

AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (WFILX)**	11/04/1998	(0.18)	(6.64)	(2.58)	2.96	5.90	(0.95)	(1.42)	3.57	0.68%	0.56%
Class B (WFIMX)**	11/03/1998	0.54	(6.40)	(2.45)	3.03	5.54	(1.68)	(2.16)	3.03	1.43%	1.31%
Class C (WFINX)**	04/30/1999	4.52	(2.67)	(2.16)	2.80	5.52	(1.67)	(2.16)	2.80	1.43%	1.31%
Administrator Class (WFIOX)	02/14/1985					6.08	(0.63)	(1.15)	3.84	0.37%	0.25%
Investor Class (WFIRX)	07/16/2010					5.97	(0.82)	(1.39)	3.62	0.75%	0.45%
S&P 500 Index						6.23	(0.41)	(0.92)	4.14

*	Returns for periods of less than one year are not annualized.

**	Class A, B and C are closed to new investors.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Investor Class. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

8.	Reflects the expense ratios as stated in the most recent prospectuses.

9.	The Adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

30	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage International Value Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

LSV Asset Management

PORTFOLIO MANAGERS

Josef Lakonishok

Puneet Mansharamani, CFA

Menno Vermeulen, CFA

FUND INCEPTION

October 31, 2003

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(21.53)%
MSCI EAFE® Value Index (Net)[2]	(22.62)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50% for Class A. The Fund’s gross and net expense ratios are 1.54% and 1.50%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East Value Index (Net) (MSCI EAFE Value Index (Net)) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the United States & Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage International Value Fund Class A shares for the life of the Fund with the MSCI EAFE Value Index. The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	31

Wells Fargo Advantage International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed the MSCI EAFE Value Index for the 12-month period that ended May 31, 2012. Value stocks trailed growth stocks in the period, with the MSCI EAFE Value Index lagging the MSCI EAFE Growth Index[4] by more than 4%.

■

Both sector and stock selection added value in the period relative to the benchmark. The Fund’s underweight to financials and overweight to consumer staples aided results relative to the benchmark. Stock selection was strong in the industrials and telecommunication services sectors, though it was partially offset by poor selection in the financials sector.

■	The most notable changes in sector weights were a decrease in the allocation to financials and materials and an increase in exposure to telecommunication services and industrials.

TEN LARGEST EQUITY HOLDINGS[5] (AS OF MAY 31, 2012)
Royal Dutch Shell plc Class B	3.17%
Sanofi-Aventis SA	2.25%
AstraZeneca plc	2.12%
Roche Holdings AG	1.73%
Vodafone Group plc	1.70%
BT Group plc	1.69%
Novartis AG	1.61%
Sumitomo Corporation	1.44%
China Petroleum & Chemical Corporation	1.42%
KDDI Corporation	1.39%

The Fund outperformed the benchmark during a volatile period for international markets.

International equity markets tumbled in the period, declining more than 20% in U.S. dollar terms. Equity markets plummeted early on as the European debt crisis intensified, with concerns spreading from Greece to larger countries including Italy and Spain. In addition to the debt crisis, economic growth showed signs of a slowdown in both the developed and emerging markets. While markets regained some of the losses early in 2012, international markets slipped once again at the end of the reporting period as the MSCI EAFE Index6 declined 11.7% in May 2012 alone. The stronger dollar also had a negative impact on absolute returns for U.S. dollar-based investors. Given all the difficulty with the euro, eurozone stock markets posted especially steep declines. Asian markets held up much better. The best-performing parts of the market included relatively defensive sectors such as consumer staples and health care, while economically sensitive sectors such as financials and materials lagged.

Value stocks trailed growth stocks during the period, creating a difficult environment for our deep-value investment style. However, both stock selection and sector allocation added value. The Fund was underweight financials and overweight consumer staples relative to the value benchmark, aiding relative results. The Fund also benefited from particularly good stock selection in the telecommunication services and industrials sectors. Top-contributing stocks included BT Group plc and our underweight to Telefónica in the telecommunication services sector, and Sumitomo Corporation and Maeda Road Construction Company, Limited, in the industrials sector.

Detractors included poor stock selection in the financials sector. An overweight to the materials sector, as well as stock selection within that sector, also detracted from relative returns. Among individual stocks, significant detractors included allocations to financials Crédit Agricole S.A. and KBC Groep NV and German conglomerate ThyssenKrupp AG. In addition, an underweight to telecommunication services firm Vodafone Group plc detracted from performance, as the stock held up well in the weak market.

4.	The Morgan Stanley Capital International Europe, Australasia, and Far East Growth Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the United States & Canada. You cannot invest directly in an index.

5.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

32	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage International Value Fund (continued)

SECTOR DISTRIBUTION[7] (AS OF MAY 31, 2012)

The most significant change in the Fund’s sector exposures over the past 12 months was in the financials sector.

The most significant change in sector exposures during the period was a decrease in the Fund’s weight to financials. We also decreased our exposure to materials. By contrast, we increased the Fund’s exposure to telecommunication services and industrials. While at the beginning of the period the Fund was overweight health care and financials relative to the MSCI EAFE Index, currently the Fund is overweight energy and telecommunication services stocks. We continue to favor the large oil-and-gas companies in the energy sector, while telecommunication services exposure is spread among diversified and wireless telecommunication services companies.

We believe that the Fund remains attractive from a valuation standpoint.

Given the decline in stock prices over the past year and the relatively good earnings and cash flow of the master portfolio’s companies, we believe the master portfolio is trading at extremely attractive multiples. The stocks within the master portfolio, as of May 31, 2012, were trading at an average price of less than nine times forecasted earnings per share and below five times cash flow per share. Even though markets have been difficult for value stocks over the past 12 months, we are optimistic about future opportunities. We believe investors will benefit over time from holding a portfolio of cheap companies with strong earnings and cash flow that are showing tangible signs of improvement.

7.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	33

Wells Fargo Advantage International Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURN8 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[9]
	Inception Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[10]
Class A (WFFAX)	10/31/2003	(11.01)	(26.04)	(10.59)	2.51	(5.58)	(21.53)	(9.52)	3.22	1.54%	1.50%
Class B (WFVBX)**	04/08/2005	(10.96)	(27.15)	(10.85)	2.57	(5.96)	(22.15)	(10.23)	2.57	2.29%	2.25%
Class C (WFVCX)	04/08/2005	(6.98)	(23.14)	(10.23)	2.41	(5.98)	(22.14)	(10.23)	2.41	2.29%	2.25%
Administrator Class (WFVDX)	04/08/2005					(5.52)	(21.37)	(9.33)	3.39	1.38%	1.25%
Institutional Class (WFVIX)	08/31/2006					(5.43)	(21.26)	(9.15)	3.53	1.11%	1.05%
MSCI EAFE Value Index (Net)						(6.65)	(22.62)	(9.17)	3.89

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

8.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

9.	Reflects the expense ratios as stated in the most recent prospectuses.

10.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

34	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Small Company Growth Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

William A. Grierson, CFA

Daniel J. Hagen, CFA

Robert B. Mersky, CFA

James P. Ross, CFA

Paul E. von Kuster, CFA

FUND INCEPTION

December 31, 1982

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(11.18)%
Russell 2000® Growth Index[2]	(9.46)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.45% for Class A. The Fund’s gross and net expense ratios are 1.44% and 1.44%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.

The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Small Company Growth Fund Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	35

Wells Fargo Advantage Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell 2000® Index benchmark for the 12-month period that ended May 31, 2012.

■	Strong stock selection in the consumer and information technology (IT) sectors was offset by weakness in energy and industrials holdings.

■

This period of macroeconomic uncertainty, punctuated by heightened European concerns, has resulted in risk aversion among investors and compressed valuations in the stock market. We believe the Fund stands to benefit over time from its consistent positioning in fast-growing companies trading at attractive valuations.

European concerns served as bookends to the period.

The Russell 2000 Index was near its high at the start of the 12-month period, having rallied strongly following the European growth scare of 2010. As summer 2011 began, however, euro fears again gained traction with investors, causing a more-than-20% decline for the benchmark index and the Fund. Investor optimism rose in the fourth quarter of 2011, however, and stocks rallied strongly—a trend that continued through the first quarter of 2012. Since that time, the European crisis has again come to the fore, for the third consecutive year, causing a sharp decline in U.S. stock prices over the final couple months of the reporting period.

These periods of increased fear and uncertainty regarding global economic growth have been unfavorable for the Fund. The “risk-off trade” generally favors bonds and large-capitalization stocks over smaller, more rapidly growing companies. Conversely, the Fund has performed well during the rallies, when investors have been more willing to seek the higher returns typically available in small-cap growth stocks. This up-and-down pattern seems likely to continue as investors await greater economic clarity.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
SS&C Technologies Holdings	2.17%
OSI Systems Incorporated	2.02%
Hanesbrands Incorporated	1.94%
Cirrus Logic Incorporated	1.91%
Gentex Corporation	1.91%
GNC Holdings Incorporated Class A	1.74%
Omnicell Incorporated	1.71%
Hub Group Incorporated Class A	1.68%
Parametric Technology Corporation	1.68%
LPL Investment Holdings Incorporated	1.68%

High-level fund positioning did not change significantly during the period.

We endeavor to build a portfolio of great small-cap growth stocks capable of delivering strong earnings gains in a variety of economic environments, based on company-specific growth drivers. Lions Gate Entertainment was the Fund’s top contributor to returns during the period as a combination of catalysts—including the exit of an activist shareholder, strong cash flows from its library of movie and TV titles, and the release of the first “The Hunger Games” film—brought renewed investor attention to the name. OSI Systems, Incorporated, a leader in security screening and medical monitoring solutions, was also a significant outperformer. Gains in OSI Systems’ stock were a result of strong adoption of its systems and service model in security and renewed growth and profitability in the medical business. Cirrus Logic, Incorporated’s stock benefited from its strong positioning and growing content in Apple products ahead of major product refresh cycles across multiple devices. Takeover activity also benefited results, as 10 portfolio companies were bought out at attractive premiums. Examples of stocks detracting from performance were C&J Energy Services, Incorporated, which suffered from overcapacity concerns in U.S. pressure pumping; InterMune, Incorporated, where reimbursement concerns in Germany for a recently approved drug caused the stock to underperform; and Primo Water Corporation, whose sales growth of bottled water systems failed to meet our expectations.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

36	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Small Company Growth Fund (continued)

SECTOR DISTRIBUTION[5] (AS OF MAY 31, 2012)

At the end of the period, the Fund’s most notable overweights (relative to the benchmark) included financials, industrials, and IT, while the health care sector was the only notable underweight. This high-level positioning is similar to where the Fund was at the start of the period. All portfolio positioning is a result of our bottom-up process, which is focused on identifying companies we feel have above-average earnings growth potential and attractive valuations.

We remained focused on consistent implementation of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team are the keys to the success of this investment style over time. Looking ahead, we are focused on identifying great growth companies that can navigate the current turbulent investment waters and are capable of producing meaningful outperformance over time.

5.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	37

Wells Fargo Advantage Small Company Growth Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (WFSAX)	01/30/2004	(1.58)	(16.29)	(0.69)	4.62	4.42	(11.18)	0.50	5.24	1.44%	1.44%
Class B (WFSBX)**	01/30/2004	(0.98)	(16.87)	(0.67)	4.69	4.02	(11.87)	(0.26)	4.69	2.19%	2.19%
Class C (WSMCX)	01/30/2004	3.06	(12.85)	(0.23)	4.54	4.06	(11.85)	(0.23)	4.54	2.19%	2.19%
Administrator Class (NVSCX)	11/11/1994					4.55	(10.99)	0.76	5.51	1.28%	1.20%
Institutional Class (WSCGX)	03/31/2008					4.66	(10.78)	0.95	5.61	1.01%	0.95%
Russell 2000 Growth Index						3.24	(9.46)	0.86	5.91

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.45% for Class A, 2.20% for Class B, 2.20% for Class C, 1.20% for Administrator Class and 0.95% for Institutional Class. Without this cap, the Fund’s returns would have been lower.

38	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Small Company Value Fund1

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Peregrine Capital Management, Inc.

PORTFOLIO MANAGERS

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

FUND INCEPTION

June 1, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	(7.44)%
Russell 2000® Value Index[2]	(8.28)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.45% for Class A. The Fund’s gross and net expense ratios are 1.49% and 1.45%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to- book ratios and lower forecasted growth values. You cannot invest directly in an index.

3.

The chart compares the performance of the Wells Fargo Advantage Small Company Value Fund Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	39

Wells Fargo Advantage Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2012.

■

The Fund benefited from strong stock selection, which was boosted by merger and acquisition (M&A) activity. We estimate that 5% of the portfolio holdings (as measured by assets) were takeover targets during the 12-month period, commanding an average premium of 66% over the pre-deal closing price.

■

On a sector basis, the Fund’s main detractor was its allocation to health care stocks. The portfolio’s health care positions lagged as unexpectedly deep cuts in government reimbursement rates created dramatic sell-offs in both the nursing home and home health care industries.

Small-cap stocks gave back some of their performance recovery in a 12-month period that was characterized by high volatility, which was exemplified by several large market swings. We witnessed three distinct performance periods over the 12-month time frame: from May 31, 2011, to October 4, 2011, we saw the Russell 2000 Value Index fall more than 20%; from the early October 2011 bottom through the end of March 2012, the Russell 2000 Value Index rallied more than 35%; and in the final months of the period, we saw the markets fall once again on renewed fears of a credit crisis in Europe, and the Russell 2000 Value Index fell nearly 10%. In aggregate, the Fund outperformed throughout these periods, with the key drivers of performance coming from strong stock selection assisted by M&A activity.

TEN LARGEST EQUITY HOLDINGS[4] (AS OF MAY 31, 2012)
Aeropostale Incorporated	1.56%
EarthLink Incorporated	1.45%
Asbury Automotive Group Incorporated	1.41%
Ameristar Casinos Incorporated	1.38%
Alexander & Baldwin Incorporated	1.36%
Employers Holdings Incorporated	1.36%
Cytec Industries Incorporated	1.32%
SVB Financial Group	1.32%
Iridium Communications Incorporated	1.30%
Hanesbrands Incorporated	1.28%

Large-cap growth stocks led the market during the period as investors sought relative stability amid market volatility.

During the period, small-cap stocks broadly declined as investors moved out of smaller stocks, which tend to be less liquid, and reduced risk by moving into either large-cap stocks or out of the markets entirely, opting for the relative stability of low-yielding bonds. The more cyclical sectors within the small-cap universe sold off the most during the period, which was consistent with investors pricing in the possibility of an economic slowdown. Cyclical companies would tend to display the greatest earnings decline if the economy were to slow. We believe that the possibility of a substantial economic downturn is remote and that small-cap stocks represent a buying opportunity at their recent valuations.

Although small-cap stocks trailed the overall market, the Fund was able to outperform as a result of strong stock selection that helped preserve relative returns in many sectors. Our objective is to invest in all primary economic sectors and then add value through superior stock selection on a sector-by-sector basis. The Fund continued to benefit from strong M&A activity. We estimate that 5% of the portfolio holdings (as measured by assets) were takeover targets during the 12-month period, commanding an average premium of 66% over the pre-deal closing price. We believe that the high premiums paid for the fund’s holdings are a demonstrated result of the low valuations placed on many stocks, which allow an acquiring company to pay a substantial premium to the market price and still make that acquisition immediately accretive to existing earnings or revenues. We believe that the pace of acquisitions is likely to continue because stock valuations remain low and companies are holding large amounts of cash on their balance sheets.

4.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

40	Wells Fargo Advantage Equity Gateway Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Small Company Value Fund (continued)

On a sector basis, some of the Fund’s strongest performance came within the energy sector and in transportation industries. The portfolio’s energy holdings held up extremely well as our focus on domestic oil production and a de-emphasis on natural gas yielded strong absolute performance. The portfolio’s transport names outperformed due to both strong stock selection and positive position-specific activity.

The main detractors were holdings in the health care, materials, and utilities sectors. The portfolio’s health care positions lagged as unexpectedly high levels of cuts in government reimbursement rates created dramatic sell-offs in both the nursing home and home health care industries. Positions within chemicals companies detracted from the Fund’s relative returns within the materials sector, while an allocation to independent power producer GenOn Energy, Incorporated, weighed on results within the utilities sector.

SECTOR DISTRIBUTION[5] (AS OF MAY 31, 2012)

Portfolio turnover was primarily driven by profit taking.

Changes to the Fund’s portfolio were consistent with our strict, value-oriented investment process. Following our sell discipline, we sold stocks that had reached our estimates of fair value relative to their peer groups. M&A activity in the portfolio also drove turnover as holdings that were targets of corporate activity were sold to the acquiring companies.

During the period, we added 47 new positions from different sectors. The number of Fund holdings continued to range between 90 and 110 at any given time, with all of our holdings possessing strong value characteristics.

We remain confident in our deep-value investment philosophy and believe that the Fund is well positioned to benefit from a normal market environment where stock selection may drive outperformance.

We believe that stock valuations remain attractive, which should create a significant opportunity for total returns as markets now seem to be in a normal range with decreased volatility and improving economic health. In our view, the current environment should provide a favorable backdrop for our deep-value investment strategy.

5.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investments of the master portfolio.

Performance Highlights (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	41

Wells Fargo Advantage Small Company Value Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (SCVAX)	01/31/2002	(0.41)	(12.76)	(3.45)	4.67	5.66	(7.44)	(2.30)	5.29	1.49%	1.45%
Class B (SCVBX)**	01/31/2002	0.26	(13.20)	(3.46)	4.72	5.26	(8.20)	(3.00)	4.72	2.24%	2.20%
Class C (SCVFX)	08/30/2002	4.16	(9.20)	(2.99)	4.52	5.16	(8.20)	(2.99)	4.52	2.24%	2.20%
Administrator Class (SCVIX)	01/31/2002					5.72	(7.24)	(2.01)	5.56	1.33%	1.20%
Institutional Class (SCVNX)	07/30/2010					5.81	(7.14)	(1.95)	5.59	1.06%	1.00%
Russell 2000 Value Index						4.87	(8.28)	(2.44)	5.76

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of Wells Fargo Advantage Small Company Value Portfolio, a master portfolio in which the Fund invests, adjusted to reflect Class C expenses. Wells Fargo Advantage Small Company Value Portfolio has a substantially similar investment objective and substantially similar investment strategies as the Fund.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

42	Wells Fargo Advantage Equity Gateway Funds	Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage C&B Large Cap Value Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,033.22	$5.85	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Class B
Actual	$1,000.00	$1,029.39	$9.64	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Class C
Actual	$1,000.00	$1,029.88	$9.64	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.57	1.90%
Administrator Class
Actual	$1,000.00	$1,034.26	$4.83	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Institutional Class
Actual	$1,000.00	$1,035.81	$3.56	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%
Investor Class
Actual	$1,000.00	$1,033.84	$6.10	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%

Fund Expenses (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	43

Wells Fargo Advantage Diversified Equity Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,038.38	$6.37	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class B
Actual	$1,000.00	$1,034.50	$10.17	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Class C
Actual	$1,000.00	$1,034.60	$10.17	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Administrator Class
Actual	$1,000.00	$1,039.69	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Wells Fargo Advantage Diversified Small Cap Fund
Administrator Class
Actual	$1,000.00	$1,035.54	$5.09	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Wells Fargo Advantage Emerging Growth Fund
Class A
Actual	$1,000.00	$1,035.80	$6.97	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.91	1.37%
Class C
Actual	$1,000.00	$1,031.65	$10.77	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.40	$10.68	2.12%
Administrator Class
Actual	$1,000.00	$1,037.16	$6.06	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.05	$6.01	1.19%
Institutional Class
Actual	$1,000.00	$1,038.43	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Investor Class
Actual	$1,000.00	$1,035.09	$7.33	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26	1.44%

44	Wells Fargo Advantage Equity Gateway Funds	Fund Expenses (Unaudited)

Wells Fargo Advantage Equity Value Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,039.09	$6.32	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26	1.24%
Class B
Actual	$1,000.00	$1,034.86	$10.12	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.05	$10.02	1.99%
Class C
Actual	$1,000.00	$1,035.52	$10.13	1.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.05	$10.02	1.99%
Class R
Actual	$1,000.00	$1,037.52	$7.59	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.52	1.49%
Administrator Class
Actual	$1,000.00	$1,039.81	$5.10	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Institutional Class
Actual	$1,000.00	$1,040.64	$3.83	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%
Wells Fargo Advantage Index Fund
Class A
Actual	$1,000.00	$1,059.03	$2.88	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.20	$2.83	0.56%
Class B
Actual	$1,000.00	$1,055.36	$6.73	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61	1.31%
Class C
Actual	$1,000.00	$1,055.17	$6.73	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.61	1.31%
Administrator Class
Actual	$1,000.00	$1,060.78	$1.29	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.75	$1.26	0.25%
Investor Class
Actual	$1,000.00	$1,059.68	$2.32	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.75	$2.28	0.45%

Fund Expenses (Unaudited)	Wells Fargo Advantage Equity Gateway Funds	45

Wells Fargo Advantage International Value Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$944.23	$7.10	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.36	1.46%
Class B
Actual	$1,000.00	$940.44	$10.72	2.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.95	$11.13	2.21%
Class C
Actual	$1,000.00	$940.17	$10.72	2.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.95	$11.13	2.21%
Administrator Class
Actual	$1,000.00	$944.81	$6.08	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Institutional Class
Actual	$1,000.00	$945.68	$5.01	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%
Wells Fargo Advantage Small Company Growth Fund
Class A
Actual	$1,000.00	$1,044.21	$7.41	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.31	1.45%
Class B
Actual	$1,000.00	$1,040.15	$11.22	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.00	$11.08	2.20%
Class C
Actual	$1,000.00	$1,040.56	$11.22	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.00	$11.08	2.20%
Administrator Class
Actual	$1,000.00	$1,045.47	$6.14	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$1,046.65	$4.86	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.25	$4.80	0.95%
Wells Fargo Advantage Small Company Value Fund
Class A
Actual	$1,000.00	$1,056.61	$7.46	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.75	$7.31	1.45%
Class B
Actual	$1,000.00	$1,052.59	$11.29	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.00	$11.08	2.20%
Class C
Actual	$1,000.00	$1,051.60	$11.28	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.00	$11.08	2.20%
Administrator Class
Actual	$1,000.00	$1,057.23	$6.17	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.06	1.20%
Institutional Class
Actual	$1,000.00	$1,058.05	$5.20	1.01%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.10	1.01%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

46	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

C&B LARGE CAP VALUE FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 100.09%
Wells Fargo Advantage C&B Large Cap Value Portfolio	N/A	$272,220,820

Total Affiliated Master Portfolio (Cost $241,226,120)		272,220,820

Total Investments in Securities
(Cost $241,226,120) *	100.09%	272,220,820
Other Assets and Liabilities, Net	(0.09)	(239,901)

Total Net Assets	100.00%	$271,980,919

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	47

DIVERSIFIED EQUITY FUND

Security Name	Shares	Value

Affiliated Master Portfolios: 100.03%
Wells Fargo Advantage C&B Large Cap Value Portfolio	N/A	$31,263,169
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	N/A	93,971,383
Wells Fargo Advantage Emerging Growth Portfolio	N/A	9,372,849
Wells Fargo Advantage Equity Value Portfolio	N/A	31,406,307
Wells Fargo Advantage Index Portfolio	N/A	94,808,399
Wells Fargo Advantage International Equity Portfolio	N/A	13,494,144
Wells Fargo Advantage International Growth Portfolio	N/A	13,933,645
Wells Fargo Advantage International Index Portfolio	N/A	13,650,693
Wells Fargo Advantage International Value Portfolio	N/A	13,586,264
Wells Fargo Advantage Large Company Value Portfolio	N/A	31,409,898
Wells Fargo Advantage Small Cap Value Portfolio	N/A	9,529,065
Wells Fargo Advantage Small Company Growth Portfolio	N/A	9,369,470
Wells Fargo Advantage Small Company Value Portfolio	N/A	9,378,770

Total Affiliated Master Portfolios (Cost $357,688,856)		375,174,056

	Principal
Other: 0.07%
Gryphon Funding Limited, Pass-Through Entity (a)(i)	$352,273	95,114
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)144A±	386,916	162,505

Total Other (Cost $220,735)		257,619

Total Investments in Securities
(Cost $357,909,591) *	100.10%	375,431,675
Other Assets and Liabilities, Net	(0.10)	(363,811)

Total Net Assets	100.00%	$375,067,864

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

*	Cost for federal income tax purposes is $371,621,688 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,809,987
Gross unrealized depreciation	0

Net unrealized appreciation	$3,809,987

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED SMALL CAP FUND

Security Name	Shares	Value

Affiliated Master Portfolios: 99.62%
Wells Fargo Advantage Emerging Growth Portfolio	N/A	$31,625,381
Wells Fargo Advantage Small Cap Value Portfolio	N/A	32,117,521
Wells Fargo Advantage Small Company Growth Portfolio	N/A	31,440,915
Wells Fargo Advantage Small Company Value Portfolio	N/A	31,537,647

Total Affiliated Master Portfolios (Cost $120,662,212)		126,721,464

	Principal
Other: 0.39%
Gryphon Funding Limited, Pass-Through Entity (a)(i)	$674,560	182,131
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)144A±	740,898	311,177

Total Other (Cost $422,682)		493,308

Total Investments in Securities
(Cost $121,084,894) *	100.01%	127,214,772
Other Assets and Liabilities, Net	(0.01)	(10,937)

Total Net Assets	100.00%	$127,203,835

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

*	Cost for federal income tax purposes is $123,616,849 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$3,597,923
Gross unrealized depreciation	0

Net unrealized appreciation	$3,597,923

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	49

EMERGING GROWTH FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 100.16%
Wells Fargo Advantage Emerging Growth Portfolio	N/A	$880,931,824

Total Affiliated Master Portfolio (Cost $840,250,395)		880,931,824

Total Investments in Securities
(Cost $840,250,395) *	100.16%	880,931,824
Other Assets and Liabilities, Net	(0.16)	(1,381,260)

Total Net Assets	100.00%	$879,550,564

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 100.10%
Wells Fargo Advantage Equity Value Portfolio	N/A	$829,582,049

Total Affiliated Master Portfolio (Cost $785,908,715)		829,582,049

Total Investments in Securities
(Cost $785,908,715) *	100.10%	829,582,049
Other Assets and Liabilities, Net	(0.10)	(850,627)

Total Net Assets	100.00%	$828,731,422

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	51

INDEX FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 100.03%
Wells Fargo Advantage Index Portfolio	N/A	$2,224,094,692

Total Affiliated Master Portfolio (Cost $1,664,234,577)		2,224,094,692

Total Investments in Securities
(Cost $1,664,234,577) *	100.03%	2,224,094,692
Other Assets and Liabilities, Net	(0.03)	(681,234)

Total Net Assets	100.00%	$2,223,413,458

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 99.75%
Wells Fargo Advantage International Value Portfolio	N/A	$266,094,936

Total Affiliated Master Portfolio (Cost $347,747,632)		266,094,936

Total Investments in Securities
(Cost $347,747,632) *	99.75%	266,094,936
Other Assets and Liabilities, Net	0.25	672,690

Total Net Assets	100.00%	$266,767,626

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	53

SMALL COMPANY GROWTH FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 99.98%
Wells Fargo Advantage Small Company Growth Portfolio	N/A	$115,717,057

Total Affiliated Master Portfolio (Cost $145,547,528)		115,717,057

Total Investments in Securities
(Cost $145,547,528) *	99.98%	115,717,057
Other Assets and Liabilities, Net	0.02	22,032

Total Net Assets	100.00%	$115,739,089

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE FUND

Security Name	Shares	Value

Affiliated Master Portfolio: 100.08%
Wells Fargo Advantage Small Company Value Portfolio	N/A	$81,120,026

Total Affiliated Master Portfolio (Cost $79,785,207)		81,120,026

Total Investments in Securities
(Cost $79,785,207) *	100.08%	81,120,026
Other Assets and Liabilities, Net	(0.08)	(62,656)

Total Net Assets	100.00%	$81,057,370

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

56	Wells Fargo Advantage Equity Gateway Funds	Statements of Assets and Liabilities—May 31, 2012

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments
In affiliated Master Portfolio(s), at value (see cost below)	$272,220,820	$375,174,056
In unaffiliated securities, at value (see cost below)	0	257,619

Total investments, at value (see cost below)	272,220,820	375,431,675
Receivable for Fund shares sold	61,295	125,403
Receivable for interest	0	80
Receivable from adviser	43,214	0
Prepaid expenses and other assets	32,301	7,228

Total assets	272,357,630	375,564,386

Liabilities
Payable for Fund shares redeemed	239,973	169,081
Advisory fee payable	N/A	110,555
Distribution fees payable	5,281	12,278
Due to other related parties	51,362	83,057
Shareholder report expenses payable	21,593	20,706
Shareholder servicing fees payable	37,895	81,237
Professional fees payable	11,400	10,416
Accrued expenses and other liabilities	9,207	9,192

Total liabilities	376,711	496,522

Total net assets	$271,980,919	$375,067,864

NET ASSETS CONSIST OF
Paid-in capital	$341,750,970	$358,174,134
Undistributed net investment income (loss)	1,565,169	936,512
Accumulated net realized gains (losses) on investments	(102,329,920)	(1,564,866)
Net unrealized gains (losses) on investments	30,994,700	17,522,084

Total net assets	$271,980,919	$375,067,864

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$21,380,023	$75,751,398
Shares outstanding – Class A	2,628,199	2,905,045
Net asset value per share – Class A	$8.13	$26.08
Maximum offering price per share – Class A2	$8.63	$27.67
Net assets – Class B	$2,418,352	$2,922,091
Shares outstanding – Class B	296,369	119,967
Net asset value per share – Class B	$8.16	$24.36
Net assets – Class C	$5,524,135	$2,499,377
Shares outstanding – Class C	681,356	100,461
Net asset value per share – Class C	$8.11	$24.88
Net assets – Class R	N/A	N/A
Shares outstanding – Class R	N/A	N/A
Net asset value per share – Class R	N/A	N/A
Net assets – Administrator Class	$81,999,083	$293,894,998
Shares outstanding – Administrator Class	10,082,982	11,253,120
Net asset value per share – Administrator Class	$8.13	$26.12
Net assets – Institutional Class	$96,652,657	N/A
Shares outstanding – Institutional Class	11,844,714	N/A
Net asset value per share – Institutional Class	$8.16	N/A
Net assets – Investor Class	$64,006,669	N/A
Shares outstanding – Investor Class	7,865,983	N/A
Net asset value per share – Investor Class	$8.14	N/A
Investments in affiliated Master Portfolio(s), at cost	$241,226,120	$357,688,856

Investments in unaffiliated securities, at cost	$0	$220,735

Total investments, at cost	$241,226,120	$357,909,591

1.	Each Fund has an unlimited number of authorized shares.
2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	57

Diversified Small Cap Fund	Emerging Growth Fund	Equity Value Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$126,721,464	$880,931,824	$829,582,049	$2,224,094,692	$266,094,936	$115,717,057	$81,120,026
493,308	0	0	0	0	0	0

127,214,772	880,931,824	829,582,049	2,224,094,692	266,094,936	115,717,057	81,120,026
75,161	1,225,304	144,086	1,924,616	1,055,361	51,668	37,932
152	0	0	0	0	0	0
0	18,616	38,568	270,708	6,187	16,505	6,028
17,477	42,607	16,433	11,104	31,641	34,205	20,783

127,307,562	882,218,351	829,781,136	2,226,301,120	267,188,125	115,819,435	81,184,769

15,243	2,360,015	651,474	2,098,692	291,750	13,897	63,523
16,005	N/A	N/A	N/A	N/A	N/A	N/A
N/A	3,367	8,706	48,796	372	1,203	1,360
16,848	126,857	142,078	360,834	36,128	16,196	13,591
12,850	85,183	57,201	50,134	16,593	10,510	15,283
27,605	67,539	157,724	263,999	55,793	22,959	17,770
11,433	11,726	17,470	12,516	11,172	10,836	11,386
3,743	13,100	15,061	52,691	8,691	4,745	4,486

103,727	2,667,787	1,049,714	2,887,662	420,499	80,346	127,399

$127,203,835	$879,550,564	$828,731,422	$2,223,413,458	$266,767,626	$115,739,089	$81,057,370

$224,880,542	$813,081,815	$898,635,775	$1,702,353,291	$397,877,227	$152,143,617	$191,658,605
17,276	(3,090,848)	4,640,285	17,661,947	5,388,006	(146,282)	56,036
(103,823,861)	28,878,168	(118,217,972)	(56,461,895)	(54,844,911)	(6,427,775)	(111,992,090)
6,129,878	40,681,429	43,673,334	559,860,115	(81,652,696)	(29,830,471)	1,334,819

$127,203,835	$879,550,564	$828,731,422	$2,223,413,458	$266,767,626	$115,739,089	$81,057,370

N/A	$125,112,512	$244,743,933	$347,412,227	$4,742,103	$6,450,005	$18,604,925
N/A	10,057,591	19,743,699	7,850,314	445,789	246,065	1,412,857
N/A	$12.44	$12.40	$44.25	$10.64	$26.21	$13.17
N/A	$13.20	$13.16	$46.95	$11.29	$27.81	$13.97
N/A	N/A	$3,467,502	$8,869,411	$110,469	$193,002	$500,121
N/A	N/A	282,863	199,173	10,420	7,926	40,960
N/A	N/A	$12.26	$44.53	$10.60	$24.35	$12.21
N/A	$5,113,771	$9,578,912	$65,245,153	$441,375	$1,627,990	$1,556,533
N/A	423,950	788,003	1,469,023	42,153	66,113	127,968
N/A	$12.06	$12.16	$44.41	$10.47	$24.62	$12.16
N/A	N/A	$183,670	N/A	N/A	N/A	N/A
N/A	N/A	14,558	N/A	N/A	N/A	N/A
N/A	N/A	$12.62	N/A	N/A	N/A	N/A
$127,203,835	$185,744,163	$462,670,055	$1,682,904,961	$259,968,670	$97,776,243	$60,333,295
10,083,215	14,785,547	36,587,920	37,797,375	24,600,502	3,635,247	4,506,406
$12.62	$12.56	$12.65	$44.52	$10.57	$26.90	$13.39
N/A	$526,864,629	$108,087,350	N/A	$1,505,009	$9,691,849	$62,496
N/A	41,484,230	8,543,654	N/A	142,204	356,974	4,659
N/A	$12.70	$12.65	N/A	$10.58	$27.15	$13.41
N/A	$36,715,489	N/A	$118,981,706	N/A	N/A	N/A
N/A	2,962,785	N/A	2,680,840	N/A	N/A	N/A
N/A	$12.39	N/A	$44.38	N/A	N/A	N/A
$120,662,212	$840,250,395	$785,908,715	$1,664,234,577	$347,747,632	$145,547,528	$79,785,207

$422,682	$0	$0	$0	$0	$0	$0

$121,084,894	$840,250,395	$785,908,715	$1,664,234,577	$347,747,632	$145,547,528	$79,785,207

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Equity Gateway Funds	Statements of Operations Year Ended—May 31, 2012

	C&B Large Cap Value Fund	Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$7,499,629	$7,953,745
Interest allocated from affiliated Master Portfolio(s)	82,095	401,461
Interest	0	2,762
Expenses allocated from affiliated Master Portfolio(s)	(2,061,528)	(2,559,249)
Waivers allocated from affiliated Master Portfolio(s)	0	203,664

Total investment income (loss)	5,520,196	6,002,383

Expenses
Advisory fee	N/A	1,050,905
Administration fees
Fund level	152,609	210,181
Class A	58,726	212,600
Class B	11,111	10,491
Class C	15,751	7,443
Class R	N/A	N/A
Administrator Class	93,061	331,695
Institutional Class	86,029	N/A
Investor Class	236,052	N/A
Shareholder servicing fees
Class A	56,467	204,423
Class B	10,683	9,884
Class C	15,145	7,156
Class R	N/A	N/A
Administrator Class	226,591	828,675
Investor Class	179,258	N/A
Distribution fees
Class B	32,050	30,262
Class C	45,434	21,469
Class R	N/A	N/A
Custody and accounting fees	24,605	17,636
Professional fees	20,159	15,755
Registration fees	64,504	63,820
Shareholder report expenses	61,799	54,863
Trustees’ fees and expenses	10,607	13,264
Other fees and expenses	15,676	7,026

Total expenses	1,416,317	3,097,548
Less: Fee waivers and/or expense reimbursements	(524,533)	(976,070)

Net expenses	891,784	2,121,478

Net investment income (loss)	4,628,412	3,880,905

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from Master Portfolio(s)	13,080,626	11,421,777
Unaffiliated securities	0	86,898

Net realized gains (loss) on investments	13,080,626	11,508,675

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolio(s)	(33,798,938)	(42,462,989)
Unaffiliated securities	0	(132,745)

Net change in unrealized gains (losses) on investments	(33,798,938)	(42,595,734)

Net realized and unrealized gains (losses) on investments	(20,718,312)	(31,087,059)

Net increase (decrease) in net assets resulting from operations	$(16,089,900)	$(27,206,154)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) of	$10,156	$240,225

The accompanying notes are an integral part of these financial statements.

Statements of Operations Year Ended—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	59

Diversified Small Cap Fund	Emerging Growth Fund	Equity Value Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,245,741	$623,186	$15,952,820	$48,340,718	$11,255,712	$1,060,535	$1,220,470
130,235	994,286	104,021	402,336	1,028,673	412,066	62,957
5,215	0	0	0	0	0	0
(1,077,848)	(5,513,054)	(4,612,435)	(2,158,910)	(2,606,103)	(1,741,309)	(705,469)
11,724	0	0	0	174,894	0	0

315,067	(3,895,582)	11,444,406	46,584,144	9,853,176	(268,708)	577,958

314,083	N/A	N/A	N/A	N/A	N/A	N/A

62,817	344,223	356,853	1,112,889	143,162	104,301	42,190
N/A	260,315	513,449	922,435	13,680	16,322	52,933
N/A	N/A	9,976	35,026	392	661	2,059
N/A	10,825	20,779	183,240	1,390	4,215	4,501
N/A	N/A	347	N/A	N/A	N/A	N/A
125,633	217,613	410,764	1,665,213	278,709	126,792	61,471
N/A	267,151	74,799	N/A	1,333	58,925	21
N/A	107,290	N/A	401,021	N/A	N/A	N/A

N/A	250,303	493,701	869,843	13,153	15,694	50,897
N/A	N/A	9,593	33,472	377	636	1,980
N/A	10,409	19,980	176,192	1,336	4,053	4,329
N/A	N/A	334	N/A	N/A	N/A	N/A
313,816	477,329	1,019,948	1,665,213	675,809	315,881	151,427
N/A	79,856	N/A	302,293	N/A	N/A	N/A

N/A	N/A	28,778	101,037	1,131	1,907	5,940
N/A	31,227	59,939	528,578	4,008	12,160	12,985
N/A	N/A	334	N/A	N/A	N/A	N/A
5,760	25,839	28,506	89,687	12,631	11,261	9,352
13,937	20,159	17,001	15,564	8,188	11,796	14,696
18,726	71,090	69,244	79,856	67,338	62,250	33,286
2,149	189,092	131,890	106,623	34,902	24,106	4,683
6,229	18,174	10,607	33,346	10,972	10,607	10,242
8,413	11,613	7,067	233,344	11,339	11,823	11,934

871,563	2,392,508	3,283,889	8,554,872	1,279,850	793,390	474,926
(681,436)	(377,042)	(404,738)	(2,915,821)	(119,014)	(181,631)	(91,773)

190,127	2,015,466	2,879,151	5,639,051	1,160,836	611,759	383,153

124,940	(5,911,048)	8,565,255	40,945,093	8,692,340	(880,467)	194,805

4,641,571	40,351,452	24,587,564	43,926,540	(2,118,816)	36,216,616	14,101,747
166,399	0	0	0	0	0	0

4,807,970	40,351,452	24,587,564	43,926,540	(2,118,816)	36,216,616	14,101,747

(15,823,748)	104,256,142	2,413,915	(102,843,901)	(76,243,206)	(61,097,083)	(21,587,931)
(254,190)	0	0	0	0	0	0

(16,077,938)	104,256,142	2,413,915	(102,843,901)	(76,243,206)	(61,097,083)	(21,587,931)

(11,269,968)	144,607,594	27,001,479	(58,917,361)	(78,362,022)	(24,880,467)	(7,486,184)

$(11,145,028)	$138,696,546	$35,566,734	$(17,972,268)	$(69,669,682)	$(25,760,934)	$(7,291,379)

$3,763	$20,980	$70,946	$2,444	$1,350,537	$6,776	$0

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	C&B Large Cap Value Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$4,628,412		$2,216,128		$4,637,994
Net realized gains (losses) on investments		13,080,626		13,189,613		(35,958,385)
Net change in unrealized gains (losses) on investments		(33,798,938)		41,961,303		60,419,084

Net increase (decrease) in net assets resulting from operations		(16,089,900)		57,367,044		29,098,693

Distributions to shareholders from
Net investment income
Class A		(292,696)		(367,230)		(382,177)
Class B		(6,224)		(28,639)		(29,793)
Class C		(32,368)		(34,516)		(29,114)
Administrator Class		(1,381,293)		(1,608,766)		(2,682,789)
Institutional Class		(1,982,940)		(1,565,092)		(427,090)
Investor Class		(887,945)		(857,245)		(2,494,070)

Total distributions to shareholders		(4,583,466)		(4,461,488)		(6,045,033)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	433,401	3,517,933	157,616	1,304,102	597,784	4,351,800
Class B	10,231	80,248	18,132	150,484	950	6,827
Class C	69,724	560,806	96,677	801,251	79,488	575,853
Administrator Class	1,258,023	10,207,182	1,017,335	8,380,741	3,340,572	24,042,466
Institutional Class	3,922,319	31,688,900	2,879,434	24,196,807	9,629,025	69,363,008
Investor Class	405,602	3,330,023	739,141	6,049,118	9,583,038	69,568,098

		49,385,092		40,882,503		167,908,052

Reinvestment of distributions
Class A	36,201	275,488	42,308	341,845	49,264	356,182
Class B	761	5,820	3,370	27,268	3,943	28,504
Class C	4,094	31,154	4,072	32,862	3,689	26,635
Administrator Class	178,687	1,358,021	195,763	1,579,809	236,540	1,707,820
Institutional Class	55,707	423,932	60,627	490,473	49,996	361,970
Investor Class	113,397	862,951	102,751	830,226	341,703	2,463,677

		2,957,366		3,302,483		4,944,788

Payment for shares redeemed
Class A	(821,372)	(6,653,796)	(1,372,026)	(11,257,394)	(1,280,290)	(9,284,320)
Class B	(475,890)	(3,865,355)	(194,777)	(1,592,599)	(319,445)	(2,312,844)
Class C	(206,244)	(1,675,421)	(176,357)	(1,431,415)	(169,891)	(1,237,233)
Administrator Class	(5,225,519)	(43,464,298)	(2,682,316)	(21,997,222)	(19,730,392)	(143,163,550)
Institutional Class	(4,745,204)	(39,601,216)	(3,037,932)	(25,050,263)	(719,404)	(5,320,552)
Investor Class	(2,613,948)	(21,290,843)	(2,307,835)	(18,881,996)	(26,846,096)	(192,739,685)

		(116,550,929)		(80,210,889)		(354,058,184)

Net decrease in net assets resulting from capital share transactions		(64,208,471)		(36,025,903)		(181,205,344)

Total increase (decrease) in net assets		(84,881,837)		16,879,653		(158,151,684)

Net assets
Beginning of period		$356,862,756		$339,983,103		$498,134,787

End of period		$271,980,919		$356,862,756		$339,983,103

Undistributed net investment income		$1,565,169		$1,465,277		$3,620,809

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	61

	Diversified Equity Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011¹		Year Ended September 30, 2010

Operations
Net investment income		$3,880,905		$2,451,923		$3,340,030
Net realized gains on investments		11,508,675		57,397,948		55,288,551
Net change in unrealized gains (losses) on investments		(42,595,734)		26,923,171		(16,877,537)

Net increase (decrease) in net assets resulting from operations		(27,206,154)		86,773,042		41,751,044

Distributions to shareholders from
Net investment income
Class A		(564,328)		(516,123)		(1,288,490)
Class B		0		0		(77,748)
Class C		0		0		(26,810)
Administrator Class		(3,455,179)		(3,081,569)		(5,224,703)
Net realized gains
Class A		(4,644,661)		0		0
Class B		(242,683)		0		0
Class C		(173,896)		0		0
Administrator Class		(18,945,293)		0		0

Total distributions to shareholders		(28,026,040)		(3,597,692)		(6,617,751)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	126,223	3,412,852	190,797	5,459,024	279,656	6,703,230
Class B	6,021	153,778	1,196	30,782	790	17,293
Class C	5,173	133,063	6,086	165,437	4,978	114,344
Administrator Class	1,266,983	34,202,533	867,752	24,499,905	1,132,981	26,736,041

		37,902,226		30,155,148		33,570,908

Reinvestment of distributions
Class A	190,800	4,745,499	17,205	469,860	50,948	1,222,735
Class B	10,336	240,202	0	0	3,388	76,714
Class C	7,010	166,426	0	0	1,140	26,311
Administrator Class	887,024	22,103,551	111,627	3,051,878	215,496	5,180,520

		27,255,678		3,521,738		6,506,280

Payment for shares redeemed
Class A	(627,874)	(17,076,597)	(436,042)	(12,149,210)	(1,193,951)	(28,206,441)
Class B	(102,845)	(2,603,804)	(129,910)	(3,395,648)	(210,512)	(4,750,842)
Class C	(30,723)	(786,561)	(24,823)	(662,941)	(19,674)	(450,106)
Administrator Class	(3,876,812)	(105,488,897)	(2,377,694)	(65,495,259)	(15,894,091)	(378,629,586)

		(125,955,859)		(81,703,058)		(412,036,975)

Net asset value of shares issued in acquisition
Class A	0	0	0	0	654,209	14,994,398
Class B	0	0	0	0	47,961	1,032,510
Class C	0	0	0	0	19,408	426,111
Administrator Class	0	0	0	0	3,511,419	80,723,411

		0		0		97,176,430

Net decrease in net assets resulting from capital share transactions		(60,797,955)		(48,026,172)		(274,783,357)

Total increase (decrease) in net assets		(116,030,149)		35,149,178		(239,650,064)

Net assets
Beginning of period		491,098,013		455,948,835		695,598,899

End of period		$375,067,864		$491,098,013		$455,948,835

Undistributed net investment income		$936,512		$1,082,163		$1,771,015

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Diversified Small Cap Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income (loss)		$124,940		$42,216		$(17,539)
Net realized gains (losses) on investments		4,807,970		27,175,452		(1,831,960)
Net change in unrealized gains (losses) on investments		(16,077,938)		3,983,105		17,928,149

Net increase (decrease) in net assets resulting from operations		(11,145,028)		31,200,773		16,078,650

Distributions to shareholders from
Net investment income
Administrator Class		(216,410)		(80,348)		(1,273,368)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Administrator Class	1,108,461	13,013,030	369,864	4,815,933	1,260,989	12,415,171
Reinvestment of distributions
Administrator Class	18,572	215,433	6,290	79,886	123,928	1,224,412
Payment for shares redeemed
Administrator Class	(1,411,644)	(17,323,454)	(967,877)	(12,455,695)	(43,716,300)	(424,913,659)

Net decrease in net assets resulting from capital share transactions		(4,094,991)		(7,559,876)		(411,274,076)

Total increase (decrease) in net assets		(15,456,429)		23,560,549		(396,468,794)

Net assets
Beginning of period		142,660,264		119,099,715		515,568,509

End of period		$127,203,835		$142,660,264		$119,099,715

Undistributed (accumulated) net investment income (loss)		$17,276		$96,723		$(103,865)

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	63

	Emerging Growth Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment loss		$(5,911,048)		$(88,925)		$(41,506)
Net realized gains on investments		40,351,452		679,372		568,446
Net change in unrealized gains (losses) on investments		104,256,142		1,862,963		76,360

Net increase in net assets resulting from operations		138,696,546		2,453,410		603,300

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	886,582	10,934,602	262,572	3,236,589	9,722	83,681
Class C	18,274	218,681	34,071	417,517	5,141	45,487
Administrator Class	4,179,572	51,726,772	150,975	1,962,614	4,234	39,580
Institutional Class	16,317,662	217,091,861	612,067	7,920,074	0	0
Investor Class	386,768	4,740,555	1,042,418	12,871,168	115,505	1,012,616

		284,712,471		26,407,962		1,181,364

Payment for shares redeemed
Class A	(2,167,171)	(26,499,021)	(16,468)	(195,705)	(330)	(2,772)
Class C	(52,832)	(627,123)	0	0	0	0
Administrator Class	(17,202,302)	(223,702,329)	(11,395)	(132,218)	(992)	(9,150)
Institutional Class	(25,543,242)	(297,918,651)	(7)	(75)	0	0
Investor Class	(961,161)	(11,634,099)	(238,463)	(2,845,994)	(86,092)	(746,906)

		(560,381,223)		(3,173,992)		(758,828)

Net asset value of shares issued in acquisition
Class A	11,077,174	117,959,886	0	0	0	0
Class C	418,236	4,343,192	0	0	0	0
Administrator Class	27,663,401	297,017,673	0	0	0	0
Institutional Class	50,096,690	542,690,418	0	0	0	0
Investor Class	2,342,029	24,859,283	0	0	0	0

		986,870,452		0		0

Net increase in net assets resulting from capital share transactions		711,201,700		23,233,970		422,536

Total increase in net assets		849,898,246		25,687,380		1,025,836

Net assets
Beginning of period		29,652,318		3,964,938		2,939,102

End of period		$879,550,564		$29,652,318		$3,964,938

Undistributed net investment income (loss)		$(3,090,848)		$0		$(15,287)

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Equity Value Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$8,565,255		$811,320		$1,379,712
Net realized gains on investments		24,587,564		30,809,121		20,092,871
Net change in unrealized gains (losses) on investments		2,413,915		8,867,036		(943,973)

Net increase in net assets resulting from operations		35,566,734		40,487,477		20,528,610

Distributions to shareholders from
Net investment income
Class A		(1,130,340)		(13,942)		(40,322)
Class B		(5,348)		0		0
Class C		(13,979)		0		(1,106)
Class R		(601)[2]		N/A		N/A
Administrator Class		(2,485,631)		(636,854)		(1,636,928)
Institutional Class		(577,442)		(625,907)		(837,569)

Total distributions to shareholders		(4,213,341)		(1,276,703)		(2,515,925)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	352,381	4,334,398	35,539	469,245	98,792	1,163,569
Class B	7,990	96,995	5,811	77,162	4,346	47,141
Class C	31,242	376,839	25,487	342,395	18,712	217,776
Class R	2,315 [2]	29,568 [2]	N/A	N/A	N/A	N/A
Administrator Class	2,245,413	27,731,113	1,259,529	16,437,922	3,200,448	36,588,652
Institutional Class	2,264,667	29,821,640	636,449	8,533,132	998,464	11,269,008

		62,390,553		25,859,856		49,286,146

Reinvestment of distributions
Class A	90,689	1,030,227	1,029	13,190	3,469	38,813
Class B	446	5,022	0	0	0	0
Class C	1,103	12,318	0	0	95	1,060
Class R	52 [2]	601 [2]	N/A	N/A	N/A	N/A
Administrator Class	200,255	2,316,951	48,526	632,771	142,259	1,617,490
Institutional Class	47,023	544,056	47,928	624,026	73,518	835,165

		3,909,175		1,269,987		2,492,528

Payment for shares redeemed
Class A	(2,881,957)	(35,647,765)	(49,160)	(660,069)	(131,025)	(1,465,223)
Class B	(281,766)	(3,462,282)	(22,123)	(287,554)	(28,354)	(311,449)
Class C	(155,739)	(1,891,108)	(4,095)	(53,192)	(26,788)	(301,039)
Class R	(1,371)[2]	(17,851)[2]	N/A	N/A	N/A	N/A
Administrator Class	(7,179,486)	(94,319,457)	(2,906,072)	(38,385,860)	(7,361,042)	(85,159,277)
Institutional Class	(827,707)	(10,469,850)	(73,071)	(1,000,117)	(352,794)	(4,087,633)

		(145,808,313)		(40,386,792)		(91,324,621)

Net asset value of shares issued in acquisition
Class A	21,814,122	250,264,317	0	0	0	0
Class B	528,686	6,010,463	0	0	0	0
Class C	837,120	9,440,709	0	0	0	0
Class R	13,562 [2]	158,516 [2]	N/A	N/A	N/A	N/A
Administrator Class	32,642,221	381,531,465	0	0	0	0
Institutional Class	246,860	2,886,122	0	0	0	0

		650,291,592		0		0

Net increase (decrease) in net assets resulting from capital share transactions		570,783,007		(13,256,949)		(39,545,947)

Total increase (decrease) in net assets		602,136,400		25,953,825		(21,533,262)

Net assets
Beginning of period		226,595,022		200,641,197		222,174,459

End of period		$828,731,422		$226,595,022		$200,641,197

Undistributed net investment income		$4,640,285		$483,526		$962,774

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

2.	Class commenced operations on August 26, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	65

	Index Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended July 31, 2010[2]

Operations
Net investment income		$40,945,093		$31,198,577		$6,360,683
Net realized gains on investments		43,926,540		112,768,944		53,489,100
Net change in unrealized gains (losses) on investments		(102,843,901)		315,043,585		47,380,378

Net increase (decrease) in net assets resulting from operations		(17,972,268)		459,011,106		107,230,161

Distributions to shareholders from
Net investment income
Class A		(5,301,167)		(5,990,091)		(2,552,524)
Class B		(41,929)		(146,090)		(150,761)
Class C		(464,102)		(405,403)		(555,354)
Administrator Class		(30,293,768)		(25,714,932)		(1,399,498)
Investor Class		(1,958,066)		(1,939,313)		0 [3]
Net realized gains
Class A		(12,806,346)		(15,427,460)		(23,941,525)
Class B		(475,962)		(1,014,960)		(3,168,657)
Class C		(2,557,821)		(3,406,030)		(11,695,734)
Administrator Class		(60,574,568)		(64,910,014)		(10,932,398)
Investor Class		(4,408,676)		(5,013,997)		0 [3]

Total distributions to shareholders		(118,882,405)		(123,968,290)		(54,396,451)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	543,742	23,916,443	375,680	16,808,913	520,497	19,772,358
Class B	1,328	57,250	2,586	112,815	6,545	229,997
Class C	50,816	2,185,866	79,750	3,539,263	203,992	7,199,785
Administrator Class	9,251,631	414,203,602	6,040,358	271,943,675	388,445	14,997,963
Investor Class	379,485	16,779,861	308,506	13,807,937	9,277 [3]	354,268 [3]

		457,143,022		306,212,603		42,554,371

Reinvestment of distributions
Class A	421,841	17,547,943	474,437	20,775,842	727,108	25,316,591
Class B	11,307	473,676	24,298	1,061,258	85,488	2,948,152
Class C	40,929	1,711,720	50,056	2,186,539	196,474	6,792,994
Administrator Class	2,063,894	86,303,099	1,945,615	85,599,083	282,690	9,823,982
Investor Class	150,317	6,269,111	155,290	6,814,703	0 [3]	0 [3]

		112,305,549		116,437,425		44,881,719

Payment for shares redeemed
Class A	(1,343,292)	(59,070,121)	(1,503,232)	(66,315,048)	(1,296,458)	(49,395,879)
Class B	(234,705)	(10,445,441)	(257,798)	(11,511,418)	(229,757)	(8,625,600)
Class C	(335,716)	(14,831,172)	(446,794)	(19,506,136)	(526,940)	(20,071,405)
Administrator Class	(9,543,143)	(426,332,845)	(6,577,988)	(293,706,487)	(2,134,548)	(81,660,652)
Investor Class	(621,360)	(28,086,423)	(436,539)	(19,387,605)	(31,231)[3]	(1,257,957)[3]

		(538,766,002)		(410,426,694)		(161,011,493)

Net asset value of shares issued in acquisition
Class A		0		0		182,347,223
Class B		0		0		3,697,966
Administrator Class		0		0		1,298,002,962
Investor Class		0		0		108,248,512

		0		0		1,592,296,663

Please see footnotes on page 66.

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Index Fund
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended July 31, 2010[2]
Net increase in net assets resulting from capital share transactions	$30,682,569	$12,223,334	$1,518,721,260

Total increase (decrease) in net assets	(106,172,104)	347,266,150	1,571,554,970

Net assets
Beginning of period	2,329,585,562	1,982,319,412	410,764,442

End of period	$2,223,413,458	$2,329,585,562	$1,982,319,412

Undistributed net investment income	$17,661,947	$14,953,213	$1,673,231

1.	For the ten months ended May 31, 2011. The Fund changed its fiscal year end from July 31 to May 31, effective May 31, 2011.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund which became the accounting and performance survivor in the transaction. The information for the period prior to July 16, 2010 is that of Evergreen Equity Index Fund.

3.	Class commenced operations on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	67

	International Value Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income		$8,692,340		$5,645,225		$5,537,340
Net realized gains (losses) on investments		(2,118,816)		5,677,667		(16,956,055)
Net change in unrealized gains (losses) on investments		(76,243,206)		26,281,435		14,710,904

Net increase (decrease) in net assets resulting from operations		(69,669,682)		37,604,327		3,292,189

Distributions to shareholders from
Net investment income
Class A		(159,931)		(114,932)		(103,184)
Class B		(3,309)		(1,635)		(5,466)
Class C		(11,851)		(6,432)		(9,627)
Administrator Class		(9,257,461)		(5,627,082)		(4,727,636)
Institutional Class		(62,017)		(39,486)		(35,242)

Total distributions to shareholders		(9,494,569)		(5,789,567)		(4,881,155)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	261,053	3,156,917	72,328	976,561	112,318	1,397,903
Class B	2,330	27,194	0	0	561	7,035
Class C	3,792	43,981	4,886	63,596	14,875	172,928
Administrator Class	5,252,282	62,246,706	3,544,067	47,495,139	5,597,652	67,554,164
Institutional Class	26,189	295,672	6,165	82,755	12,410	151,244

		65,770,470		48,618,051		69,283,274

Reinvestment of distributions
Class A	14,553	155,713	8,377	108,054	7,630	94,002
Class B	309	3,303	127	1,633	429	5,244
Class C	979	10,348	439	5,582	708	8,602
Administrator Class	869,418	9,233,223	419,849	5,382,472	371,944	4,552,598
Institutional Class	5,276	56,037	3,078	39,486	2,870	35,242

		9,458,624		5,537,227		4,695,688

Payment for shares redeemed
Class A	(272,574)	(3,355,353)	(177,822)	(2,393,000)	(272,428)	(3,308,539)
Class B	(6,141)	(72,479)	(13,476)	(178,747)	(19,951)	(242,576)
Class C	(10,858)	(132,205)	(11,022)	(141,006)	(24,869)	(299,110)
Administrator Class	(3,988,541)	(47,811,761)	(2,243,150)	(30,028,683)	(3,484,483)	(42,497,896)
Institutional Class	(17,869)	(217,819)	(1,337)	(17,881)	(33,508)	(404,089)

		(51,589,617)		(32,759,317)		(46,752,210)

Net increase in net assets resulting from capital share transactions		23,639,477		21,395,961		27,226,752

Total increase (decrease) in net assets		(55,524,774)		53,210,721		25,637,786

Net assets
Beginning of period		322,292,400		269,081,679		243,443,893

End of period		$266,767,626		$322,292,400		$269,081,679

Undistributed net investment income		$5,388,006		$6,545,240		$5,516,216

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Small Company Growth Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment loss		$(880,467)		$(1,435,931)		$(2,187,622)
Net realized gains on investments		36,216,616		60,202,529		36,495,540
Net change in unrealized gains (losses) on investments		(61,097,083)		32,854,479		3,004,117

Net increase (decrease) in net assets resulting from operations		(25,760,934)		91,621,077		37,312,035

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	127,647	3,392,917	91,399	2,445,603	98,706	1,955,347
Class B	2,911	75,940	3,179	74,626	368	6,747
Class C	26,977	667,387	24,992	646,701	22,294	405,095
Administrator Class	318,715	8,837,386	630,912	17,199,687	2,299,261	44,213,098
Institutional Class	127,929	3,485,874	4,310,269	122,648,078	54,637	1,122,279

		16,459,504		143,014,695		47,702,566

Payment for shares redeemed
Class A	(125,485)	(3,233,412)	(37,910)	(979,885)	(38,061)	(725,493)
Class B	(8,749)	(219,495)	(1,970)	(48,063)	(5,563)	(99,919)
Class C	(22,995)	(558,244)	(3,450)	(90,277)	(15,785)	(288,335)
Administrator Class	(2,570,914)	(69,080,269)	(5,701,786)	(158,582,039)	(3,479,054)	(72,540,910)
Institutional Class	(2,784,026)	(80,827,337)	(1,351,098)	(40,025,324)	(1,233)	(25,346)

		(153,918,757)		(199,725,588)		(73,680,003)

Net decrease in net assets resulting from capital share transactions		(137,459,253)		(56,710,893)		(25,977,437)

Total increase (decrease) in net assets		(163,220,187)		34,910,184		11,334,598

Net assets
Beginning of period		278,959,276		244,049,092		232,714,494

End of period		$115,739,089		$278,959,276		$244,049,092

Undistributed net investment income (loss)		$(146,282)		$88,974		$(756,410)

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	69

	Small Company Value Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011[1]		Year Ended September 30, 2010

Operations
Net investment income (loss)		$194,805		$775,764		$(124,023)
Net realized gains on investments		14,101,747		18,661,720		20,606,462
Net change in unrealized gains (losses) on investments		(21,587,931)		2,280,387		(11,350,203)

Net increase (decrease) in net assets resulting from operations		(7,291,379)		21,717,871		9,132,236

Distributions to shareholders from
Net investment income
Class A		(166,336)		0		0
Class C		(6,205)		0		0
Administrator Class		(624,190)		0		0
Institutional Class		(140)		0		0 [2]

Total distributions to shareholders		(796,871)		0		0

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	339,519	4,389,540	428,674	5,734,577	974,362	10,321,699
Class B	1,911	23,079	849	9,341	1,522	17,081
Class C	19,545	248,255	13,100	162,428	31,632	323,254
Administrator Class	1,000,492	12,810,750	1,170,580	16,189,267	1,050,229	11,445,290
Institutional Class	3,764	54,850	189	2,612	888 [2]	10,000 [2]

		17,526,474		22,098,225		22,117,324

Reinvestment of distributions
Class A	12,716	150,934	0	0	0	0
Class C	518	5,702	0	0	0	0
Administrator Class	51,542	621,597	0	0	0	0
Institutional Class	12	140	0	0	0 [2]	0 [2]

		778,373		0		0

Payment for shares redeemed
Class A	(764,879)	(9,935,900)	(579,812)	(7,863,524)	(1,051,045)	(11,266,343)
Class B	(61,749)	(752,696)	(96,465)	(1,183,784)	(108,626)	(1,089,019)
Class C	(53,737)	(644,773)	(17,956)	(224,441)	(21,321)	(213,740)
Administrator Class	(1,341,981)	(17,572,346)	(1,576,823)	(21,221,050)	(8,323,953)	(80,757,084)
Institutional Class	(194)	(2,756)	0	0	0 [2]	0 [2]

		(28,908,471)		(30,492,799)		(93,326,186)

Net decrease in net assets resulting from capital share transactions		(10,603,624)		(8,394,574)		(71,208,862)

Total increase (decrease) in net assets		(18,691,874)		13,323,297		(62,076,626)

Net assets
Beginning of period		99,749,244		86,425,947		148,502,573

End of period		$81,057,370		$99,749,244		$86,425,947

Undistributed net investment income		$56,036		$796,823		$536,741

1.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.
2.	Class commenced operations on July 30, 2010.

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

C&B Large Cap Value Fund
Class A
June 1, 2011 to May 31, 2012	$8.70	0.12		(0.58)	(0.11)	0.00
October 1, 2010 to May 31, 2011[4]	$7.48	0.06		1.26	(0.10)	0.00
October 1, 2009 to September 30, 2010	$7.06	0.08		0.42	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.69	0.10	[6]	(0.60)	(0.13)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.19	0.11	[6]	(2.12)	(0.09)	(0.40)
October 1, 2006 to September 30, 2007	$9.67	0.09	[6]	0.98	(0.11)	(0.44)
Class B
June 1, 2011 to May 31, 2012	$8.68	0.05	[6]	(0.56)	(0.01)	0.00
October 1, 2010 to May 31, 2011[4]	$7.44	0.01		1.26	(0.03)	0.00
October 1, 2009 to September 30, 2010	$7.02	0.03		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.61	0.05	[6]	(0.58)	(0.06)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.08	0.04	[6]	(2.11)	0.00	(0.40)
October 1, 2006 to September 30, 2007	$9.58	0.02	[6]	0.96	(0.04)	(0.44)
Class C
June 1, 2011 to May 31, 2012	$8.66	0.05		(0.56)	(0.04)	0.00
October 1, 2010 to May 31, 2011[4]	$7.43	0.00	[5]	1.27	(0.04)	0.00
October 1, 2009 to September 30, 2010	$7.02	0.02		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.60	0.05	[6]	(0.57)	(0.06)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.08	0.04	[6]	(2.11)	(0.01)	(0.40)
October 1, 2006 to September 30, 2007	$9.58	0.02	[6]	0.96	(0.04)	(0.44)
Administrator Class
June 1, 2011 to May 31, 2012	$8.69	0.13	[6]	(0.56)	(0.13)	0.00
October 1, 2010 to May 31, 2011[4]	$7.47	0.05	[6]	1.28	(0.11)	0.00
October 1, 2009 to September 30, 2010	$7.06	0.08	[6]	0.42	(0.09)	0.00
October 1, 2008 to September 30, 2009	$7.70	0.11	[6]	(0.60)	(0.15)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.22	0.13	[6]	(2.13)	(0.12)	(0.40)
October 1, 2006 to September 30, 2007	$9.69	0.12	[6]	0.98	(0.13)	(0.44)
Institutional Class
June 1, 2011 to May 31, 2012	$8.73	0.14		(0.56)	(0.15)	0.00
October 1, 2010 to May 31, 2011[4]	$7.51	0.07		1.28	(0.13)	0.00
October 1, 2009 to September 30, 2010	$7.09	0.11	[6]	0.42	(0.11)	0.00
October 1, 2008 to September 30, 2009	$7.75	0.12	[6]	(0.61)	(0.17)	(0.00)[5]
October 1, 2007 to September 30, 2008	$10.27	0.15	[6]	(2.13)	(0.14)	(0.40)
October 1, 2006 to September 30, 2007	$9.74	0.15	[6]	0.97	(0.15)	(0.44)
Investor Class
June 1, 2011 to May 31, 2012	$8.70	0.10		(0.56)	(0.10)	0.00
October 1, 2010 to May 31, 2011[4]	$7.46	0.04		1.28	(0.08)	0.00
October 1, 2009 to September 30, 2010	$7.04	0.06		0.44	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.68	0.09	[6]	(0.59)	(0.14)	(0.00)[5]
October 1, 2007 to September 30, 2008[7]	$10.19	0.11	[6]	(2.13)	(0.09)	(0.40)
October 1, 2006 to September 30, 2007[7]	$9.67	0.10	[6]	0.97	(0.11)	(0.44)

Diversified Equity Fund
Class A
June 1, 2011 to May 31, 2012	$29.71	0.15		(2.01)	(0.18)	(1.59)
October 1, 2010 to May 31, 2011[4]	$24.89	0.12		4.85	(0.15)	0.00
October 1, 2009 to September 30, 2010	$23.41	0.18		1.66	(0.36)	0.00
October 1, 2008 to September 30, 2009	$27.70	0.23	[6]	(2.30)	(0.26)	(1.96)
October 1, 2007 to September 30, 2008	$42.92	0.27	[6]	(9.47)	(0.25)	(5.77)
October 1, 2006 to September 30, 2007	$40.36	0.23	[6]	6.33	(0.21)	(3.79)

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	71

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
	Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

$8.13	1.33%	1.30%	1.15%	(5.23)%	21%	$21,380
$8.70	0.78%	1.31%	1.15%	17.73%	17%	$25,912
$7.48	0.96%	1.32%	1.15%	7.14%	13%	$31,038
$7.06	1.66%	1.30%	1.15%	(6.05)%	28%	$33,784
$7.69	1.20%	1.32%	1.19%	(20.51)%	21%	$40,157
$10.19	0.94%	1.30%	1.20%	11.20%	24%	$72,865

$8.16	0.61%	2.05%	1.90%	(5.84)%	21%	$2,418
$8.68	0.04%	2.06%	1.90%	17.15%	17%	$6,607
$7.44	0.20%	2.07%	1.90%	6.36%	13%	$6,951
$7.02	0.91%	2.04%	1.90%	(6.73)%	28%	$8,773
$7.61	0.43%	2.07%	1.94%	(21.19)%	21%	$13,461
$10.08	0.18%	2.05%	1.95%	10.33%	24%	$25,029

$8.11	0.58%	2.05%	1.90%	(5.81)%	21%	$5,524
$8.66	0.05%	2.07%	1.90%	17.15%	17%	$7,046
$7.43	0.21%	2.07%	1.90%	6.29%	13%	$6,607
$7.02	0.90%	2.04%	1.90%	(6.62)%	28%	$6,852
$7.60	0.44%	2.06%	1.94%	(21.21)%	21%	$9,424
$10.08	0.19%	2.05%	1.95%	10.34%	24%	$16,926

$8.13	1.54%	1.13%	0.95%	(4.90)%	21%	$81,999
$8.69	1.00%	1.15%	0.95%	17.74%	17%	$120,613
$7.47	1.13%	1.13%	0.95%	7.33%	13%	$114,664
$7.06	1.89%	1.11%	0.95%	(5.83)%	28%	$222,489
$7.70	1.43%	1.13%	0.95%	(20.42)%	21%	$260,883
$10.22	1.23%	1.12%	0.95%	11.52%	24%	$590,511

$8.16	1.78%	0.87%	0.70%	(4.72)%	21%	$96,653
$8.73	1.25%	0.88%	0.70%	18.16%	17%	$110,061
$7.51	1.48%	0.88%	0.70%	7.51%	13%	$95,466
$7.09	2.11%	0.85%	0.70%	(5.62)%	28%	$26,582
$7.75	1.68%	0.87%	0.70%	(20.10)%	21%	$27,494
$10.27	1.45%	0.85%	0.70%	11.69%	24%	$57,189

$8.14	1.29%	1.37%	1.20%	(5.17)%	21%	$64,007
$8.70	0.75%	1.39%	1.20%	17.77%	17%	$86,624
$7.46	0.87%	1.41%	1.20%	7.15%	13%	$85,256
$7.04	1.62%	1.40%	1.20%	(6.06)%	28%	$199,654
$7.68	1.20%	1.35%	1.20%	(20.59)%	21%	$153,917
$10.19	0.95%	1.30%	1.20%	11.20%	24%	$222,142

$26.08	0.74%	1.41%	1.25%	(5.91)%	57%	$75,751
$29.71	0.59%	1.40%	1.25%	20.04%	48%	$95,532
$24.89	0.71%	1.48%	1.25%	7.90%	44%	$85,735
$23.41	1.16%	1.43%	1.25%	(5.33)%	48%	$85,504
$27.70	0.81%	1.42%	1.25%	(24.44)%	37%	$90,444
$42.92	0.57%	1.43%	1.25%	17.16%	36%	$131,810

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Diversified Equity Fund (continued)
Class B
June 1, 2011 to May 31, 2012	$27.87	(0.01)[6]	(1.91)	0.00	(1.59)
October 1, 2010 to May 31, 2011[4]	$23.35	(0.05)[6]	4.57	0.00	0.00
October 1, 2009 to September 30, 2010	$21.96	(0.01)[6]	1.57	(0.17)	0.00
October 1, 2008 to September 30, 2009	$26.00	0.08 [6]	(2.16)	0.00	(1.96)
October 1, 2007 to September 30, 2008	$40.68	0.01 [6]	(8.92)	0.00	(5.77)
October 1, 2006 to September 30, 2007	$38.53	(0.08)[6]	6.02	0.00	(3.79)
Class C
June 1, 2011 to May 31, 2012	$28.43	(0.59)	(1.37)	0.00	(1.59)
October 1, 2010 to May 31, 2011[4]	$23.81	(0.04)[6]	4.66	0.00	0.00
October 1, 2009 to September 30, 2010	$22.43	(0.01)[6]	1.60	(0.21)	0.00
October 1, 2008 to September 30, 2009	$26.53	0.08 [6]	(2.20)	(0.02)	(1.96)
October 1, 2007 to September 30, 2008	$41.38	0.02 [6]	(9.10)	0.00	(5.77)
October 1, 2006 to September 30, 2007	$39.13	(0.07)[6]	6.11	0.00	(3.79)
Administrator Class
June 1, 2011 to May 31, 2012	$29.78	0.33	(2.13)	(0.27)	(1.59)
October 1, 2010 to May 31, 2011[4]	$24.98	0.14 [6]	4.89	(0.23)	0.00
October 1, 2009 to September 30, 2010	$23.47	0.20 [6]	1.70	(0.39)	0.00
October 1, 2008 to September 30, 2009	$27.79	0.28 [6]	(2.32)	(0.32)	(1.96)
October 1, 2007 to September 30, 2008	$43.03	0.36 [6]	(9.49)	(0.34)	(5.77)
October 1, 2006 to September 30, 2007	$40.46	0.33 [6]	6.33	(0.30)	(3.79)

Diversified Small Cap Fund
Administrator Class
June 1, 2011 to May 31, 2012	$13.76	0.01	(1.13)	(0.02)	0.00
October 1, 2010 to May 31, 2011[4]	$10.87	0.00 [5]	2.90	(0.01)	0.00
October 1, 2009 to September 30, 2010	$9.67	0.10	1.20	(0.10)	0.00
October 1, 2008 to September 30, 2009	$10.40	0.03 [6]	(0.76)	(0.00)[5]	0.00
October 1, 2007 to September 30, 2008	$14.89	0.01	(2.85)	0.00	(1.62)
October 1, 2006 to September 30, 2007	$14.66	(0.03)	1.96	0.00	(1.70)

Emerging Growth Fund
Class A
June 1, 2011 to May 31, 2012	$13.12	(0.14)[6]	(0.54)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.50	(0.11)[6]	3.73	0.00	0.00
October 1, 2009 to September 30, 2010	$7.93	(0.12)	1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.51	(0.07)[6]	(0.51)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.05)	(0.87)	0.00	0.00
Class C
June 1, 2011 to May 31, 2012	$12.81	(0.23)[6]	(0.52)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.32	(0.16)[6]	3.65	0.00	0.00
October 1, 2009 to September 30, 2010	$7.85	(0.16)[6]	1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$8.48	(0.12)[6]	(0.51)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.09)[6]	(0.86)	0.00	0.00
Administrator Class
June 1, 2011 to May 31, 2012	$13.22	(0.12)[6]	(0.54)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.56	(0.09)[6]	3.75	0.00	0.00
October 1, 2009 to September 30, 2010	$8.08	(0.01)	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.05)[6]	(0.40)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.40	(0.07)	(3.70)	0.00	(0.06)
January 31, 2007[8] to September 30, 2007	$10.00	(0.06)	2.46	0.00	0.00

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	73

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$24.36	(0.05)%	2.16%	2.00%	(6.61)%	57%	$2,922
0.00	$27.87	(0.20)%	2.15%	2.00%	19.36%	48%	$5,754
0.00	$23.35	(0.04)%	2.23%	2.00%	7.15%	44%	$7,825
0.00	$21.96	0.43%	2.18%	1.99%	(6.03)%	48%	$10,839
0.00	$26.00	0.03%	2.17%	2.00%	(25.01)%	37%	$19,054
0.00	$40.68	(0.19)%	2.18%	2.00%	16.24%	36%	$41,273

0.00	$24.88	(0.02)%	2.16%	2.00%	(6.62)%	57%	$2,499
0.00	$28.43	(0.17)%	2.15%	2.00%	19.40%	48%	$3,383
0.00	$23.81	(0.05)%	2.23%	2.00%	7.10%	44%	$3,280
0.00	$22.43	0.41%	2.17%	2.00%	(6.02)%	48%	$2,958
0.00	$26.53	0.05%	2.15%	2.00%	(25.00)%	37%	$3,491
0.00	$41.38	(0.18)%	2.18%	2.00%	16.25%	36%	$6,504

0.00	$26.12	0.99%	1.25%	1.00%	(5.67)%	57%	$293,895
0.00	$29.78	0.84%	1.24%	1.00%	20.22%	48%	$386,429
0.00	$24.98	0.83%	1.29%	1.00%	8.18%	44%	$359,109
0.00	$23.47	1.41%	1.25%	1.00%	(5.09)%	48%	$596,298
0.00	$27.79	1.05%	1.24%	1.00%	(24.24)%	37%	$678,818
0.00	$43.03	0.81%	1.25%	1.00%	17.41%	36%	$1,084,181

0.00	$12.62	0.10%	1.54%	1.00%	(8.11)%	69%	$127,204
0.00	$13.76	0.05%	1.43%	1.00%	26.66%	58%	$142,660
0.00	$10.87	(0.01)%	1.43%	1.00%	13.58%	58%	$119,100
0.00	$9.67	0.36%	1.32%	1.00%	(7.00)%	61%	$515,569
(0.03)	$10.40	0.06%	1.30%	1.14%	(20.61)%	56%	$569,169
0.00	$14.89	(0.21)%	1.36%	1.20%	13.75%	67%	$757,352

0.00	$12.44	(1.13)%	1.41%	1.37%	(5.18)%	75%	$125,113
0.00	$13.12	(1.32)%	3.03%	1.45%	38.11%	59%	$3,425
0.00	$9.50	(1.17)%	4.65%	1.46%	19.80%	97%	$142
0.00	$7.93	(1.09)%	8.23%	1.45%	(6.82)%	147%	$44
0.00	$8.51	(1.05)%	4.16%	1.45%	(9.76)%	191%	$14

0.00	$12.06	(1.89)%	2.17%	2.12%	(5.85)%	75%	$5,114
0.00	$12.81	(2.05)%	3.83%	2.20%	37.30%	59%	$516
0.00	$9.32	(1.93)%	5.40%	2.22%	18.85%	97%	$58
0.00	$7.85	(1.84)%	7.93%	2.20%	(7.43)%	147%	$8
0.00	$8.48	(1.82)%	4.85%	2.20%	(10.07)%	191%	$9

0.00	$12.56	(0.95)%	1.22%	1.19%	(4.99)%	75%	$185,744
0.00	$13.22	(1.08)%	2.41%	1.20%	38.28%	59%	$1,915
0.00	$9.56	(0.78)%	4.54%	1.20%	19.95%	97%	$51
0.00	$8.08	(0.79)%	6.89%	1.20%	(5.28)%	147%	$17
(0.04)	$8.53	(0.76)%	3.87%	1.20%	(30.63)%	191%	$59
0.00	$12.40	(0.80)%	10.20%	1.20%	24.00%	125%	$18

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Emerging Growth Fund (continued)
Institutional Class
June 1, 2011 to May 31, 2012	$13.33	(0.08)[6]		(0.55)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.62	(0.07)[6]		3.78	0.00	0.00
October 1, 2009 to September 30, 2010	$8.00	(0.07)		1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.04)[6]		(0.49)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.03)		(0.87)	0.00	0.00
Investor Class
June 1, 2011 to May 31, 2012	$13.07	(0.15)[6]		(0.53)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.47	(0.11)[6]		3.71	0.00	0.00
October 1, 2009 to September 30, 2010	$7.91	(0.09)		1.65	0.00	0.00
October 1, 2008 to September 30, 2009	$8.49	(0.07)[6]		(0.51)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.38	(0.13)		(3.66)	0.00	(0.06)
January 31, 2007[8] to September 30, 2007	$10.00	(0.05)		2.43	0.00	0.00

Equity Value Fund
Class A
June 1, 2011 to May 31, 2012	$13.95	0.13	[6]	(1.63)	(0.05)	0.00
October 1, 2010 to May 31, 2011[4]	$11.62	0.02		2.35	(0.04)	0.00
October 1, 2009 to September 30, 2010	$10.76	0.04		0.92	(0.10)	0.00
October 1, 2008 to September 30, 2009	$11.79	0.12	[6]	(1.03)	(0.12)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.53	0.17	[6]	(4.62)	(0.12)	(1.17)
October 1, 2006 to September 30, 2007	$15.12	0.12	[6]	2.77	(0.10)	(0.38)
Class B
June 1, 2011 to May 31, 2012	$13.85	0.04	[6]	(1.62)	(0.01)	0.00
October 1, 2010 to May 31, 2011[4]	$11.56	(0.05)[6]		2.34	0.00	0.00
October 1, 2009 to September 30, 2010	$10.67	(0.05)[6]		0.94	0.00	0.00
October 1, 2008 to September 30, 2009	$11.63	0.06	[6]	(1.02)	0.00	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.31	0.06	[6]	(4.57)	0.00	(1.17)
October 1, 2006 to September 30, 2007	$14.95	0.00	[5,6]	2.74	0.00	(0.38)
Class C
June 1, 2011 to May 31, 2012	$13.74	0.05		(1.61)	(0.02)	0.00
October 1, 2010 to May 31, 2011[4]	$11.47	(0.04)		2.31	0.00	0.00
October 1, 2009 to September 30, 2010	$10.63	(0.04)		0.90	(0.02)	0.00
October 1, 2008 to September 30, 2009	$11.61	0.06	[6]	(1.02)	(0.02)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.29	0.05	[6]	(4.56)	0.00	(1.17)
October 1, 2006 to September 30, 2007	$14.95	0.00	[6]	2.74	(0.02)	(0.38)
Class R
August 26, 2011[8] to May 31, 2012	$11.69	0.08	[6]	0.89	(0.04)	0.00
Administrator Class
June 1, 2011 to May 31, 2012	$14.21	0.16	[6]	(1.66)	(0.06)	0.00
October 1, 2010 to May 31, 2011[4]	$11.84	0.05		2.39	(0.07)	0.00
October 1, 2009 to September 30, 2010	$10.94	0.06	[6]	0.96	(0.12)	0.00
October 1, 2008 to September 30, 2009	$12.01	0.15	[6]	(1.06)	(0.16)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.82	0.20	[6]	(4.70)	(0.14)	(1.17)
October 1, 2006 to September 30, 2007	$15.36	0.16	[6]	2.82	(0.14)	(0.38)
Institutional Class
June 1, 2011 to May 31, 2012	$14.20	0.17		(1.64)	(0.08)	0.00
October 1, 2010 to May 31, 2011[4]	$11.84	0.06	[6]	2.40	(0.10)	0.00
October 1, 2009 to September 30, 2010	$10.95	0.09		0.95	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.03	0.17	[6]	(1.06)	(0.19)	(0.00)[5]
October 1, 2007 to September 30, 2008	$17.84	0.24	[6]	(4.70)	(0.18)	(1.17)
October 1, 2006 to September 30, 2007	$15.36	0.19	[6]	2.82	(0.15)	(0.38)

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	75

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$12.70	(0.67)%	0.98%	0.90%	(4.73)%	75%	$526,865
0.00	$13.33	(0.82)%	1.98%	0.95%	38.57%	59%	$8,170
0.00	$9.62	(0.67)%	4.32%	0.95%	20.40%	97%	$10
0.00	$8.00	(0.58)%	6.74%	0.95%	(6.33)%	147%	$8
0.00	$8.53	(0.56)%	3.64%	0.95%	(9.54)%	191%	$9

0.00	$12.39	(1.21)%	1.52%	1.45%	(5.20)%	75%	$36,715
0.00	$13.07	(1.35)%	3.20%	1.49%	38.01%	59%	$15,626
0.00	$9.47	(1.22)%	4.85%	1.50%	19.72%	97%	$3,705
0.00	$7.91	(1.11)%	7.23%	1.49%	(6.83)%	147%	$2,862
(0.04)	$8.49	(1.05)%	3.92%	1.49%	(30.84)%	191%	$3,665
0.00	$12.38	(1.12)%	5.86%	1.49%	23.80%	125%	$3,242

0.00	$12.40	1.06%	1.24%	1.24%	(10.69)%	103%	$244,744
0.00	$13.95	0.22%	1.32%	1.25%	20.39%	90%	$5,141
0.00	$11.62	0.32%	1.31%	1.25%	9.07%	122%	$4,428
0.00	$10.76	1.28%	1.37%	1.25%	(7.48)%	142%	$4,408
0.00	$11.79	1.14%	1.36%	1.25%	(27.24)%	152%	$4,868
0.00	$17.53	0.73%	1.35%	1.25%	19.50%	108%	$5,714

0.00	$12.26	0.29%	1.99%	1.99%	(11.38)%	103%	$3,468
0.00	$13.85	(0.55)%	2.07%	2.00%	19.81%	90%	$381
0.00	$11.56	(0.44)%	2.08%	2.00%	8.34%	122%	$506
0.00	$10.67	0.66%	2.13%	2.00%	(8.25)%	142%	$724
0.00	$11.63	0.39%	2.11%	2.00%	(27.77)%	152%	$1,502
0.00	$17.31	(0.01)%	2.10%	2.00%	18.61%	108%	$3,077

0.00	$12.16	0.29%	1.99%	1.99%	(11.37)%	103%	$9,579
0.00	$13.74	(0.52)%	2.08%	2.00%	19.79%	90%	$1,021
0.00	$11.47	(0.45)%	2.08%	2.00%	8.09%	122%	$606
0.00	$10.63	0.63%	2.13%	2.00%	(8.18)%	142%	$647
0.00	$11.61	0.38%	2.10%	2.00%	(27.80)%	152%	$997
0.00	$17.29	(0.01)%	2.10%	2.00%	18.60%	108%	$974

0.00	$12.62	0.82%	1.49%	1.49%	8.37%	103%	$184

0.00	$12.65	1.25%	1.08%	1.00%	(10.58)%	103%	$462,670
0.00	$14.21	0.47%	1.16%	1.00%	20.62%	90%	$123,303
0.00	$11.84	0.56%	1.14%	1.00%	9.40%	122%	$121,656
0.00	$10.94	1.58%	1.19%	1.00%	(7.24)%	142%	$156,382
0.00	$12.01	1.37%	1.16%	1.00%	(27.05)%	152%	$183,379
0.00	$17.82	0.98%	1.17%	1.00%	19.80%	108%	$85,370

0.00	$12.65	1.40%	0.82%	0.75%	(10.30)%	103%	$108,087
0.00	$14.20	0.72%	0.90%	0.75%	20.84%	90%	$96,750
0.00	$11.84	0.82%	0.88%	0.75%	9.65%	122%	$73,445
0.00	$10.95	1.82%	0.93%	0.75%	(7.13)%	142%	$60,014
0.00	$12.03	1.63%	0.91%	0.75%	(26.84)%	152%	$64,824
0.00	$17.84	1.13%	0.90%	0.75%	20.01%	108%	$62,639

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Index Fund
Class A
June 1, 2011 to May 31, 2012	$47.17	0.73		(1.35)	(0.65)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.42	0.56		8.77	(0.70)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.72	0.64		4.89	(0.63)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.53	0.91		(12.80)	(0.91)	(2.01)
August 1, 2007 to July 31, 2008[10]	$65.01	1.04		(8.50)	(1.02)	0.00
August 1, 2006 to July 31, 2007[10]	$57.04	0.86		7.96	(0.85)	0.00
Class B
June 1, 2011 to May 31, 2012	$47.23	0.38	[6]	(1.29)	(0.14)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.32	0.29	[6]	8.76	(0.26)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.63	0.28		4.88	(0.27)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.42	0.63	[6]	(12.82)	(0.59)	(2.01)
August 1, 2007 to July 31, 2008[10]	$64.86	0.57	[6]	(8.48)	(0.53)	0.00
August 1, 2006 to July 31, 2007[10]	$56.90	0.41	[6]	7.91	(0.36)	0.00
Class C
June 1, 2011 to May 31, 2012	$47.27	0.39	[6]	(1.31)	(0.29)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.32	0.27		8.78	(0.22)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.62	0.30		4.88	(0.28)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.36	0.59		(12.76)	(0.56)	(2.01)
August 1, 2007 to July 31, 2008[10]	$64.80	0.55		(8.44)	(0.55)	0.00
August 1, 2006 to July 31, 2007[10]	$56.87	0.40	[6]	7.90	(0.37)	0.00
Administrator Class
June 1, 2011 to May 31, 2012	$47.45	0.83		(1.32)	(0.79)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.56	0.67		8.82	(0.72)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.88	0.87	[6]	4.76	(0.75)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.88	1.02	[6]	(12.90)	(1.11)	(2.01)
August 1, 2007 to July 31, 2008[10]	$65.42	1.20	[6]	(8.54)	(1.20)	0.00
August 1, 2006 to July 31, 2007[10]	$57.40	1.02		8.01	(1.01)	0.00
Investor Class
June 1, 2011 to May 31, 2012	$47.30	0.77		(1.33)	(0.71)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.48	0.60		8.80	(0.70)	(1.88)
July 16, 2010[8] to July 31, 2010[11]	$39.19	0.03		1.26	0.00	0.00

International Value Fund
Class A
June 1, 2011 to May 31, 2012	$14.03	0.34		(3.36)	(0.37)	0.00
October 1, 2010 to May 31, 2011[4]	$12.58	0.22	[6]	1.46	(0.23)	0.00
October 1, 2009 to September 30, 2010	$12.67	0.23	[6]	(0.17)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.66	0.23	[6]	0.22	(0.44)	0.00
October 1, 2007 to September 30, 2008	$20.21	0.51	[6]	(7.24)	(0.36)	(0.46)
October 1, 2006 to September 30, 2007	$16.75	0.48	[6]	3.07	(0.08)	(0.01)
Class B
June 1, 2011 to May 31, 2012	$13.94	0.21	[6]	(3.29)	(0.26)	0.00
October 1, 2010 to May 31, 2011[4]	$12.42	0.11	[6]	1.49	(0.08)	0.00
October 1, 2009 to September 30, 2010	$12.57	0.12	[6]	(0.14)	(0.13)	0.00
October 1, 2008 to September 30, 2009	$12.42	0.14	[6]	0.25	(0.24)	0.00
October 1, 2007 to September 30, 2008	$19.82	0.38	[6]	(7.11)	(0.21)	(0.46)
October 1, 2006 to September 30, 2007	$16.55	0.27	[6]	3.09	(0.08)	(0.01)

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	77

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
	Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

$44.25	1.63%	0.68%	0.56%	(0.95)%	9%	$347,412
$47.17	1.53%	0.67%	0.56%	23.66%	3%	$388,113
$40.42	1.49%	1.00%	0.60%	13.29%	7%	$358,953
$41.72	2.22%	1.05%	0.52%	(20.30)%	6%	$172,687
$56.53	1.64%	0.90%	0.50%	(11.60)%	7%	$262,336
$65.01	1.35%	0.88%	0.57%	15.51%	14%	$366,413

$44.53	0.85%	1.43%	1.31%	(1.68)%	9%	$8,869
$47.23	0.78%	1.42%	1.31%	22.90%	3%	$19,894
$40.32	0.69%	1.76%	1.35%	12.44%	7%	$26,295
$41.63	1.51%	1.79%	1.26%	(20.91)%	6%	$28,008
$56.42	0.89%	1.66%	1.26%	(12.26)%	7%	$68,025
$64.86	0.65%	1.63%	1.32%	14.65%	14%	$113,488

$44.41	0.87%	1.43%	1.31%	(1.67)%	9%	$65,245
$47.27	0.78%	1.42%	1.31%	22.89%	3%	$80,981
$40.32	0.68%	1.76%	1.35%	12.44%	7%	$81,848
$41.62	1.48%	1.80%	1.27%	(20.91)%	6%	$89,159
$56.36	0.89%	1.65%	1.25%	(12.25)%	7%	$137,044
$64.80	0.63%	1.63%	1.32%	14.63%	14%	$175,657

$44.52	1.94%	0.37%	0.25%	(0.63)%	9%	$1,682,905
$47.45	1.84%	0.37%	0.25%	23.98%	3%	$1,709,455
$40.56	1.94%	0.63%	0.31%	13.55%	7%	$1,404,098
$41.88	2.49%	0.80%	0.27%	(20.09)%	6%	$115,745
$56.88	1.89%	0.65%	0.25%	(11.37)%	7%	$212,661
$65.42	1.62%	0.63%	0.32%	15.80%	14%	$340,321

$44.38	1.74%	0.75%	0.45%	(0.82)%	9%	$118,982
$47.30	1.64%	0.74%	0.45%	23.78%	3%	$131,141
$40.48	2.13%	0.79%	0.45%	3.29%	7%	$111,126

$10.64	2.81%	1.46%	1.46%	(21.53)%	9%	$4,742
$14.03	2.41%	1.55%	1.47%	13.55%	16%	$6,213
$12.58	1.92%	1.69%	1.46%	0.52%	27%	$6,792
$12.67	2.28%	1.68%	1.50%	4.82%	41%	$8,769
$12.66	3.04%	1.74%	1.50%	(34.48)%	23%	$16,903
$20.21	2.45%	1.64%	1.50%	21.20%	19%	$25,445

$10.60	1.79%	2.21%	2.21%	(22.15)%	9%	$110
$13.94	1.28%	2.32%	2.22%	12.97%	16%	$194
$12.42	0.99%	2.44%	2.21%	(0.16)%	27%	$339
$12.57	1.39%	2.44%	2.25%	3.82%	41%	$581
$12.42	2.24%	2.49%	2.25%	(34.97)%	23%	$951
$19.82	1.43%	2.40%	2.25%	20.32%	19%	$2,512

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

International Value Fund (continued)
Class C
June 1, 2011 to May 31, 2012	$13.79	0.23 [6]	(3.28)	(0.27)	0.00
October 1, 2010 to May 31, 2011[4]	$12.33	0.15 [6]	1.44	(0.13)	0.00
October 1, 2009 to September 30, 2010	$12.51	0.15	(0.18)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.44	0.15 [6]	0.23	(0.31)	0.00
October 1, 2007 to September 30, 2008	$19.90	0.38 [6]	(7.13)	(0.25)	(0.46)
October 1, 2006 to September 30, 2007	$16.54	0.30 [6]	3.07	0.00	(0.01)
Administrator Class
June 1, 2011 to May 31, 2012	$13.95	0.35	(3.33)	(0.40)	0.00
October 1, 2010 to May 31, 2011[4]	$12.52	0.24 [6]	1.46	(0.27)	0.00
October 1, 2009 to September 30, 2010	$12.68	0.25	(0.15)	(0.26)	0.00
October 1, 2008 to September 30, 2009	$12.69	0.25 [6]	0.20	(0.46)	0.00
October 1, 2007 to September 30, 2008	$20.23	0.58 [6]	(7.27)	(0.39)	(0.46)
October 1, 2006 to September 30, 2007	$16.65	0.44 [6]	3.15	0.00	(0.01)
Institutional Class
June 1, 2011 to May 31, 2012	$13.98	0.36	(3.33)	(0.43)	0.00
October 1, 2010 to May 31, 2011[4]	$12.58	0.28	1.44	(0.32)	0.00
October 1, 2009 to September 30, 2010	$12.71	0.32	(0.20)	(0.25)	0.00
October 1, 2008 to September 30, 2009	$12.72	0.28 [6]	0.20	(0.49)	0.00
October 1, 2007 to September 30, 2008	$20.28	0.62 [6]	(7.31)	(0.41)	(0.46)
October 1, 2006 to September 30, 2007	$16.67	0.46 [6]	3.16	0.00	(0.01)

Small Company Growth Fund
Class A
June 1, 2011 to May 31, 2012	$29.53	(0.18)[6]	(3.14)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.23	(0.15)	8.45	0.00	0.00
October 1, 2009 to September 30, 2010	$18.56	(0.21)[6]	2.88	0.00	0.00
October 1, 2008 to September 30, 2009	$18.38	(0.17)[6]	0.35	0.00	0.00
October 1, 2007 to September 30, 2008	$30.20	(0.24)[6]	(7.24)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.50	(0.29)[6]	5.04	0.00	(5.05)
Class B
June 1, 2011 to May 31, 2012	$27.63	(0.37)[6]	(2.91)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$19.97	(0.29)[6]	7.95	0.00	0.00
October 1, 2009 to September 30, 2010	$17.58	(0.34)[6]	2.73	0.00	0.00
October 1, 2008 to September 30, 2009	$17.55	(0.25)[6]	0.28	0.00	0.00
October 1, 2007 to September 30, 2008	$29.24	(0.40)[6]	(6.95)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$29.87	(0.50)[6]	4.92	0.00	(5.05)
Class C
June 1, 2011 to May 31, 2012	$27.95	(0.36)[6]	(2.97)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$20.19	(0.30)[6]	8.06	0.00	0.00
October 1, 2009 to September 30, 2010	$17.77	(0.34)[6]	2.76	0.00	0.00
October 1, 2008 to September 30, 2009	$17.73	(0.26)[6]	0.30	0.00	0.00
October 1, 2007 to September 30, 2008	$29.49	(0.39)[6]	(7.03)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.08	(0.50)[6]	4.96	0.00	(5.05)
Administrator Class
June 1, 2011 to May 31, 2012	$30.22	(0.13)[6]	(3.19)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.70	(0.14)[6]	8.66	0.00	0.00
October 1, 2009 to September 30, 2010	$18.90	(0.16)[6]	2.96	0.00	0.00
October 1, 2008 to September 30, 2009	$18.68	(0.12)[6]	0.34	0.00	0.00
October 1, 2007 to September 30, 2008	$30.54	(0.19)[6]	(7.33)	0.00	(4.17)
October 1, 2006 to September 30, 2007	$30.73	(0.22)[6]	5.08	0.00	(5.05)

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	79

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income (Loss)[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$10.47	1.96%	2.21%	2.21%	(22.14)%	9%	$441
0.00	$13.79	1.75%	2.30%	2.22%	13.00%	16%	$665
0.00	$12.33	1.11%	2.45%	2.21%	(0.21)%	27%	$665
0.00	$12.51	1.56%	2.43%	2.25%	3.90%	41%	$791
0.00	$12.44	2.29%	2.46%	2.25%	(34.99)%	23%	$799
0.00	$19.90	1.54%	2.40%	2.25%	20.36%	19%	$1,305

0.00	$10.57	3.04%	1.29%	1.25%	(21.37)%	9%	$259,969
0.00	$13.95	2.84%	1.38%	1.25%	13.73%	16%	$313,423
0.00	$12.52	2.26%	1.53%	1.21%	0.80%	27%	$259,768
0.00	$12.68	2.50%	1.50%	1.25%	4.89%	41%	$231,537
0.00	$12.69	3.50%	1.56%	1.25%	(34.30)%	23%	$206,603
0.00	$20.23	2.29%	1.47%	1.25%	21.55%	19%	$263,305

0.00	$10.58	3.20%	1.03%	1.03%	(21.26)%	9%	$1,505
0.00	$13.98	3.04%	1.11%	1.03%	13.92%	16%	$1,797
0.00	$12.58	2.51%	1.08%	1.01%	1.01%	27%	$1,518
0.00	$12.71	2.79%	1.23%	1.05%	5.15%	41%	$1,766
0.00	$12.72	3.83%	1.29%	1.05%	(34.22)%	23%	$786
0.00	$20.28	2.40%	1.20%	1.05%	21.70%	19%	$12

0.00	$26.21	(0.70)%	1.46%	1.44%	(11.18)%	107%	$6,450
0.00	$29.53	(1.04)%	1.45%	1.44%	39.11%	70%	$7,201
0.00	$21.23	(1.05)%	1.50%	1.45%	14.39%	129%	$4,042
0.00	$18.56	(1.13)%	1.54%	1.44%	0.92%	169%	$2,408
(0.17)	$18.38	(1.09)%	1.53%	1.45%	(27.91)%	150%	$2,109
0.00	$30.20	(1.00)%	1.52%	1.45%	17.07%	138%	$3,270

0.00	$24.35	(1.48)%	2.21%	2.19%	(11.87)%	107%	$193
0.00	$27.63	(1.78)%	2.19%	2.19%	38.43%	70%	$380
0.00	$19.97	(1.83)%	2.24%	2.20%	13.54%	129%	$251
0.00	$17.58	(1.85)%	2.29%	2.19%	0.17%	169%	$312
(0.17)	$17.55	(1.85)%	2.28%	2.20%	(28.45)%	150%	$344
0.00	$29.24	(1.76)%	2.27%	2.20%	16.22%	138%	$750

0.00	$24.62	(1.45)%	2.22%	2.19%	(11.85)%	107%	$1,628
0.00	$27.95	(1.80)%	2.20%	2.19%	38.39%	70%	$1,736
0.00	$20.19	(1.81)%	2.24%	2.20%	13.62%	129%	$820
0.00	$17.77	(1.87)%	2.29%	2.19%	0.23%	169%	$605
(0.17)	$17.73	(1.85)%	2.23%	2.20%	(28.44)%	150%	$231
0.00	$29.49	(1.74)%	2.27%	2.20%	16.24%	138%	$324

0.00	$26.90	(0.48)%	1.30%	1.20%	(10.99)%	107%	$97,776
0.00	$30.22	(0.78)%	1.28%	1.20%	39.33%	70%	$177,938
0.00	$21.70	(0.82)%	1.32%	1.20%	14.76%	129%	$237,761
0.00	$18.90	(0.85)%	1.35%	1.19%	1.18%	169%	$229,380
(0.17)	$18.68	(0.84)%	1.34%	1.20%	(27.70)%	150%	$242,802
0.00	$30.54	(0.75)%	1.34%	1.20%	17.34%	138%	$487,994

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Small Company Growth Fund (continued)
Institutional Class
June 1, 2011 to May 31, 2012	$30.44	(0.07)[6]	(3.22)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.81	(0.12)[6]	8.75	0.00	0.00
October 1, 2009 to September 30, 2010	$18.94	(0.05)[6]	2.92	0.00	0.00
October 1, 2008 to September 30, 2009	$18.70	(0.08)[6]	0.32	0.00	0.00
March 31, 2008[8] to September 30, 2008	$20.18	(0.05)[6]	(1.43)	0.00	0.00

Small Company Value Fund
Class A
June 1, 2011 to May 31, 2012	$14.36	0.03	(1.11)	(0.11)	0.00
October 1, 2010 to May 31, 2011[4]	$11.38	0.11	2.87	0.00	0.00
October 1, 2009 to September 30, 2010	$9.84	(0.02)	1.56	0.00	0.00
October 1, 2008 to September 30, 2009	$10.55	0.04 [6]	(0.71)	(0.04)	0.00
October 1, 2007 to September 30, 2008	$15.35	0.05 [6]	(3.36)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$15.55	0.00 [5,6]	0.96	0.00	(1.16)
Class B
June 1, 2011 to May 31, 2012	$13.30	(0.08)[6]	(1.01)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$10.59	0.04 [6]	2.67	0.00	0.00
October 1, 2009 to September 30, 2010	$9.20	(0.10)[6]	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.01)[6]	(0.68)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[6]	(3.17)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$14.94	(0.12)[6]	0.93	0.00	(1.16)
Class C
June 1, 2011 to May 31, 2012	$13.30	(0.08)[6]	(1.02)	(0.04)	0.00
October 1, 2010 to May 31, 2011[4]	$10.59	0.02 [6]	2.69	0.00	0.00
October 1, 2009 to September 30, 2010	$9.20	(0.09)[6]	1.48	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.02)[6]	(0.67)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[6]	(3.17)	0.00	(1.49)
October 1, 2006 to September 30, 2007	$14.94	(0.12)[6]	0.93	0.00	(1.16)
Administrator Class
June 1, 2011 to May 31, 2012	$14.60	0.06	(1.13)	(0.14)	0.00
October 1, 2010 to May 31, 2011[4]	$11.55	0.12 [6]	2.93	0.00	0.00
October 1, 2009 to September 30, 2010	$9.94	(0.02)	1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$10.69	0.06 [6]	(0.74)	(0.07)	0.00
October 1, 2007 to September 30, 2008	$15.54	0.08 [6]	(3.39)	(0.05)	(1.49)
October 1, 2006 to September 30, 2007	$15.69	0.04 [6]	0.98	(0.01)	(1.16)
Institutional Class
June 1, 2011 to May 31, 2012	$14.63	0.11	(1.17)	(0.16)	0.00
October 1, 2010 to May 31, 2011[4]	$11.55	0.13 [6]	2.95	0.00	0.00
July 30, 2010[8] to September 30, 2010	$11.26	0.02	0.27	0.00	0.00

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	81

Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
	Net Investment Income (Loss)[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

$27.15	(0.27)%	1.03%	0.95%	(10.78)%	107%	$9,692
$30.44	(0.61)%	1.01%	0.95%	39.59%	70%	$91,704
$21.81	(0.25)%	1.05%	0.95%	14.98%	129%	$1,175
$18.94	(0.57)%	1.09%	0.95%	1.39%	169%	$9
$18.70	(0.59)%	1.08%	0.95%	(7.33)%	150%	$54,827

$13.17	0.08%	1.50%	1.45%	(7.44)%	60%	$18,605
$14.36	1.07%	1.49%	1.42%	26.19%	47%	$26,222
$11.38	(0.21)%	1.65%	1.45%	15.53%	60%	$22,492
$9.84	0.55%	1.55%	1.45%	(6.14)%	99%	$20,202
$10.55	0.42%	1.52%	1.45%	(22.58)%	82%	$34,964
$15.35	(0.02)%	1.55%	1.45%	5.95%	69%	$66,379

$12.21	(0.67)%	2.25%	2.20%	(8.20)%	60%	$500
$13.30	0.45%	2.25%	2.17%	25.59%	47%	$1,340
$10.59	(0.99)%	2.40%	2.20%	14.98%	60%	$2,079
$9.20	(0.20)%	2.30%	2.20%	(6.88)%	99%	$2,792
$9.89	(0.33)%	2.31%	2.20%	(23.16)%	82%	$5,086
$14.59	(0.77)%	2.30%	2.20%	5.15%	69%	$10,413

$12.16	(0.68)%	2.25%	2.20%	(8.20)%	60%	$1,557
$13.30	0.29%	2.24%	2.17%	25.59%	47%	$2,150
$10.59	(0.94)%	2.40%	2.20%	14.98%	60%	$1,763
$9.20	(0.26)%	2.30%	2.20%	(6.88)%	99%	$1,437
$9.89	(0.33)%	2.30%	2.20%	(23.15)%	82%	$1,728
$14.59	(0.77)%	2.30%	2.20%	5.15%	69%	$3,754

$13.39	0.32%	1.33%	1.20%	(7.24)%	60%	$60,333
$14.60	1.34%	1.33%	1.20%	26.41%	47%	$70,022
$11.55	(0.05)%	1.47%	1.20%	16.20%	60%	$60,081
$9.94	0.85%	1.37%	1.20%	(6.06)%	99%	$124,072
$10.69	0.71%	1.38%	1.20%	(22.33)%	82%	$252,275
$15.54	0.26%	1.37%	1.20%	6.28%	69%	$327,372

$13.41	0.59%	1.05%	1.00%	(7.14)%	60%	$62
$14.63	1.42%	1.02%	0.96%	26.67%	47%	$16
$11.55	1.02%	1.15%	1.00%	2.58%	60%	$10

Please see footnotes on page 82.

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

1.	Includes net expenses allocated from the Master Portfolio(s) in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

5.	Amount is less than $0.005.

6.	Calculated based upon average shares outstanding.

7.	On June 20, 2008, Class D was renamed Investor Class.

8.	Commencement of class operations.

9.	For the ten months ended May 31, 2011. The Fund changed its fiscal year end from July 31 to May 31, effective May 31, 2011.

10.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 16, 2010 is that of Evergreen Equity Index Fund. The per share information has been adjusted to give effect to this transaction.

11.	Investor Class of Evergreen Equity Index Fund, the accounting and performance survivor, did not exist prior to the reorganization. As a result, accounting and performance information for Investor Class commenced operation on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	83

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Advantage Diversified Equity Fund (“Diversified Equity Fund”), Wells Fargo Advantage Diversified Small Cap Fund (“Diversified Small Cap Fund”), Wells Fargo Advantage Emerging Growth Fund (“Emerging Growth Fund”), Wells Fargo Advantage Equity Value Fund (“Equity Value Fund”), Wells Fargo Advantage Index Fund (“Index Fund”), Wells Fargo Advantage International Value Fund (“International Value Fund”), Wells Fargo Advantage Small Company Growth Fund (“Small Company Growth Fund”) and Wells Fargo Advantage Small Company Value Fund (“Small Company Value Fund” ) (each, a “Fund”, collectively, the “Funds”). Each Fund, is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2012, are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2012, the Funds own the following percentages of the Master Portfolio(s):

	C&B Large Cap Value Fund	Diversified Equity Fund	Diversified Small Cap Fund	Emerging Growth Fund	Equity Value Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	84%	10%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	N/A	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Emerging Growth Portfolio	N/A	1	3%	88%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Equity Value Portfolio	N/A	3	N/A	N/A	83%	N/A	N/A	N/A	N/A
Wells Fargo Advantage Index Portfolio	N/A	4	N/A	N/A	N/A	93%	N/A	N/A	N/A
Wells Fargo Advantage International Equity Portfolio	N/A	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Growth Portfolio	N/A	13	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Index Portfolio	N/A	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Value Portfolio	N/A	5	N/A	N/A	N/A	N/A	92%	N/A	N/A
Wells Fargo Advantage Large Company Value Portfolio	N/A	59	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Small Cap Value Portfolio	N/A	20	67	N/A	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Small Company Growth Portfolio	N/A	6	19	N/A	N/A	N/A	N/A	71%	N/A
Wells Fargo Advantage Small Company Value Portfolio	N/A	5	16	N/A	N/A	N/A	N/A	N/A	41%

84	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Funds’ Valuation Procedures.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in the Funds and each Master Portfolio. Realized gains or losses in the Funds and each Master Portfolio are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by the Funds and each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	85

Each Fund records daily its proportionate share of each Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
C&B Large Cap Value Fund	$(502)	$54,946	$(54,444)
Diversified Equity Fund	0	(7,049)	7,049
Diversified Small Cap Fund	0	12,023	(12,023)
Emerging Growth Fund	(2,757,019)	2,820,200	(63,181)
Equity Value Fund	(3,653,936)	7,009	3,646,927
Index Fund	0	(177,327)	177,327
International Value Fund	0	(355,005)	355,005
Small Company Growth Fund	(640,002)	645,211	(5,209)
Small Company Value Fund	0	(138,721)	138,721

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, each Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

86	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

At May 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment Capital Loss Expiration						Post-enactment Capital Losses
	2014	2015	2016	2017	2018	2019	Short-term
C&B Large Cap Value Fund	$0	$0	$0	$24,866,936	$52,060,627	$16,296,879	$0
Diversified Small Cap Fund	0	0	0	19,125,538	82,177,516	0	0
Equity Value Fund	8,897,495	3,137,764	45,723,944	25,647,183	30,379,874	0	223,158
International Value Fund	0	0	0	6,753,262	39,532,291	4,561,591	0
Small Company Growth Fund	0	0	0	0	6,084,657	0	0
Small Company Value Fund	0	0	0	23,708,588	80,412,918	0	0

As of May 31, 2012, International Value Fund had $3,329,024 of current year deferred post-October capital losses, which will be treated as realized for tax purposes on the first day of the succeeding year.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2012, investments for each Fund (except for Diversified Equity Fund and Diversified Small Cap Fund) were only in an affiliated Master Portfolio which was carried at fair value and designated as Level 2 inputs.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	87

As of May 31, 2012, the inputs used in valuing the assets of Diversified Equity Fund and Diversified Small Cap Fund, which were carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Diversified Equity Fund

Equity securities
Affiliated Master Portfolios	$0	$375,174,056	$0	$375,174,056
Other	0	0	257,619	257,619
Total	$0	$375,174,056	$257,619	$375,431,675
Diversified Small Cap Fund

Equity securities
Affiliated Master Portfolios	$0	$126,721,464	$0	$126,721,464
Other	0	0	493,308	493,308
Total	$0	$126,721,464	$493,308	$127,214,772

Further details can be found in each Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Funds did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Funds.

For each Fund that invests all of its assets in a single Master Portfolio, Funds Management does not currently receive an advisory fee. For each Fund that invests in multiple Master Portfolios, Funds Management is the adviser and is entitled to receive an annual advisory fee of 0.25% of each Fund’s average daily net assets for providing such advisory services, including the determination of the asset allocations of each Fund’s investments in the various Master Portfolios.

Each Fund may withdraw all of its investments from its corresponding Master Portfolio(s) and invest directly in securities at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an advisory fee for the direct management of those assets.

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

	Class Level Administration Fee
Class A, Class B, Class C, Class R	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32	*

*	Prior to May 1, 2012, the class-level administration fee for Investor Class was 0.33%.

88	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration Date	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class	Investor Class
C&B Large Cap Value Fund	September 30, 2012	1.15%	1.90%	1.90%	N/A	0.95%	0.70%	1.20%
Diversified Equity Fund	July 18, 2013	1.25	2.00	2.00	N/A	1.00	N/A	N/A
Diversified Small Cap Fund	September 30, 2012	N/A	N/A	N/A	N/A	1.00	N/A	N/A
Emerging Growth Fund	September 30, 2012	1.37	N/A	2.12	N/A	1.20	0.90	1.44
Equity Value Fund	July 18, 2013	1.24	1.99	1.99	1.49%	1.00	0.75	N/A
Index Fund	July 18, 2013	0.56	1.31	1.31	N/A	0.25	N/A	0.45
International Value Fund	September 30, 2012	1.50	2.25	2.25	N/A	1.25	1.05	N/A
Small Company Growth Fund	September 30, 2012	1.45	2.20	2.20	N/A	1.20	0.95	N/A
Small Company Value Fund	September 30, 2012	1.45	2.20	2.20	N/A	1.20	1.00	N/A

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

For the year ended May 31, 2012, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
C&B Large Cap Value Fund	$2,535	$3,074	$83
Diversified Equity Fund	4,058	3,516	106
Emerging Growth Fund	988	N/A	216
Equity Value Fund	1,452	2,379	53
Index Fund	5,446	6,912	941
International Value Fund	228	293	0
Small Company Growth Fund	6,544	232	1,246
Small Company Value Fund	2,457	72	173

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	89

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost*	Sales Proceeds*
C&B Large Cap Value Fund	$62,035,543	$120,695,044
Diversified Equity Fund	229,860,912	288,539,004
Diversified Small Cap Fund	99,965,127	135,758,889
Emerging Growth Fund	513,924,629	678,210,761
Equity Value Fund	763,066,464	825,815,030
Index Fund	197,165,378	285,079,678
International Value Fund	46,269,307	24,585,363
Small Company Growth Fund	190,626,521	282,554,457
Small Company Value Fund	49,470,314	57,846,531

*	Each Fund seeks to achieve its investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sales of these securities.

6. ACQUISITIONS

After the close of business on August 26, 2011, Emerging Growth Fund acquired the net assets of Wells Fargo Advantage Small Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Advantage Small Cap Growth Fund transferred all of its portfolio securities to Wells Fargo Advantage Emerging Growth Portfolio (a master portfolio in which Emerging Growth Fund invests all of its assets) in exchange for interests in Wells Fargo Advantage Emerging Growth Portfolio. Immediately thereafter, Wells Fargo Advantage Small Cap Growth Fund transferred all of its equity interests in Wells Fargo Advantage Emerging Growth Portfolio to Emerging Growth Fund in exchange for shares of Emerging Growth Fund. Shareholders holding Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Small Cap Growth Fund received Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of Emerging Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Small Cap Growth Fund for 91,597,530 shares of Emerging Growth Fund valued at $986,870,452 at an exchange ratio of 0.92, 0.84, 0.86, 0.93, 0.95 and 0.91 for Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively. The investment portfolio of Wells Fargo Advantage Small Cap Growth Fund with a fair value of $983,123,142, identified cost of $1,049,145,570 and unrealized losses of $66,022,428 at August 26, 2011 were the principal assets acquired by Emerging Growth Fund. The aggregate net assets of Wells Fargo Advantage Small Cap Growth Fund and Emerging Growth Fund immediately prior to the acquisition were $986,870,452 and $21,206,634, respectively. The aggregate net assets of Emerging Growth Fund immediately after the acquisition were $1,008,077,086. For financial reporting purposes, assets received and shares issued by Emerging Growth Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Growth Fund was carried forward to align ongoing reporting Emerging Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2011, the beginning of the annual reporting period for Emerging Growth Fund, the pro forma results of operations for the year ended May 31, 2012 would have been:

Net investment loss	$(3,409,990)
Net realized and unrealized gains (losses) on investments	$(28,375,166)
Net decrease in net assets resulting from operations	$(31,785,156)

90	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Small Cap Growth Fund that have been included in Emerging Growth Fund’s Statement of Operations since August 29, 2011.

After the close of business on August 26, 2011, Equity Value Fund acquired the net assets of Wells Fargo Advantage Classic Value Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Advantage Classic Value Fund transferred all of its portfolio securities to Wells Fargo Advantage Equity Value Portfolio (a master portfolio in which Equity Value Fund invests all of its assets) in exchange for interests in Wells Fargo Advantage Equity Value Portfolio. Immediately thereafter, Wells Fargo Advantage Classic Value Fund transferred all of its equity interests in Wells Fargo Advantage Equity Value Portfolio to Equity Value Fund in exchange for shares of Equity Value Fund. Shareholders holding Class A, Class B, Class C, Class R, Administrator Class and Institutional Class shares of Wells Fargo Advantage Classic Value Fund received Class A, Class B, Class C, Class R, Administrator Class and Institutional Class shares, respectively, of Equity Value Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Classic Value Fund for 56,082,571 shares of Equity Value Fund valued at $650,291,592 at an exchange ratio of 1.54, 1.54, 1.55, 1.52, 1.51 and 1.51 for Class A, Class B, Class C, Class R, Administrator Class and Institutional Class shares, respectively. The investment portfolio of Wells Fargo Advantage Classic Value Fund with a fair value of $650,311,693, identified cost of $637,997,519 and unrealized gains of $12,314,174 at August 26, 2011 were the principal assets acquired by Equity Value Fund. The aggregate net assets of Wells Fargo Advantage Classic Value Fund and Equity Value Fund immediately prior to the acquisition were $650,291,592 and $185,796,293, respectively. The aggregate net assets of Equity Value Fund immediately after the acquisition were $836,087,885. For financial reporting purposes, assets received and shares issued by Equity Value Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Classic Value Fund was carried forward to align ongoing reporting Equity Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2011, the beginning of the annual reporting period for Equity Value Fund, the pro forma results of operations for the year ended May 31, 2012 would have been:

Net investment income	$14,743,176
Net realized and unrealized gains (losses) on investments	$(109,080,239)
Net decrease in net assets resulting from operations	$(94,337,063)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Classic Value Fund that have been included in Equity Value Fund’s Statement of Operations since August 29, 2011.

After the close of business on July 16, 2010, Diversified Equity Fund acquired the net assets of Wells Fargo Advantage Growth Equity Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Class A, Class B, Class C, Administrator Class and Institutional Class shares of Wells Fargo Advantage Growth Equity Fund received Class A, Class B, Class C, Administrator Class and Administrator Class shares, respectively, of Diversified Equity Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Growth Equity Fund for 4,232,997 shares of Diversified Equity Fund valued at $97,176,430 at an exchange ratio of 0.43, 0.34, 0.37, 0.45, and 0.45 for Class A, Class B, Class C, Administrator Class and Administrator Class shares, respectively. The investment portfolio of Wells Fargo Advantage Growth Equity Fund with a fair value of $97,257,117, identified cost of $94,788,723 and unrealized appreciation of $2,468,394 at July 16, 2010 were the principal assets acquired by Diversified Equity Fund. The aggregate net assets of Wells Fargo Advantage Growth Equity Fund and Diversified Equity Fund immediately prior to the acquisition were $97,176,430 and $378,307,932, respectively. The aggregate net assets of Diversified Equity Fund immediately after the acquisition were $475,484,362. For financial reporting purposes, assets received and shares issued by Diversified Equity Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Growth Equity Fund was carried forward to align ongoing reporting Diversified Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	91

Assuming the acquisition had been completed October 1, 2009, the beginning of the annual reporting period for Diversified Equity Fund, the pro forma results of operations for the year ended September 30, 2010 would have been:

Net investment income	$3,978,785
Net realized and unrealized gains (losses) on investments	$35,855,587
Net increase in net assets resulting from operations	$39,834,372

After the close of business July 16, 2010, Index Fund, which is the legal survivor, acquired the net assets of Evergreen Equity Index Fund, the accounting and performance survivor. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen Equity Index Fund. Shareholders holding Class A, Class B, Class C, Class I and Class IS shares of Evergreen Equity Index Fund received Class A, Class B, Class C, Administrator Class and Class A, respectively, of the Index Fund in the reorganization. The exchange ratio and number of shares issued to the Evergreen Index Fund were as follows:

Acquired Fund	Exchange Ratio	Number of Shares Issued
Evergreen Equity Index Fund	0.84	4,268,353	Class A
	0.83	559,413	Class B
	0.84	2,053,271	Class C
	0.83	1,774,390	Administrator Class

The investment portfolio of the Index Fund with a fair value of $1,591,379,476, identified cost of $1,453,712,899 and unrealized gains of $137,666,577 at July 16, 2010 was the principal assets acquired by the accounting and performance survivor. The shares and net assets of the Index Fund immediately prior to the acquisition were 40,646,939 shares and $1,592,296,663, respectively. The aggregate net assets of Evergreen Equity Index Fund immediately prior to the acquisition were $338,122,147. The aggregate net assets of the Index Fund immediately after the acquisition were $1,930,418,810. For financial reporting purposes, assets received and shares issued by the Index Fund were recorded at fair value; however, the cost basis of the investments received from the Index Fund was carried forward to align ongoing reporting the Index Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed August 1, 2009, the beginning of the annual reporting period for the Index Fund, the pro forma results of operations for the year ended July 30, 2010 would have been:

Net investment income	$33,097,370
Net realized and unrealized gains (losses) on investments	$219,667,075
Net increase in net assets resulting from operations	$252,764,445

7. BANK BORROWINGS

The Trust (excluding Diversified Equity Fund, the money market funds and certain funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company. Diversified Equity Fund and certain other funds in the Trust are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon. Under each agreement, the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under each credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement with State Street Bank and Trust Company, the applicable Funds pay an annual commitment fee equal to 0.10% of the unused balance, which is allocated pro rata. Prior to September 6, 2011, the revolving credit agreement with State Street Bank and Trust Company was for $125,000,000 and the annual commitment fee paid by each Fund was 0.125% of the unused balance. Under the credit agreement with Bank of New York Mellon, Diversified Equity Fund and certain other funds in the Trust pay an

92	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

annual commitment fee equal to 0.15% of the unused balance, which is allocated pro rata. For the year ended May 31, 2012, the Funds paid the following amounts in commitment fees:

Commitment Fee
C&B Large Cap Value Fund	$609
Diversified Equity Fund	1,591
Diversified Small Cap Fund	312
Emerging Growth Fund	1,016
Equity Value Fund	1,151
Index Fund	4,311
International Value Fund	709
Small Company Growth Fund	573
Small Company Value Fund	212

For the year ended May 31, 2012, there were no borrowings by the Funds under the agreements.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the following periods were as follows:

	Ordinary Income			Long-Term Capital Gain
	Year ended May 31, 2012	Year ended May 31, 2011*	Year ended September 30, 2010	Year ended May 31, 2012
C&B Large Cap Value Fund	$4,583,466	$4,461,488	$6,045,033	$0
Diversified Equity Fund	4,019,507	3,597,692	6,617,751	24,006,533
Diversified Small Cap Fund	216,410	80,348	1,273,368	0
Equity Value Fund	4,213,341	1,276,703	2,515,925	0
International Value Fund	9,494,569	5,789,567	4,881,155	0
Small Company Value Fund	796,871	0	0	0

*	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

For Index Fund, the tax character of distributions paid during the Fund’s tax year ended May 31, 2012, May 31, 2011 and May 31, 2010 were as follows:

	Ordinary Income			Long-Term Capital Gain
	2012	2011	2010	2012	2011	2010
Index Fund	$42,740,443	$34,195,828	$27,790,000	$76,141,962	$89,772,462	$0

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	93

As of May 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Ordinary Loss*	Undistributed Long-Term Gain	Unrealized Gains (Losses)	Capital Loss Carryforward**
C&B Large Cap Value Fund	$1,565,169	$0	$0	$21,889,222	$(93,224,442)
Diversified Equity Fund	1,655,874	0	11,427,869	3,809,987	0
Diversified Small Cap Fund	28,424	0	0	3,597,923	(101,303,054)
Emerging Growth Fund	0	(3,090,848)	42,092,013	27,467,584	0
Equity Value Fund	4,842,448	0	0	39,262,617	(114,009,418)
Index Fund	20,214,381	0	21,401,386	479,444,400	0
International Value Fund	5,217,974	0	0	(82,151,407)	(54,176,168)
Small Company Growth Fund	0	(235,257)	0	(30,084,614)	(6,084,657)
Small Company Value Fund	56,036	0	0	(6,535,765)	(104,121,506)

*	This amount includes the qualified late-year ordinary loss which will be recognized on the first day of the following fiscal year.

**	This amount includes the post-October loss, which will be recognized on the first day of the following fiscal year.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

94	Wells Fargo Advantage Equity Gateway Funds	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Diversified Small Cap Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Equity Value Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, and Wells Fargo Advantage Small Company Value Fund, nine of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of May 31, 2012 by applying appropriate audit procedures to the Master Portfolios’ financial statements and confirmation of securities owned with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2012, the results of their operations for the year then ended, changes in their net assets and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	95

C&B LARGE CAP VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 97.16%

Consumer Discretionary: 16.72%

Hotels, Restaurants & Leisure: 6.13%
Carnival Corporation «	154,700	$4,964,323
Darden Restaurants Incorporated «	151,200	7,821,576
McDonald’s Corporation	79,800	7,129,332

		19,915,231

Household Durables: 3.18%
NVR Incorporated «†	12,850	10,341,680

Media: 3.42%
Omnicom Group Incorporated	232,700	11,095,136

Multiline Retail: 2.57%
Kohl’s Corporation	181,800	8,330,076

Specialty Retail: 1.42%
Best Buy Company Incorporated «	246,900	4,621,968

Consumer Staples: 13.03%

Beverages: 4.22%
Coca-Cola Enterprises Incorporated	282,800	7,737,408
Diageo plc ADR	62,700	5,977,818

		13,715,226

Household Products: 5.92%
Colgate-Palmolive Company	88,700	8,719,210
Henkel KGaA ADR	74,014	4,059,113
Procter & Gamble Company	103,300	6,434,557

		19,212,880

Personal Products: 1.23%
Avon Products Incorporated	242,000	4,005,100

Tobacco: 1.66%
Philip Morris International	63,900	5,400,189

Energy: 6.07%

Oil, Gas & Consumable Fuels: 6.07%
Chevron Corporation	61,700	6,065,727
Devon Energy Corporation	82,000	4,880,640
Exxon Mobil Corporation	111,700	8,782,971

		19,729,338

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

C&B LARGE CAP VALUE PORTFOLIO

Security Name	Shares	Value

Financials: 18.24%

Capital Markets: 5.09%
Charles Schwab Corporation	462,300	$5,760,258
State Street Corporation	261,800	10,788,778

		16,549,036

Commercial Banks: 1.86%
PNC Financial Services Group Incorporated	98,400	6,043,728

Consumer Finance: 2.93%
American Express Company	170,500	9,519,015

Diversified Financial Services: 3.79%
Bank of America Corporation	477,900	3,512,565
JPMorgan Chase & Company	265,000	8,784,750

		12,297,315

Insurance: 4.57%
Axis Capital Holdings Limited	206,000	6,777,400
The Progressive Corporation «	165,200	3,589,796
Willis Group Holdings plc	127,000	4,479,290

		14,846,486

Health Care: 10.78%

Health Care Equipment & Supplies: 3.63%
Baxter International Incorporated	110,200	5,578,324
Becton Dickinson & Company «	85,000	6,216,050

		11,794,374

Health Care Providers & Services: 4.19%
Cardinal Health Incorporated	134,100	5,549,058
Quest Diagnostics Incorporated	141,550	8,054,195

		13,603,253

Pharmaceuticals: 2.96%
Johnson & Johnson Services Incorporated	154,200	9,626,706

Industrials: 12.92%

Aerospace & Defense: 2.47%
Raytheon Company	159,600	8,031,072

Air Freight & Logistics: 1.54%
United Parcel Service Incorporated Class B	66,900	5,013,486

Commercial Services & Supplies: 3.90%
Cintas Corporation «	168,600	6,221,340
Republic Services Incorporated	245,300	6,466,108

		12,687,448

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	97

C&B LARGE CAP VALUE PORTFOLIO

Security Name		Shares	Value

Industrial Conglomerates: 2.24%
3M Company		86,100	$7,267,701

Machinery: 2.77%
Illinois Tool Works Incorporated «		160,000	8,984,000

Information Technology: 13.05%

Electronic Equipment, Instruments & Components: 5.14%
Flextronics International Limited †		1,011,200	6,491,904
Molex Incorporated Class A		225,700	4,455,318
TE Connectivity Limited		182,700	5,740,434

			16,687,656

IT Services: 4.28%
Fiserv Incorporated «†		90,200	6,082,186
Western Union Company «		477,900	7,837,560

			13,919,746

Semiconductors & Semiconductor Equipment: 2.62%
Lam Research Corporation «†		228,600	8,526,780

Software: 1.01%
Microsoft Corporation		112,000	3,269,280

Materials: 2.31%

Containers & Packaging: 2.31%
Ball Corporation		81,100	3,241,567
Rock-Tenn Company Class A		82,800	4,271,652

			7,513,219

Telecommunication Services: 2.56%

Wireless Telecommunication Services: 2.56%
Vodafone Group plc ADR «		310,800	8,326,332

Utilities: 1.48%

Electric Utilities: 1.48%
Entergy Corporation		74,400	4,801,031

Total Common Stocks (Cost $281,853,974)			315,674,488

	Dividend Yield

Preferred Stocks: 0.98%

Consumer Staples: 0.98%

Household Products: 0.98%
Henkel KGaA ADR	1.60%	49,000	3,192,267

Total Preferred Stocks (Cost $1,829,352)			3,192,267

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

C&B LARGE CAP VALUE PORTFOLIO

Security Name		Principal	Value

Other: 0.33%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,470,428	$397,015
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		1,615,032	678,313

Total Other (Cost $371,593)			1,075,328

	Yield
Short-Term Investments: 17.95%

Investment Companies: 17.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	4,067,994	4,067,994
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	54,250,882	54,250,882

Total Short-Term Investments (Cost $58,318,876)			58,318,876

Total Investments in Securities
(Cost $342,373,795)*	116.42%	378,260,959
Other Assets and Liabilities, Net	(16.42)	(53,337,843)

Total Net Assets	100.00%	$324,923,116

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $353,962,502 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$48,952,513
Gross unrealized depreciation	(24,654,056)

Net unrealized appreciation	$24,298,457

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	99

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 93.83%

Consumer Discretionary: 18.98%

Auto Components: 0.10%
BorgWarner Incorporated «†	2,200	$157,850

Distributors: 0.16%
LKQ Corporation †	6,700	244,148

Hotels, Restaurants & Leisure: 4.35%
Chipotle Mexican Grill Incorporated †	350	144,575
Las Vegas Sands Corporation	8,300	383,294
Marriott International Incorporated Class A «	7,400	286,454
McDonald’s Corporation	21,190	1,893,115
Starbucks Corporation	52,521	2,882,878
Wynn Resorts Limited	7,590	782,074
Yum! Brands Incorporated	7,280	512,221

		6,884,611

Household Durables: 0.03%
Tempur-Pedic International Incorporated †	1,100	50,831

Internet & Catalog Retail: 3.19%
Amazon.com Incorporated †	7,000	1,490,370
Groupon Incorporated «†	11,700	124,488
priceline.com Incorporated †	5,485	3,430,813

		5,045,671

Media: 0.11%
Discovery Communications Incorporated Class C «†	3,400	170,340

Multiline Retail: 2.42%
Dollar General Corporation †	35,566	1,739,533
Dollar Tree Incorporated †	16,240	1,675,643
Nordstrom Incorporated	8,700	412,119

		3,827,295

Specialty Retail: 5.50%
CarMax Incorporated †	57,770	1,629,692
Dick’s Sporting Goods Incorporated «	29,015	1,349,198
GNC Holdings Incorporated Class A	4,500	173,385
Limited Brands Incorporated	24,970	1,107,669
O’Reilly Automotive Incorporated †	17,380	1,664,830
Ross Stores Incorporated	5,400	341,442
TJX Companies Incorporated	26,730	1,134,956
Tractor Supply Company	11,600	1,059,660
Ulta Salon Cosmetics & Fragrance Incorporated	2,700	241,299

		8,702,131

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Textiles, Apparel & Luxury Goods: 3.12%
Coach Incorporated	17,760	$1,197,912
lululemon athletica Incorporated †	15,650	1,136,816
Nike Incorporated Class B «	19,180	2,074,892
VF Corporation	3,700	521,848

		4,931,468

Consumer Staples: 4.03%

Food & Staples Retailing: 3.33%
Costco Wholesale Corporation	13,000	1,123,070
Whole Foods Market Incorporated	46,830	4,149,606

		5,272,676

Food Products: 0.44%
Mead Johnson & Company	8,600	694,364

Personal Products: 0.26%
Estee Lauder Companies Incorporated Class A	7,500	406,125

Energy: 7.80%

Energy Equipment & Services: 1.68%
Ensco International plc ADR	10,320	463,471
National Oilwell Varco Incorporated	15,335	1,023,611
Schlumberger Limited	18,476	1,168,607

		2,655,689

Oil, Gas & Consumable Fuels: 6.12%
Concho Resources Incorporated †	19,060	1,672,324
Continental Resources Incorporated «†	12,160	885,978
Energy XXI (Bermuda) Limited «	6,700	208,035
Exxon Mobil Corporation	13,340	1,048,924
Oasis Petroleum Incorporated «†	7,420	190,620
Occidental Petroleum Corporation	13,806	1,094,402
Pioneer Natural Resources Company	36,370	3,516,979
The Williams Companies Incorporated	34,670	1,058,475

		9,675,737

Financials: 1.97%

Capital Markets: 1.16%
Ameriprise Financial Incorporated	6,060	290,395
LPL Investment Holdings Incorporated	8,770	283,973
TD Ameritrade Holding Corporation	73,280	1,257,485

		1,831,853

Consumer Finance: 0.81%
American Express Company «	23,034	1,285,988

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	101

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Health Care: 12.72%

Biotechnology: 3.96%
Alexion Pharmaceuticals Incorporated †	46,325	$4,195,655
Biogen Idec Incorporated †	5,900	771,425
BioMarin Pharmaceutical Incorporated «†	3,600	128,304
Gilead Sciences Incorporated †	21,070	1,052,447
Vertex Pharmaceuticals Incorporated †	2,100	126,084

		6,273,915

Health Care Equipment & Supplies: 2.38%
Covidien plc	8,000	414,240
Intuitive Surgical Incorporated †	4,610	2,411,491
St. Jude Medical Incorporated	24,490	940,906

		3,766,637

Health Care Providers & Services: 0.92%
AmerisourceBergen Corporation	16,003	591,951
UnitedHealth Group Incorporated	15,420	859,973

		1,451,924

Health Care Technology: 0.87%
Cerner Corporation †	17,600	1,372,096

Life Sciences Tools & Services: 0.74%
Mettler-Toledo International Incorporated «†	7,480	1,167,778

Pharmaceuticals: 3.85%
Abbott Laboratories	23,870	1,474,927
Allergan Incorporated	25,360	2,288,740
Shire plc ADR	27,530	2,323,807

		6,087,474

Industrials: 9.37%

Aerospace & Defense: 1.89%
Precision Castparts Corporation	10,097	1,678,222
United Technologies Corporation	17,580	1,302,854

		2,981,076

Air Freight & Logistics: 0.47%
C.H. Robinson Worldwide Incorporated «	9,160	533,662
United Parcel Service Incorporated Class B	2,900	217,326

		750,988

Machinery: 2.86%
Caterpillar Incorporated	5,200	455,624
Cummins Incorporated	8,029	778,412
Danaher Corporation	53,300	2,770,001
Joy Global Incorporated	9,419	526,145

		4,530,182

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name	Shares	Value

Road & Rail: 3.81%
Hertz Global Holdings Incorporated «†	62,030	$844,228
Kansas City Southern	21,680	1,430,446
Norfolk Southern Corporation	15,000	982,800
Union Pacific Corporation	24,799	2,762,609

		6,020,083

Trading Companies & Distributors: 0.34%
W.W. Grainger Incorporated	2,800	542,220

Information Technology: 34.63%

Communications Equipment: 3.65%
Cisco Systems Incorporated	33,100	540,523
F5 Networks Incorporated †	11,620	1,202,438
QUALCOMM Incorporated	70,380	4,033,478

		5,776,439

Computers & Peripherals: 10.02%
Apple Incorporated †	23,571	13,617,674
EMC Corporation †	93,232	2,223,583

		15,841,257

Internet Software & Services: 7.26%
Baidu.com Incorporated ADR †	6,981	822,152
eBay Incorporated †	103,440	4,053,814
Facebook Incorporated «†	4,500	133,335
Google Incorporated Class A †	8,984	5,218,446
Mercadolibre Incorporated	3,400	238,816
Rackspace Hosting Incorporated †	20,640	1,021,061

		11,487,624

IT Services: 6.56%
Accenture plc	20,376	1,163,470
Alliance Data Systems Corporation †	7,400	932,400
Cognizant Technology Solutions Corporation Class A †	57,100	3,326,075
MasterCard Incorporated	6,410	2,605,729
Teradata Corporation †	12,360	821,693
Visa Incorporated Class A «	13,260	1,527,552

		10,376,919

Semiconductors & Semiconductor Equipment: 2.59%
Altera Corporation	3,300	110,253
Analog Devices Incorporated	16,120	586,284
Avago Technologies Limited	43,567	1,442,068
Broadcom Corporation Class A	2,213	71,560
Cavium Incorporated «†	3,290	79,651
Maxim Integrated Products Incorporated	24,340	612,394
Microchip Technology Incorporated «	38,240	1,186,205

		4,088,415

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	103

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security Name		Shares	Value

Software: 4.55%
Autodesk Incorporated †		25,080	$803,062
Check Point Software Technologies Limited «†		21,051	1,078,653
Citrix Systems Incorporated †		29,985	2,191,304
Fortinet Incorporated †		9,700	206,125
Red Hat Incorporated †		29,911	1,536,827
Salesforce.com Incorporated «†		6,431	891,465
VMware Incorporated †		5,200	483,652

			7,191,088

Materials: 3.34%

Chemicals: 3.34%
Ecolab Incorporated		5,700	360,297
Monsanto Company		38,120	2,942,864
Praxair Incorporated		18,650	1,981,376

			5,284,537

Telecommunication Services: 0.99%

Wireless Telecommunication Services: 0.99%
Crown Castle International Corporation †		28,730	1,568,656

Total Common Stocks (Cost $131,431,551)			148,396,085

		Principal
Other: 0.67%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,461,717	394,663
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		1,605,464	674,295

Total Other (Cost $369,392)			1,068,958

	Yield	Shares
Short-Term Investments: 9.35%

Investment Companies: 9.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	5,478,765	5,478,765
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	9,306,503	9,306,503

Total Short-Term Investments (Cost $14,785,268)			14,785,268

Total Investments in Securities
(Cost $146,586,211)*	103.85%	164,250,311
Other Assets and Liabilities, Net	(3.85)	(6,092,030)

Total Net Assets	100.00%	$158,158,281

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $149,334,439 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,442,108
Gross unrealized depreciation	(7,526,236)

Net unrealized appreciation	$14,915,872

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	105

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 96.73%

Consumer Discretionary: 18.21%

Hotels, Restaurants & Leisure: 6.30%
BJ’s Restaurants Incorporated †«	486,780	$21,316,096
Bravo Brio Restaurant Group Incorporated †	277,312	4,553,463
Ignite Restaurant Group Incorporated †	22,935	410,078
Life Time Fitness Incorporated †«	520,170	22,294,486
Scientific Games Corporation Class A †	665,750	5,685,505
Shuffle Master Incorporated †«	550,117	8,724,856

		62,984,484

Household Durables: 0.27%
SodaStream International Limited †«	86,300	2,675,300

Internet & Catalog Retail: 3.22%
CafePress Incorporated †	189,025	2,629,338
HomeAway Incorporated †«	540,645	12,705,158
Shutterfly Incorporated †«	610,085	16,820,043

		32,154,539

Media: 1.21%
IMAX Corporation †	569,510	12,096,392

Specialty Retail: 5.42%
Asbury Automotive Group Incorporated †	290,200	7,757,046
DSW Incorporated Class A «	148,000	8,832,640
Hibbett Sports Incorporated †«	168,350	9,432,651
Mattress Firm Holding Corporation †«	138,885	4,754,034
Select Comfort Corporation †	143,400	3,923,424
Tilly’s Incorporated Class A †	60,553	985,803
Ulta Salon Cosmetics & Fragrance Incorporated	55,910	4,996,677
Vitamin Shoppe Incorporated †	271,880	13,463,498

		54,145,773

Textiles, Apparel & Luxury Goods: 1.79%
Crocs Incorporated †«	173,900	2,940,649
Vera Bradley Incorporated †«	389,529	8,518,999
Warnaco Group Incorporated †	143,790	6,400,093

		17,859,741

Consumer Staples: 2.58%

Food & Staples Retailing: 2.58%
Fresh Market Incorporated †	323,970	18,829,136
United Natural Foods Incorporated †	136,600	6,925,620

		25,754,756

Energy: 5.04%

Energy Equipment & Services: 0.53%
Forum Energy Technologies Incorporated †«	249,527	5,359,840

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels: 4.51%
Approach Resources Incorporated †«	494,670	$13,865,600
Carrizo Oil & Gas Incorporated †«	282,445	6,244,859
Kodiak Oil & Gas Corporation †	869,000	7,047,590
Laredo Petroleum Holdings Incorporated †«	400,331	8,426,968
Oasis Petroleum Incorporated †«	368,100	9,456,489

		45,041,506

Financials: 2.06%

Capital Markets: 2.06%
Financial Engines Incorporated †«	979,130	20,542,147

Health Care: 21.76%

Biotechnology: 0.64%
Cepheid Incorporated †«	79,900	3,022,617
Exact Sciences Corporation †«	343,220	3,391,014

		6,413,631

Health Care Equipment & Supplies: 10.41%
Abiomed Incorporated †	223,100	4,535,623
Align Technology Incorporated †«	775,400	24,215,742
DexCom Incorporated †«	505,570	5,434,878
Endologix Incorporated †	1,746,794	23,738,930
Masimo Corporation †	372,550	7,007,666
NxStage Medical Incorporated †«	1,145,560	17,401,056
Volcano Corporation †«	757,430	21,654,924

		103,988,819

Health Care Providers & Services: 4.28%
Catalyst Health Solutions Incorporated †	143,855	12,496,684
Centene Corporation †«	367,920	13,296,629
HMS Holdings Corporation †«	630,510	16,891,363

		42,684,676

Health Care Technology: 0.86%
SXC Health Solutions Corporation †	95,870	8,600,498

Pharmaceuticals: 5.57%
Akorn Incorporated †«	2,586,735	35,308,933
Impax Laboratories Incorporated †«	517,440	10,726,531
Jazz Pharmaceuticals plc †	222,880	9,628,416

		55,663,880

Industrials: 14.26%

Commercial Services & Supplies: 2.73%
InnerWorkings Incorporated †«	1,080,073	12,734,061
On Assignment Incorporated †	871,219	14,514,509

		27,248,570

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	107

EMERGING GROWTH PORTFOLIO

Security Name	Shares	Value

Electrical Equipment: 0.29%
Polypore International Incorporated †«	77,250	$2,857,478

Machinery: 5.07%
Chart Industries Incorporated †«	303,785	18,974,411
Colfax Corporation †	299,500	8,484,835
Rexnord Corporation †	260,255	5,153,049
Robbins & Myers Incorporated	117,790	5,370,046
The Middleby Corporation †«	123,950	12,676,367

		50,658,708

Professional Services: 0.72%
Mistras Group Incorporated †	321,498	7,246,565

Road & Rail: 1.88%
Genesee & Wyoming Incorporated †	374,110	18,746,652

Trading Companies & Distributors: 3.57%
DXP Enterprises Incorporated †	319,316	15,007,852
Titan Machinery Incorporated †«	669,772	20,662,466

		35,670,318

Information Technology: 32.82%

Communications Equipment: 2.25%
Aruba Networks Incorporated †«	566,730	7,446,832
Ixia †	663,541	7,020,264
Procera Networks Incorporated †	383,701	8,019,351

		22,486,447

Electronic Equipment, Instruments & Components: 1.78%
FARO Technologies Incorporated †	98,800	4,557,644
OSI Systems Incorporated †	206,700	13,191,594

		17,749,238

Internet Software & Services: 8.29%
Brightcove Incorporated †«	514,115	6,518,978
Envestnet Incorporated †	1,018,430	12,078,580
Liquidity Services Incorporated †	194,100	12,401,049
LivePerson Incorporated †	544,504	9,398,139
LogMeIn Incorporated †«	524,170	16,799,649
Mercadolibre Incorporated «	163,930	11,514,443
SciQuest Incorporated †	894,218	14,074,991

		82,785,829

IT Services: 4.57%
Gartner Incorporated †	154,758	6,295,555
MarketAxess Holdings Incorporated	333,151	10,757,446
ServiceSource International Incorporated †«	714,700	8,576,400
Wright Express Corporation †«	357,721	20,053,839

		45,683,240

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EMERGING GROWTH PORTFOLIO

Security Name		Shares	Value

Semiconductors & Semiconductor Equipment: 2.31%
Cavium Incorporated †«		243,990	$5,906,998
Entegris Incorporated †		1,043,540	8,045,693
EZchip Semiconductor Limited †«		247,588	9,150,852

			23,103,543

Software: 13.62%
Allot Communications Limited †		390,743	10,167,133
Broadsoft Incorporated †«		547,673	14,956,950
ClickSoftware Technologies Limited		517,700	4,441,862
Fortinet Incorporated †		592,200	12,584,250
Glu Mobile Incorporated †«		1,037,600	4,793,712
Guidewire Software Incorporated †«		204,800	5,306,368
Imperva Incorporated †«		271,591	6,982,605
Kenexa Corporation †«		245,091	7,149,304
PROS Holdings Incorporated †		454,802	6,835,674
Solarwinds Incorporated †		456,000	20,912,160
Synchronoss Technologies Incorporated †«		632,501	11,328,093
Tangoe Incorporated †		669,290	12,923,990
Ultimate Software Group Incorporated †«		220,170	17,686,256

			136,068,357

Total Common Stocks (Cost $916,120,025)			966,270,927

Investment Companies: 1.10%
iShares Russell 2000 Growth Index Fund «		126,211	10,989,192

Total Investment Companies (Cost $11,511,630)			10,989,192

		Principal
Other: 0.33%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$4,507,989	1,217,157
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)144A±		4,951,311	2,079,551

Total Other (Cost $1,139,218)			3,296,708

	Yield	Shares
Short-Term Investments: 33.09%

Investment Companies: 33.09%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	17,987,153	17,987,153
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	312,521,072	312,521,072

Total Short-Term Investments (Cost $330,508,225)			330,508,225

Total Investments in Securities
(Cost $1,259,279,098)*	131.25%	1,311,065,052
Other Assets and Liabilities, Net	(31.25)	(312,172,946)

Total Net Assets	100.00%	$998,892,106

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	109

EMERGING GROWTH PORTFOLIO

†	Non-income earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investment

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $1,265,818,254 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$132,102,226
Gross unrealized depreciation	(86,855,428)

Net unrealized appreciation	$45,246,798

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 98.59%

Consumer Discretionary: 10.78%

Auto Components: 0.58%
Delphi Automotive plc †	198,150	$5,752,295

Hotels, Restaurants & Leisure: 1.17%
Wyndham Worldwide Corporation «	233,600	11,633,280

Media: 2.41%
CBS Corporation Class B	540,600	17,255,952
News Corporation Class A	351,400	6,746,880

		24,002,832

Multiline Retail: 2.44%
Macy’s Incorporated	637,550	24,258,778

Specialty Retail: 4.18%
Foot Locker Incorporated	727,150	23,079,741
Home Depot Incorporated «	204,550	10,092,497
Lowe’s Companies Incorporated	313,800	8,384,736

		41,556,974

Consumer Staples: 5.98%

Beverages: 1.62%
Anheuser Busch InBev NV «	237,675	16,090,598

Food & Staples Retailing: 2.10%
CVS Caremark Corporation	464,400	20,870,136

Food Products: 1.77%
Kraft Foods Incorporated Class A	460,950	17,640,557

Personal Products: 0.49%
Herbalife Limited	108,700	4,868,673

Energy: 11.93%

Energy Equipment & Services: 2.37%
Nabors Industries Limited †	480,800	6,514,840
National Oilwell Varco Incorporated	192,375	12,841,031
Transocean Limited «	103,900	4,242,237

		23,598,108

Oil, Gas & Consumable Fuels: 9.56%
Anadarko Petroleum Corporation	188,750	11,513,750
Apache Corporation	138,300	11,254,854
Chevron Corporation «	292,300	28,736,013
ConocoPhillips Company «	219,900	11,469,984
Devon Energy Corporation	101,000	6,011,520
HollyFrontier Corporation	263,550	7,769,454

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	111

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corporation	263,800	$9,515,266
Suncor Energy Incorporated	324,400	8,755,556

		95,026,397

Financials: 24.03%

Capital Markets: 0.70%
Morgan Stanley	518,500	6,927,160

Commercial Banks: 6.20%
Comerica Incorporated «	245,900	7,480,278
Fifth Third Bancorp	1,167,000	15,579,450
KeyCorp	665,300	4,989,750
PNC Financial Services Group Incorporated	429,200	26,361,464
Regions Financial Corporation	1,152,000	7,246,080

		61,657,022

Consumer Finance: 5.51%
Capital One Financial Corporation	283,800	14,578,806
Discover Financial Services	980,000	32,447,800
SLM Corporation	558,050	7,795,959

		54,822,565

Diversified Financial Services: 4.89%
Bank of America Corporation	1,721,000	12,649,350
Citigroup Incorporated	493,700	13,087,987
JPMorgan Chase & Company	689,300	22,850,295

		48,587,632

Insurance: 6.73%
AFLAC Incorporated	197,450	7,913,796
Allstate Corporation «	490,000	16,630,600
American International Group Incorporated †	497,650	14,521,427
Lincoln National Corporation «	423,350	8,750,645
MetLife Incorporated	652,700	19,065,367

		66,881,835

Health Care: 13.49%

Biotechnology: 1.65%
Amgen Incorporated	162,750	11,314,380
Gilead Sciences Incorporated †	101,750	5,082,413

		16,396,793

Health Care Providers & Services: 4.36%
Aetna Incorporated	223,950	9,157,316
McKesson Corporation	142,650	12,450,492
UnitedHealth Group Incorporated	389,600	21,727,992

		43,335,800

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

Security Name	Shares	Value

Pharmaceuticals: 7.48%
Bristol-Myers Squibb Company	362,800	$12,095,752
Eli Lilly & Company	294,000	12,039,300
Merck & Company Incorporated	478,000	17,963,240
Pfizer Incorporated	1,478,250	32,329,328

		74,427,620

Industrials: 8.71%

Airlines: 0.51%
Delta Air Lines Incorporated †	420,300	5,085,630

Industrial Conglomerates: 4.42%
General Electric Company	1,873,900	35,772,751
Tyco International Limited	154,150	8,194,614

		43,967,365

Machinery: 2.12%
Eaton Corporation	282,500	12,051,450
Timken Company «	188,850	9,008,145

		21,059,595

Road & Rail: 0.85%
Hertz Global Holdings Incorporated †«	616,575	8,391,586

Trading Companies & Distributors: 0.81%
United Rentals Incorporated †«	233,200	8,057,060

Information Technology: 7.40%

Communications Equipment: 1.92%
Cisco Systems Incorporated	1,170,700	19,117,531

Computers & Peripherals: 0.90%
EMC Corporation †	374,650	8,935,403

Semiconductors & Semiconductor Equipment: 3.29%
Broadcom Corporation Class A	438,000	14,169,300
KLA-Tencor Corporation «	156,450	7,170,104
Lam Research Corporation †«	127,750	4,765,075
Skyworks Solutions Incorporated †	245,700	6,599,502

		32,703,981

Software: 1.29%
Adobe Systems Incorporated †«	190,750	5,922,788
Microsoft Corporation	237,100	6,920,949

		12,843,737

Materials: 6.20%

Chemicals: 4.35%
Agrium Incorporated	80,350	6,278,549

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	113

EQUITY VALUE PORTFOLIO

Security Name		Shares	Value

Chemicals (continued)
Ashland Incorporated «		152,650	$9,758,915
CF Industries Holdings Incorporated		31,200	5,333,952
LyondellBasell Class A		380,500	15,014,530
PPG Industries Incorporated		66,500	6,878,760

			43,264,706

Metals & Mining: 1.36%
Freeport-McMoRan Copper & Gold Incorporated Class B		419,500	13,440,780

Paper & Forest Products: 0.49%
Domtar Corporation «		61,700	4,881,087

Telecommunication Services: 3.90%

Diversified Telecommunication Services: 3.90%
AT&T Incorporated «		785,000	26,823,450
Verizon Communications Incorporated		287,000	11,950,680

			38,774,130

Utilities: 6.17%

Electric Utilities: 3.87%
FirstEnergy Corporation «		81,575	3,816,894
PPL Corporation «		778,150	21,297,966
The Southern Company		290,650	13,343,742

			38,458,602

Gas Utilities: 0.70%
Energen Corporation		158,400	6,993,360

Multi-Utilities: 1.60%
NiSource Incorporated «		635,050	15,933,397

Total Common Stocks (Cost $929,948,845)			980,243,005

		Principal
Other: 0.09%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$1,215,029	328,058
VFNC Corporation, Pass-Through Entity, 0.24% ±(v)(i)(a)144A		1,334,517	560,497

Total Other (Cost $307,051)			888,555

	Yield	Shares
Short-Term Investments: 12.95%

Investment Companies: 12.95%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	11,488,892	11,488,892
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	117,219,974	117,219,974

Total Short-Term Investments (Cost $128,708,866)			128,708,866

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

EQUITY VALUE PORTFOLIO

		Value
Total Investments in Securities
(Cost $1,058,964,762)*	111.63%	$1,109,840,426
Other Assets and Liabilities, Net	(11.63)	(115,607,182)

Total Net Assets	100.00%	$994,233,244

±	Variable rate investment

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

*	Cost for federal income tax purposes is $1,062,315,352 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$95,549,131
Gross unrealized depreciation	(48,024,057)

Net unrealized appreciation	$47,525,074

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	115

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Shares	Value	Percent of Net Assets

Common Stocks: 97.59%

Consumer Discretionary: 11.08%

Auto Components: 0.26%
Other securities		$6,143,432	0.26%

Automobiles: 0.42%
Other securities		10,040,032	0.42

Distributors: 0.08%
Other securities		1,926,351	0.08

Diversified Consumer Services: 0.08%
Other securities		1,900,959	0.08

Hotels, Restaurants & Leisure: 1.97%
McDonald’s Corporation	199,936	17,862,282	0.75
Other securities		29,100,787	1.22

		46,963,069	1.97

Household Durables: 0.32%
Other securities		7,685,451	0.32

Internet & Catalog Retail: 0.99%
Amazon.com Incorporated †	71,462	15,214,974	0.64
Other securities		8,456,580	0.35

		23,671,554	0.99

Leisure Equipment & Products: 0.12%
Other securities		2,876,439	0.12

Media: 3.21%
Comcast Corporation Class A	529,304	15,302,179	0.64
Walt Disney Company	351,830	16,082,149	0.67
Other securities		45,171,607	1.90

		76,555,935	3.21

Multiline Retail: 0.84%
Other securities		20,059,713	0.84

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Specialty Retail: 2.09%
Home Depot Incorporated «	302,600	$14,930,284	0.63%
Other securities		34,743,984	1.46

		49,674,268	2.09

Textiles, Apparel & Luxury Goods: 0.70%
Other securities		16,658,305	0.70

Consumer Staples: 11.13%

Beverages: 2.64%
PepsiCo Incorporated «	308,308	20,918,698	0.88
The Coca-Cola Company	444,253	33,199,027	1.39
Other securities		8,693,907	0.37

		62,811,632	2.64

Food & Staples Retailing: 2.35%
CVS Caremark Corporation	255,649	11,488,866	0.48
Wal-Mart Stores Incorporated	342,846	22,566,124	0.95
Other securities		22,015,006	0.92

		56,069,996	2.35

Food Products: 1.86%
Kraft Foods Incorporated Class A	347,094	13,283,287	0.56
Other securities		31,147,801	1.30

		44,431,088	1.86

Household Products: 2.13%
Procter & Gamble Company	540,672	33,678,459	1.41
Other securities		17,138,729	0.72

		50,817,188	2.13

Personal Products: 0.16%
Other securities		3,790,158	0.16

Tobacco: 1.99%
Altria Group Incorporated	401,552	12,925,959	0.54
Philip Morris International	337,993	28,563,788	1.20
Other securities		5,947,053	0.25

		47,436,800	1.99

Energy: 10.38%

Energy Equipment & Services: 1.68%
Schlumberger Limited	261,812	16,559,609	0.70
Other securities		23,477,368	0.98

		40,036,977	1.68

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	117

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Oil, Gas & Consumable Fuels: 8.70%
Chevron Corporation	388,067	$38,150,867	1.60%
ConocoPhillips Company «	251,196	13,102,383	0.55
Exxon Mobil Corporation	925,177	72,746,668	3.05
Occidental Petroleum Corporation	159,205	12,620,180	0.53
Other securities		70,639,685	2.97

		207,259,783	8.70

Financials: 14.90%

Capital Markets: 1.77%
Other securities		42,282,699	1.77

Commercial Banks: 2.88%
US Bancorp	375,104	11,669,485	0.49
Wells Fargo & Company (l)	1,035,105	33,175,115	1.39
Other securities		23,871,993	1.00

		68,716,593	2.88

Consumer Finance: 1.90%
American Express Company	199,206	11,121,671	0.47
Visa Incorporated Class A	97,646	11,248,819	0.47
Other securities		22,796,320	0.96

		45,166,810	1.90

Diversified Financial Services: 3.86%
Bank of America Corporation	2,106,703	15,484,267	0.65
Berkshire Hathaway Incorporated Class B †«	345,125	27,389,120	1.15
Citigroup Incorporated	574,879	15,240,042	0.64
JPMorgan Chase & Company	749,325	24,840,124	1.04
Other securities		9,071,806	0.38

		92,025,359	3.86

Insurance: 2.33%
Other securities		55,423,743	2.33

Real Estate Management & Development: 0.04%
Other securities		1,058,969	0.04

REITs: 2.06%
Other securities		49,090,212	2.06

Thrifts & Mortgage Finance: 0.06%
Other securities		1,462,022	0.06

Health Care: 11.42%

Biotechnology: 1.41%
Amgen Incorporated	155,353	10,800,141	0.45
Other securities		22,737,714	0.96

		33,537,855	1.41

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Health Care Equipment & Supplies: 1.74%
Other securities		$41,432,783	1.74%

Health Care Providers & Services: 1.99%
UnitedHealth Group Incorporated	205,120	11,439,542	0.48
Other securities		35,898,274	1.51

		47,337,816	1.99

Health Care Technology: 0.09%
Other securities		2,233,164	0.09

Life Sciences Tools & Services: 0.30%
Other securities		7,043,934	0.30

Pharmaceuticals: 5.89%
Abbott Laboratories	308,644	19,071,113	0.80
Bristol-Myers Squibb Company	331,365	11,047,709	0.46
Johnson & Johnson Services Incorporated	538,842	33,639,906	1.41
Merck & Company Incorporated	597,520	22,454,802	0.94
Pfizer Incorporated	1,479,766	32,362,482	1.36
Other securities		21,935,110	0.92

		140,511,122	5.89

Industrials: 10.15%

Aerospace & Defense: 2.42%
Boeing Company	146,381	10,189,581	0.43
United Technologies Corporation	178,659	13,240,418	0.56
Other securities		34,194,348	1.43

		57,624,347	2.42

Air Freight & Logistics: 0.97%
United Parcel Service Incorporated Class B	188,191	14,103,034	0.59
Other securities		8,963,098	0.38

		23,066,132	0.97

Airlines: 0.06%
Other securities		1,370,005	0.06

Building Products: 0.04%
Other securities		888,610	0.04

Commercial Services & Supplies: 0.49%
Other securities		11,776,801	0.49

Construction & Engineering: 0.14%
Other securities		3,387,827	0.14

Electrical Equipment: 0.54%
Other securities		12,888,065	0.54

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	119

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Industrial Conglomerates: 2.40%
3M Company	136,335	$11,508,037	0.48%
General Electric Company	2,077,037	39,650,636	1.66
Other securities		6,107,281	0.26

		57,265,954	2.40

Machinery: 2.07%
Caterpillar Incorporated «	127,107	11,137,115	0.47
Other securities		38,086,591	1.60

		49,223,706	2.07

Road & Rail: 0.82%
Union Pacific Corporation	94,234	10,497,668	0.44
Other securities		8,994,938	0.38

		19,492,606	0.82

Trading Companies & Distributors: 0.20%
Other securities		4,881,993	0.20

Information Technology: 18.49%

Communications Equipment: 1.84%
Cisco Systems Incorporated	1,057,227	17,264,517	0.72
QUALCOMM Incorporated	332,015	19,027,780	0.80
Other securities		7,509,790	0.32

		43,802,087	1.84

Computers & Peripherals: 5.59%
Apple Incorporated †	183,019	105,735,567	4.44
EMC Corporation †	403,008	9,611,741	0.40
Other securities		17,959,997	0.75

		133,307,305	5.59

Electronic Equipment, Instruments & Components: 0.54%
Other securities		12,948,059	0.54

Internet Software & Services: 1.83%
Google Incorporated Class A †	49,781	28,915,792	1.22
Other securities		14,662,982	0.61

		43,578,774	1.83

IT Services: 2.82%
International Business Machines Corporation	227,438	43,872,790	1.84
Other securities		23,419,789	0.98

		67,292,579	2.82

Office Electronics: 0.08%
Other securities		1,887,604	0.08

Semiconductors & Semiconductor Equipment: 2.21%
Intel Corporation	980,685	25,340,900	1.06
Other securities		27,307,380	1.15

		52,648,280	2.21

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Software: 3.58%
Microsoft Corporation	1,465,881	$42,789,066	1.79%
Oracle Corporation	769,502	20,368,718	0.85
Other securities		22,148,578	0.94

		85,306,362	3.58

Materials: 3.30%

Chemicals: 2.26%
Other securities		53,907,918	2.26

Construction Materials: 0.04%
Other securities		879,071	0.04

Containers & Packaging: 0.13%
Other securities		3,059,849	0.13

Metals & Mining: 0.73%
Other securities		17,322,047	0.73

Paper & Forest Products: 0.14%
Other securities		3,428,117	0.14

Telecommunication Services: 3.11%

Diversified Telecommunication Services: 2.92%
AT&T Incorporated	1,163,778	39,766,294	1.67
Verizon Communications Incorporated «	556,596	23,176,657	0.97
Other securities		6,578,209	0.28

		69,521,160	2.92

Wireless Telecommunication Services: 0.19%
Other securities		4,564,199	0.19

Utilities: 3.63%

Electric Utilities: 2.16%
Other securities		51,580,151	2.16

Gas Utilities: 0.11%
Other securities		2,554,013	0.11

Independent Power Producers & Energy Traders: 0.09%
Other securities		2,211,519	0.09

Multi-Utilities: 1.27%
Other securities		30,243,196	1.27

Total Common Stocks (Cost $1,962,004,877)		2,326,040,547	97.59

Investment Companies: 0.31%
Other securities		7,444,569	0.31

Total Investment Companies (Cost $7,841,767)		7,444,569	0.31

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	121

INDEX PORTFOLIO

Security Name		Principal	Value	Percent of Net Assets

Other: 0.13%
Other securities			$3,136,268	0.13%

Total Other (Cost $1,083,776)			3,136,268	0.13

	Yield	Shares

Short-Term Investments: 9.52%

Investment Companies: 9.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	38,079,689	38,079,689	1.60
Wells Fargo Securities Lending Cash Investments, LLC (l)(v)(u)(r)	0.19	184,802,628	184,802,628	7.75

			222,882,317	9.35

		Principal

U.S. Treasury Securities: 0.17%
Other securities			3,999,748	0.17

Total Short-Term Investments (Cost $226,881,959)			226,882,065	9.52

Total Investments in Securities (Cost $2,197,812,379) *			2,563,503,449	107.55%
Other Assets and Liabilities, Net			(180,004,721)	(7.55)

Total Net Assets			$2,383,498,728	100.00%

†	Non-income earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate.

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $2,299,285,439 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$613,249,821
Gross unrealized depreciation	(349,031,811)

Net unrealized appreciation	$264,218,010

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL EQUITY PORTFOLIO

Security Name	Shares	Value

Common Stocks: 90.11%

Argentina: 0.06%
IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	2,011	$13,795

Australia: 0.78%
BHP Billiton Limited (Materials, Metals & Mining)	5,755	179,222

Bermuda: 3.07%
Cosan Limited Class A (Consumer Staples, Food Products)	27,052	323,812
Jardine Matheson Holdings Limited (Industrials, Industrial Conglomerates)	5,600	271,040
Ports Design Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods) (i)	113,275	112,377

		707,229

Canada: 4.19%
Cenovus Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	13,881	436,280
Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	4,206	114,145
Valeant Pharmaceuticals International Incorporated (Health Care, Pharmaceuticals) †	8,559	416,481

		966,906

Cayman Islands: 1.09%
Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	851,951	250,266

China: 0.75%
Industrial & Commercial Bank of China Class H (Financials, Commercial Banks)	191,000	116,152
LDK Solar Company Limited ADR (Information Technology, Electronic Equipment, Instruments & Components) †«	31,113	56,315

		172,467

Denmark: 1.26%
A.P. Moller-Maersk AS Class B (Industrials, Marine)	47	291,560

Finland: 1.45%
Metso Corporation (Industrials, Machinery)	10,222	333,430

France: 1.53%
Total SA (Energy, Oil, Gas & Consumable Fuels)	8,218	353,267

Germany: 9.85%
Allianz AG (Financials, Insurance)	3,204	289,643
Bayer AG (Health Care, Pharmaceuticals)	7,147	451,938
E.ON AG (Utilities, Electric Utilities)	22,014	402,316
Metro AG (Consumer Staples, Food & Staples Retailing) «	16,214	466,231
SAP AG (Information Technology, Software)	3,852	221,003
Siemens AG (Industrials, Industrial Conglomerates)	5,363	441,051

		2,272,182

Hong Kong: 5.72%
China Everbright Limited (Financials, Diversified Financial Services)	224,000	298,992
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	51,500	520,869
China Resources Power Holdings Company (Utilities, Independent Power Producers & Energy Traders)	276,000	499,261

		1,319,122

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	123

INTERNATIONAL EQUITY PORTFOLIO

Security Name	Shares	Value

Italy: 2.47%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	17,455	$336,697
Intesa Sanpaolo SpA (Financials, Commercial Banks)	188,767	234,111

		570,808

Japan: 18.89%
Asahi Glass Company Limited (Industrials, Building Products)	44,000	296,478
Canon Incorporated (Information Technology, Office Electronics)	12,500	502,489
Capcom Company Limited (Information Technology, Software)	18,900	364,445
FamilyMart Company Limited (Consumer Staples, Food & Staples Retailing)	8,000	363,451
Itochu Corporation (Industrials, Trading Companies & Distributors)	26,100	286,114
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	88,200	382,695
Mitsui OSK Lines Limited (Industrials, Marine)	114,000	402,986
Nintendo Company Limited (Information Technology, Software)	2,800	326,238
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	39,600	383,063
Nitto Denko Corporation (Materials, Chemicals)	9,946	403,628
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	9,600	372,435
USS Company Limited (Consumer Discretionary, Specialty Retail)	2,700	273,928

		4,357,950

Netherlands: 1.71%
Akzo Nobel NV (Materials, Chemicals)	8,638	394,552

Norway: 2.18%
Marine Harvest (Consumer Staples, Food Products)	228,192	111,280
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	17,361	391,516

		502,796

Philippines: 1.01%
Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	4,350	233,973

Russia: 2.32%
Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	14,050	233,792
Sberbank of Russia (Financials, Commercial Banks)	121,642	301,307

		535,099

Singapore: 2.50%
DBS Group Holdings Limited (Financials, Commercial Banks)	42,000	430,886
Indofood Agri Resources Limited (Consumer Staples, Food Products)	151,556	145,840

		576,726

South Korea: 3.06%
Hana Financial Group Incorporated (Financials, Commercial Banks)	1,790	56,419
Samsung Electronics Company Limited GDR (Information Technology, Semiconductors & Semiconductor Equipment) 144A	645	330,902
Samsung Electronics Company Limited GDR (London Exchange) (Information Technology, Semiconductors & Semiconductor Equipment) 144A	46	23,506
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	2,885	294,550

		705,377

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL EQUITY PORTFOLIO

Security Name		Shares	Value

Sweden: 2.61%
Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)		11,582	$344,056
Volvo AB Class B (Consumer Discretionary, Automobiles)		23,056	258,823

			602,879

Switzerland: 8.17%
ABB Limited (Industrials, Electrical Equipment)		18,295	286,474
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		3,853	219,554
Julius Baer Group Limited (Financials, Capital Markets)		8,801	275,985
Novartis AG (Health Care, Pharmaceuticals)		9,051	470,091
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		801	307,998
Zurich Financial Services AG (Financials, Insurance)		1,583	323,657

			1,883,759

Taiwan: 1.78%
HTC Corporation (Information Technology, Communications Equipment)		18,000	259,314
Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment) «		11,004	151,085

			410,399

Thailand: 0.05%
Bumrungrad Hospital Public Company Limited (Health Care, Health Care Providers & Services)		6,100	12,079

United Kingdom: 13.61%
BP plc (Energy, Oil, Gas & Consumable Fuels)		63,469	386,285
Capita Group plc (Industrials, Commercial Services & Supplies)		32,429	308,874
Chemring Group plc (Industrials, Aerospace & Defense)		91,046	445,516
Man Group plc (Financials, Capital Markets)		108,840	122,286
Reckitt Benckiser Group (Consumer Staples, Household Products)		6,047	320,968
Smiths Group plc (Industrials, Industrial Conglomerates)		24,767	381,709
Vodafone Group plc ADR (Telecommunication Services, Wireless Telecommunication Services)		13,033	349,154
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		105,287	448,185
Wolseley plc (Industrials, Trading Companies & Distributors)		11,033	375,448

			3,138,425

Total Common Stocks (Cost $24,503,946)			20,784,268

Short-Term Investments: 10.07%

Investment Companies: 10.07%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	1,668,492	$1,668,492
Wells Fargo Securities Lending Cash Investments, LLC (u)(l)(r)(v)	0.19	654,200	654,200

Total Short-Term Investments (Cost $2,322,692)			2,322,692

Total Investments in Securities
(Cost $26,826,638)*	100.18%	23,106,960
Other Assets and Liabilities, Net	(0.18)	(40,755)

Total Net Assets	100.00%	$23,066,205

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	125

INTERNATIONAL EQUITY PORTFOLIO

(i)	Illiquid security for which the designation as illiquid is unaudited

†	Non-income earning security

«	All or a portion of this security is on loan.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $26,921,529 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$109,514
Gross unrealized depreciation	(3,924,083)

Net unrealized depreciation	$(3,814,569)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Industrials	19.83%
Financials	13.69%
Consumer Discretionary	12.14%
Information Technology	10.75%
Consumer Staples	10.49%
Energy	9.71%
Telecommunication Services	7.85%
Health Care	6.50%
Materials	4.70%
Utilities	4.34%

100.00%

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 93.79%

Australia: 0.26%
Coca-Cola Amatil Limited (Consumer Staples, Beverages)	22,172	$277,531

Belgium: 4.16%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	62,688	4,243,877
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	1,506	61,442
UCB SA (Health Care, Pharmaceuticals)	4,490	210,500

		4,515,819

Canada: 3.88%
Canadian National Railway Company (Industrials, Road & Rail)	279	22,861
Canadian Pacific Railway Limited (Industrials, Road & Rail)	56,903	4,181,801

		4,204,662

China: 4.91%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services) †	28,255	3,327,591
China Construction Bank (Financials, Commercial Banks)	1,451,000	1,005,776
Tencent Holdings Limited (Information Technology, Internet Software & Services)	36,100	992,552

		5,325,919

France: 9.60%
Air Liquide SA (Materials, Chemicals)	7,141	772,347
Groupe Danone SA (Consumer Staples, Food Products) «	29,390	1,885,722
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,981	735,386
Pernod-Ricard SA (Consumer Staples, Beverages)	23,069	2,253,462
Schneider Electric SA (Industrials, Electrical Equipment)	35,109	1,869,768
Technip SA (Energy, Energy Equipment & Services)	3,883	353,906
Unibail-Rodamco (Financials, Real Estate Management & Development)	10,077	1,664,685
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	9,076	884,668

		10,419,944

Germany: 10.43%
Bayer AG (Health Care, Pharmaceuticals)	2,980	188,439
Beiersdorf AG (Consumer Staples, Personal Products)	28,116	1,772,343
Brenntag AG (Materials, Chemicals)	16,591	1,869,102
Daimler AG (Consumer Discretionary, Automobiles)	21,813	1,009,554
Kabel Deutschland Holding AG (Consumer Discretionary, Media) †	3,262	185,055
Linde AG (Materials, Chemicals)	31,039	4,762,926
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	12,324	1,527,673

		11,315,092

Hong Kong: 13.32%
AIA Group Limited (Financials, Insurance)	1,022,800	3,333,978
BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	277,588	763,572
China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	187,100	1,892,322
China Resources Land Limited (Financials, Real Estate Management & Development)	550,500	1,038,365
Hang Seng Bank Limited (Financials, Commercial Banks)	95,151	1,229,606

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	127

INTERNATIONAL GROWTH PORTFOLIO

Security Name	Shares	Value

Hong Kong (continued)
Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	152,600	$768,746
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	133,966	750,210
MGM China Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	117,719	189,587
NWS Holdings Limited (Industrials, Industrial Conglomerates)	23,716	34,834
Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	284,512	971,400
Sino Land Company (Financials, Real Estate Management & Development)	874,252	1,207,488
Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	118,742	1,344,760
Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	379,497	930,951

		14,455,819

India: 0.39%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	74,766	428,166

Ireland: 2.22%
Covidien plc (Health Care, Health Care Equipment & Supplies)	46,529	2,409,272

Italy: 1.26%
Fiat Industrial SpA (Consumer Discretionary, Auto Components)	136,454	1,371,738

Japan: 12.91%
Bridgestone Corporation (Consumer Discretionary, Auto Components)	43,640	933,949
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	96,300	3,087,106
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	966	5,387,213
Kao Corporation (Consumer Staples, Personal Products)	94,100	2,434,159
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	10,487	147,749
NGK Insulators Limited (Industrials, Electrical Equipment)	95,000	989,280
Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	33,000	1,031,776

		14,011,232

Netherlands: 5.10%
Akzo Nobel NV (Materials, Chemicals)	20,074	916,907
Koninklijke Vopak NV (Industrials, Transportation Infrastructure)	16,893	995,741
Unilever NV (Consumer Staples, Food Products) «	111,805	3,517,693
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services) †	3,669	104,345

		5,534,686

Netherlands Antilles: 1.78%
Schlumberger Limited (Energy, Energy Equipment & Services)	30,550	1,932,288

Nigeria: 0.25%
Nigerian Breweries plc (Consumer Staples, Beverages)	403,453	267,008

Singapore: 0.31%
City Developments Limited (Financials, Real Estate Management & Development)	43,427	335,324

South Korea: 1.64%
NHN Corporation (Information Technology, Internet Software & Services)	3,721	764,535
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	987	1,012,715

		1,777,250

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL GROWTH PORTFOLIO

Security Name		Shares	Value

Spain: 0.62%
Grifols SA (Health Care, Biotechnology) †		29,858	$677,287

Switzerland: 7.31%
Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		12,375	705,159
Givaudan SA (Materials, Chemicals)		1,077	998,444
Nestle SA (Consumer Staples, Food Products)		68,670	3,891,783
Roche Holdings AG (Health Care, Pharmaceuticals)		7,227	1,127,928
Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		3,145	1,209,304

			7,932,618

United Kingdom: 12.62%
Diageo plc (Consumer Staples, Beverages)		24,232	577,748
Genting Singapore plc (Consumer Staples, Hotels, Restaurants & Leisure)		685,323	797,753
HSBC Holdings plc (Financials, Commercial Banks)		278,060	2,183,442
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		76,448	2,759,383
Johnson Matthey plc (Materials, Chemicals)		24,868	832,453
Kingfisher plc (Consumer Discretionary, Specialty Retail)		50,237	218,339
Land Securities Group plc (Financials, REITs)		26,986	294,879
Prudential plc (Financials, Insurance)		42,381	442,853
Reckitt Benckiser Group (Consumer Staples, Household Products)		1,494	79,300
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,213	439,887
SABMiller plc (Consumer Staples, Beverages)		56,887	2,099,798
Standard Chartered plc (Financials, Commercial Banks)		33,162	669,020
Tate & Lyle plc (Consumer Staples, Food Products)		65,160	674,853
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		51,052	217,318
WPP plc (Consumer Discretionary, Media)		117,890	1,406,305

			13,693,331

United States: 0.31%
Liberty Global Incorporated Class A (Consumer Discretionary, Media) †		5,140	237,468
Virgin Media Incorporated (Consumer Discretionary, Media)		4,546	100,148

			337,616

Virgin Islands (British): 0.51%
Arcos Dorados Holdings Incorporated Class A (Consumer Discretionary, Hotels, Restaurants & Leisure)		41,212	557,186

Total Common Stocks (Cost $101,136,739)			101,779,788

	Dividend Yield
Preferred Stocks: 1.19%

Germany: 1.19%
Henkel KGaA (Consumer Staples, Household Products)	1.61%	19,805	1,290,320

Total Preferred Stocks (Cost $1,418,586)			1,290,320

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	129

INTERNATIONAL GROWTH PORTFOLIO

Security Name		Expiration Date	Shares	Value

Rights: 0.00%

Italy: 0.00%
Fiat Industrial Rsp A (Consumer Discretionary, Auto Components) †(a)(i)		06/20/2012	136,454	$0
Fiat Industrial Rsp B (Consumer Discretionary, Auto Components) †(a)(i)		06/20/2012	136,454	0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 5.38%

Investment Companies: 5.38%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		5,541,892	5,541,892
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.19		295,680	295,680

Total Short-Term Investments (Cost $5,837,572)				5,837,572

Total Investments in Securities
(Cost $108,392,897)*	100.36%	108,907,680
Other Assets and Liabilities, Net	(0.36)	(386,213)

Total Net Assets	100.00%	$108,521,467

†	Non-income earning security

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $109,015,179 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$7,047,653
Gross unrealized depreciation	(7,155,152)

Net unrealized depreciation	$(107,499)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Consumer Staples	33.39%
Financials	18.01%
Consumer Discretionary	13.44%
Materials	9.85%
Industrials	8.85%
Information Technology	5.92%
Health Care	4.48%
Energy	3.06%
Telecommunication Services	3.00%

100.00%

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/internationalindex.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Shares	Value	Percent of Net Assets

Common Stocks: 96.53%

Australia: 8.42%
Australia & New Zealand Banking Group Limited (Financials, Commercial Banks)	6,715	$136,709	0.59%
BHP Billiton Limited (Materials, Metals & Mining)	8,045	250,537	1.08
Commonwealth Bank of Australia (Financials, Commercial Banks)	3,948	189,980	0.82
National Australia Bank Limited (Financials, Commercial Banks) «	5,611	122,868	0.53
Westpac Banking Corporation (Financials, Commercial Banks)	7,654	151,277	0.65
Other securities		1,107,560	4.75

		1,958,931	8.42

Austria: 0.27%
Other securities		62,653	0.27

Belgium: 1.03%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	1,997	135,194	0.58
Other securities		104,882	0.45

		240,076	1.03

Bermuda: 0.24%
Other securities		55,515	0.24

Denmark: 1.08%
Novo Nordisk A/S Class B (Health Care, Pharmaceuticals)	1,021	135,831	0.58
Other securities		116,751	0.50

		252,582	1.08

Finland: 0.72%
Other securities		168,057	0.72

France: 8.30%
Groupe Danone SA (Consumer Staples, Food Products)	1,447	92,842	0.40
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	636	93,898	0.40
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	3,024	205,655	0.88
Total SA (Energy, Oil, Gas & Consumable Fuels)	5,317	228,562	0.98
Other securities		1,309,261	5.64

		1,930,218	8.30

Germany: 7.30%
Allianz AG (Financials, Insurance)	1,141	103,147	0.44
BASF SE (Materials, Chemicals)	2,287	159,436	0.69

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	131

INTERNATIONAL INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Germany (continued)
Bayer AG (Health Care, Pharmaceuticals)	2,056	$130,010	0.56%
Daimler AG (Consumer Discretionary, Automobiles)	2,246	103,950	0.45
SAP AG (Information Technology, Software)	2,288	131,271	0.56
Siemens AG (Industrials, Industrial Conglomerates)	2,049	168,509	0.72
Other securities		901,803	3.88

		1,698,126	7.30

Greece: 0.05%
Other securities		11,244	0.05

Hong Kong: 2.87%
Other securities		668,363	2.87

Ireland: 0.32%
Other securities		73,868	0.32

Israel: 0.61%
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	2,333	93,410	0.40
Other securities		49,005	0.21

		142,415	0.61

Italy: 1.88%
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	6,023	116,180	0.50
Other securities		321,766	1.38

		437,946	1.88

Japan: 21.57%
Canon Incorporated (Information Technology, Office Electronics)	2,800	112,557	0.48
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	4,100	131,434	0.56
Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	31,870	138,282	0.59
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	3,400	99,319	0.43
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	6,900	267,688	1.15
Other securities		4,269,028	18.36

		5,018,308	21.57

Luxembourg: 0.41%
Other securities		95,307	0.41

Netherlands: 2.58%
Unilever NV (Consumer Staples, Food Products) «	4,081	128,400	0.55
Other securities		471,235	2.03

		599,635	2.58

New Zealand: 0.13%
Other securities		29,726	0.13

Norway: 0.69%
Other securities		161,379	0.69

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

Security Name	Shares	Value	Percent of Net Assets

Portugal: 0.18%
Other securities		$41,041	0.18%

Singapore: 1.70%
Other securities		394,663	1.70

South Africa: 0.08%
Other securities		18,575	0.08

Spain: 2.31%
Banco Santander Central Hispano SA (Financials, Commercial Banks)	23,460	124,591	0.54
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	10,212	112,849	0.49
Other securities		300,853	1.28

		538,293	2.31

Sweden: 2.89%
Other securities		673,382	2.89

Switzerland: 8.27%
Nestle SA (Consumer Staples, Food Products)	8,266	468,465	2.01
Novartis AG (Health Care, Pharmaceuticals)	5,765	299,423	1.29
Roche Holdings AG (Health Care, Pharmaceuticals)	1,760	274,686	1.18
UBS AG (Financials, Diversified Financial Services) †	9,019	101,671	0.44
Other securities		779,678	3.35

		1,923,923	8.27

United Kingdom: 22.52%
Anglo American plc (Materials, Metals & Mining)	3,325	101,004	0.43
AstraZeneca plc (Health Care, Pharmaceuticals)	3,229	130,286	0.56
BG Group plc (Health Care, Health Care Providers & Services)	8,458	161,966	0.70
BHP Billiton plc (Materials, Metals & Mining)	5,293	138,230	0.59
BP plc (Energy, Oil, Gas & Consumable Fuels)	47,503	289,113	1.24
British American Tobacco plc (Consumer Staples, Tobacco)	4,934	232,577	1.00
Diageo plc (Consumer Staples, Beverages)	6,258	149,206	0.64
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	12,645	280,244	1.20
HSBC Holdings plc (Financials, Commercial Banks)	45,122	354,317	1.52
Imperial Tobacco Group plc (Consumer Staples, Tobacco)	2,498	90,165	0.39
National Grid plc (Utilities, Multi-Utilities)	8,822	88,377	0.38
Rio Tinto plc (Materials, Metals & Mining)	3,374	144,560	0.62
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)	9,194	284,955	1.22
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	6,669	213,634	0.92
SABMiller plc (Consumer Staples, Beverages)	2,390	88,219	0.38
Standard Chartered plc (Financials, Commercial Banks)	5,955	120,138	0.52
Tesco plc (Consumer Staples, Food & Staples Retailing)	20,129	93,860	0.40
Unilever plc (Consumer Staples, Food Products)	3,181	100,061	0.43
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	124,884	332,975	1.43
Other securities		1,845,194	7.95

		5,239,081	22.52

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	133

INTERNATIONAL INDEX PORTFOLIO

Security Name			Value	Percent of Net Assets

United States: 0.11%
Other securities			$26,139	0.11%

Total Common Stocks (Cost $24,078,433)			22,459,446	96.53

Preferred Stocks : 0.54%

Germany: 0.54%
Other securities			124,636	0.54

United Kingdom: 0.00%
Other securities			776	0.00

Total Preferred Stocks (Cost $112,194)			125,412	0.54

Rights : 0.02%

Italy: 0.00%
Other securities			0	0.00

Spain: 0.02%
Other securities			3,592	0.02

Total Rights (Cost $4,322)			3,592	0.02

Warrants: 0.00%

Singapore: 0.00%
Other securities			281	0.00

Total Warrants (Cost $0)			281	0.00

Short-Term Investments: 4.72%
	Yield	Shares

Investment Companies : 4.72%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	521,127	521,127	2.24
Wells Fargo Securities Lending Cash Investment, LLC (u)(l)(v)(r)	0.19	578,083	578,083	2.48

Total Short-Term Investments (Cost $1,099,210)			1,099,210	4.72

Total Investments in Securities (Cost $25,294,159) *			23,687,941	101.81%
Other Assets and Liabilities, Net			(421,507)	(1.81)

Total Net Assets			$23,266,434	100.00%

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of Investments—May 31, 2012

INTERNATIONAL INDEX PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

(l)	Investment in an affiliate

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $28,683,403 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,543,153
Gross unrealized depreciation	(6,538,615)

Net unrealized depreciation	$(4,995,462)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Financials	21.80%
Industrials	12.19%
Consumer Staples	12.01%
Consumer Discretionary	11.40%
Health Care	10.85%
Materials	10.03%
Energy	7.68%
Telecommunication Services	5.40%
Information Technology	4.50%
Utilities	4.14%

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	135

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 95.30%

Australia: 4.34%
Bendigo Bank Limited (Financials, Commercial Banks)	272,500	$1,935,073
BlueScope Steel Limited (Materials, Metals & Mining) †	404,900	136,072
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	1,518,925
Downer EDI Limited (Industrials, Commercial Services & Supplies) †	425,500	1,363,637
Goodman Fielder Limited (Consumer Staples, Food Products)	1,387,983	797,700
Grain Corporation Limited (Consumer Staples, Food Products)	114,000	1,042,735
Metcash Limited (Consumer Staples, Food & Staples Retailing)	536,500	1,996,349
Mincor Resources NL (Materials, Metals & Mining) (i)	570,994	389,344
OneSteel Limited (Materials, Metals & Mining)	934,300	960,157
Sally Malay Mining Limited (Materials, Metals & Mining)	368,800	282,010
Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	615,200	2,127,395

		12,549,397

Austria: 0.77%
Erste Bank Der Oesterreichischen Sparkassen AG (Financials, Commercial Banks)	22,100	381,890
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	41,100	1,119,568
Voestalpine AG (Materials, Metals & Mining)	29,200	729,337

		2,230,795

Belgium: 1.11%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	1,433,287
KBC Groep NV (Financials, Commercial Banks)	53,400	818,101
Tessenderlo Chemie NV (Materials, Chemicals) «†	37,000	955,728

		3,207,116

Brazil: 2.01%
Banco do Brasil SA (Financials, Commercial Banks)	130,500	1,294,097
Cia Saneamento Basico de Sau Paulo (Utilities, Water Utilities)	84,400	2,971,586
Cia Saneamento Minas Gerais (Utilities, Water Utilities)	72,400	1,543,595

		5,809,278

Canada: 2.37%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	54,400	2,198,964
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	58,500	2,889,176
WestJet Airlines Limited (Industrials, Airlines)	120,000	1,777,606

		6,865,746

China: 2.17%
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,222,000	1,107,915
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	4,269,000	3,800,631
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,357,644

		6,266,190

Denmark: 0.87%
Danske Bank A/S (Financials, Commercial Banks) †	45,600	603,614

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Denmark (continued)
H. Lundbeck A/S (Health Care, Pharmaceuticals)	93,000	$1,926,667

		2,530,281

Finland: 0.43%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,256,758

France: 6.80%
AXA SA (Financials, Insurance) «	54,000	606,348
BNP Paribas SA (Financials, Commercial Banks) «	30,200	960,631
Credit Agricole SA (Financials, Commercial Banks)	219,328	784,308
France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	86,100	1,081,661
Rallye SA (Consumer Staples, Food & Staples Retailing) «	22,900	652,539
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	88,338	6,007,649
SCOR SE (Financials, Insurance)	109,700	2,380,554
Societe Generale SA (Financials, Diversified Financial Services)	18,428	365,947
Societe Television Francaise 1 SA (Consumer Discretionary, Media) «	133,100	979,734
Total SA (Energy, Oil, Gas & Consumable Fuels)	85,500	3,675,383
Vivendi SA (Consumer Discretionary, Media)	134,746	2,175,972

		19,670,726

Germany: 7.96%
Allianz AG (Financials, Insurance)	33,100	2,992,258
BASF SE (Materials, Chemicals)	46,500	3,241,696
Daimler AG (Consumer Discretionary, Automobiles)	69,300	3,207,357
Deutsche Bank AG (Financials, Capital Markets) «	41,200	1,481,701
E.ON AG (Utilities, Electric Utilities)	52,800	964,945
Hannover Rueckversicherung AG (Financials, Insurance)	31,000	1,658,030
Metro AG (Consumer Staples, Food & Staples Retailing) «	49,800	1,431,990
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	2,441,996
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,181,416
RWE AG (Utilities, Multi-Utilities)	40,900	1,493,670
Thyssenkrupp AG (Materials, Metals & Mining)	49,200	811,854
Volkswagen AG (Consumer Discretionary, Automobiles)	14,100	2,121,798

		23,028,711

Hong Kong: 2.33%
Cathay Pacific Airways Limited (Industrials, Airlines)	543,000	838,124
Guangdong Investment Limited (Utilities, Water Utilities)	2,772,000	1,835,726
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	1,133,500	686,390
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	806,457
Lonking Holdings Limited (Industrials, Machinery)	3,973,000	1,233,636
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	429,500	1,336,386

		6,736,719

India: 0.61%
Tata Steel Limited GDR (Industrials, Machinery) †	245,900	1,765,562

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	137

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Indonesia: 0.25%
PT Japfa Comfeed Indonesia (Consumer Staples, Food Products) †	1,621,000	$715,654

Ireland: 0.00%
Allied Irish Banks plc (Financials, Commercial Banks) †	79,300	6,374
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	3,585

		9,959

Israel: 1.21%
Bank Hapoalim Limited (Financials, Commercial Banks)	451,300	1,440,461
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	2,058,135

		3,498,596

Italy: 1.58%
Enel SpA (Utilities, Multi-Utilities)	688,400	1,959,478
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	135,200	2,607,928

		4,567,406

Japan: 20.68%
Adeka Corporation (Materials, Chemicals)	203,200	1,711,485
Aozora Bank Limited (Financials, Commercial Banks)	588,000	1,245,636
Chiba Bank Limited (Financials, Commercial Banks)	208,000	1,173,252
Comsys Holdings Corporation (Industrials, Construction & Engineering)	169,600	1,798,591
Edion Corporation (Consumer Discretionary, Specialty Retail)	73,600	390,730
Eizo Nanao Corporation (Information Technology, Computers & Peripherals) (i)	63,300	1,313,499
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	378,000	1,394,104
Hitachi Capital Corporation (Financials, Consumer Finance)	57,700	821,761
Itochu Corporation (Industrials, Trading Companies & Distributors)	168,000	1,841,654
JX Holdings Incorporated (Energy, Energy Equipment & Services)	408,000	2,072,282
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	600	3,709,801
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,046,708
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	1,567,637
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,305,666
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	39,100	1,493,943
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	695,412
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	54,300	765,023
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,831,300	2,687,589
Nichirei Corporation (Consumer Staples, Food Products)	202,000	902,246
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	73,100	2,091,503
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	107,000	669,091
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	74,600	3,217,815
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,464,538
Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	155,000	1,691,233
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	1,400	2,235,069
Otsuka Holdings Company Limited (Health Care, Health Care Providers & Services)	79,300	2,495,582
Rengo Company Limited (Materials, Containers & Packaging)	208,000	1,393,568
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	297,703
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,110,439

The accompanying notes are an integral part of these financial statements.

138	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

Japan (continued)
Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	80,800	$1,436,376
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,072,894
Sumitomo Corporation (Industrials, Trading Companies & Distributors)	285,000	3,829,824
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	69,900	2,041,872
Sumitomo Mitsui Trust Holdings Incorporated (Financials, Commercial Banks)	396,000	1,000,613
The Keiyo Bank Limited (Financials, Commercial Banks)	62,000	275,345
Toshiba TEC Corporation (Information Technology, Office Electronics)	234,000	824,196
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	29,400	1,740,888

		59,825,568

Liechtenstein: 0.20%
Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets) (i)	7,800	593,020

Netherlands: 2.58%
Aegon NV (Financials, Insurance) «	151,800	639,309
ING Groep NV (Financials, Diversified Financial Services) †	237,100	1,369,417
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	241,100	2,832,441
Koninklijke DSM NV (Consumer Staples, Food & Staples Retailing) «	52,700	2,507,169
Nutreco Holding NV (Consumer Staples, Food Products)	1,740	114,181

		7,462,517

Norway: 1.31%
Atea ASA (Information Technology, IT Services)	158,200	1,494,064
DnB Nor ASA (Financials, Commercial Banks)	98,900	891,166
Statoil ASA (Energy, Oil, Gas & Consumable Fuels) «	61,700	1,391,426

		3,776,656

Poland: 0.49%
Asseco Poland SA (Information Technology, Software)	101,800	1,403,801

Portugal: 0.06%
Banco BPI SA (Financials, Commercial Banks) †«	245,688	112,404
Banco Espirito Santo SA (Financials, Commercial Banks) †	131,400	74,089

		186,493

Russia: 2.11%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)	150,014	2,994,279
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) «	886	17,443
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels) «	60,400	3,103,286

		6,115,008

Singapore: 0.54%
United Overseas Bank Limited (Financials, Commercial Banks)	113,000	1,551,273

South Africa: 0.70%
Exxaro Resources Limited (Materials, Metals & Mining)	91,400	2,036,506

South Korea: 2.15%
Industrial Bank of Korea (Financials, Commercial Banks)	192,500	1,957,212

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	139

INTERNATIONAL VALUE PORTFOLIO

Security Name	Shares	Value

South Korea (continued)
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	$2,276,763
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	212,200	1,977,717

		6,211,692

Spain: 2.15%
Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	185,200	1,053,858
Banco Espanol de Credito SA (Financials, Commercial Banks) «	146,100	453,438
Banco Santander Central Hispano SA (Financials, Commercial Banks) †	430,300	2,285,224
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	1,849,191
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services) †	52,400	579,052

		6,220,763

Sweden: 1.35%
Boliden AB (Materials, Metals & Mining)	169,300	2,160,384
Saab AB (Industrials, Aerospace & Defense)	113,500	1,757,692

		3,918,076

Switzerland: 6.56%
Baloise Holding AG (Financials, Insurance)	28,800	1,776,002
Clariant AG (Materials, Chemicals) †	101,215	1,031,062
Credit Suisse Group AG (Financials, Capital Markets)	76,500	1,449,905
Georg Fischer AG (Industrials, Machinery)	3,000	1,050,085
Novartis AG (Health Care, Pharmaceuticals)	82,500	4,284,887
Roche Holdings AG (Health Care, Pharmaceuticals)	29,500	4,604,108
Swiss Re AG (Financials, Insurance)	28,900	1,666,135
Zurich Financial Services AG (Financials, Insurance)	15,200	3,107,757

		18,969,941

Thailand: 0.54%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	1,561,780

United Kingdom: 19.07%
Amlin plc (Financials, Insurance)	190,400	933,447
AstraZeneca plc (Health Care, Pharmaceuticals)	140,400	5,664,946
Aviva plc (Financials, Insurance)	220,500	888,668
BAE Systems plc (Industrials, Aerospace & Defense)	684,100	2,876,226
Barclays plc (Financials, Commercial Banks)	379,300	1,030,610
BP plc (Energy, Oil, Gas & Consumable Fuels)	609,300	3,708,321
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,421,700	4,520,289
Cookson Group plc (Utilities, Multi-Utilities)	145,400	1,403,927
DS Smith plc (Industrials, Professional Services)	337,400	744,641
Firstgroup plc (Industrials, Road & Rail)	254,700	825,127
GlaxoSmithKline plc (Health Care, Pharmaceuticals)	127,600	2,827,930
Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	184,200	1,388,501
Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	442,800	532,647
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	355,400	1,578,046
Kesa Electricals plc (Consumer Discretionary, Specialty Retail)	679,100	512,848
LogicaCMG plc (Industrials, Professional Services)	949,700	1,623,219
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	632,790	960,627

The accompanying notes are an integral part of these financial statements.

140	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

INTERNATIONAL VALUE PORTFOLIO

Security Name		Shares	Value

United Kingdom (continued)
Next plc (Consumer Discretionary, Multiline Retail)		35,500	$1,657,245
Old Mutual plc (Financials, Commercial Banks)		982,800	2,144,803
Pace plc (Consumer Discretionary, Household Durables)		374,800	528,542
Premier Foods plc (Consumer Staples, Food Products) †		31,510	52,934
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		443,900	675,929
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,300	442,579
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels) «		264,000	8,456,935
Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		389,400	112,527
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,179,436
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,698,900	4,529,737
WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)		223,600	1,658,619
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		399,400	1,700,165

			55,159,471

Total Common Stocks (Cost $366,017,091)			275,701,459

	Dividend Yield
Preferred Stocks: 0.54%

Brazil: 0.54%
Cia Energetica de Minas Gerais (Utilities, Oil, Gas & Consumable Fuels)	6.89%	89,750	1,565,513

Total Preferred Stocks (Cost $1,254,937)			1,565,513

	Yield
Short-Term Investments: 6.47%

Investment Companies: 6.47%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	2,585,277	3,585,277
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(r)(u)	0.19	15,127,261	15,127,261

Total Short-Term Investments (Cost $18,712,538)			18,712,538

Total Investments in Securities (Cost $385,984,566) *	102.31%	295,979,510
Other Assets and Liabilities, Net	(2.31)	(6,688,130)

Total Net Assets	100.00%	$289,291,380

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	141

INTERNATIONAL VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(i)	Illiquid security for which the designation as illiquid is unaudited
(l)	Investment in an affiliate

(v)	Security represents investment of cash collateral received from securities on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $386,886,035 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,026,633
Gross unrealized depreciation	(104,933,158)

Net unrealized depreciation	$(90,906,525)

The following table shows the percent of total long-term investments by sector as of May 31, 2012:

Financials	21.69%
Energy	13.27%
Health Care	12.80%
Industrials	12.22%
Telecommunication Services	9.16%
Consumer Discretionary	8.78%
Consumer Staples	8.10%
Materials	6.13%
Utilities	4.95%
Information Technology	2.90%

100.00%

The accompanying notes are an integral part of these financial statements.

142	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 95.29%

Consumer Discretionary: 10.57%

Household Durables: 3.35%
Harman International Industries Incorporated	8,617	$337,959
Newell Rubbermaid Incorporated	40,949	753,462
Toll Brothers Incorporated	24,884	678,836

		1,770,257

Media: 3.23%
DIRECTV Group Incorporated	12,636	561,670
Omnicom Group Incorporated	11,210	534,493
Walt Disney Company	13,426	613,702

		1,709,865

Multiline Retail: 1.01%
Target Corporation	9,233	534,683

Specialty Retail: 2.36%
Home Depot Incorporated «	25,348	1,250,670

Textiles, Apparel & Luxury Goods: 0.62%
Fossil Incorporated	4,456	326,001

Consumer Staples: 5.84%

Beverages: 1.00%
PepsiCo Incorporated	7,834	531,537

Food & Staples Retailing: 2.28%
CVS Caremark Corporation	26,818	1,205,201

Food Products: 1.20%
Sara Lee Corporation	30,302	633,312

Household Products: 1.36%
Procter & Gamble Company	11,572	720,820

Energy: 9.71%

Energy Equipment & Services: 2.06%
Nabors Industries Limited	32,209	436,432
Noble Corporation	20,834	651,479

		1,087,911

Oil, Gas & Consumable Fuels: 7.65%
Apache Corporation	7,055	574,136
ConocoPhillips Company	13,813	720,486
Devon Energy Corporation	12,039	716,561
Exxon Mobil Corporation	18,792	1,477,615
Whiting Petroleum Corporation	12,917	558,144

		4,046,942

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	143

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Financials: 26.09%

Capital Markets: 1.94%
Goldman Sachs Group Incorporated	4,783	$457,733
State Street Corporation	13,724	565,566

		1,023,299

Commercial Banks: 4.86%
Comerica Incorporated	30,024	913,330
First Republic Bank Corporation	26,356	827,578
KeyCorp	110,465	828,488

		2,569,396

Consumer Finance: 2.52%
Capital One Financial Corporation	15,951	819,403
SLM Corporation	36,537	510,422

		1,329,825

Diversified Financial Services: 6.13%
Bank of America Corporation	97,208	714,479
Berkshire Hathaway Incorporated Class B	7,216	572,662
Citigroup Incorporated	26,410	700,129
JPMorgan Chase & Company	37,846	1,254,595

		3,241,865

Insurance: 6.43%
ACE Limited	14,406	1,041,986
MetLife Incorporated	26,838	783,938
The Hartford Financial Services Group Incorporated	26,112	439,204
The Travelers Companies Incorporated	18,203	1,137,505

		3,402,633

REITs: 4.21%
Alexandria Real Estate Equities Incorporated «	9,991	683,984
Simon Property Group Incorporated	10,464	1,543,649

		2,227,633

Health Care: 11.74%

Health Care Equipment & Supplies: 0.96%
Stryker Corporation	9,879	508,275

Health Care Providers & Services: 1.99%
CIGNA Corporation	23,912	1,049,976

Pharmaceuticals: 8.79%
Abbott Laboratories	9,076	560,806
Hospira Incorporated	17,088	534,171
Johnson & Johnson Services Incorporated	14,839	926,399
Merck & Company Incorporated	22,821	857,613

The accompanying notes are an integral part of these financial statements.

144	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Pharmaceuticals (continued)
Pfizer Incorporated	59,554	$1,302,446
Teva Pharmaceutical Industries Limited ADR	11,972	469,183

		4,650,618

Industrials: 9.06%

Airlines: 0.98%
Southwest Airlines Company	57,375	518,096

Construction & Engineering: 0.81%
URS Corporation	11,818	427,457

Industrial Conglomerates: 3.62%
General Electric Company	100,258	1,913,925

Machinery: 2.33%
Dover Corporation	12,981	734,205
Eaton Corporation	11,732	500,487

		1,234,692

Road & Rail: 1.32%
Norfolk Southern Corporation	10,641	697,198

Information Technology: 8.24%

Communications Equipment: 1.67%
Cisco Systems Incorporated	54,006	881,918

Computers & Peripherals: 2.57%
Apple Incorporated	1,019	588,707
EMC Corporation	32,329	771,047

		1,359,754

Internet Software & Services: 0.97%
Google Incorporated Class A †	885	514,061

IT Services: 1.82%
Accenture plc	16,800	959,280

Semiconductors & Semiconductor Equipment: 1.21%
Maxim Integrated Products Incorporated	25,455	640,448

Materials: 2.59%

Chemicals: 2.08%
Ashland Incorporated	8,943	571,726
Huntsman Corporation	41,039	525,299

		1,097,025

Metals & Mining: 0.51%
Alcoa Incorporated	31,713	271,146

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	145

LARGE COMPANY VALUE PORTFOLIO

Security Name		Shares	Value

Telecommunication Services: 3.96%

Diversified Telecommunication Services: 3.96%
AT&T Incorporated		35,451	$1,211,361
Verizon Communications Incorporated		21,205	882,976

			2,094,337

Utilities: 7.49%

Electric Utilities: 3.29%
Duke Energy Corporation		43,942	965,845
Entergy Corporation		11,983	773,263

			1,739,108

Multi-Utilities: 3.07%
Dominion Resources Incorporated		14,758	768,301
NiSource Incorporated «		34,171	857,351

			1,625,652

Water Utilities: 1.13%
American Water Works Company Incorporated		17,388	594,843

Total Common Stocks (Cost $46,609,701)			50,389,659

		Principal
Other: 0.13%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)		$94,422	25,494
VFNC Corporation, Pass-Through Entity 0.24% (v)(i)(a)±144A		103,708	43,557

Total Other (Cost $23,861)			69,051

	Yield	Shares
Short-Term Investments: 8.35%

Investment Companies: 8.35%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	2,174,368	2,174,368
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	2,241,014	2,241,014

Total Short-Term Investments (Cost $4,415,382)			4,415,382

Total Investments in Securities
(Cost $51,048,944) *	103.77%	54,874,092
Other Assets and Liabilities, Net	(3.77)	(1,993,943)

Total Net Assets	100.00%	$52,880,149

The accompanying notes are an integral part of these financial statements.

146	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

LARGE COMPANY VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income earning security

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $51,911,446 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,742,604
Gross unrealized depreciation	(2,779,958)

Net unrealized appreciation	$2,962,646

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	147

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 92.79%

Consumer Discretionary: 7.95%

Auto Components: 1.40%
Gentex Corporation	30,195	$673,349

Automobiles: 0.07%
Winnebago Industries Incorporated †	3,670	32,883

Diversified Consumer Services: 0.67%
Cambium Learning Group Incorporated †	32,528	40,009
Corinthian Colleges Incorporated †	103,395	283,302
Voyager Expanded Learning Incorporated †(a)(i)	58,950	0

		323,311

Hotels, Restaurants & Leisure: 1.30%
Century Casinos Incorporated †	186,170	543,616
Empire Resorts Incorporated †	39,303	79,392

		623,008

Household Durables: 1.95%
Cavco Industries Incorporated †	13,610	573,662
KB Home Incorporated	5,570	40,383
Nobility Homes Incorporated †	34,965	226,573
Skyline Corporation	21,862	99,253

		939,871

Media: 0.76%
Outdoor Channel Holdings Incorporated	55,532	365,401

Specialty Retail: 1.80%
Collective Brands Incorporated †	20,610	438,375
Monro Muffler Brake Incorporated	3,430	115,900
rue21 Incorporated †	4,435	117,439
Talbots Incorporated †	35,325	86,193
Vitamin Shoppe Incorporated †	2,215	109,687

		867,594

Consumer Staples: 1.16%

Household Products: 0.51%
WD-40 Company	5,220	244,192

Personal Products: 0.65%
Prestige Brands Holdings Incorporated †	22,732	312,110

Energy: 20.08%

Energy Equipment & Services: 7.39%
Helix Energy Solutions Group Incorporated †	28,430	487,006
Helmerich & Payne Incorporated	3,620	163,986
ION Geophysical Corporation †	93,160	564,550

The accompanying notes are an integral part of these financial statements.

148	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Energy Equipment & Services (continued)
Key Energy Services Incorporated †	26,895	$266,529
Matrix Service Company †	51,453	534,597
Newpark Resources Incorporated †	103,870	601,407
Oceaneering International Incorporated	8,200	379,004
PHI Incorporated (non-voting) †	10,455	248,934
PHI Incorporated (voting) †	3,062	69,691
Willbros Group Incorporated †	42,014	240,320

		3,556,024

Oil, Gas & Consumable Fuels: 12.69%
Cabot Oil & Gas Corporation	2,285	74,354
Energy XXI (Bermuda) Limited †	3,360	104,328
Forest Oil Corporation †	15,290	127,672
InterOil Corporation †	54,499	3,619,279
Lone Pine Resources Incorporated †	7,753	24,499
McMoRan Exploration Company †	94,939	923,756
PetroQuest Energy Incorporated †	5,710	28,265
Range Resources Corporation	17,835	1,024,442
Triangle Petroleum Corporation †	35,128	179,153

		6,105,748

Financials: 17.82%

Capital Markets: 0.59%
Artio Global Investos Incorporated	93,770	285,999

Commercial Banks: 3.82%
1st United Bancorp Incorporated †	38,960	224,410
Bancorp Incorporated †	14,135	128,487
BBCN Bancorp Incorporated †	12,343	133,181
City National Corporation	4,530	225,050
First Horizon National Corporation	15,615	132,415
IBERIABANK Corporation	4,920	238,571
Pacific Premier Bancorp Incorporated †	34,956	276,152
Park Sterling Corporation †	13,290	59,141
Sterling Bancorp	15,650	142,415
Univest Corporation of Pennsylvania	6,441	103,185
Washington Banking Company	11,005	149,338
Western Liberty Bancorp †	8,420	23,744

		1,836,089

Insurance: 2.80%
Argo Group International Holdings Limited	29,330	820,653
Hilltop Holdings Incorporated †	27,721	288,298
Mercury General Corporation	5,475	238,710

		1,347,661

REITs: 10.13%
Anworth Mortgage Asset Corporation	33,830	227,676
Capstead Mortgage Corporation	46,355	638,308
Chimera Investment Corporation	530,450	1,485,260

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	149

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

REITs (continued)
Crexus Investment Corporation	44,065	$431,837
Hatteras Financial Corporation	11,975	341,886
MFA Mortgage Investments Incorporated	62,525	476,441
Origen Financial Incorporated	164,605	240,323
Redwood Trust Incorporated	28,026	339,395
UMH Properties Incorporated	68,219	691,058

		4,872,184

Thrifts & Mortgage Finance: 0.48%
First Niagara Financial Group Incorporated	21,495	173,465
Northwest Bancshares Incorporated	4,970	57,006

		230,471

Health Care: 7.24%

Biotechnology: 1.22%
Discovery Laboratories Incorporated †	166,010	436,606
Infinity Pharmaceuticals Incorporated †	11,530	150,005

		586,611

Health Care Equipment & Supplies: 3.24%
Allied Healthcare Products Incorporated †	86,355	280,654
EnteroMedics Incorporated †	81,880	283,714
Orasure Technologies Incorporated †	96,234	996,022

		1,560,390

Health Care Providers & Services: 1.19%
Cross Country Healthcare Incorporated †	34,302	155,731
Ensign Group Incorporated	9,615	244,221
Gentiva Health Services Incorporated †	30,940	173,573

		573,525

Health Care Technology: 0.69%
Omnicell Incorporated †	25,200	329,868

Life Sciences Tools & Services: 0.90%
Accelrys Incorporated †	33,385	260,403
Nordion Incorporated	19,205	172,845

		433,248

Industrials: 14.10%

Air Freight & Logistics: 0.49%
Pacer International Incorporated †	41,744	235,436

Airlines: 0.74%
JetBlue Airways Corporation †	67,715	354,149

Building Products: 1.12%
Patrick Industries Incorporated †	41,035	539,200

The accompanying notes are an integral part of these financial statements.

150	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

Security Name	Shares	Value

Commercial Services & Supplies: 3.89%
ABM Industries Incorporated	27,263	$585,337
ACCO Brands Corporation †	18,450	168,264
GEO Group Incorporated †	39,789	865,809
Healthcare Services Group	12,934	252,860

		1,872,270

Construction & Engineering: 4.29%
Chicago Bridge & Iron Company NV	16,445	591,033
Integrated Electrical Services Incorporated †	46,975	155,957
MYR Group Incorporated †	26,585	404,358
Primoris Services Corporation	57,936	694,653
Sterling Construction Company Incorporated †	23,998	215,982

		2,061,983

Electrical Equipment: 0.84%
Encore Wire Corporation	4,600	115,046
GrafTech International Limited †	27,115	289,317

		404,363

Machinery: 1.61%
Actuant Corporation Class A	12,720	332,882
Hardinge Incorporated	47,480	443,938

		776,820

Professional Services: 1.12%
Hill International Incorporated †	176,599	538,627

Information Technology: 9.68%

Communications Equipment: 2.01%
Brocade Communications Systems Incorporated †	53,540	248,961
MRV Communications Incorporated	49,230	33,723
Sandvine Corporation †	472,170	683,702

		966,386

Computers & Peripherals: 1.92%
Cray Incorporated †	50,456	538,870
Intermec Incorporated †	65,525	387,253

		926,123

Electronic Equipment, Instruments & Components: 3.00%
Coherent Incorporated †	12,700	560,578
OSI Systems Incorporated †	10,035	640,434
Power One Incorporated †	58,165	241,385

		1,442,397

IT Services: 2.75%
Convergys Corporation †	47,610	664,160
Official Payments Holdings Incorporated †	151,167	659,088

		1,323,248

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	151

SMALL CAP VALUE PORTFOLIO

Security Name			Shares	Value

Materials: 13.71%

Containers & Packaging: 1.12%
Intertape Polymer Group Incorporated †			78,859	$537,030

Metals & Mining: 12.18%
Eldorado Gold Corporation			23,005	253,745
Goldcorp Incorporated			15,290	553,957
Great Basin Gold Limited †			257,823	136,646
Petaquilla Minerals Limited †			56,560	23,133
Randgold Resources Limited ADR			33,255	2,638,784
Royal Gold Incorporated			10,650	720,366
San Gold Corporation †			89,190	122,190
Sandstorm Gold Limited †			104,214	812,241
Sandstorm Metals & Energy Limited †			81,729	27,300
Silver Standard Resources Incorporated †			31,414	345,554
United States Steel Corporation			11,075	224,823

				5,858,739

Paper & Forest Products: 0.41%
Wausau Paper Corporation			21,660	199,489

Telecommunication Services: 1.05%

Diversified Telecommunication Services: 1.05%
Cincinnati Bell Incorporated †			141,995	502,660

Total Common Stocks (Cost $40,912,304)				44,638,457

Investment Companies: 1.83%
Market Vectors Junior Gold Miners ETF			40,756	787,406
SPDR S&P Regional Banking ETF			3,513	93,551

Total Investment Companies (Cost $1,185,438)				880,957

		Expiration Date
Warrants: 0.10%

Health Care: 0.10%

Health Care Equipment & Supplies: 0.10%
EnteroMedics Incorporated †(a)(i)		05/14/2016	9,104	17,116
EnteroMedics Incorporated †(a)(i)		09/28/2016	16,376	34,001

Total Warrants (Cost $0)				51,117

Yield

Short-Term Investments: 5.57%

Investment Companies: 5.57%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		2,679,065	2,679,065

Total Short-Term Investments (Cost $2,679,065)				2,679,065

Total Investments in Securities
(Cost $44,776,807)*	100.29%	48,249,596
Other Assets and Liabilities, Net	(0.29)	(141,788)

Total Net Assets	100.00%	$48,107,808

The accompanying notes are an integral part of these financial statements.

152	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL CAP VALUE PORTFOLIO

†	Non-income earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $46,816,811 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,764,638
Gross unrealized depreciation	(8,331,853)

Net unrealized appreciation	$1,432,785

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	153

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Common Stocks: 97.53%

Consumer Discretionary: 15.30%

Auto Components: 1.36%
Gentex Corporation	99,230	$2,212,822

Hotels, Restaurants & Leisure: 1.02%
Caribou Coffee Comapany Incorporated †	51,840	616,896
Life Time Fitness Incorporated †	24,260	1,039,784

		1,656,680

Household Durables: 0.78%
Ethan Allen Interiors Incorporated	56,800	1,278,568

Internet & Catalog Retail: 0.59%
CafePress Incorporated †	69,300	963,963

Leisure Equipment & Products: 0.74%
Brunswick Corporation	55,390	1,213,041

Media: 1.88%
Arbitron Incorporated	44,400	1,484,736
Lions Gate Entertainment Corporation †«	118,780	1,582,150

		3,066,886

Specialty Retail: 7.55%
Cabela’s Incorporated †	48,190	1,703,035
Chico’s FAS Incorporated	71,020	1,037,602
Dick’s Sporting Goods Incorporated	41,020	1,907,430
Express Incorporated †	89,960	1,664,260
Finish Line Incorporated Class A	79,220	1,633,516
GNC Holdings Incorporated Class A	52,120	2,008,184
rue21 Incorporated †	26,860	711,253
Sonic Automotive Incorporated	110,230	1,641,325

		12,306,605

Textiles, Apparel & Luxury Goods: 1.38%
Hanesbrands Incorporated †	80,440	2,241,058

Consumer Staples: 0.65%

Food & Staples Retailing: 0.65%
Chef’s Warehouse Incorporated †	55,980	1,066,419

Energy: 7.36%

Energy Equipment & Services: 2.27%
OYO Geospace Corporation †	10,850	1,006,772
Pacific Drilling SA †	102,400	870,400
Superior Energy Services Incorporated †	84,110	1,820,140

		3,697,312

Oil, Gas & Consumable Fuels: 5.09%
Ceres Incorporated †	65,664	692,755
Energy XXI (Bermuda) Limited	56,310	1,748,426
GasLog Limited †	85,260	788,655
Goodrich Petroleum Corporation †	83,000	1,225,910

The accompanying notes are an integral part of these financial statements.

154	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Gulfport Energy Corporation †	49,930	$922,706
Midstates Petroleum Company Incorporated †	103,320	1,481,609
Rosetta Resources Incorporated †	37,050	1,433,465

		8,293,526

Financials: 10.69%

Capital Markets: 4.02%
Evercore Partners Incorporated Class A	76,970	1,901,929
LPL Investment Holdings Incorporated	59,950	1,941,181
Medley Capital Corporation	93,720	1,036,543
Stifel Financial Corporation †	52,430	1,666,750

		6,546,403

Commercial Banks: 2.48%
CapitalSource Incorporated	194,060	1,228,400
Signature Bank †	16,640	1,021,862
SVB Financial Group †	29,910	1,784,431

		4,034,693

Consumer Finance: 0.71%
DFC Global Corporation †	70,310	1,158,709

Diversified Financial Services: 2.11%
Encore Capital Group Incorporated †	55,605	1,347,865
New Mountain Finance Corporation	83,265	1,182,363
Walter Investment Management	47,610	901,257

		3,431,485

Insurance: 0.95%
Argo Group International Holdings Limited	55,650	1,557,087

Real Estate Management & Development: 0.42%
Ryland Group Incorporated	30,630	684,887

Health Care: 15.90%

Biotechnology: 1.99%
Alnylam Pharmaceuticals Incorporated †	99,880	1,022,771
Curis Incorporated †	247,670	1,159,096
Seattle Genetics Incorporated †«	54,510	1,061,855

		3,243,722

Health Care Equipment & Supplies: 6.16%
Cerus Corporation †	361,570	1,222,107
DexCom Incorporated †	101,230	1,088,223
Endologix Incorporated †	101,101	1,373,963
HeartWare International Incorporated †	16,290	1,325,517
Novadaq Technologies Incorporated †	105,000	630,000
NxStage Medical Incorporated †	96,100	1,459,759

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	155

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Health Care Equipment & Supplies (continued)
Spectranetics Corporation †	118,090	$1,165,548
STAAR Surgical Company †	107,340	911,317
Tornier NV †	43,350	856,163

		10,032,597

Health Care Providers & Services: 2.92%
Acadia Healthcare Incorporated †	66,910	1,197,689
Capital Senior Living Corporation †	116,180	1,147,858
Catalyst Health Solutions Incorporated †	22,300	1,937,201
Ensign Group Incorporated	18,820	478,028

		4,760,776

Health Care Technology: 3.05%
Medidata Solutions Incorporated †	53,340	1,507,388
Omnicell Incorporated †	151,600	1,984,444
Vocera Communications Incorporated †	61,450	1,484,018

		4,975,850

Life Sciences Tools & Services: 0.84%
ICON plc ADR †	63,870	1,371,289

Pharmaceuticals: 0.94%
Salix Pharmaceuticals Limited †	29,420	1,524,250

Industrials: 18.26%

Aerospace & Defense: 0.78%
Esterline Technologies Corporation †	19,680	1,271,131

Air Freight & Logistics: 1.20%
Hub Group Incorporated Class A †	55,690	1,946,922

Airlines: 0.92%
Spirit Airlines Incorporated †	72,460	1,493,401

Building Products: 1.93%
AO Smith Corporation	39,470	1,821,935
Apogee Enterprises Incorporated	89,020	1,315,716

		3,137,651

Commercial Services & Supplies: 1.71%
ACCO Brands Corporation †	179,850	1,640,232
Copart Incorporated †	42,502	1,152,229

		2,792,461

Construction & Engineering: 0.89%
Shaw Group Incorporated †	57,040	1,448,816

Electrical Equipment: 0.73%
Sensata Technologies Holdings NV †	38,850	1,193,084

The accompanying notes are an integral part of these financial statements.

156	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Machinery: 1.53%
Actuant Corporation Class A	53,350	$1,396,170
Colfax Corporation †	38,890	1,101,754

		2,497,924

Professional Services: 1.52%
Insperity Incorporated	74,510	1,870,946
RPX Corporation †	44,860	597,984

		2,468,930

Road & Rail: 3.11%
Genesee & Wyoming Incorporated †	19,830	993,681
Hertz Global Holdings Incorporated †	85,750	1,167,058
Quality Distribution Incorporated †	94,670	1,005,395
Swift Transportation Company †	113,110	1,200,097
Werner Enterprises Incorporated	28,960	704,886

		5,071,117

Trading Companies & Distributors: 3.10%
Beacon Roofing Supply Incorporated †	65,710	1,632,894
Kaman Corporation Class A	29,450	861,413
MRC Global Incorporated †	65,040	1,350,230
MSC Industrial Direct Company	16,890	1,211,182

		5,055,719

Transportation Infrastructure: 0.84%
Wesco Aircraft Holdings Incorporated †	99,190	1,375,765

Information Technology: 25.92%

Communications Equipment: 1.84%
Aruba Networks Incorporated †	44,010	578,291
Procera Networks Incorporated †	48,090	1,005,081
Riverbed Technology Incorporated †	85,890	1,408,596

		2,991,968

Computers & Peripherals: 1.42%
Cray Incorporated †	105,660	1,128,449
Fusion-IO Incoporated †	56,470	1,179,094

		2,307,543

Electronic Equipment, Instruments & Components: 2.62%
Mercury Computer Systems Incorporated †	85,470	1,012,820
OSI Systems Incorporated †	36,710	2,342,832
Rofin-Sinar Technologies Incorporated †	46,360	920,246

		4,275,898

Internet Software & Services: 4.10%
Bankrate Incorporated †	91,440	1,589,227
Move Incorporated †	111,050	918,384

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	157

SMALL COMPANY GROWTH PORTFOLIO

Security Name	Shares	Value

Internet Software & Services (continued)
Perficient Incorporated †	103,010	$1,167,103
ValueClick Incorporated †	90,450	1,586,493
Vocus Incorporated †	88,400	1,425,892

		6,687,099

IT Services: 2.42%
Fleetcor Technologies Incorporated †	44,300	1,678,970
Interxion Holding NV †	103,810	1,719,094
ServiceSource International Incorporated †	45,430	545,160

		3,943,224

Semiconductors & Semiconductor Equipment: 3.73%
Cirrus Logic Incorporated †	77,090	2,214,025
Invensense Incorporated †	33,080	328,815
Microsemi Corporation †	82,040	1,448,826
PMC-Sierra Incorporated †	182,130	1,161,989
Silicon Laboratories Incorporated †	27,020	933,001

		6,086,656

Software: 9.79%
Bottomline Technologies Incorporated †	60,760	1,086,389
Broadsoft Incorporated †	27,010	737,643
Cadence Design Systems Incorporated †	180,660	1,842,732
Concur Technologies Incorporated †	18,582	1,149,297
Envivio Incorporated †	98,950	830,191
Parametric Technology Corporation †	96,270	1,944,654
Realpage Incorporated †	65,340	1,166,319
Sourcefire Incorporated †	21,160	1,167,186
SS&C Technologies Holdings †	106,730	2,516,693
Synchronoss Technologies Incorporated †	61,280	1,097,525
Tangoe Incorporated †	67,930	1,311,728
Ultimate Software Group Incorporated †	13,720	1,102,128

		15,952,485

Materials: 3.45%

Chemicals: 2.96%
Calgon Carbon Corporation †	111,300	1,488,081
GSE Holding Incorporated †	69,390	756,351
Methanex Corporation	44,580	1,246,903
Olin Corporation	69,470	1,331,740

		4,823,075

Metals & Mining: 0.49%
Steel Dynamics Incorporated	76,190	803,043

Total Common Stocks (Cost $148,919,020)		158,942,540

The accompanying notes are an integral part of these financial statements.

158	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY GROWTH PORTFOLIO

Security Name		Principal	Value

Other: 0.79%
Gryphon Funding Limited, Pass-Through Entity (a)(i)(v)		$1,757,617	$474,556
VFNC Corporation, Pass-Through Entity, 0.24% (a)(i)(v)±144A		1,930,464	810,795

Total Other (Cost $444,169)			1,285,351

	Yield	Shares
Short-Term Investments: 2.32%

Investment Companies: 2.32%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	3,215,851	3,215,851
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	565,681	565,681

Total Short-Term Investments (Cost $3,781,532)			3,781,532

Total Investments in Securities
(Cost $153,144,721)*	100.64%	164,009,423
Other Assets and Liabilities, Net	(0.64)	(1,049,962)

Total Net Assets	100.00%	$162,959,461

†	Non-income earning security.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $155,673,062 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,742,563
Gross unrealized depreciation	(14,406,202)

Net unrealized appreciation	$8,336,361

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	159

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Common Stocks: 96.79%

Consumer Discretionary: 15.77%

Auto Components: 0.96%
Dana Holding Corporation †	143,900	$1,916,748

Automobiles: 1.25%
Thor Industries Incorporated «	80,910	2,487,983

Distributors: 0.89%
Core Mark Holding Company Incorporated	40,580	1,764,824

Hotels, Restaurants & Leisure: 2.46%
Ameristar Casinos Incorporated «	146,820	2,745,534
Ruby Tuesday Incorporated †«	301,260	2,163,047

		4,908,581

Household Durables: 1.07%
American Greetings Corporation Class A «	151,900	2,131,157

Leisure Equipment & Products: 0.69%
Arctic Cat Incorporated †«	38,100	1,377,696

Media: 0.98%
Cinemark Holdings Incorporated «	84,230	1,942,344

Specialty Retail: 5.44%
Aeropostale Incorporated †	168,200	3,111,700
Asbury Automotive Group Incorporated †«	105,060	2,808,254
Bebe Stores Incorporated	236,000	1,505,680
Children’s Place Retail Stores Incorporated †«	29,940	1,376,342
Rent-A-Center Incorporated «	60,380	2,032,995

		10,834,971

Textiles, Apparel & Luxury Goods: 2.03%
G-III Apparel Group Limited †	61,200	1,512,252
Hanesbrands Incorporated †	91,130	2,538,875

		4,051,127

Consumer Staples: 1.55%

Food & Staples Retailing: 0.83%
Roundy’s Parent Company Incorporated †«	154,190	1,663,710

Food Products: 0.72%
Post Holdings Incorporated †	47,610	1,431,633

Energy: 4.94%

Energy Equipment & Services: 2.46%
Helix Energy Solutions Group Incorporated †«	111,950	1,917,704

The accompanying notes are an integral part of these financial statements.

160	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Energy Equipment & Services (continued)
Hercules Offshore Incorporated †«	441,330	$1,460,802
Hornbeck Offshore †«	45,840	1,530,598

		4,909,104

Oil, Gas & Consumable Fuels: 2.48%
Berry Petroleum Company Class A «	43,060	1,675,465
Northern Oil & Gas Incorporated †«	85,700	1,536,601
Rex Energy Corporation †	171,700	1,727,302

		4,939,368

Financials: 35.75%

Capital Markets: 1.08%
Stifel Financial Corporation †«	67,370	2,141,692

Commercial Banks: 12.28%
Associated Banc-Corporation «	161,910	2,049,781
City National Corporation «	46,300	2,300,184
FirstMerit Corporation «	134,100	2,132,190
Home Bancshares Incorporated «	81,760	2,299,909
MB Financial Incorporated «	95,530	1,940,214
Pacwest Bancorp «	95,560	2,179,724
SVB Financial Group †	43,930	2,620,864
Umpqua Holdings Corporation «	165,410	2,122,210
Webster Financial Corporation «	103,700	2,101,999
Western Alliance Bancorp †«	277,100	2,416,312
Wintrust Financial Corporation «	67,760	2,304,518

		24,467,905

Diversified Financial Services: 1.62%
Greenhill & Company Incorporated «	50,300	1,753,961
Portfolio Recovery Associates Incorporated †«	21,450	1,482,410

		3,236,371

Insurance: 6.65%
Amtrust Financial Services Incorporated «	82,870	2,382,513
Employers Holdings Incorporated «	160,120	2,706,028
Meadowbrook Insurance Group Incorporated	115,580	1,027,506
Primerica Incorporated	62,900	1,514,003
Selective Insurance Group Incorporated «	112,730	1,905,137
The Navigators Group Incorporated †«	33,520	1,624,044
United Fire Group Incorporated	98,660	2,096,525

		13,255,756

REITs: 11.87%
Associated Estates Realty Corporation	111,870	1,768,665
Campus Crest Communities Incorporated «	191,650	2,065,987
CBL & Associates Properties Incorporated «	126,800	2,213,928
Corporate Office Properties Trust «	88,110	1,939,301

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	161

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

REITs (continued)
Cousins Properties Incorporated	266,249	$1,927,643
DuPont Fabros Technology Incorporated «	79,290	2,021,102
First Potomac Realty Trust «	169,350	2,032,200
LaSalle Hotel Properties «	75,720	2,088,358
Pebblebrook Hotel Trust	93,320	2,048,374
Redwood Trust Incorporated	113,270	1,371,700
Sabra Health Care REIT Incorporated	140,723	2,023,597
Sunstone Hotel Investors Incorporated †	214,300	2,145,143

		23,645,998

Thrifts & Mortgage Finance: 2.25%
BankUnited Incorporated	99,100	2,337,769
Washington Federal Incorporated «	131,310	2,154,797

		4,492,566

Health Care: 5.14%

Health Care Equipment & Supplies: 1.15%
Alere Incorporated †	124,210	2,281,738

Health Care Providers & Services: 2.95%
Ensign Group Incorporated	67,900	1,724,660
Lifepoint Hospitals Incorporated †«	55,980	2,061,184
MModal Incorporated †	166,930	2,098,310

		5,884,154

Health Care Technology: 1.04%
Medassets Incorporated †	182,730	2,068,504

Industrials: 10.55%

Aerospace & Defense: 1.59%
AAR Corporation †«	132,300	1,594,215
Alliant Techsystems Incorporated	32,200	1,576,190

		3,170,405

Air Freight & Logistics: 1.63%
Air Transport Services Group †	252,870	1,282,051
Atlas Air Worldwide Holdings Incorporated †«	43,300	1,966,686

		3,248,737

Construction & Engineering: 1.58%
Great Lakes Dredge & Dock Company «	309,490	2,011,685
Tutor Prini Corporation †	101,230	1,137,825

		3,149,510

Electrical Equipment: 0.67%
GrafTech International Limited †	123,840	1,321,373

The accompanying notes are an integral part of these financial statements.

162	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

Security Name	Shares	Value

Machinery: 3.72%
Briggs & Stratton Corporation «	115,680	$1,954,992
Douglas Dynamics Incorporated «	115,450	1,475,451
Kadant Incorporated †	44,430	1,008,561
Titan International Incorporated «	69,660	1,560,384
Wabash National Corporation †«	202,370	1,408,495

		7,407,883

Transportation Infrastructure: 1.36%
Alexander & Baldwin Incorporated «	53,200	2,714,264

Information Technology: 13.16%

Communications Equipment: 0.84%
Black Box Corporation	75,170	1,682,305

Computers & Peripherals: 0.71%
Lexmark International Incorporated «	56,580	1,415,066

Electronic Equipment, Instruments & Components: 2.90%
Aeroflex Holding Corporation †«	169,700	1,097,959
Benchmark Electronics Incorporated †	125,730	1,702,384
Multi-Fineline Electronix Incorporated †«	52,980	1,312,315
Synnex Corporation †«	49,960	1,666,166

		5,778,824

Internet Software & Services: 1.45%
EarthLink Incorporated	357,000	2,880,990

IT Services: 2.43%
CACI International Incorporated Class A †«	27,190	1,163,732
CSG Systems International Incorporated †«	109,350	1,804,275
TNS Incorporated †«	104,620	1,870,606

		4,838,613

Semiconductors & Semiconductor Equipment: 4.83%
Fairchild Semiconductor International Incorporated †«	169,570	2,240,020
Integrated Silicon Solution Incorporated †«	176,690	1,653,818
Kulicke & Soffa Industries Incorporated †«	238,240	2,506,285
MagnaChip Semiconductor Corporation †	144,450	1,375,164
Omnivision Technologies Incorporated †«	114,700	1,855,846

		9,631,133

Materials: 6.20%

Chemicals: 3.83%
Cytec Industries Incorporated «	43,630	2,637,870
Ferro Corporation †«	351,640	1,561,282
Kraton Performance Polymers Incorporated †	93,840	1,793,282
Zep Incorporated	116,200	1,629,124

		7,621,558

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	163

SMALL COMPANY VALUE PORTFOLIO

Security Name		Shares	Value

Metals & Mining: 2.37%
A.M. Castle & Company †«		83,090	$911,497
Horsehead Holding Corporation †		190,800	1,690,488
Suncoke Energy Incorporated †«		151,400	2,125,656

			4,727,641

Telecommunication Services: 1.30%

Diversified Telecommunication Services: 1.30%
Iridium Communications Incorporated †«		305,280	2,591,827

Utilities: 2.43%

Electric Utilities: 1.98%
Great Plains Energy Incorporated «		95,900	1,910,328
Portland General Electric Company		80,980	2,036,647

			3,946,975

Independent Power Producers & Energy Traders: 0.45%
Genon Energy Incorporated †		524,353	901,887

Total Common Stocks (Cost $187,953,484)			192,862,921

		Principal
Other: 0.45%
Gryphon Funding Limited, Pass-Through Entity (v)(a)(i)		$1,230,519	332,240
VFNC Corporation, Pass-Through Entity, 0.24% (v)(a)(i)±144A		1,351,530	567,643

Total Other (Cost $310,966)			899,883

	Yield	Shares
Short-Term Investments: 41.51%

Investment Companies: 41.51%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	4,167,616	4,167,616
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19	78,551,448	78,551,448

Total Short-Term Investments (Cost $82,719,064)			82,719,064

Total Investments in Securities
(Cost $270,983,514)*	138.75%	276,481,868
Other Assets and Liabilities, Net	(38.75)	(77,219,442)

Total Net Assets	100.00%	$199,262,426

The accompanying notes are an integral part of these financial statements.

164	Wells Fargo Advantage Equity Gateway Funds	Portfolio of Investments—May 31, 2012

SMALL COMPANY VALUE PORTFOLIO

†	Non-income earning security.

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $277,478,898 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$23,188,892
Gross unrealized depreciation	(24,185,922)

Net unrealized depreciation	$(997,030)

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

166	Wells Fargo Advantage Equity Gateway Funds	Statements of Assets and Liabilities—May 31, 2012

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$319,942,083	$149,465,043
In affiliated securities, at value (see cost below)	58,318,876	14,785,268

Total investments, at value (see cost below)	378,260,959	164,250,311
Segregated cash	0	0
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	848,948	4,463,991
Receivable for dividends and interest	642,428	136,108
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	4,525	2,727
Prepaid expenses and other assets	4,883	3,723

Total assets	379,761,743	168,856,860

Liabilities
Payable for investments purchased	0	959,061
Payable upon receipt of securities loaned	54,622,475	9,675,895
Payable for daily variation margin on open futures contracts	0	0
Advisory fee payable	178,669	14,516
Custodian and accounting fees payable	7,079	8,150
Accrued expenses and other liabilities	30,404	40,957

Total liabilities	54,838,627	10,698,579

Total net assets	$324,923,116	$158,158,281

Investments in unaffiliated securities, at cost	$284,054,919	$131,800,943

Investments in affiliated securities, at cost	$58,318,876	$14,785,268

Total investments, at cost	$342,373,795	$146,586,211

Securities on loan, at value	$53,121,159	$9,392,986

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	167

Emerging Growth Portfolio	Equity Value Portfolio	Index Portfolio	International Equity Portfolio	International Growth Portfolio	International Index Portfolio

$980,556,827	$981,131,560	$2,307,446,017	$20,784,268	$103,070,108	$22,588,731
330,508,225	128,708,866	256,057,432	2,322,692	5,837,572	1,099,210

1,311,065,052	1,109,840,426	2,563,503,449	23,106,960	108,907,680	23,687,941
0	0	0	0	0	121,044
0	0	0	192,313	43,262	156,334
5,405,668	26,261,823	0	525,101	416,753	192,445
5,389	2,265,240	6,062,695	91,381	335,715	152,901
0	0	0	0	0	3,150
94,451	13,334	24,988	15,149	72,860	12,254
11,666	8,829	21,292	2,000	844	1,511

1,316,582,226	1,138,389,652	2,569,612,424	23,932,904	109,777,114	24,327,580

3,281,766	25,842,447	0	168,474	824,147	302,449
313,660,290	117,527,025	185,886,404	654,200	295,680	578,083
0	0	2,135	0	0	0
686,120	561,438	143,488	2,795	79,071	6,107
31,668	12,114	46,220	6,143	25,032	144,220
30,276	213,384	35,449	35,087	31,717	30,287

317,690,120	144,156,408	186,113,696	866,699	1,255,647	1,061,146

$998,892,106	$994,233,244	$2,383,498,728	$23,066,205	$108,521,467	$23,266,434

$928,770,873	$930,255,896	$1,935,651,440	$24,503,946	$102,555,325	$24,194,949

$330,508,225	$128,708,866	$262,160,939	$2,322,692	$5,837,572	$1,099,210

$1,259,279,098	$1,058,964,762	$2,197,812,379	$26,826,638	$108,392,897	$25,294,159

$303,541,091	$114,307,755	$180,709,074	$627,490	$283,753	$547,935

$0	$0	$0	$196,635	$43,256	$160,769

The accompanying notes are an integral part of these financial statements.

168	Wells Fargo Advantage Equity Gateway Funds	Statements of Assets and Liabilities—May 31, 2012

	International Value Portfolio	Large Company Value Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$277,266,972	$50,458,710
In affiliated securities, at value (see cost below)	18,712,538	4,415,382

Total investments, at value (see cost below)	295,979,510	54,874,092
Foreign currency, at value (see cost below)	5,555,224	0
Receivable for investments sold	10	564,288
Receivable for dividends and interest	2,960,019	128,599
Receivable for securities lending income	232,796	105
Prepaid expenses and other assets	3,517	2,027

Total assets	304,731,076	55,569,111

Liabilities
Payable for investments purchased	0	369,002
Payable upon receipt of securities loaned	15,127,261	2,264,875
Advisory fee payable	217,769	13,739
Professional fees payable	27,556	25,853
Accrued expenses and other liabilities	67,110	15,493

Total liabilities	15,439,696	2,688,962

Total net assets	$289,291,380	$52,880,149

Investments in unaffiliated securities, at cost	$367,272,028	$46,633,562

Investments in affiliated securities, at cost	$18,712,538	$4,415,382

Total investments, at cost	$385,984,566	$51,048,944

Securities on loan, at value	$14,435,949	$2,204,965

Foreign currency, at cost	$5,889,061	$0

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	169

Small Cap Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$45,570,531	$160,227,891	$193,762,804
2,679,065	3,781,532	82,719,064

48,249,596	164,009,423	276,481,868
0	0	0
246,311	1,659,729	1,809,822
18,657	99,016	216,472
0	1,658	7,972
3,758	6,298	7,434

48,518,322	165,776,124	278,523,568

343,957	1,666,865	232,260
0	1,009,850	78,862,414
30,134	100,382	132,983
22,285	25,220	20,861
14,138	14,346	12,624

410,514	2,816,663	79,261,142

$48,107,808	$162,959,461	$199,262,426

$42,097,742	$149,363,189	$188,264,450

$2,679,065	$3,781,532	$82,719,064

$44,776,807	$153,144,721	$270,983,514

$0	$980,632	$76,625,947

$0	$0	$0

The accompanying notes are an integral part of these financial statements.

170	Wells Fargo Advantage Equity Gateway Funds	Statements of Operations—Year Ended May 31, 2012

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$8,932,917	$1,465,219
Securities lending income, net	90,799	49,503
Income from affiliated securities	5,248	2,876
Interest	0	0

Total investment income	9,028,964	1,517,598

Expenses
Advisory fee	2,363,406	1,140,982
Custody and accounting fees	27,552	32,583
Professional fees	28,801	27,404
Shareholder report expenses	8,905	18,276
Trustees’ fees and expenses	19,436	21,634
Other fees and expenses	7,146	1,678

Total expenses	2,455,246	1,242,557
Less: Fee waivers and/or expense reimbursements	0	(150,549)

Net expenses	2,455,246	1,092,008

Net investment income (loss)	6,573,718	425,590

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	15,269,192	5,356,234
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net realized gains (losses) on investments	15,269,192	5,356,234

Net change in unrealized gains (losses) on:
Unaffiliated securities	(40,212,230)	(3,329,475)
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net change in unrealized gains (losses) on investments	(40,212,230)	(3,329,475)

Net realized and unrealized gains (losses) on investments	(24,943,038)	2,026,759

Net increase (decrease) in net assets resulting from operations	$(18,369,320)	$2,452,349

* Net of foreign dividend withholding taxes of	$12,137	$604

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	171

Emerging Growth Portfolio	Equity Value Portfolio	Index Portfolio	International Equity Portfolio	International Growth Portfolio	International Index Portfolio

$713,444	$19,626,989	$51,430,351	$731,122	$3,196,023	$1,055,974
1,124,805	116,311	389,869	43,761	142,504	25,133
17,679	11,991	753,418	1,653	4,494	265
0	0	1,149	0	0	0

1,855,928	19,755,291	52,574,787	776,536	3,343,021	1,081,372

6,215,292	5,657,653	2,050,533	219,906	967,381	90,460
70,705	57,499	174,027	28,204	73,000	73,152
30,184	10,358	56,748	39,715	35,050	34,029
5,640	4,011	12,034	5,147	1,233	1,301
12,001	10,607	10,607	11,963	10,607	13,803
2,545	3,810	25,137	20,229	18,019	1,223

6,336,367	5,743,938	2,329,086	325,164	1,105,290	213,968
0	0	0	(12,768)	(84,000)	(117,981)

6,336,367	5,743,938	2,329,086	312,396	1,021,290	95,987

(4,480,439)	14,011,353	50,245,701	464,140	2,321,731	985,385

45,606,364	23,330,597	42,863,324	906,764	5,754,758	(699,535)
0	0	(1,270,513)	0	0	0
0	0	2,731,595	0	0	(22,966)
0	0	0	(177)	0	0

45,606,364	23,330,597	44,324,406	906,587	5,754,758	(722,501)

106,939,881	(18,260,356)	(111,308,750)	(7,765,105)	(18,816,975)	(6,035,322)
0	0	5,120,896	0	0	0
0	0	(2,928,696)	0	0	(115,719)
0	0	0	(24,718)	0	0

106,939,881	(18,260,356)	(109,116,550)	(7,789,823)	(18,816,975)	(6,151,041)

152,546,245	5,070,241	(64,792,144)	(6,883,236)	(13,062,217)	(6,873,542)

$148,065,806	$19,081,594	$(14,546,443)	$(6,419,096)	$(10,740,486)	$(5,888,157)

$24,001	$84,995	$2,635	$90,712	$364,933	$97,529

The accompanying notes are an integral part of these financial statements.

172	Wells Fargo Advantage Equity Gateway Funds	Statements of Operations—Year Ended May 31, 2012

	International Value Portfolio	Large Company Value Portfolio

Investment income
Dividends*	$12,756,195	$1,392,361
Securities lending income, net	606,899	10,838
Income from affiliated securities	4,445	1,147
Interest	14,615	1,174

Total investment income	13,382,154	1,405,520

Expenses
Advisory fee	2,650,882	379,382
Custody and accounting fees	104,646	34,002
Professional fees	34,269	15,876
Shareholder report expenses	6,680	5,904
Trustees’ fees and expenses	15,903	13,774
Other fees and expenses	28,642	2,607

Total expenses	2,841,022	451,545
Less: Fee waivers and/or expense reimbursements	(190,140)	(21,096)

Net expenses	2,650,882	430,449

Net investment income (loss)	10,731,272	975,071

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,485,463)	1,999,557
Futures transactions	0	(155,676)

Net realized gains (losses) on investments	(2,485,463)	1,843,881

Net change in unrealized gains (losses) on:
Unaffiliated securities	(82,848,290)	(6,827,430)
Futures transactions	0	(29,544)

Net change in unrealized gains (losses) on investments	(82,848,290)	(6,856,974)

Net realized and unrealized gains (losses) on investments	(85,333,753)	(5,013,093)

Net decrease in net assets resulting from operations	$(74,602,481)	$(4,038,022)

* Net of foreign dividend withholding taxes of	$1,470,393	$2,214

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage Equity Gateway Funds	173

Small Cap Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$933,759	$1,326,698	$2,987,939
0	495,970	147,553
2,218	8,468	5,078
0	0	0

935,977	1,831,136	3,140,570

388,086	2,062,476	1,650,176
20,983	35,511	29,615
21,730	17,173	27,900
10,574	12,341	2,507
15,747	18,349	12,001
4,526	3,210	2,408

461,646	2,149,060	1,724,607
(18,195)	0	0

443,451	2,149,060	1,724,607

492,526	(317,924)	1,415,963

(320,184)	43,682,880	19,382,594
0	0	0

(320,184)	43,682,880	19,382,594

(4,255,368)	(74,305,951)	(37,231,687)
0	0	0

(4,255,368)	(74,305,951)	(37,231,687)

(4,575,552)	(30,623,071)	(17,849,093)

$(4,083,026)	$(30,940,995)	$(16,433,130)

$3,056	$8,264	$0

The accompanying notes are an integral part of these financial statements.

174	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	C&B Large Cap Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$6,573,718	$3,526,892	$7,791,963
Net realized gains (losses) on investments	15,269,192	15,568,309	(54,309,479)
Net change in unrealized gains (losses) on investments	(40,212,230)	49,820,814	82,445,650

Net increase (decrease) in net assets resulting from operations	(18,369,320)	68,916,015	35,928,134

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	14,806,365	13,870,060	48,638,019
Withdrawals	(95,014,836)	(64,639,578)	(315,082,983)

Net decrease in net assets resulting from capital share transactions	(80,208,471)	(50,769,518)	(266,444,964)

Total increase (decrease) in net assets	(98,577,791)	18,146,497	(230,516,830)

Net assets
Beginning of period	423,500,907	405,354,410	635,871,240

End of period	$324,923,116	$423,500,907	$405,354,410

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	175

	Diversified Large Cap Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$425,590	$442,876	$3,538,982
Net realized gains on investments	5,356,234	33,049,524	42,584,508
Net change in unrealized gains (losses) on investments	(3,329,475)	(488,219)	(43,061,314)

Net increase in net assets resulting from operations	2,452,349	33,004,181	3,062,176

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	7,386,835	61,860,010 [2]	44,712,558
Withdrawals	(52,938,016)	(28,971,534)	(897,265,962)

Net increase (decrease) in net assets resulting from capital share transactions	(45,551,181)	32,888,476	(852,553,404)

Total increase (decrease) in net assets	(43,098,832)	65,892,657	(849,491,228)

Net assets
Beginning of period	201,257,113	135,364,456	984,855,684

End of period	$158,158,281	$201,257,113	$135,364,456

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

2.	Amount includes $58,317,244 related to acquisitions during the period. See Notes to Financial Statements for a discussion of the acquisitions.

The accompanying notes are an integral part of these financial statements.

176	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Emerging Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment loss	$(4,480,439)	$(240,989)	$(249,199)
Net realized gains on investments	45,606,364	5,343,217	14,580,826
Net change in unrealized gains (losses) on investments	106,939,881	7,276,726	(8,153,079)

Net increase in net assets resulting from operations	148,065,806	12,378,954	6,178,548

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,103,202,835	54,084,624	4,351,133
Withdrawals	(336,929,676)	(8,889,440)	(72,176,151)

Net increase (decrease) in net assets resulting from capital share transactions	766,273,159	45,195,184	(67,825,018)

Total increase (decrease) in net assets	914,338,965	57,574,138	(61,646,470)

Net assets
Beginning of period	84,553,141	26,979,003	88,625,473

End of period	$998,892,106	$84,553,141	$26,979,003

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	177

	Equity Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$14,011,353	$2,139,043	$4,167,415
Net realized gains on investments	23,330,597	59,910,151	44,332,711
Net change in unrealized gains (losses) on investments	(18,260,356)	14,203,004	(6,108,053)

Net increase in net assets resulting from operations	19,081,594	76,252,198	42,392,073

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	698,898,834	22,184,989	86,681,017
Withdrawals	(145,361,854)	(91,919,795)	(227,091,516)

Net increase (decrease) in net assets resulting from capital share transactions	553,536,980	(69,734,806)	(140,410,499)

Total increase (decrease) in net assets	572,618,574	6,517,392	(98,018,426)

Net assets
Beginning of period	421,614,670	415,097,278	513,115,704

End of period	$994,233,244	$421,614,670	$415,097,278

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

178	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Index Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$50,245,701	$31,160,171	$40,858,898
Net realized gains on investments	44,324,406	48,900,679	106,935,226
Net change in unrealized gains (losses) on investments	(109,116,550)	340,744,319	222,232,396

Net increase (decrease) in net assets resulting from operations	(14,546,443)	420,805,169	370,026,520

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	170,958,274	119,293,747	431,513,946
Withdrawals	(304,471,072)	(228,236,678)	(548,429,110)

Net decrease in net assets resulting from capital share transactions	(133,512,798)	(108,942,931)	(116,915,164)

Total increase (decrease) in net assets	(148,059,241)	311,862,238	253,111,356

Net assets
Beginning of period	2,531,557,969	2,219,695,731	1,966,584,375

End of period	$2,383,498,728	$2,531,557,969	$2,219,695,731

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	179

	International Equity Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$464,140	$262,435	$312,324
Net realized gains on investments	906,587	2,340,475	9,000,290
Net change in unrealized gains (losses) on investments	(7,789,823)	1,470,472	(8,318,791)

Net increase (decrease) in net assets resulting from operations	(6,419,096)	4,073,382	993,823

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	3,501,335	1,379,902	10,746,475
Withdrawals	(3,989,591)	(4,567,405)	(55,194,605)

Net decrease in net assets resulting from capital share transactions	(488,256)	(3,187,503)	(44,448,130)

Total increase (decrease) in net assets	(6,907,352)	885,879	(43,454,307)

Net assets
Beginning of period	29,973,557	29,087,678	72,541,985

End of period	$23,066,205	$29,973,557	$29,087,678

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

180	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	International Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$2,321,731	$1,290,842	$1,280,938
Net realized gains on investments	5,754,758	7,636,602	9,606,785
Net change in unrealized gains (losses) on investments	(18,816,975)	7,406,466	(7,813,621)

Net increase (decrease) in net assets resulting from operations	(10,740,486)	16,333,910	3,074,102

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,315,418	16,047,542	44,525,988
Withdrawals	(28,198,788)	(34,218,536)	(73,245,020)

Net decrease in net assets resulting from capital share transactions	(8,883,370)	(18,170,994)	(28,719,032)

Total decrease in net assets	(19,623,856)	(1,837,084)	(25,644,930)

Net assets
Beginning of period	128,145,323	129,982,407	155,627,337

End of period	$108,521,467	$128,145,323	$129,982,407

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	181

	International Index Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$985,385	$602,278	$1,114,490
Net realized gains (losses) on investments	(722,501)	106,689	(801,132)
Net change in unrealized gains (losses) on investments	(6,151,041)	3,099,986	(991,719)

Net increase (decrease) in net assets resulting from operations	(5,888,157)	3,808,953	(678,361)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	3,459,407	1,716,859	11,233,320
Withdrawals	(4,306,369)	(4,449,501)	(54,306,160)

Net decrease in net assets resulting from capital share transactions	(846,962)	(2,732,642)	(43,072,840)

Total increase (decrease) in net assets	(6,735,119)	1,076,311	(43,751,201)

Net assets
Beginning of period	30,001,553	28,925,242	72,676,443

End of period	$23,266,434	$30,001,553	$28,925,242

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

182	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	International Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$10,731,272	$6,878,514	$7,152,453
Net realized gains (losses) on investments	(2,485,463)	7,199,580	(14,924,156)
Net change in unrealized gains (losses) on investments	(82,848,290)	28,009,577	10,068,193

Net increase (decrease) in net assets resulting from operations	(74,602,481)	42,087,671	2,296,490

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	24,184,061	19,826,166	39,614,812
Withdrawals	(12,254,871)	(7,742,732)	(59,159,900)

Net increase (decrease) in net assets resulting from capital share transactions	11,929,190	12,083,434	(19,545,088)

Total increase (decrease) in net assets	(62,673,291)	54,171,105	(17,248,598)

Net assets
Beginning of period	351,964,671	297,793,566	315,042,164

End of period	$289,291,380	$351,964,671	$297,793,566

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	183

	Large Company Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$975,071	$692,029	$3,322,328
Net realized gains (losses) on investments	1,843,881	4,424,055	(5,588,885)
Net change in unrealized gains (losses) on investments	(6,856,974)	7,577,198	5,925,992

Net increase (decrease) in net assets resulting from operations	(4,038,022)	12,693,282	3,659,435

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	1,638,219	1,115,573	20,692,280
Withdrawals	(11,556,144)	(10,958,496)	(223,668,350)

Net decrease in net assets resulting from capital share transactions	(9,917,925)	(9,842,923)	(202,976,070)

Total increase (decrease) in net assets	(13,955,947)	2,850,359	(199,316,635)

Net assets
Beginning of period	66,836,096	63,985,737	263,302,372

End of period	$52,880,149	$66,836,096	$63,985,737

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

184	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Small Cap Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$492,526	$187,125	$579,980
Net realized gains (losses) on investments	(320,184)	8,346,315	(12,558,165)
Net change in unrealized gains (losses) on investments	(4,255,368)	(460,314)	17,092,947

Net increase (decrease) in net assets resulting from operations	(4,083,026)	8,073,126	5,114,762

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	6,335,077	4,558,725	10,637,680
Withdrawals	(9,458,467)	(16,326,782)	(175,872,745)

Net decrease in net assets resulting from capital share transactions	(3,123,390)	(11,768,057)	(165,235,065)

Total decrease in net assets	(7,206,416)	(3,694,931)	(160,120,303)

Net assets
Beginning of period	55,314,224	59,009,155	219,129,458

End of period	$48,107,808	$55,314,224	$59,009,155

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Equity Gateway Funds	185

	Small Company Growth Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment loss	$(317,924)	$(919,427)	$(1,593,006)
Net realized gains on investments	43,682,880	73,545,208	58,656,563
Net change in unrealized gains (losses) on investments	(74,305,951)	35,382,796	(11,673,458)

Net increase (decrease) in net assets resulting from operations	(30,940,995)	108,008,577	45,390,099

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	13,211,256	29,588,632	46,698,694
Withdrawals	(154,050,686)	(106,224,216)	(180,510,140)

Net decrease in net assets resulting from capital share transactions	(140,839,430)	(76,635,584)	(133,811,446)

Total increase (decrease) in net assets	(171,780,425)	31,372,993	(88,421,347)

Net assets
Beginning of period	334,739,886	303,366,893	391,788,240

End of period	$162,959,461	$334,739,886	$303,366,893

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

186	Wells Fargo Advantage Equity Gateway Funds	Statements of Changes in Net Assets

	Small Company Value Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011[1]	Year Ended September 30, 2010

Operations
Net investment income	$1,415,963	$2,097,315	$516,369
Net realized gains on investments	19,382,594	32,199,624	33,420,687
Net change in unrealized gains (losses) on investments	(37,231,687)	7,313,504	(12,991,739)

Net increase (decrease) in net assets resulting from operations	(16,433,130)	41,610,443	20,945,317

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	25,377,194	65,987,106	28,466,433
Withdrawals	(46,438,479)	(31,403,251)	(128,081,070)

Net increase (decrease) in net assets resulting from capital share transactions	(21,061,285)	34,583,855	(99,614,637)

Total increase (decrease) in net assets	(37,494,415)	76,194,298	(78,669,320)

Net assets
Beginning of period	236,756,841	160,562,543	239,231,863

End of period	$199,262,426	$236,756,841	$160,562,543

1.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Equity Gateway Funds	187

	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate
	Net Investment Income (loss)	Gross Expenses	Net Expenses	Total Return[1]

C&B Large Cap Value Portfolio
June 1, 2011 to May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
October 1, 2010 to May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%
October 1, 2006 to September 30, 2007	1.48%	0.74%	0.68%	11.88%	24%

Diversified Large Cap Growth Portfolio
June 1, 2011 to May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
October 1, 2010 to May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
October 1, 2009 to September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008[3]	0.48%	0.68%	0.67%	(22.59)%	7%
October 1, 2006 to September 30, 2007[3]	0.46%	0.70%	0.68%	17.80%	10%

Emerging Growth Portfolio
June 1, 2011 to May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
October 1, 2010 to May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%
January 31, 2007[4] to September 30, 2007	(0.54)%	1.01%	0.99%	24.40%	125%

Equity Value Portfolio
June 1, 2011 to May 31, 2012	1.58%	0.65%	0.65%	(10.22)%	103%
October 1, 2010 to May 31, 2011[2]	0.79%	0.68%	0.68%	20.88%	90%
October 1, 2009 to September 30, 2010	0.87%	0.71%	0.69%	9.75%	122%
October 1, 2008 to September 30, 2009	1.89%	0.73%	0.69%	(7.21)%	142%
October 1, 2007 to September 30, 2008	1.68%	0.74%	0.70%	(27.44)%	152%
October 1, 2006 to September 30, 2007	1.29%	0.77%	0.69%	20.21%	108%

Index Portfolio
June 1, 2011 to May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
October 1, 2010 to May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%
October 1, 2006 to September 30, 2007	1.86%	0.11%	0.10%	16.35%	8%

International Equity Portfolio
June 1, 2011 to May 31, 2012	1.79%	1.26%	1.21%	(22.13)%	141%
October 1, 2010 to May 31, 2011[2]	1.34%	1.18%	1.18%	14.83%	35%
October 1, 2009 to September 30, 2010	0.61%	1.31%	1.28%	6.57%	105%
October 1, 2008 to September 30, 2009	1.77%	1.23%	1.15%	(10.14)%	212%
October 1, 2007 to September 30, 2008	1.60%	1.14%	1.12%	(31.42)%	55%
October 1, 2006 to September 30, 2007	1.27%	1.09%	1.08%	23.70%	66%

International Growth Portfolio
June 1, 2011 to May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
October 1, 2010 to May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%
October 1, 2006 to September 30, 2007	1.09%	1.06%	1.03%	27.40%	73%

Please see footnotes on page 188.

The accompanying notes are an integral part of these financial statements.

188	Wells Fargo Advantage Equity Gateway Funds	Financial Highlights

	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate
	Net Investment Income (loss)	Gross Expenses	Net Expenses	Total Return[1]

International Index Portfolio
June 1, 2011 to May 31, 2012	3.81%	0.83%	0.37%	(20.52)%	45%
October 1, 2010 to May 31, 2011[2]	3.09%	0.48%	0.48%	13.78%	3%
October 1, 2009 to September 30, 2010	2.17%	0.77%	0.65%	2.47%	20%
October 1, 2008 to September 30, 2009	2.86%	0.55%	0.46%	1.65%	13%
October 1, 2007 to September 30, 2008	2.84%	0.51%	0.50%	(29.67)%	14%
October 1, 2006 to September 30, 2007	2.15%	0.49%	0.49%	24.52%	3%

International Value Portfolio
June 1, 2011 to May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
October 1, 2010 to May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%
October 1, 2006 to September 30, 2007	2.47%	1.07%	1.03%	21.91%	19%

Large Company Value Portfolio
June 1, 2011 to May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
October 1, 2010 to May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%
October 1, 2006 to September 30, 2007	1.91%	0.76%	0.57%	15.91%	16%

Small Cap Value Portfolio
June 1, 2011 to May 31, 2012	1.02%	0.95%	0.91%	(7.94)%	33%
October 1, 2010 to May 31, 2011[2]	0.47%	0.95%	0.91%	13.14%	57%
October 1, 2009 to September 30, 2010	0.66%	0.94%	0.91%	9.60%	38%
October 1, 2008 to September 30, 2009	1.31%	0.91%	0.74%	(8.76)%	50%
October 1, 2007 to September 30, 2008	0.80%	0.91%	0.83%	(16.47)%	46%
October 1, 2006 to September 30, 2007	0.30%	0.93%	0.92%	8.65%	64%

Small Company Growth Portfolio
June 1, 2011 to May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
October 1, 2010 to May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%
October 1, 2006 to September 30, 2007	(0.46)%	0.90%	0.90%	17.74%	138%

Small Company Value Portfolio
June 1, 2011 to May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
October 1, 2010 to May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%
October 1, 2006 to September 30, 2007	0.53%	0.93%	0.92%	6.53%	69%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, the Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

4.	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	189

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Equity Value Portfolio (“Equity Value Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Equity Portfolio (“International Equity Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Index Portfolio (“International Index Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”) (formerly, Wells Fargo Advantage Disciplined Value Portfolio), Wells Fargo Advantage Small Cap Value Portfolio (“Small Cap Value Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”) and Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their securities to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. Government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Portfolios’ Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities which are normally categorized as Level 1 in the fair value hierarchy will represent a transfer from a Level 1 to a Level 2 security and will be categorized as Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price. On May 31, 2012, fair value pricing was not used in pricing foreign securities.

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Portfolios’ Valuation Procedures.

190	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Forward foreign currency contracts

Certain Portfolios may be subject to foreign currency exchange rate risk in the normal course of pursuing their investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Portfolio enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Portfolio from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Portfolio’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	191

interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

Futures contracts

Certain Portfolios may be subject to equity price risk in the normal course of pursuing their investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

192	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including each Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2012, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
C&B Large Cap Value Portfolio

Equity securities
Common stocks	$311,615,375	$4,059,113	$0	$315,674,488
Preferred stocks	0	3,192,267	0	3,192,267

Other	0	0	1,075,328	1,075,328

Short-term investments
Investment companies	4,067,994	54,250,882	0	58,318,876
Total	$315,683,369	$61,502,262	$1,075,328	$378,260,959
Diversified Large Cap Growth Portfolio

Equity securities
Common stocks	$148,396,085	$0	$0	$148,396,085

Other	0	0	1,068,958	1,068,958

Short-term investments
Investment companies	5,478,765	9,306,503	0	14,785,268
Total	$153,874,850	$9,306,503	$1,068,958	$164,250,311
Emerging Growth Portfolio

Equity securities
Common stocks	$966,270,927	$0	$0	$966,270,927
Investment companies	10,989,192	0	0	10,989,192

Other	0	0	3,296,708	3,296,708

Short-term investments
Investment companies	17,987,153	312,521,072	0	330,508,225
Total	$995,247,272	$312,521,072	$3,296,708	$1,311,065,052

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	193

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equity Value Portfolio

Equity securities
Common stocks	$980,243,005	$0	$0	$980,243,005

Other	0	0	888,555	888,555

Short-term investments
Investment companies	11,488,892	117,219,974	0	128,708,866
Total	$991,731,897	$117,219,974	$888,555	$1,109,840,426
Index Portfolio

Equity securities
Common stocks	$2,326,040,547	$0	$0	$2,326,040,547
Investment companies	7,444,569	0	0	7,444,569

Other	0	0	3,136,268	3,136,268

Short-term investments
Investment companies	38,079,689	184,802,628	0	222,882,317
U.S. Treasury securities	3,999,748	0	0	3,999,748
Total	$2,375,564,553	$184,802,628	$3,136,268	$2,563,503,449
International Equity Portfolio

Equity securities
Common stocks	$20,453,366	$330,902	$0	$20,784,268

Short-term investments
Investment companies	1,668,492	654,200	0	2,322,692
Total	$22,121,858	$985,102	$0	$23,106,960
International Growth Portfolio

Equity securities
Common stocks	$101,779,788	$0	$0	$101,779,788
Preferred stocks	1,290,320	0	0	1,290,320
Rights	0	0	0	0

Short-term investments
Investment companies	5,541,892	295,680	0	5,837,572
Total	$108,612,000	$295,680	$0	$108,907,680
International Index Portfolio

Equity securities
Common stocks	$22,459,446	$0	$0	$22,459,446
Preferred stocks	125,412	0	0	125,412
Rights	0	3,592	0	3,592
Warrants	0	281	0	281

Short-term investments
Investment companies	521,127	578,083	0	1,099,210
Total	$23,105,985	$581,956	$0	$23,687,941
International Value Portfolio

Equity securities
Common stocks	$272,580,730	$3,120,729	$0	$275,701,459
Preferred stocks	1,565,513	0	0	1,565,513

Short-term investments
Investment companies	3,585,277	15,127,261	0	18,712,538
Total	$277,731,520	$18,247,990	$0	$295,979,510

194	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Large Company Value Portfolio

Equity securities
Common stocks	$50,389,659	$0	$0	$50,389,659

Other	0	0	69,051	69,051

Short-term investments
Investment companies	2,174,368	2,241,014	0	4,415,382
Total	$52,564,027	$2,241,014	$69,051	$54,874,092
Small Cap Value Portfolio

Equity securities
Common stocks	$44,638,457	$0	$0	$44,638,457
Investment companies	880,957	0	0	880,957
Warrants	0	51,117	0	51,117

Short-term investments
Investment companies	2,679,065	0	0	2,679,065
Total	$48,198,479	$51,117	$0	$48,249,596
Small Company Growth Portfolio

Equity securities
Common stocks	$158,942,540	$0	$0	$158,942,540

Other	0	0	1,285,351	1,285,351

Short-term investments
Investment companies	3,215,851	565,681	0	3,781,532
Total	$162,158,391	$565,681	$1,285,351	$164,009,423
Small Company Value Portfolio

Equity securities
Common stocks	$192,862,921	$0	$0	$192,862,921

Other	0	0	899,883	899,883

Short-term investments
Investment companies	4,167,616	78,551,448	0	82,719,064
Total	$197,030,537	$78,551,448	$899,883	$276,481,868
Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Portfolios did not have any significant transfers into/out of Level 1 and Level 2.

Further details on the major security types listed above can be found in each Portfolio of Investments.

As of May 31, 2012, the inputs used in valuing each Portfolio’s other financial instruments, which are carried at fair value, were as follows:

Futures Contracts+	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Index Portfolio	$(2,058,138)	$0	$0	$(2,058,138)
International Index Portfolio	(91,094)	0	0	(91,094)

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	195

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-advisers, who are responsible for day-to-day portfolio management of the Portfolios.

Funds Management has retained the services of certain sub-advisers to provide daily portfolio management to the Portfolios. Funds Management has engaged Wells Capital Management (an affiliate of Funds Management), Peregrine Capital Management, Inc. (an affiliate of Funds Management), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., LSV Asset Management, SSgA Funds Management, Inc., Systematic Financial Management, L.P., Golden Capital Management, LLC (an affiliate of Funds Management) and Phocas Financial Corporation as sub-advisers.

The fees for sub-advisory services are borne by Funds Management. The sub-advisers are each entitled to receive from Funds Management an annual sub-advisory fee which is calculated based on the average daily net assets of each Portfolio as follows:

	Advisory Fee		Effective rate for the year ended May 31, 2012		Sub-advisory Fee
	starting at	declining to		Sub-adviser	starting at		declining to
C&B Large Cap Value Portfolio	0.65%	0.55%	0.65%	Cooke & Bieler, L.P.	0.45%		0.30%
Diversified Large Cap Growth Portfolio	0.65	0.55	0.65	Wells Capital Management	0.35		0.15
Emerging Growth Portfolio	0.80	0.70	0.79	Wells Capital Management	0.55		0.40
Equity Value Portfolio	0.65	0.55	0.64	Systematic Financial Management, L.P.	0.30		0.10
Index Portfolio	0.10	0.05	0.09	Golden Capital Management, LLC*	0.05	*	0.02	*
International Equity Portfolio	0.85	0.70	0.85	Wells Capital Management	0.45		0.40
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80		0.50
International Index Portfolio	0.35	0.30	0.35	SSgA Funds Management	0.08		0.06
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.65	0.55	0.65	Phocas Financial Corporation**	0.29	**	0.20	**
Small Cap Value Portfolio	0.80	0.70	0.80	Wells Capital Management	0.55		0.40
Small Company Growth Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.90		0.55
Small Company Value Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	*	**	*	**

*	Prior to October 1, 2011, the Portfolio paid Wells Capital Management a sub-advisory fee which started at 0.05% and declined to 0.02% as average daily net assets increased.
**	Prior to August 29, 2011, the Portfolio paid Wells Capital Management a sub-advisory fee which started at 0.35% and declined to 0.15% as average daily net assets increased.
***	For Small Company Value Portfolio, the sub-advisory fee starts at 0.50% and increases to 0.75% as its average net assets increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

196	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost	Sales Proceeds
C&B Large Cap Value Portfolio	$74,045,596	$144,061,551
Diversified Large Cap Growth Portfolio	135,861,302	185,153,913
Emerging Growth Portfolio	582,741,185	769,025,886
Equity Value Portfolio	914,515,986	989,718,566
Index Portfolio	211,296,502	305,511,744
International Equity Portfolio	34,667,630	34,940,515
International Growth Portfolio	76,642,032	81,513,490
International Index Portfolio	11,596,348	12,167,253
International Value Portfolio	50,302,767	26,728,556
Large Company Value Portfolio	60,099,776	69,973,377
Small Cap Value Portfolio	15,709,831	18,199,480
Small Company Growth Portfolio	268,451,307	397,909,549
Small Company Value Portfolio	121,518,387	142,093,644

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2012, Index Portfolio, International Index Portfolio and Large Company Value Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2012, the Portfolios had long futures contracts outstanding as follows:

	Expiration Date	Contracts	Type	Contract Value at May 31, 2012	Unrealized Gains (Losses)
Index Portfolio	June 2012	145 Long	S&P 500 Index	$47,458,500	$(2,058,138)
International Index Portfolio	June 2012	10 Long	MSCI EAFE Index	667,250	(91,094)

As of May 31, 2012, Large Company Value Portfolio did not have any open futures contracts but had an average notional amount of $235,549 in long futures contracts during the year ended May 31, 2012. Index Portfolio and International Index Portfolio had average notional amounts of $41,503,842 and $625,775, respectively, in long futures contracts during the year ended May 31, 2012. As of May 31, 2012, International Index Portfolio had segregated $121,044 as cash collateral for open futures contracts.

The receivable and payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

During the year ended May 31, 2012, International Equity Portfolio entered into forward foreign currency contracts for economic hedging purposes. As of May 31, 2012, International Equity Portfolio did not have any open forward foreign currency contracts but had average contract amounts of $400,543 and $571,760 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended May 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. ACQUISITIONS

After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. Diversified Large Cap Growth Portfolio was newly created to receive the assets of

Notes to Financial Statements	Wells Fargo Advantage Equity Gateway Funds	197

Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the reorganization. The investment portfolio of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio with fair values of $39,103,183, $19,707,063 and $128,195,321, respectively, and identified costs of $38,164,693, $19,599,174 and $118,513,716, respectively, at January 28, 2011, were the principal assets acquired by Diversified Large Cap Growth Portfolio. For financial reporting purposes, assets received by Diversified Large Cap Growth Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio and Wells Fargo Advantage Large Company Growth Portfolio were carried forward to align ongoing reporting of Diversified Large Cap Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired and unrealized gains (losses) acquired were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains
Wells Fargo Advantage Disciplined Growth Portfolio	$38,752,540	$938,490
Wells Fargo Advantage Large Cap Appreciation Portfolio	19,564,704	107,889
Wells Fargo Advantage Large Company Growth Portfolio	135,797,112	9,681,605

The aggregate net assets of the Diversified Large Cap Growth Portfolio immediately before and after the acquisitions were $135,797,112 and $194,114,356, respectively.

Assuming the acquisitions had been completed October 1, 2010, the beginning of the annual reporting period for Diversified Large Cap Growth Portfolio, the pro forma results of operations for the eight months ended May 31, 2011 would have been

Net investment income	$597,721
Net realized and unrealized gains on investments	$39,879,016
Net increase in net assets resulting from operations	$40,476,737

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a

198	Wells Fargo Advantage Equity Gateway Funds	Notes to Financial Statements

repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

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BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and summary portfolios of investments (of the Wells Fargo Advantage Index Portfolio, and Wells Fargo Advantage International Index Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Equity Value Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Equity Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Index Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Small Cap Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, thirteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios, including the portfolios of investments or summary portfolios of investments, of Wells Fargo Master Trust as of May 31, 2012, the results of their operations for the year then ended, changes in their net assets and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

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TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2012:

Dividends-Received Deduction
C&B Large Cap Value Fund	100%
Diversified Equity Fund	100%
Diversified Small Cap Fund	100%
Equity Value Fund	100%
Index Fund	100%
Small Company Value Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2012:

Long-term Capital Gain Distributions
Diversified Equity Fund	$24,006,533
Index Fund	76,141,962

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2012 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$4,583,466
Diversified Equity Fund	4,019,506
Diversified Small Cap Fund	216,410
Equity Value Fund	4,213,342
Index Fund	42,740,443
International Value Fund	9,494,569
Small Company Value Fund	796,871

For the fiscal year ended May 31, 2012, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term Capital Gain Dividends
Index Fund	$4,681,411

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Funds are publicly available on the Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Web site on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of

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portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, each Fund’s and Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trusts and Officers of the Trusts. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Funds. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 139 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

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Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust
*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

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BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Value Fund, Index Fund, International Value Fund, Small Company Growth Fund, Small Company Value Fund, C&B Large Cap Value Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Company Value Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), each Board of Trustees (each, a “Board” and collectively, the “Boards”) of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Funds Trust Board reviewed and re-approved investment advisory agreements with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the C&B Large Cap Value Fund, Diversified Equity Fund, Diversified Small Cap Fund, Emerging Growth Fund, Equity Value Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund (the “Gateway Funds”). The Master Trust Board reviewed and re-approved an investment advisory agreement with Funds Management for each of the C&B Large Cap Value Portfolio, Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Equity Value Portfolio, Index Portfolio, International Equity Portfolio, International Growth Portfolio, International Index Portfolio, International Value Portfolio, Large Company Value Portfolio, Small Cap Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio (the “Master Portfolios”). The Gateway Funds and the Master Portfolios are, collectively, the “Funds.”

The Master Trust Board also reviewed and re-approved: (i) an investment sub-advisory agreement with Wells Capital Management for each of the Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, International Equity Portfolio and Small Cap Value Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) investment sub-advisory agreements with Peregrine Capital Management, Inc. (“Peregrine”) for the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with SSgA Funds Management (“SSgA”) for the International Index Portfolio; (vii) an investment sub-advisory agreement with Systematic Financial Management, L.P. (“Systematic”) for the Equity Value Portfolio; (viii) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; and (ix) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with Wells Capital Management, Artisan, Cooke & Bieler, LSV, Peregrine, SSgA, Systematic, Golden and Phocas (the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

The Diversified Equity Fund and Diversified Small Cap Fund are gateway blended funds that invest all of their assets in multiple Master Portfolios identified above. The C&B Large Cap Value Fund, Emerging Growth Fund, Equity Value Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Equity Value Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value

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Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

In providing information to the Boards, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Boards’ annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. The Boards also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Boards’ decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to them. In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Boards in concluding that the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and the Sub-Advisers supported the re-approval of the Advisory Agreements. Although the Boards considered the continuation of the Advisory Agreements for the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, their decision to continue the Advisory Agreements for the Funds was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2011. The Boards also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Funds Trust Board noted that the performance of each of the Emerging Growth Fund, Index Fund, International Value Fund and Small Company Growth Fund was higher than or in range of the median performance of its respective Universe for all periods under review. The Board also noted that: (i) the performance of C&B Large Cap Value Fund was higher than or in range of the median performance of its Universe for all periods under review, except the three-year period; (ii) the performance of Diversified Small Cap Fund was in range of the median performance of its Universe for all periods under review, except the one-and five-year periods; (iii) the performance of Equity Value Fund was in range of the median performance of its Universe for all periods under review, except the one-year period; (iv) the performance of Small Company Value Fund was in range of or higher than the median performance of its Universe for all periods under review, except the five-year period; and (v) the performance of Diversified Equity Fund was lower than the median performance of its Universe for all periods under review, except the one-year period.

The Funds Trust Board further noted that the performance of certain Gateway Funds warranted further discussion. As part of its further review, the Funds Trust Board received an analysis of, and discussed factors contributing to, the underperformance of these Funds. Funds Management provided the Funds Trust Board with a report that: (i) noted that the C&B Large Cap Value Fund experienced a portfolio manager change in 2011; (ii) explained the factors contributing to

206	Wells Fargo Advantage Equity Gateway Funds	Other Information (Unaudited)

the Diversified Equity Fund’s underperformance for the three- and five-year periods under review, and noted that the performance of the Fund for the one-year period was in range of the median performance of its Universe; (iii) explained the factors contributing to the Equity Value Fund’s underperformance for the one-year period under review; and (iv) explained the factors contributing to the Small Company Value Fund’s underperformance results. The Funds Trust Board was satisfied that Funds Management was taking appropriate actions with respect to each of these Gateway Funds’ investment performance and requested continued reports on the performance of each of these Funds.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board received and considered information regarding each Gateway Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Gateway Fund. The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in a Gateway Fund’s Expense Group. The Funds Trust Board noted that the net operating expense ratios of each of the Gateway Funds were lower than, equal to or in range of each Gateway Fund’s respective Expense Group’s median net operating expense ratios.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below) relative to an Expense Group.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with the Funds’ administration fee rates. The Funds Trust Board took into account the separate administrative and other services covered by the administration fee rates. The Funds Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Funds Trust Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Funds Trust Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Gateway Fund’s Expense Group. The Funds Trust Board noted that the (i) Advisory Agreement Rates of Diversified Equity Fund and Diversified Small Cap Fund were lower than each Fund’s respective Expense Group’s median; (ii) Advisory Agreement Rates of Small Company Growth Fund and Small Company Value Fund were in range of each Fund’s respective Expense Group’s median, except Class A; (iii) Advisory Agreement Rate for C&B Large Cap Value Fund was in range of the Fund’s Expense Group’s median, except for Class A and Investor Class; (iv) Advisory Agreement Rates for Emerging Growth Fund, Equity Value Fund and International Value Fund were higher than each Fund’s respective Expense Group’s median, except Institutional Class; and (iv) Advisory Agreement Rate for Index Fund was higher than the Fund’s Expense Group’s median, except for Administrator Class. The Funds Trust Board also noted that the Net Advisory Rates for the Gateway Funds were in range of or lower than the median rates of each Fund’s respective Expense Group, except for Class A and Investor Class of Emerging Growth Fund and Class A for each of the Equity Value Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund. The Funds Trust Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Gateway Funds designed to lower the Gateway Funds’ expenses.

The Master Trust Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to each of Artisan, LSV, SSgA and Systematic for sub-advisory services. The Master Trust Board also considered these amounts in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the respective Master Portfolio.

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The Funds Trust Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Funds Trust Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Funds Trust Board determined, with respect to the Gateway Funds, that the Advisory Agreement Rates, both with and without an administration fee rate and before and after waivers, were reasonable in light of the Gateway Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided.

The Master Trust Board received and considered information comparing the Advisory Agreement Rate with the median rate of other funds in each Master Portfolio’s Expense Group. The Master Trust Board noted that the Master Portfolios’ Advisory Agreement Rates were equal to, in range of or lower than their Expense Group medians.

The Master Trust Board concluded that the Advisory Agreement Rates were reasonable in light of the Master Portfolios’ Expense Group information and the services covered by the Advisory Agreements.

Both the Funds Trust Board and the Master Trust Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreements, the sub-advised expense information provided by Lipper, and other information provided.

Profitability

The Boards received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. They noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Boards concluded that the profitability reported by Funds Management was not unreasonable.

The Boards did not consider separate profitability information with respect to Wells Capital Management, Peregrine and Golden because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Master Trust Board did not consider separate profitability information with respect to Artisan, Cooke & Bieler, LSV, SSgA, Systematic and Phocas which are not affiliated with Funds Management. The Master Trust Board considered that the sub-advisory fees paid to these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis and concluded that their profitability from their relationships with the Master Portfolios managed by them was not a material factor in determining whether to renew their sub-advisory agreements.

Economies of scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. They considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Boards noted that they would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Funds. However, the Boards acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards’ understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and the Sub-Advisers

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Sub-Advisers as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Sub-Advisers with the Funds and benefits potentially derived from an increase in Funds Management’s and each

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Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Sub-Advisers).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Boards also considered the markets for distribution of the Gateway Funds’ shares, including the channels through which the Gateway Funds’ shares are offered and sold. The Boards noted that the Gateway Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Boards review detailed materials received from Funds Management and each Sub-Adviser annually as part of the re-approval process under Section 15 of the 1940 Act and also review and assess information about the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage Equity Gateway Funds	209

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

This page is intentionally left blank.

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210133 07-12 AEGLD/AR111 05-12

Wells Fargo Advantage Income Funds

Annual Report

May 31, 2012

■	Wells Fargo Advantage Inflation-Protected Bond Fund

■	Wells Fargo Advantage Total Return Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2012 unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $206 billion in assets under management, as of May 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Income Funds	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Fixed-income performance was best among the investment-grade fixed-income markets and U.S. Treasuries, as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds, which covers the 12-month period that ended May 31, 2012. Upon reviewing the report, you may notice that your fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your fund’s principal holdings and assist you in evaluating your fund’s risk profile and investment strategy. The fund’s full portfolio schedule is still available upon request or at wellsfargoadvantagefunds.com for those investors who wish to see it. During the period, fixed-income performance was best among the investment-grade fixed-income markets and U.S. Treasuries, as deteriorating credit conditions in Europe routinely counteracted burgeoning trends of economic improvement in the U.S.

The U.S. economy demonstrated strengthening, while global credit markets were punished by the European debt crisis.

The 12-month period began with a general decline in fixed-income values due to some lingering risk aversion from the prior months, but those trends turned around in July 2011 as investor confidence in the U.S. securities markets appeared to strengthen. That month, Treasury inflation-protected securities (TIPS) surged higher, with the Barclays U.S. TIPS Index1 returning 3.9% on significantly increasing inflation expectations, while corporate and structured product sectors generally performed positively.

However, these trends didn’t last long—not due to a fault of the U.S. economy but instead from deteriorating sovereign debt conditions in Europe. In August 2011, the Greek credit crisis crescendoed, stirring up a wave of global risk aversion that led to a powerful rally in U.S. Treasuries/TIPS and a sharp decline in high-yield bond prices, most notably in the lowest-quality credit tiers. Most investment-grade fixed-income markets continued to generate positive returns, while U.S. Treasury yields set multi-decade lows, surpassing the low yield levels that were set in the summer of 2010.

As economic expectations began to throttle back, the Federal Reserve (Fed) intervened yet again with monetary accommodation—this time with “Operation Twist,” which was announced and launched in September 2011. Operation Twist was aimed at flattening the yield curve and driving long-term rates down by purchasing long-term Treasuries against selling short-term Treasuries off the Fed’s balance sheet. Treasury prices continued to rally from this policymaking, while credit spreads on corporate and securitized sectors widened with increasing risk aversion.

In October 2011, credit spreads recovered on improving policy indications from Europe and the formal announcement of a European debt deal late in the month. However, another round of policy uncertainty in Europe welled up shortly thereafter, causing risk aversion and credit fears to return. November 2011 saw a modest decline in investment-grade corporate bond prices and a sharp correction in high-yield corporate bonds before another strong recovery in pricing in December, finishing 2011 on a positive trajectory.

1. The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage Income Funds	3

Improving economic trends in the U.S. were once again undermined in 2012 by European sovereign debt crises.

The first two months of 2012 continued the trends that started in December 2011; investor confidence strengthened as the U.S. economy demonstrated signs of sustainable growth and U.S. credit markets began to show some resistance to the credit problems of Europe. During these months, the lowest-rated credit tiers of the U.S. domestic fixed-income markets generally performed best, while inflation expectations once again began to increase, resulting in strong performance from TIPS. In fact, the highest-quality credit tiers and U.S. Treasuries generally declined in value as yields began to shift higher on expectations for a strengthening economy.

But once again, these trends would be undermined by the woes of Europe. By early May 2012, the viability of the euro was being debated, as Greece neared default on its sovereign debt and hinted at the possibility of exiting the euro. Consequently, global investors rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. TIPS performed strongly as well, benefiting from the global risk aversion that was driving investors to the relative safe haven of U.S.-issued debt. In the final month of the period, U.S. Treasuries, TIPS, and the highest-rated credit tiers were the best performers, while the lower-rated credit tiers generally performed positively but offered less return.

Thus, the theme for the period was an oscillation between risk aversion from global credit concerns and measured optimism due to burgeoning trends of strengthening fundamentals in the U.S. economy. On the whole, TIPS performed exceedingly well, as the Barclays U.S. TIPS Index returned 13.2% for the 12-month period. The Barclays U.S. Treasury Index2 returned 9.1%, and the Barclays U.S. Aggregate Bond Index3 returned 7.1% for the 12-month period. Despite intermittent periods of escalating risk aversion, U.S. investment-grade fixed-income markets and U.S. Treasury debt provided relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 110 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Despite intermittent periods of escalating risk aversion, U.S. investment-grade fixed-income markets and U.S. Treasury debt provided relatively generous returns during the 12-month period.

2.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4	Wells Fargo Advantage Income Funds	Letter to Shareholders (Unaudited)

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■

Effective May 1, 2012, discretionary rights to waive the upfront commission for Class C and “jumbo” Class A share purchases will no longer be granted to broker/dealers. However, we will continue to waive the Class C shares contingent deferred sales charge for redemptions by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

■

Effective July 31, 2012, NAV purchase privileges for former Evergreen Class IS and Class R shareholders are being modified to remove the ability to purchase Class A shares at NAV unless those shares are held directly with the Fund on or after July 31, 2012.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Funds	5

Wells Fargo Advantage Inflation-Protected Bond Fund1

INVESTMENT OBJECTIVE

The Fund seeks returns that exceed the rate of inflation over the long-term.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Michael J. Bray, CFA

Jay N. Mueller, CFA

FUND INCEPTION

February 28, 2003

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	12.02%
Barclays U.S. Treasury Inflation-Protected Securities Index[2]	13.19%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.85% for Class A. The Fund’s gross and net expense ratios are 1.05% and 0.85%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Barclays U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Inflation-Protected Bond Fund Class A shares for the life of the Fund with the Barclays U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6	Wells Fargo Advantage Income Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark (the Barclays U.S. Treasury Inflation-Protected Securities Index) during the period primarily due to the Fund’s shorter duration exposure.

■

U.S. Treasury inflation-protected securities (TIPS) were one of the strongest-performing sectors of the fixed-income universe, returning 13.19% for the 12-month period that ended May 31, 2012 (as measured by the Barclays U.S. TIPS Index). The Barclays U.S. Treasury Index returned 9.05%, and the Barclays U.S. Aggregate Bond Index returned 7.12%.

■

A sharp decline in real interest rates—that is, the nominal interest rate minus inflation expectations—was the primary driver of TIPS’ returns during the period. The real interest-rate decline was due largely to continued and expanded Federal Reserve (Fed) accommodation, relentless flight-to-quality capital flows as a severe financial crisis in Europe expanded, and concerns related to material fiscal headwinds at the end of 2012—the so-called “fiscal cliff” in the U.S.

■

Year-over-year inflation declined from 3.6% on May 31, 2011, to 2.3% on April 20, 2012, due to a decline in commodity prices, particularly in the energy complex, and to a continued large output gap as the economy performed below its potential and unemployment remained elevated.

The Federal Reserve continued to remain highly accommodative.

The U.S. central bank has continued to pursue a highly accommodative monetary policy. Overnight interest-rate targets remained near zero throughout the quarter. With core inflation running near 2%, the effective real cost of overnight money was strongly negative and has been so for more than three years. Still, the Federal Open Market Committee has reiterated its expectation for an extremely low policy-rate target through at least 2014. Through this communication of its policy—as well as through open market operations involving the purchase of intermediate- and longer-maturity U.S. Treasuries—the Fed has managed to keep the yield curve somewhat flatter than it otherwise would be. The result is cheaper financing for residential mortgages and corporate debt, both of which are typically linked to U.S. Treasury interest rates in the 10-year maturity range. Low rates have also fueled investor interest in riskier assets, driving a generalized easing in financial conditions.

Even as the Fed’s public communications have acknowledged a modest acceleration in U.S. economic activity, the monetary authorities have declined to rule out the possibility of additional intervention. Another round of asset purchases could be pursued if growth languishes in the coming quarters.

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF MAY 31, 2012)
TIPS, 1.13%, 01/15/2021	7.64%
TIPS, 0.63%, 07/15/2021	6.59%
TIPS, 1.25%, 07/15/2020	6.49%
TIPS, 2.38%, 01/15/2025	6.35%
TIPS, 0.13%, 04/15/2016	5.93%
TIPS, 3.88%, 04/15/2029	5.72%
TIPS, 2.00%, 01/15/2014	4.69%
TIPS, 0.50%, 04/15/2015	4.59%
TIPS, 2.13%, 02/15/2041	4.58%
TIPS, 2.00%, 01/15/2026	4.57%

International concerns persist.

Despite the long-awaited formal restructuring of Greek government debt and the recent bailout proposal for the Spanish banking system, sentiment toward the European sovereign debt crisis remains between risk aversion and grave concern. Yields on the sovereign debt of Spain, Italy, and other countries continue to reach new highs, and rating agencies are cutting debt ratings. The increased willingness of the European Central Bank to act as a lender of last resort and the broad acceptance of its Long-Term Refinancing Operation appeared to be necessary firewalls against contagion from the Greek default. Unstable governments and unsustainable debt burdens still persist, and clearly the eurozone has by no means solved all of its problems. Potentially moving the sovereign crisis from a violent boil to a simmer, however, would generally be constructive for global risk assets.

4.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Funds	7

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

EFFECTIVE MATURITY DISTRIBUTION[5] (AS OF MAY 31, 2012)

We believe sluggish growth and elevated unemployment should keep inflation range-bound in 2012.

In our estimation, a gradual improvement in domestic economic conditions remains the base-case scenario for 2012. While mild weather may have exaggerated the improvement witnessed thus far in 2012, we believe the underlying pace of real growth has moved up a bit from last year’s ponderous 1.6% result. We anticipate output gains in the 2.0%–2.5% range, along with a measured strengthening in the labor market.

Risks to this mildly optimistic scenario include the uncertainty associated with an election year and further contagion from aforementioned fiscal issues in Europe. Indeed, looking beyond 2012, we believe the looming fiscal cliff of automatic spending cuts via sequestration and substantial tax increases due to the expiration of the current temporary rate structure form the greatest challenges for the U.S. economy and capital markets.

While headline inflation can be volatile with movements in energy prices, we expect most measures of inflation to remain within acceptable bands so as not to alarm policymakers or disrupt continued monetary easing measures. One risk to the inflation outlook is rising rents, as a migration from owning to renting has taken place and rents have been pressured higher with the increased demand. However, we believe the sluggish economic performance, persistent output gap, and elevated unemployment rate will combine to keep inflation within an acceptable range. Real rates are negative on TIPS with maturities out to 2027. We believe it is reasonable to expect real rates to rise when—or if—the domestic and global growth situation shows signs of improvement and Europe demonstrates that it can implement durable solutions.

5.	Effective maturity represents the effective maturity of the master portfolio and is calculated based on the total long-term investments of the master portfolio. It is subject to change and may have changed since the date specified.

8	Wells Fargo Advantage Income Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Months*	1 Year	5 Year	Life of Fund	6 Months*	1 Year	5 Year	Life of Fund	Gross	Net[7]
Class A (IPBAX)	02/28/2003	(0.38)	6.98	6.59	5.07	4.31	12.02	7.58	5.60	1.05%	0.85%
Class B (IPBBX)**	02/28/2003	(1.06)	6.25	6.52	4.96	3.94	11.25	6.83	4.96	1.80%	1.60%
Class C (IPBCX)	02/28/2003	2.94	10.24	6.82	4.83	3.94	11.24	6.82	4.83	1.80%	1.60%
Administrator Class (IPBIX)	02/28/2003					4.43	12.26	7.91	5.87	0.99%	0.60%
Barclays U.S. Treasury Inflation-Protected Securities Index						4.66	13.19	8.53	6.44

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Reflects the expense ratios as stated in the most recent prospectuses.

7.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Funds	9

Wells Fargo Advantage Total Return Bond Fund1

INVESTMENT OBJECTIVE

The Fund seeks total return, consisting of income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER FOR MASTER PORTFOLIO

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Troy Ludgood

Thomas O’Connor, CFA

FUND INCEPTION

June 30, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
Class A (Excluding Sales Charge)	7.65%
Barclays U.S. Aggregate Bond Index[2]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 0.83% for Class A. The Fund’s gross and net expense ratios are 0.85% and 0.83%, respectively, for Class A shares. Without these reductions, the Fund’s returns would have been lower.

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests. See Notes to Financial Statements for a discussion of the Master Trust.

2.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Total Return Bond Fund Class A shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

10	Wells Fargo Advantage Income Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Total Return Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Fund outperformed its benchmark during the 12-month period that ended May 31, 2012. Relative-value trading opportunities across sectors and specific security selections contributed to strong relative performance.

■	The Fund’s sector overweight to asset-backed securities (ABS) also contributed to performance, as the sector remained fairly immune from volatility during the period.

Security selection across all sectors was a primary source of relative-value generation during the period.

As we began the period in June 2011, signs of a weakening U.S. economy, European sovereign concerns, the end of QE2 (the second round of quantitative easing), and the negotiations surrounding the U.S. debt ceiling started a new period of risk-averse investor sentiment. The equity market sold off significantly in August and September 2011, which was accompanied by a large flight to relative quality as U.S. Treasury interest rates fell significantly during this period. Government actions across the globe, including the Federal Reserve’s Operation Twist and the European Central Bank’s Long-Term Refinancing Operation—designed to supply liquidity to the European banking system—helped calm the market through the end of 2011.

As economic data came in better than expected in the first quarter of 2012, U.S. Treasury yields reversed some of these gains, rising approximately 50 basis points across the curve from the lows set during the summer of 2011. Treasury yields began to fall later in the period—with concurrent softening of economic growth and renewed European concerns due to unsettling election results in Europe—and ultimately finished the period with yield levels at new record lows. This rally in U.S. Treasuries caused spread product sectors to underperform in the final two months of the period.

TEN LARGEST LONG-TERM HOLDINGS[4] (AS OF MAY 31, 2012)
U.S. Treasury Note, 0.38%, 04/15/2015	5.16%
U.S. Treasury Note, 0.25%, 05/15/2015	3.30%
U.S. Treasury Note, 3.00%, 09/30/2016	2.42%
FNMA, 2.50%, 04/25/2027	2.20%
U.S. Treasury Note, 0.88%, 04/30/2017	1.82%
U.S. Treasury Note, 2.63%, 08/15/2020	1.78%
FNMA, 6.00%, 03/01/2034	1.50%
FHLMC, 4.00%, 06/01/2042	1.42%
U.S. Treasury Note, 2.38%, 02/28/2015	1.40%
FNMA, 5.00%, 07/01/2041	1.31%

Security selection across all sectors contributed to performance. Within mortgages, positioning along the coupon stack was a significant contributor. In the credit sector, successful relative-value trades added to performance, with new issues and price volatility in the financials sector providing the largest opportunities for return. The Fund’s ABS sector overweight also contributed to performance, as it was the Fund’s largest overweight during the period and the best-performing sector in the index.

We maintained a modest overweight to the credit sector, except during the first quarter of 2012, when we temporarily increased exposure in the strong market environment. In the commercial mortgage-backed securities (CMBS) sector, we maintained a risk-adjusted overweight of 2.0% to 2.7%, focusing on relative-value opportunities. In the mortgage sector, we began the period with a moderate overweight, which we maintained until U.S. Treasury yields began to fall in April 2012. We then reduced the Fund’s overweight to mortgages as they outperformed.

4.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage Income Funds	11

Wells Fargo Advantage Total Return Bond Fund (continued)

PORTFOLIO ALLOCATION[5] (AS OF MAY 31, 2012)

Economic growth expectations have diminished and volatility has returned.

We believe that incoming data points now suggest that an economic slowdown is taking hold in the United States, Europe, and most emerging markets, risking a disappointment to growth expectations for 2012. Globally, manufacturing surveys have turned down and domestic hiring has stalled. One important mitigating factor continues to be the domestic housing market, where home prices appear to be strengthening, helped by reduced supply and lower mortgage rates.

Following a rally in U.S. Treasuries and a correction in markets for riskier assets such as corporate credit spreads, equities, and foreign exchange, we believe markets are now likely pricing in some increased uncertainty while factoring in a degree of exceptionally low probability risk. Encouragingly, unlike recent similar episodes, the correction has been orderly, and there appears to be greater investor comfort that policymakers can avoid a worst-case outcome. A choppy environment is resulting in dislocations in several of our markets, particularly corporate credit and mortgages, creating some new relative-value trading opportunities.

At present we are maintaining a relatively neutral duration stance and modest overweights to credit, CMBS/ABS, and mortgages. Within a tempered overall risk stance, we continue to focus on security selection as the primary driver of performance.

5.	Portfolio allocation is subject to change and represents the portfolio allocation of the master portfolio which is calculated based on the total long-term investments of the master portfolio.

12	Wells Fargo Advantage Income Funds	Performance Highlights (Unaudited)

Wells Fargo Advantage Total Return Bond Fund (continued)

AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (MBFAX)	10/31/2001	(0.61)	2.81	6.45	5.47	4.07	7.65	7.43	5.96	0.85%	0.83%
Class B (MBFBX)**	10/31/2001	(1.23)	1.95	6.26	5.38	3.77	6.95	6.58	5.38	1.60%	1.58%
Class C (MBFCX)	10/31/2001	2.72	5.90	6.56	5.11	3.72	6.90	6.56	5.11	1.60%	1.58%
Class R (WTRRX)	07/09/2010					3.94	7.43	7.12	5.71	1.10%	1.08%
Administrator Class (MNTRX)	06/30/1997					4.13	7.83	7.52	6.11	0.79%	0.70%
Institutional Class (MBFIX)	10/31/2001					4.28	8.05	7.81	6.36	0.52%	0.42%
Investor Class (WTRZX)	04/08/2005					4.05	7.67	7.32	5.88	0.88%	0.86%
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.72

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for Class R and Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R and Investor Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown above. Without this cap, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Income Funds	13

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Inflation Protected Bond Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,043.12	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000.00	$1,039.44	$8.16	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000.00	$1,039.41	$8.16	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.00	$8.07	1.60%
Administrator Class
Actual	$1,000.00	$1,044.30	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

14	Wells Fargo Advantage Income Funds	Fund Expenses (Unaudited)

Wells Fargo Advantage Total Return Bond Fund	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period¹	Net Annual Expense Ratio
Class A
Actual	$1,000.00	$1,040.74	$4.18	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.14	0.82%
Class B
Actual	$1,000.00	$1,037.72	$8.00	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92	1.57%
Class C
Actual	$1,000.00	$1,037.16	$8.00	1.57%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.15	$7.92	1.57%
Class R
Actual	$1,000.00	$1,039.41	$5.46	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.65	$5.40	1.07%
Administrator Class
Actual	$1,000.00	$1,041.31	$3.57	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%
Institutional Class
Actual	$1,000.00	$1,042.82	$2.14	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.90	$2.12	0.42%
Investor Class
Actual	$1,000.00	$1,040.54	$4.34	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Income Funds	15

INFLATION-PROTECTED BOND FUND

Security Name	Shares	Value

Affiliated Master Portfolio : 99.73%
Wells Fargo Advantage Inflation-Protected Bond Portfolio	N/A	$63,124,962

Total Affiliated Master Portfolio (Cost $55,639,901)		63,124,962

Total Investments in Securities
(Cost $55,639,901) *	99.73%	63,124,962
Other Assets and Liabilities, Net	0.27	173,482

Total Net Assets	100.00%	$63,298,444

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Funds	Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND FUND

Security Name	Shares	Value

Affiliated Master Portfolios : 100.07%
Wells Fargo Advantage Total Return Bond Portfolio	N/A	$3,455,640,819

Total Affiliated Master Portfolios (Cost $3,375,199,913)		3,455,640,819

Total Investments in Securities
(Cost $3,375,199,913) *	100.07%	3,455,640,819
Other Assets and Liabilities, Net	(0.07)	(2,578,802)

Total Net Assets	100.00%	$3,453,062,017

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Income Funds	17

	Inflation-Protected Bond Fund	Total Return Bond Fund

Assets
Investment in affiliated Master Portfolio, at value (see cost below)	$63,124,962	$3,455,640,819
Receivable for Fund shares sold	372,151	2,609,592
Receivable from administrator	24,369	135,399
Prepaid expenses and other assets	23,538	130,661

Total assets	63,545,020	3,458,516,471

Liabilities
Dividends payable	38,432	538,774
Payable for Fund shares redeemed	141,302	3,742,943
Distribution fees payable	10,352	91,619
Due to other related parties	10,570	435,922
Shareholder report expenses payable	18,845	98,638
Shareholder servicing fees payable	13,303	310,901
Accrued expenses and other liabilities	13,772	235,657

Total liabilities	246,576	5,454,454

Total net assets	$63,298,444	$3,453,062,017

NET ASSETS CONSIST OF
Paid-in capital	$54,358,659	$3,397,651,103
Undistributed net investment income	520,486	1,315,208
Accumulated net realized gains (losses) on investments	934,238	(26,345,200)
Net unrealized gains on investments	7,485,061	80,440,906

Total net assets	$63,298,444	$3,453,062,017

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$36,935,258	$450,012,642
Shares outstanding – Class A	3,167,941	33,422,122
Net asset value per share – Class A	$11.66	$13.46
Maximum offering price per share – Class A2	$12.21	$14.09
Net assets – Class B	$899,286	$11,998,331
Shares outstanding – Class B	77,662	893,622
Net asset value per share – Class B	$11.58	$13.43
Net assets – Class C	$15,631,052	$127,677,267
Shares outstanding – Class C	1,348,366	9,568,862
Net asset value per share – Class C	$11.59	$13.34
Net assets – Class R	N/A	$20,088,100
Shares outstanding – Class R	N/A	1,526,216
Net asset value per share – Class R	N/A	$13.16
Net assets – Administrator Class	$9,832,848	$802,787,750
Shares outstanding – Administrator Class	839,817	60,995,909
Net asset value per share – Administrator Class	$11.71	$13.16
Net assets – Institutional Class	N/A	$1,965,337,998
Shares outstanding – Institutional Class	N/A	149,522,591
Net asset value per share – Institutional Class	N/A	$13.14
Net assets – Investor Class	N/A	$75,159,929
Shares outstanding – Investor Class	N/A	5,710,421
Net asset value per share – Investor Class	N/A	$13.16

Investment in affiliated Master Portfolio, at cost	$55,639,901	$3,375,199,913

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Funds	Statements of Operations—Year Ended May 31, 2012

	Inflation-Protected Bond Fund	Total Return Bond Fund

Investment income
Interest allocated from affiliated Master Portfolio	$2,354,764	$86,013,583
Expenses allocated from affiliated Master Portfolio	(329,636)	(11,670,337)
Waivers allocated from affiliated Master Portfolio	30,249	734,232

Total investment income	2,055,377	75,077,478

Expenses
Administration fees
Fund level	34,061	1,563,817
Class A	55,782	639,880
Class B	1,934	23,091
Class C	24,143	189,066
Class R	N/A	24,961
Administrator Class	16,959	915,445
Institutional Class	N/A	1,287,593
Investor Class	N/A	103,691
Shareholder servicing fees
Class A	87,160	999,813
Class B	3,022	35,852
Class C	37,723	295,416
Class R	N/A	39,002
Administrator Class	41,056	2,281,411
Investor Class	N/A	135,187
Distribution fees
Class B	9,068	108,237
Class C	113,170	886,248
Class R	N/A	39,002
Custody and accounting fees	3,133	118,245
Professional fees	21,503	25,801
Registration fees	41,026	59,556
Shareholder report expenses	57,309	40,201
Trustees’ fees and expenses	12,001	32,508
Other fees and expenses	4,190	51,976

Total expenses	563,240	9,895,999
Less: Fee waivers and/or expense reimbursements	(203,801)	(1,672,685)

Net expenses	359,439	8,223,314

Net investment income	1,695,938	66,854,164

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transaction allocated from affiliated Master Portfolio	3,770,525	144,354,876
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	3,064,616	27,356,838

Net realized and unrealized gains (losses) on investments	6,835,141	171,711,714

Net increase in net assets resulting from operations	$8,531,079	$238,565,878

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Income Funds	19

	Inflation-Protected Bond Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$1,695,938		$2,236,931
Net realized gains on investments		3,770,525		2,308,269
Net change in unrealized gains (losses) on investments		3,064,616		1,075,308

Net increase in net assets resulting from operations		8,531,079		5,620,508

Distributions to shareholders from
Net investment income
Class A		(1,092,069)		(593,727)
Class B		(29,236)		(29,547)
Class C		(360,585)		(206,694)
Administrator Class		(606,974)		(769,687)
Net realized gains
Class A		(327,874)		0
Class B		(10,025)		0
Class C		(139,934)		0
Administrator Class		(111,542)		0

Total distributions to shareholders		(2,678,239)		(1,599,655)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	967,342	10,973,785	906,263	9,667,417
Class B	80,673	902,222	45,327	478,612
Class C	464,925	5,240,434	376,176	3,953,103
Administrator Class	396,682	4,483,193	1,328,686	14,107,720

		21,599,634		28,206,852

Reinvestment of distributions
Class A	113,085	1,284,941	48,635	518,389
Class B	2,222	25,012	1,930	20,399
Class C	31,837	359,654	13,003	138,172
Administrator Class	52,376	592,884	62,335	668,439

		2,262,491		1,345,399

Payment for shares redeemed
Class A	(734,837)	(8,330,550)	(1,056,247)	(11,157,237)
Class B	(151,100)	(1,690,668)	(189,799)	(1,990,792)
Class C	(454,577)	(5,111,173)	(298,461)	(3,129,466)
Administrator Class	(2,863,678)	(32,935,668)	(902,058)	(9,560,221)

		(48,068,059)		(25,837,716)

Net increase (decrease) in net assets resulting from capital share transactions		(24,205,934)		3,714,535

Total increase (decrease) in net assets		(18,353,094)		7,735,388

Net assets
Beginning of period		81,651,538		73,916,150

End of period		$63,298,444		$81,651,538

Undistributed net investment income		$520,486		$893,619

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Funds	Statements of Changes in Net Assets

	Total Return Bond Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$66,854,164		$72,322,434
Net realized gains on investments		144,354,876		101,072,872
Net change in unrealized gains (losses) on investments		27,356,838		440,675

Net increase in net assets resulting from operations		238,565,878		173,835,981

Distributions to shareholders from
Net investment income
Class A		(7,662,520)		(8,382,758)
Class B		(178,134)		(436,607)
Class C		(1,396,862)		(1,894,562)
Class R		(260,384)		(305,910)[1]
Administrator Class		(19,053,792)		(28,892,308)
Institutional Class		(37,297,779)		(34,020,757)
Investor Class		(1,010,788)		(992,964)
Net realized gains
Class A		(9,454,465)		(14,435,352)
Class B		(325,495)		(947,554)
Class C		(2,783,467)		(4,103,708)
Class R		(353,950)		(419,995)[1]
Administrator Class		(21,245,767)		(59,273,724)
Institutional Class		(38,599,513)		(57,012,503)
Investor Class		(1,276,941)		(2,197,660)

Total distributions to shareholders		(140,899,857)		(213,316,362)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	17,684,107	234,567,193	10,341,822	134,910,999
Class B	211,793	2,807,036	126,807	1,671,341
Class C	3,945,348	51,872,342	2,362,149	30,528,703
Class R	967,392	12,538,640	504,899 [1]	6,443,252 [1]
Administrator Class	19,350,712	250,782,208	30,301,607	389,532,674
Institutional Class	66,174,836	856,275,279	40,230,588	510,568,235
Investor Class	3,946,394	51,202,999	1,697,750	21,826,496

		1,460,045,697		1,095,481,700

Reinvestment of distributions
Class A	1,090,596	14,364,133	1,499,280	19,367,214
Class B	34,213	448,668	93,742	1,202,906
Class C	140,264	1,827,367	243,134	3,106,857
Class R	13,097	168,645	18,420 [1]	231,600 [1]
Administrator Class	3,045,066	39,217,442	6,670,373	84,440,942
Institutional Class	5,026,156	64,690,752	6,047,424	76,497,553
Investor Class	173,583	2,235,890	244,523	3,096,481

		122,952,897		187,943,553

Payment for shares redeemed
Class A	(11,924,505)	(157,854,813)	(12,073,861)	(157,179,999)
Class B	(794,104)	(10,480,923)	(1,414,987)	(18,316,446)
Class C	(3,109,709)	(40,843,146)	(3,581,786)	(46,196,586)
Class R	(597,972)	(7,730,830)	(585,172)[1]	(7,446,523)[1]
Administrator Class	(45,484,620)	(588,136,697)	(36,209,466)	(459,477,858)
Institutional Class	(25,714,338)	(332,895,670)	(27,656,638)	(353,278,167)
Investor Class	(1,432,007)	(18,547,709)	(1,722,986)	(21,851,616)

		(1,156,489,788)		(1,063,747,195)

Please see footnotes on page 21.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Income Funds	21

	Total Return Bond Fund
	Year Ended May 31, 2012		Year Ended May 31, 2011

Capital share transactions (continued)	Shares		Shares
Net asset value of shares issued in acquisitions
Class A	0	$0	13,047,796	$170,387,854
Class B	0	0	2,067,719	26,930,575
Class C	0	0	7,092,069	91,814,112
Class R	0	0	1,205,552	15,406,237
Administrator Class	0	0	6,018,529	76,912,917
Institutional Class	0	0	8,234,189	105,089,250

		0		486,540,945

Net increase in net assets resulting from capital share transactions		426,508,806		706,219,003

Total increase in net assets		524,174,827		666,738,622

Net assets
Beginning of period		2,928,887,190		2,262,148,568

End of period		$3,453,062,017		$2,928,887,190

Undistributed (overdistributed) net investment income		$1,315,208		$(1,092,393)

1.	Class commenced operations on July 9, 2010.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]		Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Inflation-Protected Bond Fund
Class A
June 1, 2011 to May 31, 2012	$10.84	0.27		1.01	(0.36)	(0.10)
June 1, 2010 to May 31, 2011	$10.29	0.31		0.47	(0.23)	0.00
June 1, 2009 to May 31, 2010	$9.76	0.31	[4]	0.49	(0.27)	0.00
June 1, 2008 to May 31, 2009	$10.22	0.07		(0.25)	(0.19)	0.00
June 1, 2007 to May 31, 2008	$9.62	0.54		0.62	(0.56)	0.00
Class B
June 1, 2011 to May 31, 2012	$10.76	0.19	[4]	1.00	(0.27)	(0.10)
June 1, 2010 to May 31, 2011	$10.20	0.19	[4]	0.53	(0.16)	0.00
June 1, 2009 to May 31, 2010	$9.71	0.24	[4]	0.47	(0.22)	0.00
June 1, 2008 to May 31, 2009	$10.20	0.03		(0.29)	(0.14)	0.00
June 1, 2007 to May 31, 2008	$9.60	0.48		0.61	(0.49)	0.00
Class C
June 1, 2011 to May 31, 2012	$10.77	0.19		1.00	(0.27)	(0.10)
June 1, 2010 to May 31, 2011	$10.21	0.24	[4]	0.48	(0.16)	0.00
June 1, 2009 to May 31, 2010	$9.72	0.23	[4]	0.48	(0.22)	0.00
June 1, 2008 to May 31, 2009	$10.20	0.01		(0.26)	(0.14)	0.00
June 1, 2007 to May 31, 2008	$9.61	0.45		0.63	(0.49)	0.00
Administrator Class
June 1, 2011 to May 31, 2012	$10.89	0.39	[4]	0.92	(0.39)	(0.10)
June 1, 2010 to May 31, 2011	$10.30	0.33		0.51	(0.25)	0.00
June 1, 2009 to May 31, 2010	$9.75	0.33	[4]	0.49	(0.27)	0.00
June 1, 2008 to May 31, 2009	$10.21	0.12		(0.28)	(0.21)	0.00
June 1, 2007 to May 31, 2008	$9.60	0.59		0.61	(0.59)	0.00

Total Return Bond Fund
Class A
June 1, 2011 to May 31, 2012	$13.05	0.26		0.72	(0.26)	(0.31)
June 1, 2010 to May 31, 2011	$13.25	0.31		0.52	(0.33)	(0.70)
June 1, 2009 to May 31, 2010	$12.52	0.36		0.96	(0.47)	(0.12)
June 1, 2008 to May 31, 2009	$12.37	0.56		0.17	(0.58)	0.00
June 1, 2007 to May 31, 2008	$12.20	0.56		0.18	(0.57)	0.00
Class B
June 1, 2011 to May 31, 2012	$13.01	0.16		0.73	(0.16)	(0.31)
June 1, 2010 to May 31, 2011	$13.22	0.20		0.52	(0.23)	(0.70)
June 1, 2009 to May 31, 2010	$12.53	0.34		0.84	(0.37)	(0.12)
June 1, 2008 to May 31, 2009	$12.38	0.45		0.19	(0.49)	0.00
June 1, 2007 to May 31, 2008	$12.21	0.48		0.17	(0.48)	0.00
Class C
June 1, 2011 to May 31, 2012	$12.93	0.16		0.72	(0.16)	(0.31)
June 1, 2010 to May 31, 2011	$13.14	0.22		0.50	(0.23)	(0.70)
June 1, 2009 to May 31, 2010	$12.46	0.34		0.83	(0.37)	(0.12)
June 1, 2008 to May 31, 2009	$12.31	0.46		0.18	(0.49)	0.00
June 1, 2007 to May 31, 2008	$12.14	0.47		0.17	(0.47)	0.00
Class R
June 1, 2011 to May 31, 2012	$12.76	0.22		0.71	(0.22)	(0.31)
July 9, 2010[5] to May 31, 2011	$12.78	0.25		0.33	(0.25)	(0.35)
Administrator Class
June 1, 2011 to May 31, 2012	$12.76	0.27		0.71	(0.27)	(0.31)
June 1, 2010 to May 31, 2011	$12.98	0.33		0.49	(0.34)	(0.70)
June 1, 2009 to May 31, 2010	$12.31	0.44		0.83	(0.48)	(0.12)
June 1, 2008 to May 31, 2009	$12.16	0.56		0.18	(0.59)	0.00
June 1, 2007 to May 31, 2008	$11.99	0.57		0.18	(0.58)	0.00

Please see footnotes on page 24.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Funds	23

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$11.66	2.42%	1.11%	0.85%	12.02%	23%	$36,935
0.00	$10.84	2.90%	1.04%	0.85%	7.59%	19%	$30,581
0.00	$10.29	3.09%	0.98%	0.85%	8.23%	31%	$30,086
(0.09)	$9.76	0.66%	0.95%	0.83%	(1.68)%	53%	$31,826
0.00	$10.22	5.52%	1.23%	0.85%	12.34%	40%	$24,982

0.00	$11.58	1.69%	1.84%	1.60%	11.25%	23%	$899
0.00	$10.76	1.83%	1.79%	1.60%	7.11%	19%	$1,570
0.00	$10.20	2.41%	1.75%	1.60%	7.38%	31%	$2,942
(0.09)	$9.71	0.42%	1.72%	1.59%	(2.51)%	53%	$5,255
0.00	$10.20	4.61%	1.98%	1.60%	11.53%	40%	$7,365

0.00	$11.59	1.68%	1.86%	1.60%	11.24%	23%	$15,631
0.00	$10.77	2.27%	1.79%	1.60%	7.11%	19%	$14,074
0.00	$10.21	2.32%	1.75%	1.60%	7.36%	31%	$12,412
(0.09)	$9.72	0.18%	1.69%	1.59%	(2.41)%	53%	$10,237
0.00	$10.20	4.78%	1.98%	1.60%	11.41%	40%	$9,913

0.00	$11.71	3.42%	1.01%	0.60%	12.26%	23%	$9,833
0.00	$10.89	3.32%	0.98%	0.60%	8.22%	19%	$35,427
0.00	$10.30	3.26%	0.92%	0.60%	8.49%	31%	$28,476
(0.09)	$9.75	0.70%	0.88%	0.60%	(1.53)%	53%	$27,428
0.00	$10.21	5.43%	1.06%	0.60%	12.74%	40%	$14,926

0.00	$13.46	1.91%	0.82%	0.82%	7.65%	803%	$450,013
0.00	$13.05	2.42%	0.83%	0.83%	6.55%	761%	$346,740
0.00	$13.25	3.21%	0.84%	0.84%	10.71%	638%	$182,316
0.00	$12.52	4.30%	0.89%	0.85%	6.16%	633%	$237,191
0.00	$12.37	4.49%	0.99%	0.90%	6.15%	572%	$65,825

0.00	$13.43	1.23%	1.57%	1.57%	6.95%	803%	$11,998
0.00	$13.01	1.66%	1.58%	1.58%	5.69%	761%	$18,762
0.00	$13.22	2.65%	1.59%	1.59%	9.56%	638%	$7,514
0.00	$12.53	3.77%	1.65%	1.60%	5.38%	633%	$10,082
0.00	$12.38	3.69%	1.75%	1.65%	5.36%	572%	$13,248

0.00	$13.34	1.18%	1.57%	1.57%	6.90%	803%	$127,677
0.00	$12.93	1.67%	1.58%	1.58%	5.71%	761%	$111,140
0.00	$13.14	2.45%	1.59%	1.59%	9.50%	638%	$32,556
0.00	$12.46	3.67%	1.64%	1.60%	5.38%	633%	$12,410
0.00	$12.31	3.78%	1.74%	1.65%	5.37%	572%	$5,632

0.00	$13.16	1.67%	1.07%	1.07%	7.43%	803%	$20,088
0.00	$12.76	2.18%	1.08%	1.08%	4.73%	761%	$14,596

0.00	$13.16	2.08%	0.76%	0.70%	7.83%	803%	$802,788
0.00	$12.76	2.54%	0.77%	0.70%	6.62%	761%	$1,073,115
0.00	$12.98	3.44%	0.76%	0.70%	10.48%	638%	$1,003,134
0.00	$12.31	4.65%	0.82%	0.70%	6.35%	633%	$816,927
0.00	$12.16	4.72%	0.82%	0.70%	6.38%	572%	$865,453

Please see footnotes on page 24.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Funds	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income[1]	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

Institutional Class
June 1, 2011 to May 31, 2012	$12.75	0.31	0.69	(0.30)	(0.31)
June 1, 2010 to May 31, 2011	$12.96	0.36	0.50	(0.37)	(0.70)
June 1, 2009 to May 31, 2010	$12.30	0.50	0.79	(0.51)	(0.12)
June 1, 2008 to May 31, 2009	$12.15	0.59	0.18	(0.62)	0.00
June 1, 2007 to May 31, 2008	$11.98	0.61	0.18	(0.62)	0.00
Investor Class
June 1, 2011 to May 31, 2012	$12.76	0.24	0.72	(0.25)	(0.31)
June 1, 2010 to May 31, 2011	$12.98	0.30	0.50	(0.32)	(0.70)
June 1, 2009 to May 31, 2010	$12.30	0.45	0.80	(0.45)	(0.12)
June 1, 2008 to May 31, 2009[6]	$12.15	0.55	0.17	(0.57)	0.00
June 1, 2007 to May 31, 2008[6]	$11.99	0.55	0.16	(0.55)	0.00

1.	Includes net expenses allocated from the Master Portfolio in which the Fund invests.

2.	Total return calculations do not include any applicable sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding

5.	Commencement of class operations.

6.	Effective June 20, 2008, Class Z was renamed Investor Class.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Funds	25

Distributions from Tax Basis Return of Capital	Ending Net Asset Value Per Share	Ratio to Average Net Assets (Annualized)				Portfolio Turnover Rate[3]	Net Assets at End of Period (000’s omitted)
		Net Investment Income[1]	Gross Expenses[1]	Net Expenses[1]	Total Return[2]

0.00	$13.14	2.32%	0.49%	0.42%	8.05%	803%	$1,965,338
0.00	$12.75	2.84%	0.50%	0.42%	7.00%	761%	$1,325,962
0.00	$12.96	3.68%	0.49%	0.42%	10.70%	638%	$1,000,253
0.00	$12.30	4.91%	0.55%	0.42%	6.65%	633%	$604,992
0.00	$12.15	4.97%	0.55%	0.42%	6.68%	572%	$493,165

0.00	$13.16	1.85%	0.85%	0.85%	7.67%	803%	$75,160
0.00	$12.76	2.38%	0.87%	0.86%	6.45%	761%	$38,573
0.00	$12.98	3.47%	0.89%	0.89%	10.36%	638%	$36,375
0.00	$12.30	4.36%	0.95%	0.90%	6.15%	633%	$18,005
0.00	$12.15	4.29%	1.15%	0.95%	6.04%	572%	$3,254

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Inflation-Protected Bond Fund (“Inflation-Protected Bond Fund”) and Wells Fargo Advantage Total Return Bond Fund (“Total Return Bond Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing 100% of all its investable assets in a separate diversified portfolio (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2012 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2012, Inflation-Protected Bond Fund owned 76% of Wells Fargo Advantage Inflation-Protected Bond Portfolio and Total Return Bond Fund owned 91% of Wells Fargo Advantage Total Return Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Investments which are not valued using the method discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Portfolio are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records daily its proportionate share of each Master Portfolio’s interest income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Notes to Financial Statements	Wells Fargo Advantage Income Funds	27

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At May 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains (Losses) on Investments
Inflation-Protected Bond Fund	$(1,689)	$19,793	$(18,104)
Total Return Bond Fund	49,600	2,413,696	(2,463,296)

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, each Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of May 31, 2012, Total Return Bond Fund had net capital loss carryforwards, which are available to offset future net realized capital gains, in the amount of $87,528,411 with $98,497 expiring in 2013, $7,915,745 expiring in 2014, $726,524 expiring in 2015, $61,281,963 expiring in 2016 and $17,505,682 expiring in 2017.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair

28	Wells Fargo Advantage Income Funds	Notes to Financial Statements

value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2012, each Fund’s investment in an affiliated Master Portfolio carried at fair value was designated as Level 2 inputs.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Funds did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory Fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Funds.

Since each Fund invests all of its assets in a single Master Portfolio, Funds Management does not currently receive an advisory fee.

Each Fund may withdraw all of its investments from its corresponding Master Portfolio and invest directly in securities at any time if the Board of Trustees determines that it is in the best interest of the Fund to do so. Upon such redemption and subsequent direct investment in a portfolio of securities, Funds Management (and the corresponding sub-adviser, if any) may receive an advisory fee for the direct management of those assets.

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C, Class R	0.16%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of

Notes to Financial Statements	Wells Fargo Advantage Income Funds	29

expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration Date	Class A	Class B	Class C	Class R	Administrator Class	Institutional Class	Investor Class
Inflation-Protected Bond Fund	September 30, 2012	0.85%	1.60%	1.60%	NA	0.60%	NA	NA
Total Return Bond Fund	July 11, 2013	0.83	1.58	1.58	1.08%	0.70	0.42%	0.86%

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

For the year ended May 31, 2012, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class A	Class B	Class C
Inflation-Protected Bond Fund	$11,654	$0	$728	$1,848
Total Return Bond Fund	31,218	53	12,270	2,363

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost*		Sales Proceeds*
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Inflation-Protected Bond Fund	$15,071,981	$0	$38,856,869	$0
Total Return Bond Fund	24,476,375,014	3,134,588,272	24,064,772,977	2,936,822,673

*	Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales.

6. ACQUISITIONS

After the close of business on July 9, 2010, Total Return Bond Fund acquired the net assets of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund. The purpose of the transactions was to combine four funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund. Shareholders holding Class A, Class B, Class C and Class IS shares of Evergreen Core Bond Fund and Evergreen Short Intermediate Bond Fund received Class A, Class B, Class C and Class A shares, respectively, of Total Return Bond Fund in the reorganizations. Class I shares of Evergreen Core Bond Fund received Institutional Class shares of Total Return Bond Fund. Class I shares of Evergreen Short Intermediate Fund received Administrator Class shares of Total Return Bond Fund. Class R shares of Evergreen Core Bond Fund received

30	Wells Fargo Advantage Income Funds	Notes to Financial Statements

Class R shares of Total Return Bond Fund. Administrator Class shares of Wells Fargo Advantage Diversified Bond Fund received Administrator Class shares of Total Return Bond Fund. The investment portfolio of Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund with fair values of $385,722,272, $69,143,674 and $49,990,379, respectively, and identified costs of $379,040,820, $66,839,030 and $49,173,490, respectively, at July 9, 2010, were the principal assets acquired by Total Return Bond Fund. For financial reporting purposes, assets received and shares issued by Total Return Bond Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Core Bond Fund, Evergreen Short Intermediate Bond Fund and Wells Fargo Advantage Diversified Bond Fund were carried forward to align ongoing reporting of Total Return Bond Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains acquired, exchange ratio and number of shares issued were as follows:

Acquired Fund	Value of Net Assets Acquired	Unrealized Gains	Exchange Ratio	Number of Shares Issued
Evergreen Core Bond Fund	$369,931,887	$6,681,452	0.62	11,216,362	Class A1
			0.62	1,854,005	Class B
			0.62	6,088,154	Class C
			0.63	1,205,552	Class R
			0.63	8,234,189	Institutional Class
Evergreen Short Intermediate Bond Fund	66,618,788	2,304,644	0.39	1,831,434	Class A2
			0.39	213,714	Class B
			0.39	1,003,915	Class C
			0.40	2,106,738	Administrator Class
Wells Fargo Advantage Diversified Bond Fund	49,990,270	816,889	1.91	3,911,791	Administrator Class

1.	Amount includes 777,412 shares issued for Class IS at an exchange ratio of 0.62.
2.	Amount includes 1,456,265 shares issued for Class IS at an exchange ratio of 0.39.

The aggregate net assets of the Total Return Bond Fund immediately before and after the acquisitions were $2,255,060,151 and $2,741,601,096, respectively.

Assuming the acquisitions had been completed June 1, 2010, the beginning of the annual reporting period for Total Return Bond Fund, the pro forma results of operations for the year ended May 31, 2011 would have been

Net investment income	$64,384,009
Net realized and unrealized gains (losses) on investments	$98,338,043
Net increase in net assets resulting from operations	$162,722,052

7. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee was equal 0.125% of the unused balance. For the year ended May 31, 2012, Inflation-Protected Bond Fund and Total Return Bond Fund paid commitment fees in the amount of $102 and $4,345, respectively.

For the year ended May 31, 2012, there were no borrowings by the Funds under the agreement.

Notes to Financial Statements	Wells Fargo Advantage Income Funds	31

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2012, and May 31, 2011, were as follows:

	Ordinary Income		Long-Term Capital Gain
	2012	2011	2012	2011
Inflation-Protected Bond Fund	$2,088,864	$1,599,655	$589,375	$0
Total Return Bond Fund	123,184,348	184,481,517	17,715,509	28,834,845

As of May 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Gains	Capital Loss Carryforward
Inflation-Protected Bond Fund	$558,911	$1,086,910	$7,332,396	$0
Total Return Bond Fund	56,957,668	9,314,894	77,205,537	(87,528,411)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

32	Wells Fargo Advantage Income Funds	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Inflation-Protected Bond Fund and the Wells Fargo Advantage Total Return Bond Fund, two of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of investments owned as of May 31, 2012 by applying appropriate audit procedures to the Master Portfolios’ financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Income Funds	33

INFLATION-PROTECTED BOND PORTFOLIO

Security Name	Interest Rate	Maturity Date	Principal	Value

U.S. Treasury Securities: 98.59%
TIPS	0.13%	04/15/2016	$3,584,516	$3,755,339
TIPS	0.13	01/15/2022	1,692,144	1,803,455
TIPS	0.50	04/15/2015	2,783,198	2,905,397
TIPS	0.63	07/15/2021	3,714,021	4,170,441
TIPS	0.75	02/15/2042	766,280	820,338
TIPS	1.13	01/15/2021	4,162,069	4,835,803
TIPS	1.25	04/15/2014	1,863,878	1,937,704
TIPS	1.25	07/15/2020	3,501,795	4,109,958
TIPS	1.38	07/15/2018	1,946,223	2,245,455
TIPS «	1.38	01/15/2020	2,216,508	2,604,224
TIPS	1.63	01/15/2015	2,101,855	2,249,807
TIPS	1.63	01/15/2018	1,182,276	1,362,942
TIPS	1.75	01/15/2028	1,707,732	2,171,755
TIPS	1.88	07/15/2013	2,790,777	2,881,042
TIPS	1.88	07/15/2015	1,827,528	2,003,284
TIPS	1.88	07/15/2019	1,697,046	2,054,090
TIPS	2.00	01/15/2014	2,836,073	2,967,905
TIPS	2.00	07/15/2014	2,433,320	2,598,139
TIPS	2.00	01/15/2016	2,056,754	2,294,406
TIPS	2.00	01/15/2026	2,235,854	2,894,382
TIPS	2.13	01/15/2019	1,661,004	2,012,930
TIPS	2.13	02/15/2040	1,183,082	1,712,696
TIPS	2.13	02/15/2041	1,989,756	2,896,183
TIPS	2.38	01/15/2017	2,274,440	2,648,478
TIPS	2.38	01/15/2025	3,011,234	4,019,762
TIPS	2.38	01/15/2027	1,796,808	2,446,465
TIPS	2.50	07/15/2016	2,407,472	2,781,571
TIPS	2.50	01/15/2029	1,442,030	2,032,135
TIPS	2.63	07/15/2017	1,316,771	1,576,628
TIPS	3.38	04/15/2032	633,100	1,038,086
TIPS	3.63	04/15/2028	1,800,771	2,820,036
TIPS	3.88	04/15/2029	2,211,154	3,623,359

Total U.S. Treasury Securities (Cost $71,793,509)				82,274,195

Other: 0.92%
Gryphon Funding Limited, Pass-Through Entity (v)(i)(a)			566,855	153,051
VFNC Corporation, Pass-Through Entity, 0.24% (v)(i)(a)±144A			1,469,439	617,164

Total Other (Cost $240,015)				770,215

	Yield		Shares
Short-Term Investments: 2.24%

Investment Companies: 2.24%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		307,836	307,836
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		1,559,985	1,559,985

Total Short-Term Investments (Cost $1,867,821)				1,867,821

Total Investments in Securities
(Cost $73,901,345)*	101.75%	84,912,231
Other Assets and Liabilities, Net	(1.75)	(1,462,921)

Total Net Assets	100.00%	$83,449,310

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Income Funds	Portfolio of Investments—May 31, 2012

INFLATION-PROTECTED BOND PORTFOLIO

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $74,256,288 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,010,886
Gross unrealized depreciation	(354,943)

Net unrealized appreciation	$10,655,943

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Income Funds	35

TOTAL RETURN BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/totalreturnbond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s Web site at sec.gov.

Security Name	Interest Rate	Maturity Date	Principal	Value	Percent of Net Assets

Agency Securities : 40.58%
FHLMC %%	3.00%	07/15/2026	$27,200,000	$28,313,500	0.74%
FHLMC (a)	4.00	06/01/2042	50,575,000	54,044,116	1.42
FHLMC	4.50	12/01/2040	15,144,537	16,605,986	0.44
FHLMC (a)	4.50	06/01/2042	40,240,000	44,043,927	1.16
FHLMC (a)	4.50	06/15/2042	18,884,000	20,669,123	0.54
FHLMC (a)	4.50	06/15/2042	20,794,000	22,759,678	0.60
FHLMC	5.00	08/01/2039	29,838,331	33,132,669	0.87
FHLMC	5.00	08/01/2041	27,345,120	29,637,837	0.78
FHLMC	5.50	12/15/2039	23,566,804	25,782,046	0.68
FHLMC ±	5.66	11/01/2039	22,058,699	23,916,007	0.63
FHLMC	6.00	12/01/2035	14,137,868	15,910,256	0.42
FHLMC	0.95-7.50	08/01/2017-03/25/2044	258,029,456	282,575,678	7.41
FNMA %%	2.50	04/25/2027	81,400,000	83,536,746	2.19
FNMA %%	3.00	12/25/2026	32,400,000	33,787,125	0.89
FNMA %%	4.50	06/25/2039	45,200,000	48,491,125	1.27
FNMA	4.50	08/01/2041	14,594,075	16,062,877	0.42
FNMA %%	5.00	06/01/2041	16,600,000	17,979,875	0.47
FNMA	5.00	07/01/2041	44,369,325	49,537,428	1.30
FNMA %%	5.50	04/25/2035	17,400,000	18,949,688	0.50
FNMA	6.00	03/01/2034	50,353,202	56,820,286	1.49
FNMA	6.00	04/01/2035	23,002,618	26,218,657	0.69
FNMA	6.00	09/01/2036	21,296,991	24,017,237	0.63
FNMA	6.00	07/01/2037	14,484,287	16,330,927	0.43
FNMA ±	4.33	03/25/2020	20,018,000	22,656,753	0.59
FNMA	4.00	06/25/2041	43,009,343	45,543,870	1.19
FNMA	0.00-7.50	08/01/2012-03/25/2049	364,761,778	400,900,073	10.49
GNMA ##	6.00	01/15/2040	18,627,602	20,939,317	0.55
GNMA	3.00-11.50	05/15/2013-02/20/2042	64,048,306	68,547,757	1.79

Total Agency Securities (Cost $1,519,593,017)				1,547,710,564	40.58

Asset-Backed Securities : 10.90%
Ally Master Owner Trust Series 2012-1 Class A1 ±	1.04	02/15/2017	19,261,000	19,365,890	0.51
Citibank Omni Master Trust Series 2009-A14 Class A14 ± 144A	2.99	08/15/2018	15,587,000	16,397,476	0.43
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.55	10/26/2026	17,790,000	17,675,941	0.46
Nelnet Student Loan Trust Series 2007-2A Class A3l ± 144A	0.82	03/25/2026	21,827,000	21,128,728	0.55
SLM Student Loan Trust Series 2012-2 Class A ±	1.17	01/25/2029	19,078,064	19,120,995	0.50
Other securities				322,099,244	8.45

Total Asset-Backed Securities (Cost $413,962,301)				415,788,274	10.90

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Income Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

Corporate Bonds and Notes : 15.78%

Consumer Discretionary : 1.48%

Automobiles : 0.48%
Other securities				$18,402,742	0.48%

Diversified Consumer Services : 0.09%
Other securities				3,297,239	0.09

Hotels, Restaurants & Leisure : 0.20%
Other securities				7,729,719	0.20

Media : 0.60%
Other securities				22,805,933	0.60

Specialty Retail : 0.11%
Other securities				4,291,071	0.11

Consumer Staples : 0.88%

Beverages : 0.32%
Other securities				12,085,649	0.32

Food & Staples Retailing : 0.10%
Other securities				3,755,180	0.10

Food Products : 0.46%
Other securities				17,710,810	0.46

Energy : 1.58%

Oil, Gas & Consumable Fuels : 1.58%
Other securities				60,234,276	1.58

Financials : 7.29%

Capital Markets : 1.08%
Other securities				41,092,812	1.08

Commercial Banks : 0.55%
Other securities				20,853,580	0.55

Consumer Finance : 0.50%
Other securities				19,087,993	0.50

	Interest Rate	Maturity Date	Principal

Diversified Financial Services : 3.30%
Murray Street Investment Trust I	4.65%	03/09/2017	$16,480,000	16,345,606	0.43
Other securities				109,614,163	2.87

				125,959,769	3.30

Insurance : 0.84%
Other securities				32,147,631	0.84

REITs : 1.02%
Other securities				38,770,994	1.02

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Income Funds	37

TOTAL RETURN BOND PORTFOLIO

Security Name	Value	Percent of Net Assets

Health Care : 1.57%

Biotechnology : 0.32%
Other securities	$12,264,554	0.32%

Health Care Equipment & Supplies : 0.18%
Other securities	6,677,927	0.18

Health Care Providers & Services : 0.98%
Other securities	37,487,733	0.98

Life Sciences Tools & Services : 0.09%
Other securities	3,426,433	0.09

Industrials : 0.24%

Aerospace & Defense : 0.24%
Other securities	9,221,298	0.24

Information Technology : 0.06%

Computers & Peripherals : 0.06%
Other securities	2,453,257	0.06

Materials : 0.13%

Chemicals : 0.13%
Other securities	4,875,159	0.13

Telecommunication Services : 0.92%

Diversified Telecommunication Services : 0.58%
Other securities	22,090,525	0.58

Wireless Telecommunication Services : 0.34%
Other securities	12,818,532	0.34

Utilities : 1.63%

Electric Utilities : 1.10%
Other securities	41,915,211	1.10

Multi-Utilities : 0.53%
Other securities	20,243,964	0.53

Total Corporate Bonds and Notes (Cost $581,511,791)	601,699,991	15.78

Municipal Obligations : 1.09%

California : 0.38%
Other securities	14,313,012	0.38

Illinois : 0.19%
Other securities	7,184,697	0.19

Nevada : 0.14%
Other securities	5,232,876	0.14

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Income Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

New Jersey : 0.18%
Other securities				$6,916,666	0.18%

Ohio : 0.04%
Other securities				1,679,826	0.04

Texas : 0.16%
Other securities				6,127,351	0.16

Total Municipal Obligations (Cost $32,559,497)				41,454,428	1.09

Non-Agency Mortgage Backed Securities : 6.01%
Other securities				229,279,115	6.01

Total Non-Agency Mortgage Backed Securities (Cost $226,113,653)				229,279,115	6.01

	Interest Rate	Maturity Date	Principal
U.S. Treasury Securities : 26.57%
U.S. Treasury Bond	3.13%	11/15/2041	$24,324,000	26,710,793	0.70
U.S. Treasury Bond ##	3.75	08/15/2041	14,583,000	17,957,594	0.47
U.S. Treasury Bond ##	4.38	05/15/2041	14,310,000	19,515,263	0.51
U.S. Treasury Bond ##	4.50	02/15/2036	22,507,000	30,824,034	0.81
U.S. Treasury Note	0.25	05/31/2014	17,680,000	17,674,484	0.46
U.S. Treasury Note	0.25	05/15/2015	125,567,000	125,203,986	3.28
U.S. Treasury Note	0.38	04/15/2015	195,711,000	195,879,116	5.14
U.S. Treasury Note	0.63	05/31/2017	42,359,000	42,282,881	1.11
U.S. Treasury Note	0.88	04/30/2017	68,233,000	68,984,655	1.81
U.S. Treasury Note ##	1.50	06/30/2016	44,440,000	46,155,117	1.21
U.S. Treasury Note	1.75	07/31/2015	25,195,000	26,259,892	0.69
U.S. Treasury Note	1.75	05/15/2022	47,028,000	47,806,878	1.25
U.S. Treasury Note	2.00	11/15/2021	19,892,000	20,763,827	0.55
U.S. Treasury Note	2.00	02/15/2022	39,237,000	40,861,647	1.07
U.S. Treasury Note	2.13	11/30/2014	29,470,000	30,784,627	0.81
U.S. Treasury Note	2.38	02/28/2015	50,372,000	53,142,460	1.39
U.S. Treasury Note	2.63	08/15/2020	61,036,000	67,611,652	1.77
U.S. Treasury Note	3.00	09/30/2016	83,341,000	91,916,039	2.41
Other securities				43,038,846	1.13

Total U.S. Treasury Securities (Cost $988,421,027)				1,013,373,791	26.57

Yankee Corporate Bonds and Notes : 5.96%

Consumer Discretionary : 0.10%

Media : 0.10%
Other securities				3,800,842	0.10

Consumer Staples : 0.68%

Beverages : 0.34%
Other securities				12,895,136	0.34

Tobacco : 0.34%
Other securities				12,972,929	0.34

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of Investments—May 31, 2012	Wells Fargo Advantage Income Funds	39

TOTAL RETURN BOND PORTFOLIO

Security Name				Value	Percent of Net Assets

Energy : 1.35%

Oil, Gas & Consumable Fuels : 1.35%
Other securities				$51,460,900	1.35%

Financials : 2.33%

Commercial Banks : 2.00%
Other securities				76,375,360	2.00

Real Estate Management & Development : 0.06%
Other securities				2,130,848	0.06

Thrifts & Mortgage Finance : 0.27%
Other securities				10,222,772	0.27

Health Care : 0.27%

Pharmaceuticals : 0.27%
Other securities				10,258,391	0.27

Industrials : 0.05%

Industrial Conglomerates : 0.05%
Other securities				2,107,383	0.05

Materials : 0.51%

Metals & Mining : 0.51%
Other securities				19,431,296	0.51

Telecommunication Services : 0.51%

Diversified Telecommunication Services : 0.35%
Other securities				13,412,043	0.35

Wireless Telecommunication Services : 0.16%
Other securities				5,984,077	0.16

Utilities : 0.16%

Electric Utilities : 0.16%
Other securities				6,087,796	0.16

Total Yankee Corporate Bonds and Notes (Cost $223,480,060)				227,139,773	5.96

	Interest Rate	Maturity Date	Principal

Yankee Government Bonds : 1.18%
Province of Ontario	0.95%	05/26/2015	$15,675,000	15,710,817	0.41
Other securities				29,112,288	0.77

Total Yankee Government Bonds (Cost $44,839,082)				44,823,105	1.18

Other : 0.13%
Other securities				4,829,044	0.13

Total Other (Cost $1,504,832)				4,829,044	0.13

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Income Funds	Summary Portfolio of Investments—May 31, 2012

TOTAL RETURN BOND PORTFOLIO

Security Name	Yield		Shares	Value	Percent of Net Assets

Short-Term Investments : 5.96%

Investment Companies : 5.96%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class ##(l)(u)	0.10%		210,376,595	$210,376,595	5.52%
Wells Fargo Securities Lending Cash Investments, LLC (v)(l)(u)(r)	0.19		17,028,359	17,028,359	0.44

Total Short-Term Investments (Cost $227,404,954)				227,404,954	5.96

Total Investments in Securities (Cost $4,259,390,214) *				4,353,503,039	114.16
Other Assets and Liabilities, Net				(539,966,895)	(14.16)

Total Net Assets				$3,813,536,144	100.00%

	Interest Rate	Maturity Date	Principal

Schedule of TBA Sale Commitments : (1.96%)
FHLMC %%	4.00%	05/15/2040	$(6,800,000)	$(7,216,500)	(0.19)%
FNMA %%	4.50	06/25/2039	(50,000,000)	(53,640,625)	(1.41)
FNMA %%	5.00	06/01/2041	(12,700,000)	(13,755,688)	(0.36)

Total Schedule of TBA Sale Commitments (Proceeds Received $(74,319,453))				$(74,612,813)	(1.96)%

%%	Security issued on a when-issued (TBA) basis

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

±	Variable rate investment

##	All or a portion of this security has been segregated for when-issued securities.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the 1940 Act.

*	Cost for federal income tax purposes is $4,263,706,250 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$99,373,107
Gross unrealized depreciation	(9,576,318)

Net unrealized appreciation	$89,796,789

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage Income Funds	41

	Inflation-Protected Bond Portfolio	Total Return Bond Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$83,044,410	$4,126,098,085
In affiliated securities, at value (see cost below)	1,867,821	227,404,954

Total investments, at value (see cost below)	84,912,231	4,353,503,039
Receivable for investments sold	0	779,904,531
Principal paydown receivable	0	772,686
Receivable for interest	390,347	19,764,648
Receivable for securities lending income	139	1,492
Premiums paid on credit default swap transactions	0	782,236
Unrealized gains on credit default swap transactions	0	133,484
Prepaid expenses and other assets	3,449	3,847

Total assets	85,306,166	5,154,865,963

Liabilities
Payable for investments purchased	0	1,246,330,700
Unrealized losses on credit default swap transactions	0	242,236
Premiums received on credit default swap transactions	0	263,119
Payable upon receipt of securities loaned	1,800,000	18,533,191
Payable for interest on TBA sale commitments	0	105,233
TBA sale commitments, at value (see proceeds received below)	0	74,612,813
Advisory fee payable	24,489	1,069,320
Accrued expenses and other liabilities	32,367	173,207

Total liabilities	1,856,856	1,341,329,819

Total net assets	$83,449,310	$3,813,536,144

Investments in unaffiliated securities, at cost	$72,033,524	$4,031,985,260

Investments in affiliated securities, at cost	$1,867,821	$227,404,954

Total investments, at cost	$73,901,345	$4,259,390,214

Securities on loan, at value	$1,769,105	$18,205,715

Proceeds received on TBA sale commitments	$0	$74,319,453

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Income Funds	Statements of Operations—Year Ended May 31, 2012

	Inflation-Protected Bond Portfolio	Total Return Bond Portfolio

Investment income
Interest	$3,068,574	$93,032,061
Income from affiliated securities	59	250,515
Securities lending income, net	3,863	85,439

Total investment income	3,072,496	93,368,015

Expenses
Advisory fee	357,560	12,457,878
Custody and accounting fees	12,559	360,484
Professional fees	38,889	104,559
Shareholder report expenses	2,499	5,014
Trustees’ fees and expenses	11,748	10,607
Other fees and expenses	8,652	56,008

Total expenses	431,907	12,994,550
Less: Fee waivers and/or expense reimbursements	(39,843)	(817,809)

Net expenses	392,064	12,176,741

Net investment income	2,680,432	81,191,274

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	5,614,510	175,417,812
Futures transactions	(57,032)	0
Credit default swap transactions	0	165,200
TBA sale commitments	0	(11,005,428)

Net realized gain (losses) on investments	5,557,478	164,577,584

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,296,100	28,965,772
Futures transactions	15,780	0
Credit default swap transactions	0	(45,547)
TBA sale commitments	0	955,329

Net change in unrealized gains (losses) on investments	3,311,880	29,875,554

Net realized and unrealized gains (losses) on investments	8,869,358	194,453,138

Net increase in net assets resulting from operations	$11,549,790	$275,644,412

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Income Funds	43

	Inflation-Protected Bond Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$2,680,432	$3,533,444
Net realized gains on investments	5,557,478	4,201,441
Net change in unrealized gains (losses) on investments	3,311,880	1,401,307

Net increase in net assets resulting from operations	11,549,790	9,136,192

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	21,266,199	27,645,889
Withdrawals	(54,247,708)	(69,607,205)

Net decrease in net assets resulting from capital share transactions	(32,981,509)	(41,961,316)

Total decrease in net assets	(21,431,719)	(32,825,124)

Net assets
Beginning of period	104,881,029	137,706,153

End of period	$83,449,310	$104,881,029

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Income Funds	Statements of Changes in Net Assets

	Total Return Bond Portfolio
	Year Ended May 31, 2012	Year Ended May 31, 2011

Operations
Net investment income	$81,191,274	$91,111,710
Net realized gains on investments	164,577,584	113,940,270
Net change in unrealized gains (losses) on investments	29,875,554	1,830,827

Net increase in net assets resulting from operations	275,644,412	206,882,807

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	686,049,279	535,940,278
Withdrawals	(443,191,494)	(68,694,724)

Net increase in net assets resulting from capital share transactions	242,857,785	467,245,554

Total increase in net assets	518,502,197	674,128,361

Net assets
Beginning of period	3,295,033,947	2,620,905,586

End of period	$3,813,536,144	$3,295,033,947

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Income Funds	45

	Ratio to Average Net Assets			Total Return	Portfolio Turnover Rate
	Net Investment Income	Gross Expenses	Net Expenses

Inflation-Protected Bond Portfolio
June 1, 2011 to May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
June 1, 2010 to May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
June 1, 2009 to May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%
June 1, 2008 to May 31, 2009	1.70%	0.45%	0.37%	(1.33)%	53%
June 1, 2007 to May 31, 2008	5.78%	0.48%	0.40%	12.78%	40%

Total Return Bond Portfolio
June 1, 2011 to May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
June 1, 2010 to May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
June 1, 2009 to May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
June 1, 2008 to May 31, 2009	4.92%	0.40%	0.39%	6.58%	633%
June 1, 2007 to May 31, 2008	5.05%	0.42%	0.40%	6.72%	572%

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Income Funds	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”) and Wells Fargo Advantage Total Return Bond Portfolio (“Total Return Bond Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their securities to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Fixed income securities with original maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service approved by the Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on each Portfolios’ Valuation Procedures.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.

Investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued prices are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. The securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Portfolio continues to receive interest or dividends on the securities loaned. A Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each

Notes to Financial Statements	Wells Fargo Advantage Income Funds	47

business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or ‘when-issued’ basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

Each Portfolio may invest in term loans. The loans are marked-to-market daily and the Portfolio begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Portfolio assumes the credit risk of the borrower and there could be potential loss to the Portfolio in the event of default by the borrower.

Futures contracts

The Portfolios may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

A Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a

48	Wells Fargo Advantage Income Funds	Notes to Financial Statements

gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

The Portfolios may invest in inflation-indexed bonds, including Treasury Inflation-Protected Securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Credit default swaps

The Portfolios may be subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Notes to Financial Statements	Wells Fargo Advantage Income Funds	49

Mortgage dollar roll transactions

The Portfolios may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interestholders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

50	Wells Fargo Advantage Income Funds	Notes to Financial Statements

As of May 31, 2012, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Inflation-Protected Bond Portfolio

U.S. Treasury securities	$82,274,195	$0	$0	$82,274,195

Other	0	0	770,215	770,215

Short-term investments
Investment companies	307,836	1,559,985	0	1,867,821
	$82,582,031	$1,559,985	$770,215	$84,912,231
Total Return Bond Portfolio

Agency securities	$0	$1,547,710,564	$0	$1,547,710,564

Asset-backed securities	0	415,788,274	0	415,788,274

Corporate bonds and notes	0	601,699,991	0	601,699,991

Municipal obligations	0	41,454,428	0	41,454,428

Non-agency mortgage backed securities	0	229,279,115	0	229,279,115

U.S. Treasury securities	1,013,373,791	0	0	1,013,373,791

Yankee corporate bonds and notes	0	227,139,773	0	227,139,773

Yankee government bonds	0	44,823,105	0	44,823,105

Other	0	0	4,829,044	4,829,044

Short-term investments
Investment companies	210,376,595	17,028,359	0	227,404,954
	$1,223,750,386	$3,124,923,609	$4,829,044	$4,353,503,039

Further details on the major security types listed above can be found in the Portfolio of Investments.

As of May 31, 2012, the inputs used in valuing TBA sale commitments, which are carried at their value, were as follows:

TBA sale commitments	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Return Bond Portfolio	$0	$(74,612,813)	$0	$(74,612,813)

As of May 31, 2012, the inputs used in valuing each Portfolio’s other financial instruments, which are carried at fair value, were as follows:

Credit default swaps*	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Return Bond Portfolio	$0	$410,365	$0	$410,365

*	The value of swap contracts consists of unrealized gains or losses and premiums paid/received on swap contracts as reflected on the Statements of Assets and Liabilities.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Portfolios did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Portfolios.

Notes to Financial Statements	Wells Fargo Advantage Income Funds	51

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio. For the year ended May 31, 2012, the advisory fee was equivalent to an annual rate of 0.40% and 0.36% of the average daily net assets of Inflation-Protected Bond Portfolio and Total Return Bond Portfolio, respectively.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to the Portfolios. The fees for sub-advisory services are borne by Funds Management. Wells Capital Management, an affiliate of Funds Management, is the sub-adviser to each Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost		Sales Proceeds
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Inflation-Protected Bond Portfolio	$19,924,561	$0	$51,367,240	$0
Total Return Bond Portfolio	27,011,350,487	3,459,232,113	26,557,119,546	3,240,984,276

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2012, Inflation-Protected Bond Portfolio entered into futures contracts to speculate on interest rates. As of May 31, 2012, Inflation-Protected Bond Portfolio did not have any open futures contracts but had an average notional amount of $46,274 in short futures contracts during the year ended May 31, 2012.

Total Return Bond Portfolio entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance its total return. At May 31, 2012, Total Return Bond Portfolio had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration Date	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
12/20/2016	Citibank	Prudential Financial Incorporated, 4.50%, 7/15/2013	A	$5,000,000	1.00%	$267,671	$322,087	$(54,416)
06/20/2017	Citibank	Aetna Incorporated, 6.625%, 6/15/2036	A-	5,000,000	1.00%	(61,709)	(107,554)	45,845
06/20/2017	Citibank	Kraft Foods Incorporated, 6.50%, 8/11/2017	BBB-	5,000,000	1.00%	(92,239)	(126,881)	34,642
06/20/2017	Citibank	Sara Lee Corporation, 6.125%, 11/1/2032	BBB	5,000,000	1.00%	24,313	(28,684)	52,997

Credit default swaps on debt obligations – Sell protection

Expiration Date	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
03/20/2017	Citibank	Coca-Cola Company, 5.35%, 11/15/2017	A+	$10,000,000	1.00%	$200,996	$232,402	$(31,406)
06/20/2017	Citibank	UnitedHealth Group Incorporated, 6.00%, 2/15/2018	A-	5,000,000	1.00%	(23,845)	9,612	(33,457)

52	Wells Fargo Advantage Income Funds	Notes to Financial Statements

Credit default swaps on an index – Buy protection

Expiration Date	Counterparty	Reference Index	Notional Amount	Fixed Payments Made	Value	Upfront Premiums Paid/ (Received)	Unrealized Gains (Losses)
12/20/2016	Barclays	Markit CDX North America Investment Grade 17 Index	$5,000,000	1.00%	$31,726	$88,885	$(57,159)
12/20/2016	Barclays	Markit CDX North America Investment Grade 17 Index	5,000,000	1.00%	31,726	44,498	(12,772)
12/20/2016	Citibank	Markit CDX North America Investment Grade 17 Index	5,000,000	1.00%	31,726	84,752	(53,026)

*	Reflects the ratings of a nationally recognized ratings agency at period end. The credit rating serves as indicator of the current status of the payment/performance risk of the credit derivative. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

Total Return Bond Portfolio had an average notional balance on credit default swaps of $27,789,617 during the year ended May 31, 2012.

Total Return Bond Portfolio’s credit default swap transactions may contain provisions for early termination in the event the net assets declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transaction in net liability positions. On May 31, 2012, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $177,793.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including

Notes to Financial Statements	Wells Fargo Advantage Income Funds	53

repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

54	Wells Fargo Advantage Income Funds	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments and summary portfolio of investments (of the Wells Fargo Advantage Total Return Bond Portfolio), of the Wells Fargo Advantage Inflation-Protected Bond Portfolio and Wells Fargo Advantage Total Return Bond Portfolio, two of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2012, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

Other Information (Unaudited)	Wells Fargo Advantage Income Funds	55

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2012:

Long-term Capital Gain Distributions
Inflation-Protected Bond Fund	$589,375
Total Return Bond Fund	17,715,509

For the fiscal year ended May 31, 2012, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-Related Dividends
Inflation-Protected Bond Fund	$2,063,994
Total Return Bond Fund	66,274,102

For the fiscal year ended May 31, 2012, Total Return Bond Fund designated $56,324,089 as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Funds are publicly available on the Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Web site on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, each Fund’s and Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

56	Wells Fargo Advantage Income Funds	Other Information (Unaudited)

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trusts and Officers of the Trusts. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Funds. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 139 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Income Funds	57

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

58	Wells Fargo Advantage Income Funds	Other Information (Unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Inflation-Protected Bond Fund, Total Return Bond Fund, Inflation-Protected Bond Portfolio and Total Return Bond Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), each Board of Trustees (each, a “Board” and collectively, the “Boards”) of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Funds Trust Board reviewed and re-approved investment advisory agreements with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Inflation-Protected Bond Fund and Total Return Bond Fund (the “Bond Funds”). The Master Trust Board reviewed and re-approved an investment advisory agreement with Funds Management for each of the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio (the “Master Portfolios”). The Bond Funds and the Master Portfolios are, collectively, the “Funds.”

The Master Trust Board also reviewed and re-approved an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio. The investment advisory agreements with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

The Inflation-Protected Bond Fund and Total Return Bond Fund are gateway feeder funds that invest substantially all of their assets in the Inflation-Protected Bond Portfolio and Total Return Bond Portfolio, respectively, each of which has a substantially similar investment objective and substantially similar investment strategies to its respective Bond Fund.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Boards, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Boards’ annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Boards did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Boards also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.
The Boards evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Boards took into account the administrative services provided to the Funds by Funds Management and its affiliates.

The Boards’ decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to them. In considering these matters, the Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service

Other Information (Unaudited)	Wells Fargo Advantage Income Funds	59

providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Boards in concluding that the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Boards considered the continuation of the Advisory Agreements for the Funds as part of the larger process of considering the continuation of the advisory agreements for all of the funds, their decision to continue the Advisory Agreements for the Funds was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2011. The Boards also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the Universe. The Boards noted that the performance of each Bond Fund was higher than or in range of the median performance of the Universe and its respective benchmark index for all periods under review.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Bonds Funds that invest substantially all of their assets in the Master Portfolios.

The Funds Trust Board received and considered information regarding the Bond Funds’ contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Bond Fund. The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in each Bond Fund’s Expense Group. The Funds Trust Board noted that the net operating expense ratios of each of the Bond Funds were in range of or lower than each Bond Fund’s respective Expense Group’s median net operating expense ratio, except the Investor Class of the Total Return Bond Fund. The Funds Trust Board further noted that Funds Management had agreed to continue contractual fee cap arrangements for the Total Return Bond Fund designed to lower the Fund’s expenses. With respect to the Total Return Bond Fund’s Investor Class, the Funds Trust Board noted that Funds Management agreed to lower contractual fee cap arrangements, which lowered its net operating expense ratios.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below) relative to an Expense Group.

Based on the above-referenced considerations and other factors, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Bond Funds, on a combined basis with the Funds’ administration fee rates. The Funds Trust Board took into account the separate administrative and other services covered by the administration fee rates. The Funds Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to Wells Capital Management for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Funds Trust Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Funds Trust Board received and considered information comparing the Advisory Agreement Rates and Net Advisory Rates with those of other funds in each Bond Fund’s Expense Group. The Funds Trust Board noted that, except for the Investor Class of the Total Return Bond Fund, the Advisory Agreement Rates and Net Advisory Rates for the Bond Funds were in range of the median rates of each Fund’s respective Expense Group.

60	Wells Fargo Advantage Income Funds	Other Information (Unaudited)

The Funds Trust Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Funds Trust Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

In each case, the Funds Trust Board determined, with respect to the Bond Funds, that the Advisory Agreement Rates, both with and without an administration fee rate and before and after waivers, were reasonable in light of the Bond Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided.

The Master Trust Board received and considered information comparing the Advisory Agreement Rate with the median rate of other funds in each Master Portfolio’s Expense Group. The Master Trust Board noted that the Master Portfolios’ Advisory Agreement Rates were in range of each Master Portfolio’s respective Expense Group median.

The Master Trust Board concluded that the Advisory Agreement Rates were reasonable in light of the Master Portfolios’ Expense Group information and the services covered by the Advisory Agreements.

Both the Funds Trust Board and the Master Trust Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreements and other information provided.

Profitability

The Boards received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. They noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Boards concluded that the profitability reported by Funds Management was not unreasonable.

The Boards did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rates of the Funds (as a percentage of Fund assets) as the Funds grow in size. They considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Boards noted that they would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale, if any, with the Funds. However, the Boards acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Boards’ understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions,

Other Information (Unaudited)	Wells Fargo Advantage Income Funds	61

including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Boards also considered the markets for distribution of the Bond Funds’ shares, including the channels through which the Bond Funds’ shares are offered and sold. The Boards noted that the Bond Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Boards review detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also review and assess information about the quality of the services that the Funds receive throughout the year. In this regard, the Boards have reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Boards confer with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

62	Wells Fargo Advantage Income Funds	List of Abbreviations

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210134 07-12 AILD/AR103 05-12

Wells Fargo Advantage WealthBuilder PortfoliosSM

Annual Report

May 31, 2012

■	Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Equity PortfolioSM

■	Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

WELLS FARGO INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings, LLC (“Dow Jones”), have been licensed to CME Group Index Services LLC (“CME Indexes”) and have been sublicensed for use for certain purposes by Global Index Advisors, Inc, and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM based on the Dow Jones Target Date IndexesSM, are not sponsored, endorsed, sold or promoted by Dow Jones, CME Indexes or their respective affiliates and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 110 mutual funds across a wide range of asset classes, representing over $206 billion in assets under management, as of May 31, 2012.

Equity Funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Opportunities Fund
Common Stock Fund	Index Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Equity Fund	Small Company Growth Fund
Discovery Fund†	International Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Core Fund
Diversified International Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified Small Cap Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond Funds
Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Total Return Bond Fund
Government Securities Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Income Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
High Yield Bond Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund
Income Plus Fund
Asset Allocation Funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Conservative Allocation Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Capital Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Diversified Income Builder Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Growth Balanced Fund	Target Today Fund†	Target 2045 Fund†
Index Asset Allocation Fund	Target 2010 Fund†	Target 2050 Fund†
Moderate Balanced Fund	Target 2015 Fund†	Target 2055 Fund†
WealthBuilder Conservative Allocation Portfolio†
Money Market Funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Prime Investment Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Treasury Plus Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable Trust Funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†

In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage WealthBuilder Portfolios	Letter to Shareholders (Unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone.

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven, primarily due to persistently sluggish job growth and a flat housing market affecting the U.S., in addition to the ongoing sovereign debt concerns affecting the eurozone.

Dear Valued Shareholder:

We are pleased to provide you with this annual report for the Wells Fargo Advantage WealthBuilder Portfolios for the 12-month period that ended May 31, 2012.

The financial markets throughout most of the past year may best be described as a risk-on/risk-off trading environment in response to the uncertainty about the sustainability of the U.S. economic recovery and ongoing concerns about the Greek debt crisis and the overall health of the eurozone. When uncertainty was high, investors sold riskier assets such as high-beta1 equities, commodities, emerging markets securities, and high-yield bonds in preference for the relative safety of U.S. Treasuries. In periods of lower volatility, investor risk tolerance dramatically rose and the markets sought out the higher yield and return potential of those riskier investments.

During the first quarter of 2012, investor sentiment appeared to be more positive and balanced. This recent shift in sentiment was the result of improvement in the global macroeconomic backdrop, which contributed to a less volatile market environment and a more stable consensus earnings growth outlook. These developments also encouraged investors to refocus on underlying fundamentals, sparking the first-quarter equity rally that was led by stocks and sectors that were shunned at points in 2011, notably retail and higher-growth information technology names—especially within the U.S. markets.

However, the momentum of the first quarter faded during April and May 2012 as softening global economic data and political leadership changes in France and Greece raised more immediate questions about the future of the European union and its euro currency.

The S&P 500 Index2 and the Russell 3000® Index3—which measure the broad U.S. equity market—posted total returns of (0.41)% and (1.87)%, respectively, for the reporting period. By comparison, the Barclays U.S. Aggregate Bond Index 4, representing the universe of U.S. investment-grade taxable bonds, returned 7.12%, and the Barclays U.S. Treasury Index5, which is composed of U.S. Treasury securities, returned 9.05% for the 12-month period.

The global economic recovery modestly improved during the period.

Many global economies showed some signs of improvement during the 12-month period, but the path was uneven, primarily due to persistently sluggish jobs growth and a flat housing market affecting the U.S., in addition to the ongoing sovereign debt concerns affecting the eurozone.

The U.S. Bureau of Economic Analysis reported that U.S. gross domestic product (GDP) grew at a modest 1.3% annualized rate in the second quarter of 2011 and a 1.8% annualized rate during the third quarter of 2011. Economic activity then

1.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

Letter to Shareholders (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	3

accelerated to an annualized growth rate of 3.0% in the fourth quarter of 2011, reigniting hopes of a sustainable U.S. economic recovery. Those hopes were buoyed further by the advance estimate of first-quarter 2012 GDP, which remained positive with a 2.2% annualized rate. However, in May 2012, that estimate of first-quarter 2012 GDP was revised to a 1.9% annualized rate. While few economists still believe that the U.S. economy is in danger of sliding back into recession, many continue to expect a tepid economic growth environment throughout 2012.

Within the eurozone, GDP grew at an annualized rate of 1.5% for 2011, which was modestly weaker from a year earlier when eurozone GDP was reported at an annualized rate of 2.0% in the fourth quarter of 2010. Considering the fiscal challenges that faced European countries throughout 2011—stemming from the re-emergence of the Greek debt crisis—most economists expected weaker economic conditions in 2011. While several steps have been taken by the International Monetary Fund and the European Central Bank (ECB) to address the ongoing fiscal challenges in Europe, economic conditions of many countries in the eurozone are likely to remain weak throughout 2012.

Central banks across the globe remain committed to accommodative policies.

With inflation in check, the U.S. Federal Reserve (Fed) held its target range for the federal funds rate—a proxy for short-term interest rates—steady at 0% to 0.25%. Following its August 9, 2011 meeting, the Federal Open Market Committee (FOMC) issued a statement explaining that economic conditions were likely to warrant exceptionally low levels for the federal funds rate through at least mid-2013—a timetable that was later revised to late 2014 following the FOMC meeting on January 25, 2012. Additionally, in September 2011, the Fed launched yet another stimulus program—dubbed “Operation Twist”—that was designed to keep intermediate- and longer-term yields relatively low. By keeping longer-term yields low, lending activity may potentially spark business investments and home purchases that, in turn, may provide support for a more sustainable economic recovery.

The ECB also continued to maintain an accommodative monetary policy throughout the period, primarily in an effort to stave off the contagion risk stemming from the ongoing concerns about the potential of Greece defaulting on its sovereign bonds. Fortunately, Greece received another bailout and was able to restructure its outstanding debt in February 2012, which alleviated near-term contagion risks and the possibility of the euro collapsing. However, the agreement does not fully address longer-term structural issues that affect not only Greece but several other countries across the eurozone.

Recognizing the drag the persistent sovereign debt crisis has had on financial stability across the eurozone, the ECB introduced additional liquidity into the European banking system through its Long-Term Refinancing Operation (LTRO). The LTRO effectively encourages European banks to buy sovereign bonds of the eurozone governments, helping to push yields lower on bonds from financially

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index

4	Wells Fargo Advantage WealthBuilder Portfolios	Letter to Shareholders (Unaudited)

fragile countries like Spain and Italy. This type of activity helps reduce the near- term risk that those countries will experience funding issues. From a global credit market perspective, this additional liquidity seeks to alleviate fears of contagion and may cause risk premiums to decline—an encouraging scenario for equities and high-yield bonds.

Recent events have not altered our message to shareholders.

The heightened volatility of the past 12 months and lingering uncertainties about the outlook going forward have left many investors questioning their resolve—and their investments. Yet, it is precisely at such times that the market may present opportunities—as well as challenges—for prudent investors. For many investors, simply building and maintaining a well-diversified6 investment plan focused on clear financial objectives is the best long-term strategy.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our Web site at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Notice to Shareholders

The Board of Trustees has unanimously approved the following modifications to certain net asset value (NAV) waiver privileges and commission schedules:

■	Effective May 1, 2012, automatic investment plan (AIP) purchases and proceeds received from systematic withdrawals will no longer qualify for NAV repurchase privileges.

■	Effective May 1, 2012, discretionary rights to waive the upfront commission for WealthBuilder share purchases will no longer be granted to broker/dealers.

Please contact your investment professional or call us directly at 1-800-222-8222 if you have any questions on this Notice to Shareholders.

6.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	5

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks current income with a secondary emphasis on capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

September 30, 2004

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Conservative Allocation Portfolio (Excluding Sales Charge)	(0.32)%
WealthBuilder Conservative Allocation Composite Index[1]	5.85%
S&P 500 Index[2]	(0.41)%
Barclays U.S. Aggregate Bond Index[3]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.10% and 2.05%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The WealthBuilder Conservative Allocation Composite Index is weighted 20% in the S&P 500 Index and 80% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio for the life of the Portfolio with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

6	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Portfolio highlights

■

The Portfolio underperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index, for the 12-month period that ended May 31, 2012. The tactical overweight to stocks impaired performance as the return on bonds exceeded the return on stocks by a wide margin.

■

With long-term Treasury bonds outperforming the S&P 500 Index, the implementation of a 5% Tactical Asset Allocation (TAA) model shift toward stocks detracted from the Portfolio’s performance relative to its benchmark for the entire period.

■

In addition to the overweight to equities, exposure to several other asset classes detracted from relative performance. Within the equity portion of the Fund, exposure to international stocks and small cap stocks, areas that trailed U.S. large-cap equities in the period, detracted from performance relative to the S&P 500. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation model, helped mitigate this underperformance, the overall impact of the international and small cap exposure was negative. Within the fixed income portion of the Fund, exposure to short duration bonds, international bonds and high-yield bonds detracted from performance due to their underperformance relative to investment grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.

■

Although the S&P 500 Index was essentially unchanged during the period, stock valuations became more compelling as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields declined to historically low levels, helping stock valuations become more attractive than fixed income.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the economic recovery hit a soft patch along with continued problems related to Europe’s debt situation produced a steep decline in global equities and a massive flight-to-safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[5] (AS OF MAY 31, 2012)
Wells Fargo Advantage Short Duration Government Bond Fund	28.41%
Wells Fargo Advantage Government Securities Fund	18.95%
Wells Fargo Advantage Total Return Bond Portfolio	18.94%
PIMCO High Yield Fund	4.66%
Oppenheimer International Bond Fund	4.61%
PIMCO CommodityRealReturn Strategy Fund	2.86%
T. Rowe Price Blue Chip Growth Fund	2.21%
ING Global Real Estate Fund	1.91%
Thornburg International Value Fund	1.63%
American Century Growth Fund	1.58%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece plus worries over the solvency of Spanish banks diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company stocks and international stocks posted significant losses. Within the fixed-income segment, bonds posted strong gains across the board, with U.S. Treasury securities outperforming investment-grade and high-yield corporate debt.

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds.

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	7

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

During the period, the model employed a 5% overweight to stocks. As the S&P 500 Index underperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks hindered relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, contributed positively to overall performance. Throughout the period, the model favored domestic and growth stocks, which aided relative results as domestic outperformed international and growth exceeded value. The large versus small cap component detracted from performance due to the model’s emphasis on small company stocks during the early phase of the 12-month period.

CURRENT TARGET ALLOCATION[6] (AS OF MAY 31, 2012)

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached a trigger point that resulted in an asset allocation shift away from U.S. small-cap stocks and toward U.S. large-cap stocks. To make a change in our equity asset allocation emphasis, we need confirmation of a change in both market-based and fundamental indicators.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund, and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks underperformed bonds during the 12-month period, and in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

6.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

8	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	Life of Portfolio	6 Months*	1 Year	5 Year	Life of Portfolio	Gross	Net[8]
WealthBuilder Conservative Allocation Portfolio (WBCAX)	09/30/2004	0.91	(1.82)	2.54	3.53	2.44	(0.32)	2.85	3.73	2.10%	2.05%
WealthBuilder Conservative Allocation Composite Index						4.09	5.85	5.46	5.51
S&P 500 Index						6.23	(0.41)	(0.92)	4.27
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.55

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50% . Without this cap, the Portfolio’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	9

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks a combination of current income and capital appreciation.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

September 30, 2004

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Moderate Balanced Portfolio (Excluding Sales Charge)	(2.96)%
WealthBuilder Moderate Balanced Composite Index[1]	4.45%
S&P 500 Index[2]	(0.41)%
Barclays U.S. Aggregate Bond Index[3]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.09% and 2.04%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The WealthBuilder Moderate Balanced Composite Index is weighted 40% in the S&P 500 Index and 60% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio for the life of the Portfolio with the WealthBuilder Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

10	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■

The Portfolio underperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index, for the 12-month period that ended May 31, 2012. The tactical overweight to stocks impaired performance, as the return on bonds exceeded the return on stocks by a wide margin.

■

With long-term Treasury bonds outperforming the S&P 500 Index, the implementation of a 10% shift toward stocks in the Tactical Asset Allocation (TAA) Model detracted from the Portfolio’s performance relative to its benchmark for the entire period.

■

In addition to the overweight to equities, exposure to several other asset classes detracted from relative performance. Within the equity portion of the fund, exposure to international stocks and small cap stocks, areas that trailed U.S. large-cap equities in the period, detracted from performance relative to the S&P 500. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation model, helped mitigate this underperformance, the overall impact of the international and small-cap exposure was negative. Within the fixed income portion of the fund, exposure to short duration bonds, international bonds and high-yield bonds detracted from performance due to their underperformance relative to investment grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.

■

Although the S&P 500 Index was essentially unchanged during the period, stock valuations became more compelling as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields declined to historically low levels, helping stock valuations become more attractive than fixed income.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the U.S. economic recovery hit a soft patch, along with continued problems related to Europe’s debt situation, produced a steep decline in global equities and a massive flight to safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[5] (AS OF MAY 31, 2012)
Wells Fargo Advantage Short Duration Government Bond Fund	18.76%
Wells Fargo Advantage Government Securities Fund	14.07%
Wells Fargo Advantage Total Return Bond Portfolio	14.07%
PIMCO High Yield Fund	4.63%
Oppenheimer International Bond Fund	4.58%
T. Rowe Price Blue Chip Growth Fund	4.42%
Thornburg International Value Fund	3.24%
American Century Growth Fund	3.16%
PIMCO CommodityRealReturn Strategy Fund	2.86%
Wells Fargo Advantage Equity Value Portfolio	2.71%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece, plus worries over the solvency of Spanish banks, diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company stocks and international stocks posted significant losses. Within the fixed-income segment, bonds posted strong gains across the board, with U.S. Treasury securities outperforming investment-grade and high-yield corporate debt.

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	11

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

performance by shifting between stocks and bonds. During the period, the model employed a 10% overweight to stocks. As the S&P 500 Index underperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks hindered relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, contributed positively to overall performance. Throughout the period, the model favored domestic and growth stocks, which aided relative results as domestic outperformed international and growth exceeded value. The large-cap versus small-cap component detracted from performance due to the model’s emphasis on small-company stocks during the early phase of the 12-month period.

CURRENT TARGET ALLOCATION[6] (AS OF MAY 31, 2012)

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached a trigger point that resulted in an asset allocation shift away from U.S. small-cap stocks and toward U.S. large-cap stocks. To make a change in our equity asset allocation emphasis, we need confirmation of a change in both market-based and fundamental indicators.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks underperformed bonds during the 12-month period and in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

6.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

12	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	Life of Portfolio	6 Months*	1 Year	5 Year	Life of Portfolio	Gross	Net[8]
WealthBuilder Moderate Balanced Portfolio (WBBBX)	09/30/2004	1.47	(4.42)	0.58	3.39	3.02	(2.96)	0.89	3.59	2.09%	2.04%
WealthBuilder Moderate Balanced Composite Index						4.68	4.45	4.06	5.37
S&P 500 Index						6.23	(0.41)	(0.92)	4.27
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.55

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Without this cap, the Portfolio’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	13

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks a combination of capital appreciation and current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

October 1, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Growth Balanced Portfolio (Excluding Sales Charge)	(6.17)%
WealthBuilder Growth Balanced Composite Index[1]	2.55%
S&P 500 Index[2]	(0.41)%
Barclays U.S. Aggregate Bond Index[3]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.20% and 2.16%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The WealthBuilder Growth Balanced Composite Index is weighted 65% in the S&P 500 Index and 35% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio for the most recent 10 years with the WealthBuilder Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

14	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Portfolio highlights

■

The Portfolio underperformed its benchmark, the WealthBuilder Growth Balanced Composite Index, for the 12-month period that ended May 31, 2012. The tactical overweight to stocks impaired performance, as the return on bonds exceeded the return on stocks by a wide margin.

■

With long-term Treasury bonds outperforming the S&P 500 Index, the implementation of a 15% tactical asset allocation shift toward stocks detracted from the Portfolio’s performance relative to its benchmark for the entire period.

■

In addition to the overweight to equities, exposure to several other asset classes detracted from relative performance. Within the equity portion of the fund, exposure to international stocks and small cap stocks, areas that trailed U.S. large-cap equities in the period, detracted from performance relative to the S&P 500. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation model, helped mitigate this underperformance, the overall impact of the international and small cap exposure was negative. Within the fixed income portion of the fund, exposure to short duration bonds, international bonds and high-yield bonds detracted from performance due to their underperformance relative to investment grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.

■

Although the S&P 500 Index was essentially unchanged during the period, stock valuations became more compelling as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields declined to historically low levels, helping stock valuations become more attractive than fixed income.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the U.S. economic recovery hit a soft patch, along with continued problems related to Europe’s debt situation, produced a steep decline in global equities and a massive flight to safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[5] (AS OF MAY 31, 2012)
Wells Fargo Advantage Government Securities Fund	11.70%
Wells Fargo Advantage Total Return Bond Portfolio	10.82%
T. Rowe Price Blue Chip Growth Fund	7.19%
Thornburg International Value Fund	5.26%
American Century Growth Fund	5.13%
PIMCO High Yield Fund	4.51%
Oppenheimer International Bond Fund	4.49%
Wells Fargo Advantage Equity Value Portfolio	4.41%
Wells Fargo Advantage Endeavor Select Fund	4.10%
Wells Fargo Advantage Strategic Large Cap Growth Fund	4.08%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece, plus worries over the solvency of Spanish banks, diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company stocks and international stocks posted significant losses. Within the fixed-income segment, bonds posted strong gains across the board, with U.S. Treasury securities outperforming investment-grade and high-yield corporate debt.

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	15

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

The Portfolio’s allocation to stocks and bonds is determined by the Tactical Asset Allocation (TAA) Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds. During the period, the model employed a 15% overweight to stocks. As the S&P 500 Index underperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks hindered relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, contributed positively to overall performance. Throughout the period, the model favored domestic and growth stocks, which aided relative results as domestic outperformed international and growth exceeded value. The large-cap versus small-cap component detracted from performance due to the model’s emphasis on small-company stocks during the early phase of the 12-month period.

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached a trigger point that resulted in an asset allocation shift away from U.S. small-cap stocks and toward U.S. large-cap stocks. To make a change in our equity asset allocation emphasis, we need confirmation of a change in both market-based and fundamental indicators.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

CURRENT TARGET ALLOCATION[6] (AS OF MAY 31, 2012)

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks underperformed bonds during the 12-month period and in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

6.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

16	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
WealthBuilder Growth Balanced Portfolio (WBGBX)	10/01/1997	2.19	(7.58)	(1.99)	2.99	3.75	(6.17)	(1.70)	3.15	2.20%	2.16%
WealthBuilder Growth Balanced Composite Index						5.37	2.55	2.12	5.02
S&P 500 Index						6.23	(0.41)	(0.92)	4.14
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.72

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Without this cap, the Portfolio’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	17

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

September 30, 2004

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Growth Allocation Portfolio (Excluding Sales Charge)	(7.47)%
WealthBuilder Growth Allocation Composite Index[1]	1.32%
S&P 500 Index[2]	(0.41)%
Barclays U.S. Aggregate Bond Index[3]	7.12%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.26% and 2.19%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The WealthBuilder Growth Allocation Composite Index is weighted 80% in the S&P 500 Index and 20% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

2.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

4.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio for the life of the Portfolio with the WealthBuilder Growth Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

18	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Portfolio highlights

■

The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index, for the 12-month period that ended May 31, 2012. The tactical overweight to stocks impaired performance, as the return on bonds exceeded the return on stocks by a wide margin.

■

With long-term Treasury bonds outperforming the S&P 500 Index, the implementation of a 15% tactical asset allocation shift toward stocks detracted from performance relative to its benchmark for the entire period.

■

In addition to the overweight to equities, exposure to several other asset classes detracted from relative performance. Within the equity portion of the fund, exposure to international stocks, and small cap stocks, areas that trailed U.S. large-cap equities in the period, detracted from performance relative to the S&P 500. While shifts among the various equity sectors, as dictated by the TEA model, helped mitigate this underperformance, the overall impact of the international and small cap exposure was negative. Within the fixed income portion of the fund, exposure to short duration bonds, international bonds and high-yield bonds detracted from performance due to their underperformance relative to investment grade bonds, as measured by the Barclays U.S. Aggregate Bond Index.

■

Although the S&P 500 Index was essentially unchanged during the period, stock valuations became more compelling as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields declined to historically low levels, helping stock valuations become more attractive than fixed income.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the U.S. economic recovery hit a soft patch, along with continued problems related to Europe’s debt situation, produced a steep decline in global equities and a massive flight to safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[5] (AS OF MAY 31, 2012)
T. Rowe Price Blue Chip Growth Fund	8.78%
Thornburg International Value Fund	6.44%
Wells Fargo Advantage Government Securities Fund	6.31%
Wells Fargo Advantage Total Return Bond Portfolio	6.31%
American Century Growth Fund	6.26%
Wells Fargo Advantage Equity Value Portfolio	5.38%
Wells Fargo Advantage Endeavor Select Fund	5.00%
Wells Fargo Advantage Strategic Large Cap Growth Fund	5.00%
Wells Fargo Advantage International Growth Portfolio	4.31%
Wells Fargo Advantage Small Company Value Portfolio	3.59%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece, plus worries over the solvency of Spanish banks, diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company stocks and international stocks posted significant losses. Within the fixed-income segment, bonds posted strong gains across the board, with U.S. Treasury securities outperforming investment-grade and high-yield corporate debt.

The Portfolio’s allocation to stocks and bonds is determined by the Tactical Asset Allocation (TAA) Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds. During the period, the model employed a

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	19

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

15% overweight to stocks. As the S&P 500 Index underperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks hindered relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, contributed positively to overall performance. Throughout the period, the model favored domestic and growth stocks, which aided relative results as domestic outperformed international and growth exceeded value. The large-cap versus small-cap component detracted from performance due to the model’s emphasis on small-company stocks during the early phase of the 12-month period.

CURRENT TARGET ALLOCATION[6] (AS OF MAY 31, 2012)

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached a trigger point that resulted in an asset allocation shift away from U.S. small-cap stocks and toward U.S. large-cap stocks. To make a change in our equity asset allocation emphasis, we need confirmation of a change in both market-based and fundamental indicators.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks underperformed bonds during the 12-month period and in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

6. Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

20	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	Life of Portfolio	6 Months*	1 Year	5 Year	Life of Portfolio	Gross	Net[8]
WealthBuilder Growth Allocation Portfolio (WBGGX)	09/30/2004	2.50	(8.85)	(3.29)	2.60	4.06	(7.47)	(3.00)	2.80	2.26%	2.19%
WealthBuilder Growth Allocation Composite Index						5.75	1.32	0.86	4.75
S&P 500 Index						6.23	(0.41)	(0.92)	4.27
Barclays U.S. Aggregate Bond Index						3.46	7.12	6.72	5.55

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

7.	Reflects the expense ratios as stated in the most recent prospectuses.

8.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Without this cap, the Portfolio’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	21

Wells Fargo Advantage WealthBuilder Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation with no emphasis on income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

October 1, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Equity Portfolio (Excluding Sales Charge)	(9.69)%
S&P 500 Index[1]	(0.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.53% and 2.43%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Equity Portfolio for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

22	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

MANAGER’S DISCUSSION

Portfolio highlights

■	The Portfolio underperformed its benchmark, the S&P 500 Index, during the 12-month period that ended May 31, 2012.

■	The underperformance of international and small-cap stocks held by the Portfolio accounted for much of the negative impact on the portfolio when compared to the S&P 500 Index.

■	With interest rates hovering around historically low levels and earnings continuing to grow at a healthy rate, we believe that the current economic environment is positive for stocks.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the U.S. economic recovery hit a soft patch, along with continued problems related to Europe’s debt situation, produced a steep decline in global equities and a massive flight to safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[3] (AS OF MAY 31, 2012)
Wells Fargo Advantage Equity Value Portfolio	12.55%
Thornburg International Value Fund	8.87%
T. Rowe Price Blue Chip Growth Fund	8.81%
Eaton Vance Large Cap Value Fund	6.32%
American Century Growth Fund	6.29%
MFS Value Fund	6.28%
Wells Fargo Advantage International Growth Portfolio	5.97%
Wells Fargo Advantage Small Cap Value Fund	5.08%
Wells Fargo Advantage Endeavor Select Fund	5.04%
Royce Pennsylvania Mutual Fund	5.03%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece, plus worries over the solvency of Spanish banks, diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company and international stocks posted significant losses.

The Portfolio remained broadly diversified among the four main stock segments: international, small-cap, large-cap growth, and large-cap value stocks. While the outperformance of the S&P 500 Index compared with international and small-cap stocks detracted from relative performance, the Portfolio’s underlying funds outperformed relative to their benchmarks, benefiting overall results.

We made strategic changes to the Portfolio during the 12-month period.

As part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

3.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	23

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

PORTFOLIO ALLOCATION[4] (AS OF MAY 31, 2012)

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

We believe that the current economic market environment is positive for stocks due to strong corporate earnings and historically low interest rates. In addition, the Portfolio’s broad diversification across major stock styles may help manage risk.

4.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Portfolio.

24	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[5]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[6]
WealthBuilder Equity Portfolio (WBGIX)	10/01/1997	0.64	(11.05)	(4.68)	2.00	2.17	(9.69)	(4.39)	2.15	2.53%	2.43%
S&P 500 Index						6.23	(0.41)	(0.92)	4.14

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

5.	Reflects the expense ratios as stated in the most recent prospectuses.

6.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Without this cap, the Portfolio’s returns would have been lower.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	25

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

INVESTMENT OBJECTIVE

The Portfolio seeks long-term capital appreciation with no emphasis on income.

ADVISER

Wells Fargo Funds Management, LLC

SUB-ADVISER

Wells Capital Management Incorporated

PORTFOLIO MANAGERS

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

FUND INCEPTION

October 1, 1997

12 MONTH TOTAL RETURN (AS OF MAY 31, 2012)
WealthBuilder Tactical Equity Portfolio (Excluding Sales Charge)	(5.54)%
S&P 500 Index[1]	(0.41)%

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain other expenses, at 1.50%. The Portfolio’s gross and net expense ratios are 2.47% and 2.42%, respectively. Without these reductions, the Portfolio’s returns would have been lower.

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment, reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

26	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

MANAGER’S DISCUSSION

Portfolio highlights

■	The Portfolio underperformed its benchmark, the S&P 500 Index, during the 12-month period that ended May 31, 2012.

■

The Portfolio’s initial overweight to small-cap stocks and subsequent emphasis on large caps detracted from performance. However, the Portfolio’s overweight to domestic and growth stocks relative to international and value stocks contributed positively to relative performance.

■	With interest rates hovering around historically low levels and earnings continuing to grow at a healthy rate, we believe that the current economic environment is positive for stocks.

Strong earnings growth, combined with uncertainties surrounding European sovereign debt, produced volatile equity markets during the period.

In the summer of 2011, data indicating that the U.S. economic recovery hit a soft patch, along with continued problems related to Europe’s debt situation, produced a steep decline in global equities and a massive flight to safety in Treasuries. The downgrade of U.S. sovereign debt and higher oil prices contributed to market turbulence as well. Equities subsequently rallied sharply based on an improving U.S. economy, including stronger employment data and a substantial improvement in household balance sheets. Sentiment was also boosted when the European Central Bank provided additional loans to financial institutions in Europe, in an effort to prevent an adverse financial contagion scenario.

TEN LARGEST HOLDINGS[3] (AS OF MAY 31, 2012)
T. Rowe Price Blue Chip Growth Fund	11.49%
Thornburg International Value Fund	8.34%
American Century Growth Fund	8.19%
Wells Fargo Advantage Equity Value Portfolio	7.03%
Wells Fargo Advantage Endeavor Select Fund	6.58%
Wells Fargo Advantage Strategic Large Cap Growth Fund	6.53%
Wells Fargo Advantage International Growth Portfolio	5.60%
Wells Fargo Advantage Small Cap Value Fund	4.75%
Wells Fargo Advantage Small Company Value Portfolio	4.68%
Royce Pennsylvania Mutual Fund	4.67%

Toward the end of the 12-month period, however, fear fueled by renewed eurozone concerns once again dominated the financial landscape. Political discord following elections in France and Greece, plus worries over the solvency of Spanish banks, diminished investor confidence. While U.S. large-cap stocks were basically unchanged during the period, domestic small-company stocks and international stocks posted significant losses.

The Tactical Equity Allocation (TEA) Model, which determines shifts among the equity styles in the Portfolio, contributed positively to overall performance. Throughout the period, the model favored domestic and growth stocks, which aided relative results, as domestic outperformed international and growth exceeded value. The large-cap versus small-cap component detracted from performance due to the model’s emphasis on small-company stocks during the early phase of the 12-month period.

3.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	27

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

CURRENT TARGET ALLOCATION[4] (AS OF MAY 31, 2012)

We made strategic changes to the Portfolio during the 12-month period.

The TEA Model reached a trigger point that resulted in an asset allocation shift away from U.S. small-cap stocks and toward U.S. large-cap stocks. To make a change in our equity asset allocation emphasis, we need confirmation of a change in both market-based and fundamental indicators.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, an important component of our management of the WealthBuilder Portfolios is ongoing review and assessment of investment managers. We continually monitor several factors, including the investment style and process of each fund and the funds’ performance and risk profiles. As a result of this ongoing review process, there were no changes or additions to our underlying fund managers during the 12-month period.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

The TEA Model’s current allocation has been in place since the third quarter of 2011, when we shifted from small-cap stocks to large-cap stocks. Changes in the Portfolio’s asset allocation are based upon both market indicators and fundamentals. We believe that the current economic market environment is positive for stocks due to strong corporate earnings and historically low interest rates.

4.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

28	Wells Fargo Advantage WealthBuilder Portfolios	Performance Highlights (Unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

AVERAGE ANNUAL TOTAL RETURN (%) (AS OF MAY 31, 2012)

	Inception Date	Including Sales Charge				Excluding Sales Charge				Expense Ratios[5]
		6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[6]
WealthBuilder Tactical Equity Portfolio (WBGAX)	10/01/1997	3.55	(6.96)	(3.85)	3.57	5.13	(5.54)	(3.56)	3.72	2.47%	2.42%
S&P 500 Index						6.23	(0.41)	(0.92)	4.14

*	Returns for periods of less than one year are not annualized.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s Web site – wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

5.	Reflects the expense ratios as stated in the most recent prospectuses.

6.	The Adviser has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Without this cap, the Portfolio’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	29

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2011 to May 31, 2012.

Actual Expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WealthBuilder Conservative Allocation Portfolio	Beginning Account Value 12-01-2011	Ending Account Value 05-31-2012	Expenses Paid During the Period[1]	Net Annual Expense Ratio
Actual	$1,000.00	$1,024.45	$7.59	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
WealthBuilder Moderate Balanced Portfolio
Actual	$1,000.00	$1,030.20	$7.61	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
WealthBuilder Growth Balanced Portfolio
Actual	$1,000.00	$1,037.46	$7.64	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
WealthBuilder Growth Allocation Portfolio
Actual	$1,000.00	$1,040.57	$7.65	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
WealthBuilder Equity Portfolio
Actual	$1,000.00	$1,021.74	$7.58	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%
WealthBuilder Tactical Equity Portfolio
Actual	$1,000.00	$1,051.28	$7.69	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	$7.57	1.50%

1.	Expenses paid is equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

30	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security Name	Shares	Value

Affiliated Master Portfolios: 23.20%
Wells Fargo Advantage Emerging Growth Portfolio (l)	N/A	$5,978,057
Wells Fargo Advantage Equity Value Portfolio (l)	N/A	9,008,338
Wells Fargo Advantage International Growth Portfolio (l)	N/A	7,228,288
Wells Fargo Advantage Small Company Value Portfolio (l)	N/A	5,978,015
Wells Fargo Advantage Total Return Bond Portfolio (l)	N/A	125,433,129

Total Affiliated Master Portfolios (Cost $148,373,138)		153,625,827

Investment Companies: 75.26%

Alternative Investment Funds: 4.77%
ING Global Real Estate Fund	794,236	12,628,345
PIMCO CommodityRealReturn Strategy Fund	3,073,446	18,963,161

		31,591,506

International Equity Funds: 5.92%
American Century Growth Fund	392,926	10,467,559
DFA International Small Cap Value Portfolio	178,136	2,395,934
Dodge & Cox International Stock Fund	126,081	3,581,965
Oppenheimer Developing Markets Fund	101,302	3,004,606
T. Rowe Price International Discovery Fund	60,186	2,403,819
Templeton Institutional Foreign Equity Fund	220,752	3,573,976
Thornburg International Value Fund	440,449	10,773,394
Wells Fargo Advantage Emerging Markets Equity Fund (l)	153,813	3,010,126

		39,211,379

International Fixed Income Funds: 9.28%
Oppenheimer International Bond Fund	4,934,951	30,547,347
PIMCO High Yield Fund	3,380,307	30,862,202

		61,409,549

U.S. Equity Funds: 7.93%
Eaton Vance Large Cap Value Fund	254,710	4,510,920
MFS Value Fund	192,836	4,494,998
Royce Pennsylvania Mutual Fund	545,717	5,975,599
T. Rowe Price Blue Chip Growth Fund	344,047	14,652,961
Wells Fargo Advantage Endeavor Select Fund (l)†	798,016	8,387,149
Wells Fargo Advantage Small Cap Value Fund (l)	202,358	6,149,675
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)	255,200	8,347,595

		52,518,897

U.S. Fixed Income Funds: 47.36%
Wells Fargo Advantage Government Securities Fund (l)	11,004,448	125,450,711
Wells Fargo Advantage Short Duration Government Bond Fund (l)	18,153,755	188,072,901

		313,523,612

Total Investment Companies (Cost $476,364,058)		498,254,943

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	31

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security Name	Yield		Shares	Value

Short-Term Investments: 1.68%

Investment Companies: 0.10%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		657,700	$657,700

		Maturity Date	Principal
U.S. Treasury Securities: 1.58%
U.S. Treasury Bill #(z)	0.05	08/02/2012	$5,485,000	5,484,506
U.S. Treasury Bill #(z)	0.07	08/23/2012	4,985,000	4,984,197

				10,468,703

Total Short-Term Investments (Cost $11,126,246)				11,126,403

Total Investments in Securities
(Cost $635,863,442)*	100.14%	663,007,173
Other Assets and Liabilities, Net	(0.14)	(915,241)

Total Net Assets	100.00%	$662,091,932

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $642,721,384 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$32,636,195
Gross unrealized depreciation	(12,350,406)

Net unrealized appreciation	$20,285,789

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security Name	Shares	Value

Affiliated Master Portfolios: 22.56%
Wells Fargo Advantage Emerging Growth Portfolio (l)	N/A	$12,762,575
Wells Fargo Advantage Equity Value Portfolio (l)	N/A	19,251,237
Wells Fargo Advantage International Growth Portfolio (l)	N/A	15,435,516
Wells Fargo Advantage Small Company Value Portfolio (l)	N/A	12,843,399
Wells Fargo Advantage Total Return Bond Portfolio (l)	N/A	99,839,271

Total Affiliated Master Portfolios (Cost $154,644,074)		160,131,998

Investment Companies: 74.44%

Alternative Investment Funds: 4.76%
ING Global Real Estate Fund	849,411	13,505,636
PIMCO CommodityRealReturn Strategy Fund	3,288,797	20,291,878

		33,797,514

International Equity Funds: 11.82%
American Century Growth Fund	840,682	22,395,765
DFA International Small Cap Value Portfolio	381,251	5,127,821
Dodge & Cox International Stock Fund	270,324	7,679,902
Oppenheimer Developing Markets Fund	216,495	6,421,249
T. Rowe Price International Discovery Fund	128,811	5,144,711
Templeton Institutional Foreign Equity Fund	473,300	7,662,720
Thornburg International Value Fund	940,591	23,006,845
Wells Fargo Advantage Emerging Markets Equity Fund (l)	328,569	6,430,098

		83,869,111

International Fixed Income Funds: 9.21%
Oppenheimer International Bond Fund	5,255,850	32,533,713
PIMCO High Yield Fund	3,598,460	32,853,939

		65,387,652

U.S. Equity Funds: 15.82%
Eaton Vance Large Cap Value Fund	544,769	9,647,850
MFS Value Fund	412,429	9,613,728
Royce Pennsylvania Mutual Fund	1,168,603	12,796,205
T. Rowe Price Blue Chip Growth Fund	736,156	31,352,891
Wells Fargo Advantage Endeavor Select Fund (l)†	1,704,402	17,913,262
Wells Fargo Advantage Small Cap Value Fund (l)	430,384	13,079,361
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)	546,175	17,865,384

		112,268,681

U.S. Fixed Income Funds: 32.83%
Wells Fargo Advantage Government Securities Fund (l)	8,760,362	99,868,129
Wells Fargo Advantage Short Duration Government Bond Fund (l)	12,856,095	133,189,141

		233,057,270

Total Investment Companies (Cost $499,146,055)		528,380,228

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	33

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security Name	Yield		Shares	Value

Short-Term Investments: 3.00%

Investment Companies: 0.08%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		581,138	$581,138

		Maturity Date	Principal
U.S. Treasury Securities: 2.92%
U.S. Treasury Bill #(z)	0.05	08/02/2012	$11,260,000	11,258,987
U.S. Treasury Bill #(z)	0.07	08/23/2012	9,460,000	9,458,477

				20,717,464

Total Short-Term Investments (Cost $21,298,263)				21,298,602

Total Investments in Securities
(Cost $675,088,392)*	100.00%	709,810,828
Other Assets and Liabilities, Net	0.00	(9,403)

Total Net Assets	100.00%	$709,801,425

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $684,485,511 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$44,248,881
Gross unrealized depreciation	(18,923,564)

Net unrealized appreciation	$25,325,317

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security Name		Shares	Value

Affiliated Master Portfolios: 24.63%
Wells Fargo Advantage Emerging Growth Portfolio (l)		N/A	$20,205,878
Wells Fargo Advantage Equity Value Portfolio (l)		N/A	30,436,804
Wells Fargo Advantage International Growth Portfolio (l)		N/A	24,345,070
Wells Fargo Advantage Small Company Value Portfolio (l)		N/A	20,291,898
Wells Fargo Advantage Total Return Bond Portfolio (l)		N/A	74,609,483

Total Affiliated Master Portfolios (Cost $163,434,681)			169,889,133

Investment Companies: 70.25%

Alternative Investment Funds: 4.72%
ING Global Real Estate Fund		824,438	13,108,564
PIMCO CommodityRealReturn Strategy Fund		3,158,643	19,488,826

			32,597,390

International Equity Funds: 19.15%
American Century Growth Fund		1,328,612	35,394,230
DFA International Small Cap Value Portfolio		597,252	8,033,035
Dodge & Cox International Stock Fund		424,166	12,050,550
Oppenheimer Developing Markets Fund		341,420	10,126,527
T. Rowe Price International Discovery Fund		201,805	8,060,078
Templeton Institutional Foreign Equity Fund		740,499	11,988,672
Thornburg International Value Fund		1,484,047	36,299,779
Wells Fargo Advantage Emerging Markets Equity Fund (l)		518,379	10,144,674

			132,097,545

International Fixed Income Funds: 9.00%
Oppenheimer International Bond Fund		5,005,910	30,986,584
PIMCO High Yield Fund		3,403,889	31,077,510

			62,064,094

U.S. Equity Funds: 25.68%
Eaton Vance Large Cap Value Fund		861,968	15,265,458
MFS Value Fund		652,052	15,199,339
Royce Pennsylvania Mutual Fund		1,843,907	20,190,786
T. Rowe Price Blue Chip Growth Fund		1,164,308	49,587,882
Wells Fargo Advantage Endeavor Select Fund (l)†		2,692,532	28,298,515
Wells Fargo Advantage Small Cap Value Fund (l)		672,291	20,430,922
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)		861,206	28,170,058

			177,142,960

U.S. Fixed Income Fund: 11.70%
Wells Fargo Advantage Government Securities Fund (l)		7,078,891	80,699,362

Total Investment Companies (Cost $432,836,700)			484,601,351

	Yield

Short-Term Investments: 4.96%

Investment Companies: 0.09%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	655,626	655,626

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	35

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security Name	Yield	Maturity Date	Principal	Value

U.S. Treasury Securities: 4.87%
U.S. Treasury Bill #(z)	0.05%	08/02/2012	$18,500,000	$18,498,335
U.S. Treasury Bill #(z)	0.07	08/23/2012	15,095,000	15,092,570

				33,590,905

Total Short-Term Investments (Cost $34,245,964)				34,246,531

Total Investments in Securities
(Cost $630,517,345)*	99.84%	688,737,015
Other Assets and Liabilities, Net	0.16	1,078,594

Total Net Assets	100.00%	$689,815,609

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $656,254,565 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$67,301,283
Gross unrealized depreciation	(34,818,833)

Net unrealized appreciation	$32,482,450

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security Name		Shares	Value

Affiliated Master Portfolios: 23.18%
Wells Fargo Advantage Emerging Growth Portfolio (l)		N/A	$9,894,443
Wells Fargo Advantage Equity Value Portfolio (l)		N/A	14,894,793
Wells Fargo Advantage International Growth Portfolio (l)		N/A	11,936,883
Wells Fargo Advantage Small Company Value Portfolio (l)		N/A	9,940,015
Wells Fargo Advantage Total Return Bond Portfolio (l)		N/A	17,454,736

Total Affiliated Master Portfolios (Cost $61,559,519)			64,120,870

Investment Companies: 71.08%

Alternative Investment Funds: 4.66%
ING Global Real Estate Fund		330,188	5,249,993
PIMCO CommodityRealReturn Strategy Fund		1,238,304	7,640,335

			12,890,328

International Equity Funds: 23.39%
American Century Growth Fund		650,059	17,317,573
DFA International Small Cap Value Portfolio		292,222	3,930,385
Dodge & Cox International Stock Fund		207,747	5,902,102
Oppenheimer Developing Markets Fund		167,070	4,955,290
T. Rowe Price International Discovery Fund		98,973	3,952,966
Templeton Institutional Foreign Equity Fund		362,998	5,876,931
Thornburg International Value Fund		728,036	17,807,750
Wells Fargo Advantage Emerging Markets Equity Fund (l)		253,570	4,962,360

			64,705,357

International Fixed Income Funds: 5.39%
Oppenheimer International Bond Fund		1,203,799	7,451,515
PIMCO High Yield Fund		818,719	7,474,902

			14,926,417

U.S. Equity Funds: 31.33%
Eaton Vance Large Cap Value Fund		421,453	7,463,937
MFS Value Fund		319,429	7,445,885
Royce Pennsylvania Mutual Fund		902,029	9,877,216
T. Rowe Price Blue Chip Growth Fund		570,088	24,280,069
Wells Fargo Advantage Endeavor Select Fund (l)†		1,316,587	13,837,332
Wells Fargo Advantage Small Cap Value Fund (l)		326,886	9,934,070
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)		422,994	13,836,149

			86,674,658

U.S. Fixed Income Fund: 6.31%
Wells Fargo Advantage Government Securities Fund (l)		1,531,634	17,460,623

Total Investment Companies (Cost $175,365,748)			196,657,383

	Yield

Short-Term Investments: 5.74%

Investment Companies: 0.01%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	19,622	19,622

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	37

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security Name	Yield	Maturity Date	Principal	Value

U.S. Treasury Securities: 5.73%
U.S. Treasury Bill #(z)	0.05%	08/02/2012	$8,635,000	$8,634,223
U.S. Treasury Bill #(z)	0.07	08/23/2012	7,215,000	7,213,838

				15,848,061

Total Short-Term Investments (Cost $15,867,422)				15,867,683

Total Investments in Securities
(Cost $252,792,689)*	100.00%	276,645,936
Other Assets and Liabilities, Net	0.00	10,700

Total Net Assets	100.00%	$276,656,636

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $262,679,965 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$28,157,158
Gross unrealized depreciation	(14,191,187)

Net unrealized appreciation	$13,965,971

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER EQUITY PORTFOLIO

Security Name		Shares	Value

Affiliated Master Portfolios: 28.53%
Wells Fargo Advantage Emerging Growth Portfolio (l)		N/A	$5,488,468
Wells Fargo Advantage Equity Value Portfolio (l)		N/A	13,767,039
Wells Fargo Advantage International Growth Portfolio (l)		N/A	6,548,186
Wells Fargo Advantage Small Company Value Portfolio (l)		N/A	5,503,119

Total Affiliated Master Portfolios (Cost $29,846,101)			31,306,812

Investment Companies: 71.30%

International Equity Funds: 29.74%
American Century Growth Fund		259,036	6,900,714
DFA International Small Cap Value Portfolio		156,769	2,108,537
Dodge & Cox International Stock Fund		112,524	3,196,799
Oppenheimer Developing Markets Fund		90,607	2,687,411
T. Rowe Price International Discovery Fund		54,239	2,166,314
Templeton Institutional Foreign Equity Fund		196,703	3,184,619
Thornburg International Value Fund		397,729	9,728,444
Wells Fargo Advantage Emerging Markets Equity Fund (l)		136,165	2,664,743

			32,637,581

U.S. Equity Funds: 41.56%
Eaton Vance Large Cap Value Fund		391,615	6,935,509
MFS Value Fund		295,587	6,890,136
Royce Pennsylvania Mutual Fund		503,558	5,513,961
T. Rowe Price Blue Chip Growth Fund		226,949	9,665,741
Wells Fargo Advantage Endeavor Select Fund (l)†		526,399	5,532,455
Wells Fargo Advantage Small Cap Value Fund (l)		183,559	5,578,371
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)		167,651	5,483,862

			45,600,035

Total Investment Companies (Cost $66,630,270)			78,237,616

	Yield
Short-Term Investments: 0.28%

Investment Companies: 0.28%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	301,478	301,478

Total Short-Term Investments (Cost $301,478)			301,478

Total Investments in Securities
(Cost $96,777,849)*	100.11%	109,845,906
Other Assets and Liabilities, Net	(0.11)	(119,210)

Total Net Assets	100.00%	$109,726,696

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $97,688,250 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$14,573,816
Gross unrealized depreciation	(2,416,160)

Net unrealized appreciation	$12,157,656

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	39

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Security Name			Shares	Value

Affiliated Master Portfolios: 21.98%
Wells Fargo Advantage Emerging Growth Portfolio (l)			N/A	$16,206,817
Wells Fargo Advantage Equity Value Portfolio (l)			N/A	24,385,147
Wells Fargo Advantage International Growth Portfolio (l)			N/A	19,430,793
Wells Fargo Advantage Small Company Value Portfolio (l)			N/A	16,220,157

Total Affiliated Master Portfolios (Cost $72,130,960)				76,242,914

Investment Companies: 71.46%

International Equity Funds: 30.42%
American Century Growth Fund			1,066,314	28,406,612
DFA International Small Cap Value Portfolio			476,317	6,406,464
Dodge & Cox International Stock Fund			338,404	9,614,060
Oppenheimer Developing Markets Fund			271,731	8,059,554
T. Rowe Price International Discovery Fund			161,295	6,442,103
Templeton Institutional Foreign Equity Fund			591,751	9,580,448
Thornburg International Value Fund			1,183,015	28,936,547
Wells Fargo Advantage Emerging Markets Equity Fund (l)			412,099	8,064,774

				105,510,562

U.S. Equity Funds: 41.04%
Eaton Vance Large Cap Value Fund			688,129	12,186,763
MFS Value Fund			520,442	12,131,493
Royce Pennsylvania Mutual Fund			1,480,635	16,212,958
T. Rowe Price Blue Chip Growth Fund			935,971	39,863,026
Wells Fargo Advantage Endeavor Select Fund (l)†			2,170,521	22,812,175
Wells Fargo Advantage Small Cap Value Fund (l)			541,954	16,469,993
Wells Fargo Advantage Strategic Large Cap Growth Fund (l)			692,895	22,664,590

				142,340,998

Total Investment Companies (Cost $211,944,740)				247,851,560

	Yield
Short-Term Investments: 6.86%

Investment Companies: 0.87%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		3,000,000	3,000,000

		Maturity Date	Principal
U.S. Treasury Securities: 5.99%
U.S. Treasury Bill #(z)	0.05	08/02/2012	$6,300,000	6,299,433
U.S. Treasury Bill #(z)	0.07	08/23/2012	14,485,000	14,482,665

				20,782,098

Total Short-Term Investments (Cost $23,782,105)				23,782,098

Total Investments in Securities
(Cost $307,857,805)*	100.30%	347,876,572
Other Assets and Liabilities, Net	(0.30)	(1,044,160)

Total Net Assets	100.00%	$346,832,412

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of Investments—May 31, 2012

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

(l)	Investment in an affiliate

†	Non-income earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $315,165,890 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$40,236,760
Gross unrealized depreciation	(7,526,078)

Net unrealized appreciation	$32,710,682

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

42	Wells Fargo Advantage WealthBuilder Portfolios	Statements of Assets and Liabilities—May 31, 2012

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$169,305,489	$260,752,317
In affiliated Master Portfolios, at value (see cost below)	153,625,827	160,131,998
In affiliated Underlying Funds, at value (see cost below)	340,075,857	288,926,513

Total investments, at value (see cost below)	663,007,173	709,810,828
Cash	88,659	0
Receivable for investments sold	506,189	1,203,986
Receivable for Portfolio shares sold	1,528,505	1,974,007
Receivable for dividends	193,518	169,068
Prepaid expenses and other assets	15,292	21,753

Total assets	665,339,336	713,179,642

Liabilities
Payable for investments purchased	782,424	664,450
Payable for Portfolio shares redeemed	1,365,857	1,277,005
Payable for daily variation margin on open futures contracts	236,080	506,106
Advisory fee payable	77,461	100,378
Distribution fees payable	425,593	456,920
Due to other related parties	175,912	188,890
Shareholder servicing fee payable	140,676	150,345
Accrued expenses and other liabilities	43,401	34,123

Total liabilities	3,247,404	3,378,217

Total net assets	$662,091,932	$709,801,425

NET ASSETS CONSIST OF
Paid-in capital	$636,534,015	$684,169,297
Undistributed net investment income (loss)	8,715	16,680
Accumulated net realized losses on investments	(2,291,407)	(10,542,355)
Net unrealized gains on investments	27,840,609	36,157,803

Total net assets	$662,091,932	$709,801,425

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets	$662,091,932	$709,801,425
Shares outstanding	62,624,579	64,760,595
Net asset value per share	$10.57	$10.96
Maximum offering price per share[2]	$10.73	$11.13

Investment in unaffiliated Underlying Funds and securities, at cost	$160,099,236	$246,376,614

Investments in affiliated Master Portfolios, at cost	$148,373,138	$154,644,074

Investments in affiliated Underlying Funds, at cost	$327,391,068	$274,067,704

Total investments, at cost	$635,863,442	$675,088,392

1.	The Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	43

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$350,448,725	$152,474,910	$58,978,185	$198,622,126
169,889,133	64,120,870	31,306,812	76,242,914
168,399,157	60,050,156	19,560,909	73,011,532

688,737,015	276,645,936	109,845,906	347,876,572
0	0	0	100,048
2,273,651	1,012,766	98,522	0
1,680,842	291,147	126,408	238,572
94,434	22,562	0	0
30,769	14,729	11,974	18,045

692,816,711	277,987,140	110,082,810	348,233,237

366,222	86,624	0	100,048
926,883	504,976	194,676	492,149
764,948	344,965	0	325,609
100,225	32,916	4,661	44,560
451,407	182,947	72,318	228,043
186,549	75,600	29,892	94,263
147,428	59,907	23,087	74,617
57,440	42,569	31,480	41,536

3,001,102	1,330,504	356,114	1,400,825

$689,815,609	$276,656,636	$109,726,696	$346,832,412

$743,544,534	$291,127,350	$132,152,607	$447,332,650
310,151	157,680	(470)	93,224
(114,912,826)	(40,312,369)	(35,493,498)	(147,255,181)
60,873,750	25,683,975	13,068,057	46,661,719

$689,815,609	$276,656,636	$109,726,696	$346,832,412

$689,815,609	$276,656,636	$109,726,696	$346,832,412
62,876,194	25,447,651	10,609,526	26,427,436
$10.97	$10.87	$10.34	$13.12
$11.14	$11.04	$10.50	$13.32

$317,435,124	$138,545,089	$50,562,383	$175,383,267

$163,434,681	$61,559,519	$29,846,101	$72,130,960

$149,647,540	$52,688,081	$16,369,365	$60,343,578

$630,517,345	$252,792,689	$96,777,849	$307,857,805

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage WealthBuilder Portfolios	Statements of Operations—Year Ended May 31, 2012

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Investment income
Dividends from unaffiliated Underlying Funds	$9,277,556	$9,506,962
Dividends from affiliated Underlying Funds	7,471,666	6,101,382
Dividends allocated from affiliated Master Portfolios*	465,894	955,393
Interest	5,988	13,756
Interest allocated from affiliated Master Portfolios	3,387,073	2,654,918
Interest from affiliated Underlying Funds	293	560
Expenses allocated from affiliated Master Portfolios	(682,937)	(802,846)
Waivers allocated from affiliated Master Portfolios	34,750	34,133

Total investment income	19,960,283	18,464,258

Expenses
Advisory fee	1,325,193	1,367,376
Administration fee	2,053,697	2,119,048
Shareholder servicing fee	1,655,302	1,707,236
Distribution fees	4,969,473	5,127,659
Custody and accounting fees	56,731	64,672
Professional fees	16,536	21,503
Registration fees	76,011	49,732
Shareholder report expenses	45,410	44,202
Trustees’ fees and expenses	14,468	12,001
Other fees and expenses	19,266	11,679

Total expenses	10,232,087	10,525,108
Less: Fee waivers and/or expense reimbursements	(293,141)	(269,789)

Net expenses	9,938,946	10,255,319

Net investment income (loss)	10,021,337	8,208,939

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	(740,549)	(1,481,153)
Affiliated Underlying Funds	244,308	(216,025)
Futures transactions	(1,495,880)	(5,005,343)
Capital gain distributions from unaffiliated Underlying Funds	1,199,073	1,855,603
Capital gain distributions from affiliated Underlying Funds	1,593,679	2,314,422
Security transactions allocated from affiliated Master Portfolios	6,995,931	6,443,850

Net realized gains on investments	7,796,562	3,911,354

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	(18,486,077)	(26,547,721)
Affiliated Underlying Funds	1,737,108	(2,186,848)
Futures transactions	(230,154)	(517,197)
Security transactions allocated from affiliated Master Portfolios	(978,357)	(3,702,011)

Net change in unrealized gains (losses) on investments	(17,957,480)	(32,953,777)

Net realized and unrealized gains (losses) on investments	(10,160,918)	(29,042,423)

Net decrease in net assets resulting from operations	$(139,581)	$(20,833,484)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios of	$24,260	$51,526

The accompanying notes are an integral part of these financial statements.

Statements of Operations—Year Ended May 31, 2012	Wells Fargo Advantage WealthBuilder Portfolios	45

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$11,366,296	$3,942,018	$849,207	$2,170,751
2,434,594	824,034	98,433	302,747
1,579,561	774,731	572,596	1,283,404
23,539	10,792	0	11,401
2,257,045	577,727	52,792	155,931
2,003	461	259	2,706
(1,032,154)	(432,802)	(250,035)	(606,056)
36,890	13,473	5,069	15,040

16,667,774	5,710,434	1,328,321	3,335,924

1,424,368	572,642	238,953	727,000
2,207,339	887,421	370,303	1,126,624
1,775,896	714,281	297,501	905,786
5,341,381	2,147,406	896,077	2,726,251
67,487	68,683	34,213	57,906
21,503	17,882	15,575	17,863
33,881	29,469	24,155	23,677
65,898	29,199	15,200	44,561
10,607	16,934	11,866	19,678
11,848	11,421	9,907	8,807

10,960,208	4,495,338	1,913,750	5,658,153
(277,444)	(200,526)	(121,597)	(205,652)

10,682,764	4,294,812	1,792,153	5,452,501

5,985,010	1,415,622	(463,832)	(2,116,577)

(1,832,705)	(1,563,207)	1,384,157	2,988,317
117,344	(780,596)	(334,615)	1,103,870
(9,221,149)	(2,661,835)	0	7,333,620
2,741,213	1,287,107	539,189	1,812,895
3,507,156	1,579,924	848,719	2,471,383
8,049,138	2,474,395	1,176,996	3,313,181

3,360,997	335,788	3,614,446	19,023,266

(39,646,251)	(17,021,035)	(9,912,181)	(26,585,627)
(8,861,191)	(4,447,641)	(3,081,739)	(11,410,391)
(1,008,761)	345,667	0	5,703,316
(9,423,594)	(4,388,532)	(3,812,245)	(8,604,602)

(58,939,797)	(25,511,541)	(16,806,165)	(40,897,304)

(55,578,800)	(25,175,753)	(13,191,719)	(21,874,038)

$(49,593,790)	$(23,760,131)	$(13,655,551)	$(23,990,615)

$84,172	$41,495	$24,022	$68,340

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage WealthBuilder Portfolios	Statements of Changes in Net Assets

	WealthBuilder Conservative Allocation Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$10,021,337		$9,648,371
Net realized gains on investments		7,796,562		16,935,804
Net change in unrealized gains (losses) on investments		(17,957,480)		32,488,876

Net increase (decrease) in net assets resulting from operations		(139,581)		59,073,051

Distributions to shareholders from
Net investment income		(12,894,980)		(10,631,126)
Net realized gains		(12,573,547)		0

Total distributions to shareholders		(25,468,527)		(10,631,126)

Capital share transactions	Shares		Shares
Proceeds from shares sold	18,488,616	197,314,662	23,897,781	251,945,943
Reinvestment of distributions	2,290,736	23,999,576	926,641	9,855,666
Payment for shares redeemed	(15,356,395)	(163,699,578)	(11,493,309)	(122,403,615)

Net increase in net assets resulting from capital share transactions		57,614,660		139,397,994

Total increase in net assets		32,006,552		187,839,919

Net assets
Beginning of period		630,085,380		442,245,461

End of period		$662,091,932		$630,085,380

Undistributed (overdistributed) net investment income		$8,715		$(1,197)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage WealthBuilder Portfolios	47

	WealthBuilder Moderate Balanced Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$8,208,939		$7,143,642
Net realized gains on investments		3,911,354		24,035,292
Net change in unrealized gains (losses) on investments		(32,953,777)		57,444,430

Net increase (decrease) in net assets resulting from operations		(20,833,484)		88,623,364

Distributions to shareholders from
Net investment income		(11,998,269)		(10,351,052)
Net realized gains		(100,284)		0

Total distributions to shareholders		(12,098,553)		(10,351,052)

Capital share transactions	Shares		Shares
Proceeds from shares sold	16,953,948	186,784,849	23,205,698	251,656,652
Reinvestment of distributions	1,088,624	11,746,556	912,956	9,910,734
Payment for shares redeemed	(13,390,824)	(146,942,445)	(11,238,977)	(121,642,643)

Net increase in net assets resulting from capital share transactions		51,588,960		139,924,743

Total increase in net assets		18,656,923		218,197,055

Net assets
Beginning of period		691,144,502		472,947,447

End of period		$709,801,425		$691,144,502

Undistributed (overdistributed) net investment income		$16,680		$(681)

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage WealthBuilder Portfolios	Statements of Changes in Net Assets

	WealthBuilder Growth Balanced Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$5,985,010		$4,006,272
Net realized gains on investments		3,360,997		44,713,061
Net change in unrealized gains (losses) on investments		(58,939,797)		98,098,942

Net increase (decrease) in net assets resulting from operations		(49,593,790)		146,818,275

Distributions to shareholders from
Net investment income		(7,382,373)		(6,589,539)

Capital share transactions	Shares		Shares
Proceeds from shares sold	10,761,743	119,273,773	17,319,200	188,174,685
Reinvestment of distributions	680,606	7,180,393	573,448	6,405,414
Payment for shares redeemed	(15,010,886)	(164,945,505)	(13,014,144)	(140,432,800)

Net increase (decrease) in net assets resulting from capital share transactions		(38,491,339)		54,147,299

Total increase (decrease) in net assets		(95,467,502)		194,376,035

Net assets
Beginning of period		785,283,111		590,907,076

End of period		$689,815,609		$785,283,111

Undistributed net investment income		$310,151		$45,308

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage WealthBuilder Portfolios	49

	WealthBuilder Growth Allocation Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment income		$1,415,622		$410,040
Net realized gains on investments		335,788		18,600,356
Net change in unrealized gains (losses) on investments		(25,511,541)		43,831,212

Net increase (decrease) in net assets resulting from operations		(23,760,131)		62,841,608

Distributions to shareholders from
Net investment income		(1,913,751)		(1,471,806)

Capital share transactions	Shares		Shares
Proceeds from shares sold	4,729,644	51,894,105	7,485,153	80,443,267
Reinvestment of distributions	180,767	1,881,788	129,223	1,439,542
Payment for shares redeemed	(5,934,741)	(64,651,337)	(4,633,946)	(49,403,506)

Net increase (decrease) in net assets resulting from capital share transactions		(10,875,444)		32,479,303

Total increase (decrease) in net assets		(36,549,326)		93,849,105

Net assets
Beginning of period		313,205,962		219,356,857

End of period		$276,656,636		$313,205,962

Undistributed net investment income		$157,680		$4,998

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage WealthBuilder Portfolios	Statements of Changes in Net Assets

	WealthBuilder Equity Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment loss		$(463,832)		$(886,133)
Net realized gains on investments		3,614,446		7,257,521
Net change in unrealized gains (losses) on investments		(16,806,165)		23,398,121

Net increase (decrease) in net assets resulting from operations		(13,655,551)		29,769,509

Capital share transactions	Shares		Shares
Proceeds from shares sold	899,112	9,453,570	1,792,843	18,552,541
Payment for shares redeemed	(2,640,455)	(27,495,988)	(2,628,789)	(26,890,457)

Net decrease in net assets resulting from capital share transactions		(18,042,418)		(8,337,916)

Total increase (decrease) in net assets		(31,697,969)		21,431,593

Net assets
Beginning of period		141,424,665		119,993,072

End of period		$109,726,696		$141,424,665

Undistributed net investment loss		$(470)		$(9,457)

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage WealthBuilder Portfolios	51

	WealthBuilder Tactical Equity Portfolio
	Year Ended May 31, 2012		Year Ended May 31, 2011

Operations
Net investment loss		$(2,116,577)		$(3,071,234)
Net realized gains on investments		19,023,266		40,344,211
Net change in unrealized gains (losses) on investments		(40,897,304)		49,528,172

Net increase (decrease) in net assets resulting from operations		(23,990,615)		86,801,149

Capital share transactions	Shares		Shares
Proceeds from shares sold	2,991,981	39,140,068	4,472,603	56,447,019
Payment for shares redeemed	(6,576,556)	(85,179,881)	(6,703,181)	(82,767,475)

Net decrease in net assets resulting from capital share transactions		(46,039,813)		(26,320,456)

Total increase (decrease) in net assets		(70,030,428)		60,480,693

Net assets
Beginning of period		416,862,840		356,382,147

End of period		$346,832,412		$416,862,840

Undistributed net income		$93,224		$75,583

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage WealthBuilder Portfolios	Financial Highlights

	Beginning Net Asset Value Per Share	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Distributions from Net Investment Income	Distributions from Net Realized Gains

WealthBuilder Conservative Allocation Portfolio
June 1, 2011 to May 31, 2012	$11.02	0.16	(0.20)	(0.21)	(0.20)
June 1, 2010 to May 31, 2011	$10.08	0.18	0.96	(0.20)	0.00
June 1, 2009 to May 31, 2010	$9.38	0.21	0.71	(0.22)	0.00
June 1, 2008 to May 31, 2009	$10.64	0.31	(1.23)	(0.32)	(0.02)
June 1, 2007 to May 31, 2008	$10.84	0.33	(0.01)	(0.32)	(0.20)

WealthBuilder Moderate Balanced Portfolio
June 1, 2011 to May 31, 2012	$11.50	0.13 [3]	(0.48)	(0.19)	(0.00)[4]
June 1, 2010 to May 31, 2011	$10.01	0.14	1.54	(0.19)	0.00
June 1, 2009 to May 31, 2010	$9.01	0.15	1.00	(0.15)	0.00
June 1, 2008 to May 31, 2009	$11.35	0.24	(2.32)	(0.26)	(0.00)[4]
June 1, 2007 to May 31, 2008	$12.00	0.29	(0.30)	(0.29)	(0.35)

WealthBuilder Growth Balanced Portfolio
June 1, 2011 to May 31, 2012	$11.82	0.09	(0.82)	(0.12)	0.00
June 1, 2010 to May 31, 2011	$9.60	0.06	2.26	(0.10)	0.00
June 1, 2009 to May 31, 2010	$8.30	0.10	1.29	(0.09)	0.00
June 1, 2008 to May 31, 2009	$12.27	0.17	(3.86)	(0.20)	(0.08)
June 1, 2007 to May 31, 2008	$13.85	0.27	(0.79)	(0.25)	(0.81)

WealthBuilder Growth Allocation Portfolio
June 1, 2011 to May 31, 2012	$11.83	0.05 [3]	(0.94)	(0.07)	0.00
June 1, 2010 to May 31, 2011	$9.34	0.02	2.53	(0.06)	0.00
June 1, 2009 to May 31, 2010	$7.98	0.04	1.36	(0.04)	0.00
June 1, 2008 to May 31, 2009	$12.47	0.12	(4.41)	(0.12)	(0.08)
June 1, 2007 to May 31, 2008	$13.99	0.20	(0.99)	(0.19)	(0.54)

WealthBuilder Equity Portfolio
June 1, 2011 to May 31, 2012	$11.45	(0.04)	(1.07)	0.00	0.00
June 1, 2010 to May 31, 2011	$9.10	(0.07)	2.42	0.00	0.00
June 1, 2009 to May 31, 2010	$7.72	(0.06)	1.44	0.00	0.00
June 1, 2008 to May 31, 2009	$12.55	(0.01)	(4.39)	(0.01)	(0.42)
June 1, 2007 to May 31, 2008	$15.11	0.11	(1.36)	(0.10)	(1.21)

WealthBuilder Tactical Equity Portfolio
June 1, 2011 to May 31, 2012	$13.89	(0.08)[3]	(0.69)	0.00	0.00
June 1, 2010 to May 31, 2011	$11.05	(0.10)	2.94	0.00	0.00
June 1, 2009 to May 31, 2010	$9.13	(0.06)	1.98	0.00	0.00
June 1, 2008 to May 31, 2009	$15.79	(0.01)	(5.98)	(0.01)	(0.66)
June 1, 2007 to May 31, 2008	$18.72	0.22	(1.49)	(0.21)	(1.45)

1.	These ratios do not include the expenses allocated from the affiliated Master Portfolios.

2.	Total return calculations do not include any sales charges.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage WealthBuilder Portfolios	53

Ending Net Asset Value Per Share	Ratio to Average Net Assets			Total Return[2]	Portfolio Turnover Rate	Net Assets at End of Period (000’s omitted)
	Net Investment Income (Loss)[1]	Gross Expenses[1]	Net Expenses[1]

$10.57	1.51%	1.54%	1.50%	(0.32)%	176%	$662,092
$11.02	1.75%	1.58%	1.50%	11.42%	168%	$630,085
$10.08	2.18%	1.56%	1.50%	9.87%	157%	$442,245
$9.38	3.43%	1.56%	1.50%	(8.47)%	153%	$206,683
$10.64	3.06%	1.59%	1.50%	3.04%	135%	$134,804

$10.96	1.20%	1.54%	1.50%	(2.96)%	145%	$709,801
$11.50	1.24%	1.55%	1.50%	16.96%	142%	$691,145
$10.01	1.62%	1.57%	1.50%	12.81%	130%	$472,947
$9.01	2.76%	1.57%	1.50%	(18.25)%	134%	$249,607
$11.35	2.61%	1.57%	1.50%	(0.14)%	109%	$245,104

$10.97	0.84%	1.54%	1.50%	(6.17)%	131%	$689,816
$11.82	0.59%	1.54%	1.50%	24.27%	140%	$785,283
$9.60	1.12%	1.56%	1.50%	16.75%	120%	$590,907
$8.30	1.95%	1.56%	1.50%	(29.76)%	142%	$447,000
$12.27	2.07%	1.57%	1.50%	(4.00)%	104%	$693,612

$10.87	0.49%	1.57%	1.50%	(7.47)%	96%	$276,657
$11.83	0.16%	1.57%	1.50%	27.33%	110%	$313,206
$9.34	0.47%	1.60%	1.50%	17.51%	97%	$219,357
$7.98	1.42%	1.59%	1.50%	(34.13)%	119%	$147,691
$12.47	1.59%	1.58%	1.50%	(5.84)%	76%	$207,241

$10.34	(0.39)%	1.60%	1.50%	(9.69)%	24%	$109,727
$11.45	(0.68)%	1.60%	1.50%	25.82%	52%	$141,425
$9.10	(0.68)%	1.61%	1.50%	17.88%	46%	$119,993
$7.72	(0.08)%	1.61%	1.50%	(34.63)%	62%	$104,334
$12.55	0.73%	1.59%	1.50%	(8.75)%	37%	$187,597

$13.12	(0.58)%	1.56%	1.50%	(5.54)%	31%	$346,832
$13.89	(0.81)%	1.55%	1.50%	25.70%	73%	$416,863
$11.05	(0.54)%	1.57%	1.50%	21.03%	89%	$356,382
$9.13	(0.01)%	1.57%	1.50%	(37.36)%	123%	$304,770
$15.79	1.28%	1.57%	1.50%	(7.31)%	47%	$582,572

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (“WealthBuilder Conservative Allocation Portfolio”), Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (“WealthBuilder Moderate Balanced Portfolio” ), Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (“WealthBuilder Growth Balanced Portfolio”), Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (“WealthBuilder Growth Allocation Portfolio” ), Wells Fargo Advantage WealthBuilder Equity Portfolio (“WealthBuilder Equity Portfolio”) and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios are funds of funds which seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and unaffiliated mutual funds (collectively, the “Underlying Funds”). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Portfolio investing in a Master Portfolio acquires an indirect interest in those securities. Each Portfolio accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in underlying open-end mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in the Master Portfolios are valued daily based on each Portfolio’s proportionate share of each Master Portfolio’s net assets, which are also valued daily.

Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments which are not valued using the method discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio investments that the Valuation Committee deems necessary in determining the fair value of portfolio investments, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees considers for ratification any valuation actions taken by the Valuation Committee or the Management Valuation Team.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	55

provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or sub-adviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

The Portfolios may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Portfolios may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Portfolio and each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Portfolio records on a daily basis its proportionate share of each Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment.

56	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

Temporary differences do not require reclassifications. At May 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Losses on Investments
WealthBuilder Conservative Allocation Portfolio	$(4,673)	$2,883,555	$(2,878,882)
WealthBuilder Moderate Balanced Portfolio	(141,272)	3,806,691	(3,665,419)
WealthBuilder Growth Balanced Portfolio	(184,082)	1,662,206	(1,478,124)
WealthBuilder Growth Allocation Portfolio	(10,391)	650,811	(640,420)
WealthBuilder Equity Portfolio	(248,264)	472,819	(224,555)
WealthBuilder Tactical Equity Portfolio	(1,481,359)	2,134,218	(652,859)

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, each Portfolio is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, each Portfolio may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At May 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment Capital Loss Expiration		Post-enactment Capital Losses Short Term
	2017	2018
WealthBuilder Growth Balanced Portfolio	$0	$86,032,930	$412,859
WealthBuilder Growth Allocation Portfolio	0	28,576,555	0
WealthBuilder Equity Portfolio	0	34,583,567	0
WealthBuilder Tactical Equity Portfolio	13,230,947	119,979,973	0

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	57

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2012, the inputs used in valuing each Portfolio’s assets, which are carried at fair value, were as follows:

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
WealthBuilder Conservative Allocation Portfolio

Equity securities
Affiliated Master Portfolios	$0	$153,625,827	$0	$153,625,827
Investment companies	498,254,943	0	0	498,254,943

Short-term investments
Investment companies	657,700	0	0	657,700
U.S. Treasury securities	10,468,703	0	0	10,468,703
	$509,381,346	$153,625,827	$0	$663,007,173
WealthBuilder Moderate Balanced Portfolio

Equity securities
Affiliated Master Portfolios	$0	$160,131,998	$0	$160,131,998
Investment companies	528,380,228	0	0	528,380,228

Short-term investments
Investment companies	581,138	0	0	581,138
U.S. Treasury securities	20,717,464	0	0	20,717,464
	$549,678,830	$160,131,998	$0	$709,810,828
WealthBuilder Growth Balanced Portfolio

Equity securities
Affiliated Master Portfolios	$0	$169,889,133	$0	$169,889,133
Investment companies	484,601,351	0	0	484,601,351

Short-term investments
Investment companies	655,626	0	0	655,626
U.S. Treasury securities	33,590,905	0	0	33,590,905
	$518,847,882	$169,889,133	$0	$688,737,015

58	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

Investments in Securities	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
WealthBuilder Growth Allocation Portfolio

Equity securities
Affiliated Master Portfolios	$0	$64,120,870	$0	$64,120,870
Investment companies	196,657,383	0	0	196,657,383

Short-term investments
Investment companies	19,622	0	0	19,622
U.S. Treasury securities	15,848,061	0	0	15,848,061
	$212,525,066	$64,120,870	$0	$276,645,936
WealthBuilder Equity Portfolio

Equity securities
Affiliated Master Portfolios	$0	$31,306,812	$0	$31,306,812
Investment companies	78,237,616	0	0	78,237,616

Short-term investments
Investment companies	301,478	0	0	301,478
	$78,539,094	$31,306,812	$0	$109,845,906
WealthBuilder Tactical Equity Portfolio

Equity securities
Affiliated Master Portfolios	$0	$76,242,914	$0	$76,242,914
Investment companies	247,851,560	0	0	247,851,560

Short-term investments
Investment companies	3,000,000	0	0	3,000,000
U.S. Treasury securities	20,782,098	0	0	20,782,098
	$271,633,658	$76,242,914	$0	$347,876,572

Further details on the major security types listed above can be found in each Portfolio of Investments.

As of May 31, 2012, the inputs used in valuing each Portfolio’s other financial instruments, which are carried at fair value, were as follows:

Futures contracts+	Quoted Prices (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
WealthBuilder Conservative Allocation Portfolio	$696,878	$0	$0	$696,878
WealthBuilder Moderate Balanced Portfolio	1,435,367	0	0	1,435,367
WealthBuilder Growth Balanced Portfolio	2,654,080	0	0	2,654,080
WealthBuilder Growth Allocation Portfolio	1,830,728	0	0	1,830,728
WealthBuilder Tactical Equity Portfolio	6,642,952	0	0	6,642,952

+	Futures contracts are presented at the unrealized gains or losses on the instruments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2012, the Portfolios did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the sub-adviser, who is responsible for day-to-day portfolio management of the Portfolios.

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	59

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of each Portfolio increases. For the year ended May 31, 2012, the advisory fee was equivalent to an annual rate of 0.20% of each Portfolio’s average daily net assets.

Funds Management also serves as the adviser to each Master Portfolio and affiliated Underlying Fund and is entitled to receive a fee for those services.

Funds Management has retained the services of a sub-adviser to provide daily portfolio management to each Portfolio. The fee for sub-advisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the sub-adviser to each Portfolio and is paid an annual sub-advisory fee of 0.15% of the average daily net assets of each Portfolio.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Portfolio an annual fee starting at 0.31% and declining to 0.29% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2012, the administration fee for each Portfolio was equivalent to an annual rate of 0.31% of each Portfolio’s average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios. Funds Management has committed through September 30, 2012 to waive fees and/or reimburse expenses to the extent necessary to cap each Portfolio’s expenses at 1.50%.

Distribution fees

The Trust has adopted a Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Portfolio, at an annual rate of 0.75% of each Portfolio’s average daily net assets.

For the year ended May 31, 2012, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges:

Front-end sales charges
WealthBuilder Conservative Allocation Portfolio	$28,964
WealthBuilder Moderate Balanced Portfolio	35,045
WealthBuilder Growth Balanced Portfolio	20,865
WealthBuilder Growth Allocation Portfolio	9,266
WealthBuilder Equity Portfolio	1,566
WealthBuilder Tactical Equity Portfolio	5,245

Shareholder servicing fee

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged a fee at an annual rate of 0.25% of its average daily net assets.

60	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2012 were as follows:

	Purchases at Cost*	Sales Proceeds*
WealthBuilder Conservative Allocation Portfolio	$1,213,930,336	$1,158,900,644
WealthBuilder Moderate Balanced Portfolio	1,012,410,582	972,987,299
WealthBuilder Growth Balanced Portfolio	903,184,868	947,733,661
WealthBuilder Growth Allocation Portfolio	262,606,305	282,411,424
WealthBuilder Equity Portfolio	29,157,601	49,185,043
WealthBuilder Tactical Equity Portfolio	108,397,147	161,938,309

*	The Portfolios seek to achieve their investment objective by investing some or all of its investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Portfolio’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Portfolios invest are actual aggregate purchases and sales of those funds.

6. INVESTMENTS IN AFFILIATES

A summary of each Portfolio’s transactions in shares of affiliated Underlying Funds (excluding short-term investments and affiliated Master Portfolios) during the year ended May 31, 2012 were as follows:

	Shares, Beginning of period		Shares Purchased	Shares Sold	Shares, End of Period	Value, End of Period	Dividend Income from affiliated Underlying Funds	Capital Gain Distribution from affiliated Underlying Funds
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Advantage Emerging Growth Fund	465,260	*	86,909	552,169	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	122,862		53,497	22,546	153,813	3,010,126	35,644	32,839
Wells Fargo Advantage Endeavor Select Fund	783,546		212,443	197,973	798,016	8,387,149	0	0
Wells Fargo Advantage Government Securities Fund	10,697,459		1,938,654	1,631,665	11,004,448	125,450,711	3,058,480	696,426
Wells Fargo Advantage Short Duration Government Bond Fund	17,040,883		2,528,409	1,415,537	18,153,755	188,072,901	4,295,885	0
Wells Fargo Advantage Small Cap Growth Fund	403,909		105,434	509,343	0	0	0	833,565
Wells Fargo Advantage Small Cap Value Fund	178,937		73,830	50,409	202,358	6,149,675	53,178	30,849
Wells Fargo Advantage Strategic Large Cap Growth Fund	254,222		59,457	58,479	255,200	8,347,595	28,479	0
						$339,418,157	$7,471,666	$1,593,679

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	61

	Shares, Beginning of period		Shares Purchased	Shares Sold	Shares, End of Period	Value, End of Period	Dividend Income from affiliated Underlying Funds	Capital Gain Distribution from affiliated Underlying Funds
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Advantage Emerging Growth Fund	937,841	*	160,536	1,098,377	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	267,260		88,121	26,812	328,569	6,430,098	132,661	63,605
Wells Fargo Advantage Endeavor Select Fund	1,700,087		268,120	263,805	1,704,402	17,913,262	0	0
Wells Fargo Advantage Government Securities Fund	8,673,122		2,850,470	2,763,230	8,760,362	99,868,129	2,834,207	509,187
Wells Fargo Advantage Short Duration Government Bond Fund	12,302,293		3,514,345	2,960,543	12,856,095	133,189,141	2,914,546	0
Wells Fargo Advantage Small Cap Growth Fund	878,510		145,899	1,024,409	0	0	0	1,681,332
Wells Fargo Advantage Small Cap Value Fund	389,570		105,681	64,867	430,384	13,079,361	164,522	60,298
Wells Fargo Advantage Strategic Large Cap Growth Fund	551,672		70,147	75,644	546,175	17,865,384	55,446	0
						$288,345,375	$6,101,382	$2,314,422
WealthBuilder Growth Balanced Portfolio
Wells Fargo Advantage Emerging Growth Fund	1,590,420	*	273,608	1,864,028	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	486,295		112,460	80,376	518,379	10,144,674	112,654	104,373
Wells Fargo Advantage Endeavor Select Fund	3,099,060		186,282	592,810	2,692,532	28,298,515	0	0
Wells Fargo Advantage Government Securities Fund	8,343,286		5,289,575	6,553,970	7,078,891	80,699,362	2,060,729	438,587
Wells Fargo Advantage Small Cap Growth Fund	1,593,217		139,932	1,733,149	0	0	0	2,865,566
Wells Fargo Advantage Small Cap Value Fund	710,078		110,935	148,722	672,291	20,430,922	170,343	98,630
Wells Fargo Advantage Strategic Large Cap Growth Fund	1,005,502		44,941	189,237	861,206	28,170,058	90,868	0
						$167,743,531	$2,434,594	$3,507,156
WealthBuilder Growth Allocation Portfolio
Wells Fargo Advantage Emerging Growth Fund	767,806	*	132,227	900,033	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	237,455		80,738	64,623	253,570	4,962,360	106,300	51,122
Wells Fargo Advantage Endeavor Select Fund	1,511,961		121,572	316,946	1,316,587	13,837,332	0	0
Wells Fargo Advantage Government Securities Fund	1,806,163		1,697,967	1,972,496	1,531,634	17,460,623	542,301	95,867
Wells Fargo Advantage Small Cap Growth Fund	779,483		63,298	842,781	0	0	0	1,384,842
Wells Fargo Advantage Small Cap Value Fund	346,284		71,390	90,788	326,886	9,934,070	131,123	48,093
Wells Fargo Advantage Strategic Large Cap Growth Fund	491,579		30,682	99,267	422,994	13,836,149	44,310	0
						$60,030,534	$824,034	$1,579,924

62	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

	Shares, Beginning of period		Shares Purchased	Shares Sold	Shares, End of Period	Value, End of Period	Dividend Income from affiliated Underlying Funds	Capital Gain Distribution from affiliated Underlying Funds
WealthBuilder Equity Portfolio
Wells Fargo Advantage Emerging Growth Fund	438,760	*	78,055	516,815	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	144,523		8,498	16,856	136,165	2,664,743	31,551	29,231
Wells Fargo Advantage Endeavor Select Fund	662,470		2,285	138,356	526,399	5,532,455	0	0
Wells Fargo Advantage Small Cap Growth Fund	476,136		9,010	485,146	0	0	0	791,362
Wells Fargo Advantage Small Cap Value Fund	210,461		8,544	35,446	183,559	5,578,371	48,437	28,126
Wells Fargo Advantage Strategic Large Cap Growth Fund	214,922		1,502	48,773	167,651	5,483,862	18,384	0
						$19,259,431	$98,372	$848,719
WealthBuilder Tactical Equity Portfolio
Wells Fargo Advantage Emerging Growth Fund	1,282,664	*	221,372	1,504,036	0	$0	$0	$0
Wells Fargo Advantage Emerging Markets Equity Fund	415,220		141,960	145,081	412,099	8,064,774	92,433	84,265
Wells Fargo Advantage Endeavor Select Fund	2,664,494		159,909	653,882	2,170,521	22,812,175	0	0
Wells Fargo Advantage Small Cap Growth Fund	1,366,749		57,328	1,424,077	0	0	0	2,307,825
Wells Fargo Advantage Small Cap Value Fund	607,342		136,610	201,998	541,954	16,469,993	137,395	79,293
Wells Fargo Advantage Strategic Large Cap Growth Fund	864,746		52,007	223,858	692,895	22,664,590	72,919	0
						$70,011,532	$302,747	$2,471,383

*	Amount represents shares held by Wells Fargo Advantage Small Cap Growth Fund at May 31, 2011 which subsequently merged into Wells Fargo Advantage Emerging Growth Fund at the close of business on August 26, 2011 and became shares of Wells Fargo Advantage Emerging Growth Fund.

As of May 31, 2012, the Portfolios own the following percentages of the affiliated Master Portfolios:

	Wells Fargo Advantage Emerging Growth Portfolio	Wells Fargo Advantage Equity Value Portfolio	Wells Fargo Advantage International Growth Portfolio	Wells Fargo Advantage Small Company Value Portfolio	Wells Fargo Advantage Total Return Bond Portfolio
WealthBuilder Conservative Allocation Portfolio	1%	1%	7%	3%	3%
WealthBuilder Moderate Balanced Portfolio	1%	2%	14%	6%	3%
WealthBuilder Growth Balanced Portfolio	2%	3%	22%	10%	2%
WealthBuilder Growth Allocation Portfolio	1%	2%	11%	5%	0%*
WealthBuilder Equity Portfolio	1%	1%	6%	3%	NA
WealthBuilder Tactical Equity Portfolio	2%	2%	18%	8%	NA

*	The amount invested is less than 1%.

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2012, the Portfolios entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	63

At May 31, 2012, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration Date	Contracts	Type	Contract Value at May 31, 2012	Unrealized Gains (Losses)
WealthBuilder Conservative Allocation Portfolio	June 2012	241 Long	S&P 500 Index	$78,879,300	$(2,243,535)
	June 2012	270 Short	MSCI EAFE Index	18,015,750	2,494,814
	June 2012	79 Short	MSCI Emerging Markets Index	3,584,625	556,802
	June 2012	218 Short	Russell 2000 Index	16,591,980	495,822
	September 2012	13 Long	10-Year U.S. Treasury Notes	1,741,188	17,938
	September 2012	222 Short	30-Year U.S. Treasury Bonds	33,237,563	(624,963)
WealthBuilder Moderate Balanced Portfolio	June 2012	515 Long	S&P 500 Index	168,559,500	(4,799,068)
	June 2012	583 Short	MSCI EAFE Index	38,900,675	5,319,611
	June 2012	171 Short	MSCI Emerging Markets Index	7,759,125	1,203,004
	June 2012	463 Short	Russell 2000 Index	35,238,930	1,021,422
	September 2012	20 Long	10-Year U.S. Treasury Notes	2,678,750	27,596
	September 2012	475 Short	30-Year U.S. Treasury Bonds	71,116,406	(1,337,198)
WealthBuilder Growth Balanced Portfolio	June 2012	799 Long	S&P 500 Index	261,512,700	(7,554,146)
	June 2012	916 Short	MSCI EAFE Index	61,120,100	8,546,647
	June 2012	269 Short	MSCI Emerging Markets Index	12,205,875	1,953,083
	June 2012	742 Short	Russell 2000 Index	56,473,620	1,630,364
	September 2012	19 Long	10-Year U.S. Treasury Notes	2,544,813	26,216
	September 2012	692 Short	30-Year U.S. Treasury Bonds	103,605,375	(1,948,084)
WealthBuilder Growth Allocation Portfolio	June 2012	365 Long	S&P 500 Index	119,464,500	(3,450,893)
	June 2012	449 Short	MSCI EAFE Index	29,959,525	4,266,715
	June 2012	132 Short	MSCI Emerging Markets Index	5,989,500	969,626
	June 2012	370 Short	Russell 2000 Index	28,160,700	823,808
	September 2012	5 Long	10-Year U.S. Treasury Notes	669,688	6,899
	September 2012	279 Short	30-Year U.S. Treasury Bonds	41,771,531	(785,427)
WealthBuilder Tactical Equity Portfolio	June 2012	406 Long	S&P 500 Index	132,883,800	(3,838,527)
	June 2012	790 Short	MSCI EAFE Index	52,712,750	7,370,541
	June 2012	232 Short	MSCI Emerging Markets Index	10,527,000	1,675,978
	June 2012	629 Short	Russell 2000 Index	47,873,190	1,434,960
The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2012 as follows:

	Long Contracts	Short Contracts
WealthBuilder Conservative Allocation Portfolio	$77,053,127	$68,428,996
WealthBuilder Moderate Balanced Portfolio	156,870,454	139,801,242
WealthBuilder Growth Balanced Portfolio	254,863,160	225,751,357
WealthBuilder Growth Allocation Portfolio	114,727,532	101,397,746
WealthBuilder Tactical Equity Portfolio	121,813,990	103,582,300

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

64	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

The fair value of derivative instruments as of May 31, 2012 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$17,938	*	Net assets – Net unrealized gains on investments	$624,963	*
Equity contracts	Net assets – Net unrealized gains on investments	3,547,438	*	Net assets – Net unrealized gains on investments	2,243,535	*
		$3,565,376			$2,868,498

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(6,373,211)	$(404,744)
Equity contracts	4,877,331	174,590
	$(1,495,880)	$(230,154)

The fair value of derivative instruments as of May 31, 2012 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$27,596	*	Net assets – Net unrealized gains on investments	$1,337,196	*
Equity contracts	Net assets – Net unrealized gains on investments	7,544,035	*	Net assets – Net unrealized gains on investments	4,799,068	*
		$7,571,631			$6,136,264

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(13,788,724)	$(859,184)
Equity contracts	8,783,381	341,987
	$(5,005,343)	$(517,197)

The fair value of derivative instruments as of May 31, 2012 was as follows for WealthBuilder Growth Balanced Portfolio:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$26,216	*	Net assets – Net unrealized gains on investments	$1,948,084	*
Equity contracts	Net assets – Net unrealized gains on investments	12,130,094	*	Net assets – Net unrealized gains on investments	7,554,146	*
		$12,156,310			$9,502,230

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	65

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for WealthBuilder Growth Balanced Portfolio:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(22,584,207)	$(1,145,747)
Equity contracts	13,363,058	136,986
	$(9,221,149)	$(1,008,761)

The fair value of derivative instruments as of May 31, 2012 was as follows for WealthBuilder Growth Allocation Portfolio:

	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Interest rate contracts	Net assets – Net unrealized gains on investments	$6,899	*	Net assets – Net unrealized gains on investments	$785,427	*
Equity contracts	Net assets – Net unrealized gains on investments	6,060,148	*	Net assets – Net unrealized gains on investments	3,450,892	*
		$6,067,047			$4,236,319

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2012 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2012 was as follows for WealthBuilder Growth Allocation Portfolio:

	Amount of Realized Gains (Losses) on Derivatives	Change in Unrealized Gains (Losses) on Derivatives
Interest rate contracts	$(9,090,896)	$(463,189)
Equity contracts	6,429,061	808,856
	$(2,661,835)	$345,667

On May 31, 2012, the cumulative unrealized gains on futures contracts with equity risk in the amount of $6,642,952 is reflected in net unrealized gains on investments on the Statements of Assets and Liabilities for WealthBuilder Tactical Equity Portfolio. The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains (losses) and change in unrealized gains (losses) on futures contracts are reflected in the Statements of Operations.

8. BANK BORROWINGS

The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Portfolios are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. Prior to September 6, 2011, the revolving credit agreement was for $125,000,000 and the annual commitment fee paid by the Portfolios was 0.125% of the unused balance. For the year ended May 31, 2012, the Portfolios paid the following amounts in commitment fees:

Commitment Fee
WealthBuilder Conservative Allocation Portfolio	$936
WealthBuilder Moderate Balanced Portfolio	971
WealthBuilder Growth Balanced Portfolio	1,391
WealthBuilder Growth Allocation Portfolio	558
WealthBuilder Equity Portfolio	241
WealthBuilder Tactical Equity Portfolio	722

66	Wells Fargo Advantage WealthBuilder Portfolios	Notes to Financial Statements

For the year ended May 31, 2012, there were no borrowings by the Portfolios under the agreement

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2012, and May 31, 2011, were as follows:

	Ordinary Income		Long-Term Capital Gain
	2012	2011	2012	2011
WealthBuilder Conservative Allocation Portfolio	$16,002,181	$10,631,126	$9,466,346	$0
WealthBuilder Moderate Balanced Portfolio	10,823,056	10,135,863	1,275,497	215,189
WealthBuilder Growth Balanced Portfolio	7,382,373	6,589,539	0	0
WealthBuilder Growth Allocation Portfolio	1,913,751	1,471,806	0	0

As of May 31, 2012, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Gains (Losses)	Capital Loss Carryforward
WealthBuilder Conservative Allocation Portfolio	$2,947,796	$2,324,332	$20,285,789	$0
WealthBuilder Moderate Balanced Portfolio	0	306,811	25,325,317	0
WealthBuilder Growth Balanced Portfolio	234,414	0	32,482,450	(86,445,789)
WealthBuilder Growth Allocation Portfolio	139,870	0	13,965,971	(28,576,555)
WealthBuilder Equity Portfolio	0	0	12,157,656	(34,583,567)
WealthBuilder Tactical Equity Portfolio	0	0	32,710,682	(133,210,920)

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Management expects that adoption of the ASU will result in additional disclosures in the financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or

Notes to Financial Statements	Wells Fargo Advantage WealthBuilder Portfolios	67

honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

12. SUBSEQUENT DISTRIBUTIONS

On June 25, 2012, the Portfolios declared distributions from net investment income to shareholders of record on June 23, 2012. The per share amounts payable on June 26, 2012 were as follows:

Net investment income
WealthBuilder Conservative Allocation Portfolio	$0.00236
WealthBuilder Moderate Balanced Portfolio	$0.00174

These distributions are not reflected in the accompanying financial statements.

68	Wells Fargo Advantage WealthBuilder Portfolios	Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, six of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2012, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the transfer agents and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2012, the results of their operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 27, 2012

Other Information (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	69

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2012:

Dividends-Received Deduction
WealthBuilder Conservative Allocation Portfolio	1.54%
WealthBuilder Moderate Balanced Portfolio	4.68%
WealthBuilder Growth Balanced Portfolio	11.02%
WealthBuilder Growth Allocation Portfolio	20.00%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2012:

Long-term Capital Gain Distributions
WealthBuilder Conservative Allocation Portfolio	$9,466,346
WealthBuilder Moderate Balanced Portfolio	1,275,497

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2012 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Conservative Allocation Portfolio	$381,751
WealthBuilder Moderate Balanced Portfolio	774,781
WealthBuilder Growth Balanced Portfolio	1,241,289
WealthBuilder Growth Allocation Portfolio	585,264

For the fiscal year ended May 31, 2012, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-Related Dividends
WealthBuilder Conservative Allocation Portfolio	$1,808,210
WealthBuilder Moderate Balanced Portfolio	1,142,963
WealthBuilder Growth Balanced Portfolio	724,949
WealthBuilder Growth Allocation Portfolio	127,264

For the fiscal year ended May 31, 2012, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term Capital Gain Dividends
WealthBuilder Conservative Allocation Portfolio	$4,651,210
WealthBuilder Moderate Balanced Portfolio	1,242,478

70	Wells Fargo Advantage WealthBuilder Portfolios	Other Information (Unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargoadvantagefunds.com, or visiting the SEC Web site at sec.gov. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ Web site at wellsfargoadvantagefunds.com or by visiting the SEC Web site at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Portfolios are publicly available on the Portfolios’ Web site (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Portfolio is publicly available on the Portfolios’ Web site on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at sec.gov. In addition, each Portfolio’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other Information (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	71

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) of the Trust and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Portfolios. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 139 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

72	Wells Fargo Advantage WealthBuilder Portfolios	Other Information (Unaudited)

Name and Year of Birth	Position Held and Length of Service*	Principal Occupations During Past Five Years	Other Directorships During Past Five Years
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and Year of Birth	Position Held and Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Web site at wellsfargoadvantagefunds.com.

Other Information (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	73

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (collectively, the “Funds”); and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“Wells Capital Management”) for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreement with Wells Capital Management are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and Wells Capital Management and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management and Wells Capital Management were guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and Wells Capital Management under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and Wells Capital Management, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and Wells Capital Management. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and Wells Capital Management about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Funds by Funds Management and Wells Capital Management supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for each of the Funds was ultimately made on a fund-by-fund basis.

74	Wells Fargo Advantage WealthBuilder Portfolios	Other Information (Unaudited)

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds, and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the Universe.

The Board noted that the performance of the WealthBuilder Equity Portfolio was higher than or in range of the median performance of its Universe for the periods under review.

The Board also noted that the performances of the WealthBuilder Growth Balanced Portfolio and WealthBuilder Tactical Equity Portfolio were higher than or in range of the median performance of their respective Universe for the periods under review, except for the five-year and ten-year periods.

The Board noted that the performance of the WealthBuilder Growth Allocation Portfolio was higher than the median performance of its Universe for the periods under review, except for the one-year and five-year periods.

The Board noted that the performances of the WealthBuilder Conservative Allocation Portfolio and the WealthBuilder Moderate Balanced Portfolio were lower than or in range of the median performances of their respective Universe for the periods under review.

As part of its further review, the Board received an analysis of, and discussed factors contributing to, the performance of certain Funds. The Board noted, in particular, that the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio and the WealthBuilder Growth Balanced Portfolio had a higher percentage of their respective portfolios allocated to equity securities compared to funds included in their Universes. The Board noted actions that had been taken that were designed to address each of these Fund’s underperformance, and was satisfied that Funds Management and Wells Capital Management were taking appropriate actions with respect to the Funds’ investment performance.

The Board received and considered information regarding each Fund’s contractual advisory fee and net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any), transfer agent, custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 fees, service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of an expense Universe and a narrower expense group of mutual funds (each, an “Expense Group”) that was determined by Lipper to be similar to each Fund. The Board received a description of the methodology used by Lipper to select the mutual funds in a Fund’s Expense Group.

The Board noted that the Funds invest in both proprietary and non-proprietary underlying mutual funds, while many of funds included in the Expense Group invested only in proprietary funds. The Board noted that the net expense operating ratio comparisons provided by Lipper did not include the expenses of the underlying mutual funds. Funds Management presented the Board with additional information about the Funds’ expenses, including the expenses of the underlying funds. The report from Funds Management noted, in particular, that the WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, and the WealthBuilder Growth Balanced Portfolio had a higher percentage of their respective portfolios allocated to equity securities compared to funds included in their Universes and that underlying equity funds tended to be more expensive than fixed income funds.

The Board noted that the net operating expense ratios, including the underlying mutual fund expenses, of the Funds were higher than their respective Expense Group’s median net operating expense ratios. The Board noted that Funds Management proposed to maintain the contractual net expense ratio caps for the Funds.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates. The Board took into account the separate administrative and other services covered by the administration fee rates. The Board also reviewed and considered the contractual

Other Information (Unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	75

investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”). In addition, the Board reviewed and considered the existing fee waiver/cap arrangements applicable to the Advisory Agreement Rates and considered the Advisory Agreement Rates after taking the waivers/caps into account (the “Net Advisory Rates”).

The Board noted that the Advisory Agreement Rates and the Net Advisory Rates for the Funds were higher than the median rates of each Fund’s Expense Group. The Board also noted that the Funds are among the few fund-of-funds utilizing non-proprietary funds.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and Wells Capital Management to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to mutual funds and those associated with providing advice to non-mutual fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rates for the Funds, both with and without administration fee rates and before and after waivers, were reasonable in light of the Funds’ Expense Group information, the net expense ratio commitments, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered the Sub-Advisory Agreement Rates and concluded that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreement and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Funds. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of each Fund’s Advisory Agreement Rates in isolation. It noted that the levels of profitability of the reported on a fund by fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to Wells Capital Management, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in each Fund’s advisory fee structure, which operate generally to reduce the effective Advisory Agreement Rate of the Funds (as a percentage of Fund assets) as the Funds grow in size. It considered that, as a fund shrinks in size, breakpoints conversely result in increasing fee levels. The Board noted that it would have on-going opportunities to review the appropriate levels of breakpoints in the future, and concluded that the breakpoints as implemented appeared to be a reasonable step toward sharing economies of scale with the Funds. However, the Board acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale and of any attempt to correlate breakpoints with such economies, stemming largely from the Board’s understanding that economies of scale are realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund.

Other benefits to Funds Management and Wells Capital Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including Wells Capital Management, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and Wells Capital Management with the Funds and benefits potentially derived from an increase in Funds Management’s and Wells Capital Management’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates, including Wells Capital Management).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that various financial institutions,

76	Wells Fargo Advantage WealthBuilder Portfolios	Other Information (Unaudited)

including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized and any benefits that may be realized by using an affiliated broker.

Other factors and broader review

The Board also considered the markets for distribution of the Funds’ shares, including the channels through which the Funds’ shares are offered and sold. The Board noted that the Funds are part of one of the few fund families that have both direct-to-fund and intermediary distribution channels. As discussed above, the Board reviews detailed materials received from Funds Management and Wells Capital Management annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Funds receive throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of Abbreviations	Wells Fargo Advantage WealthBuilder Portfolios	77

The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American Depository Receipt
ADS	— American Depository Shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative Minimum Tax
AUD	— Australian Dollar
BAN	— Bond Anticipation Notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazil Real
CAB	— Capital Appreciation Bond
CAD	— Canadian Dollar
CCAB	— Convertible Capital Appreciation Bond
CDA	— Community Development Authority
CDO	— Collateralized Debt Obligation
CHF	— Swiss Franc
COP	— Certificate of Participation
CR	— Custody Receipts
DKK	— Danish Krone
DRIVER	— Derivative Inverse Tax-Exempt Receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-Traded Fund
EUR	— Euro
FFCB	— Federal Farm Credit Bank
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Authority
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British Pound
GDR	— Global Depository Receipt
GNMA	— Government National Mortgage Association
GO	— General Obligation
HCFR	— Healthcare Facilities Revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher Education Facilities Authority Revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong Dollar
HUF	— Hungarian Forint
IBC	— Insured Bond Certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial Development Revenue
IEP	— Irish Pound
JPY	— Japanese Yen
KRW	— Republic of Korea Won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity Agreement
LLC	— Limited Liability Company
LLP	— Limited Liability Partnership
LOC	— Letter of Credit
LP	— Limited Partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multi-Family Housing Revenue
MSTR	— Municipal Securities Trust Receipts
MTN	— Medium Term Note
MUD	— Municipal Utility District
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PCFA	— Pollution Control Finance Authority
PCR	— Pollution Control Revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable Floating Option Tax-Exempt Receipts
plc	— Public Limited Company
PLN	— Polish Zloty
PUTTER	— Puttable Tax-Exempt Receipts
R&D	— Research & Development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real Estate Investment Trust
ROC	— Reset Option Certificates
SAVRS	— Select Auction Variable Rate Securities
SBA	— Small Business Authority
SEK	— Swedish Krona
SFHR	— Single Family Housing Revenue
SFMR	— Single Family Mortgage Revenue
SGD	— Singapore Dollar
SKK	— Slovakian Koruna
SPA	— Standby Purchase Agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate Trading of Registered Interest and Principal Securities
TAN	— Tax Anticipation Notes
TBA	— To Be Announced
TIPS	— Treasury Inflation-Protected Securities
TRAN	— Tax Revenue Anticipation Notes
TCR	— Transferable Custody Receipts
TRY	— Turkish Lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African Rand

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FOR MORE INFORMATION

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Portfolios’ Web site, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

E-mail: wfaf@wellsfargo.com

Web site: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Portfolios’ Web site at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

210135 07-12 AWBP/AR102 05-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2012, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form

N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2011 and May 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended May 31, 2011 and May 31, 2012, the Audit Fees were $2,112,632 and $2,525,150, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended May 31, 2011 and May 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees - Provided below are the aggregate fees billed for the fiscal years ended May 31, 2011 and May 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended May 31, 2011 and May 31, 2012, the Tax Fees were $148,800 and $127,680, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended May 31, 2011 and May 31, 2012, the Tax Fees were $323,845 and $231,864, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended May 31, 2011 and May 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2)

Not Applicable.

(f)

Not Applicable.

(g)

Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended May 31, 2011 and May 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h)

The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	July 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	July 27, 2012

By:

/s/ Kasey L. Phillips

Kasey L. Phillips
Treasurer

Date:	July 27, 2012